UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number        811-07989

                                     Metropolitan West Funds

(Exact name of registrant as specified in charter)

865 South Figueroa Street

                                         Los Angeles, CA 90017

(Address of principal executive offices) (Zip code)

David B. Lippman

Metropolitan West Funds

865 South Figueroa Street

                                         Los Angeles, CA 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (213) 244-0000

Date of fiscal year end: March 31

Date of reporting period: December 31, 2014

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

Ultra Short Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 93.98%
ASSET-BACKED SECURITIES — 3.94%**
Goal Capital Funding Trust, Series 2006-1, Class A3
0.35%	11/25/26	[2]	$198,344	$196,573
Nelnet Student Loan Trust, Series 2012-5A, Class A
0.77%	10/27/36	[2,3]	223,442	223,237
SLC Student Loan Trust, Series 2005-1, Class A2
0.31%	11/15/21	[2]	287,795	287,705
SLM Student Loan Trust, Series 2003-12, Class A5
0.52%	09/15/22	[2,3]	320,282	319,905
SLM Student Loan Trust, Series 2005-8, Class A3
0.34%	10/25/24	[2]	697,060	695,651
SLM Student Loan Trust, Series 2006-4, Class A5
0.33%	10/27/25	[2]	838,492	835,751
SLM Student Loan Trust, Series 2007-7, Class A3
0.47%	04/25/17	[2]	990,000	988,861
SLM Student Loan Trust, Series 2008-5, Class A3
1.53%	01/25/18	[2]	644,069	647,545
SLM Student Loan Trust, Series 2008-8, Class A2
1.13%	10/25/17	[2]	184,563	185,092
SLM Student Loan Trust, Series 2010-1, Class A
0.57%	03/25/25	[2]	939,631	937,198
SLM Student Loan Trust, Series 2012-6, Class A2
0.45%	09/25/19	[2]	571,130	570,555
SLM Student Loan Trust, Series 2013-4, Class A
0.70%	06/25/27	[2]	322,287	321,819
SLM Student Loan Trust, Series 2013-5, Class A1
0.42%	05/25/18	[2]	531,517	531,546
Triton Container Finance LLC, Series 2007-1A, Class NOTE
0.31%	02/26/19	[2,3]	6,250	6,244

Total Asset-Backed Securities
(Cost $6,751,149)				6,747,682

CORPORATES — 17.90%*
Automotive — 0.53%
Nissan Motor Acceptance Corp.
0.96%	09/26/16	[2,3]	900,000	904,600

Banking — 4.63%
Bank of America Corp.
1.50%	10/09/15		500,000	501,912

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
Bank of America N.A. (BKNT)
0.54%	06/15/17	[2]	$750,000	$739,644
5.30%	03/15/17		250,000	268,681
Capital One Financial Corp.
1.00%	11/06/15		700,000	701,264
Credit Suisse/New York (YCD) (Switzerland)
0.47%	04/10/15	[2,4]	500,000	500,553
0.55%	08/24/15	[2,4]	850,000	850,268
JPMorgan Chase Bank N.A.
0.57%	06/13/16	[2]	1,550,000	1,543,904
JPMorgan Chase Bank N.A. (BKNT)
5.88%	06/13/16		295,000	314,573
Macquarie Bank Ltd. (Australia)
0.69%	06/15/16	[2,3,4]	500,000	500,164
0.86%	10/27/17	[2,3,4]	400,000	400,716
National City Bank/Cleveland OH (BKNT)
0.60%	06/07/17	[2]	700,000	696,956
Royal Bank of Scotland PLC (United Kingdom)
2.55%	09/18/15	[4]	500,000	505,222
4.88%	03/16/15	[4]	400,000	403,476

				7,927,333

Communications — 0.79%
AT&T, Inc.
2.50%	08/15/15		438,000	442,796
Verizon Communications, Inc.
1.77%	09/15/16	[2]	900,000	917,081

				1,359,877

Electric — 0.35%
NextEra Energy Capital Holdings, Inc.
1.34%	09/01/15		600,000	601,906

Energy — 0.71%
Florida Gas Transmission Co. LLC
4.00%	07/15/15	[3]	550,000	557,948
Trans-Canada Pipelines Ltd. (Canada)
0.94%	06/30/16	[2,4]	650,000	654,229

				1,212,177

Finance — 3.35%
Citigroup, Inc.
1.19%	07/25/16	[2]	1,800,000	1,813,736
5.30%	01/07/16		275,000	286,747
Ford Motor Credit Co. LLC, Series FRN
1.48%	05/09/16	[2]	600,000	605,367
General Electric Capital Corp., Series G (MTN)
0.88%	07/12/16	[2]	500,000	503,819

See accompanying notes to Schedule of Portfolio Investments.

N-Q Report December 2014 / 1

Ultra Short Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
General Motors Financial Co., Inc., Series 3YR
3.00%	09/25/17		$650,000	$660,564
Goldman Sachs Group, Inc. (MTN)
1.60%	11/23/15		1,000,000	1,005,527
Goldman Sachs Group, Inc., Series B (MTN)
0.63%	07/22/15	[2]	200,000	199,996
Morgan Stanley
1.01%	01/05/18	[2]	400,000	400,397
Morgan Stanley (MTN)
0.68%	10/18/16	[2]	260,000	259,419

				5,735,572

Food — 0.29%
Kraft Foods Group, Inc.
1.62%	06/04/15		500,000	502,101

Health Care — 1.04%
McKesson Corp.
0.64%	09/10/15	[2]	800,000	800,386
Providence Health & Services Obligated Group
0.88%	10/01/15	[2]	975,000	976,913

				1,777,299

Industrials — 0.63%
Heathrow Funding Ltd. (United Kingdom)
2.50%	06/25/15	[3,4]	1,100,000	1,077,572

Insurance — 0.47%
Metropolitan Life Global Funding I
0.76%	07/15/16	[2,3]	250,000	251,161
1.70%	06/29/15	[3]	550,000	552,974

				804,135

Real Estate Investment Trust (REIT) — 4.59%
ARC Properties Operating Partnership LP/ Clark Acquisition LLC
2.00%	02/06/17		650,000	622,830
Camden Property Trust
5.00%	06/15/15		320,000	325,587
HCP, Inc.
6.00%	01/30/17		1,100,000	1,200,835
7.07%	06/08/15		625,000	641,982
Hospitality Properties Trust
6.30%	06/15/16		500,000	524,204
Kimco Realty Corp. (MTN)
5.58%	11/23/15		560,000	582,779
Mid-America Apartments LP
5.50%	10/01/15		900,000	930,084

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
Nationwide Health Properties, Inc.
6.00%	05/20/15		$1,025,000	$1,045,091
Pan Pacific Retail Properties, Inc.
5.25%	09/01/15		500,000	514,606
Realty Income Corp.
5.50%	11/15/15		700,000	726,415
WEA Finance LLC/Westfield UK & Europe Finance PLC
1.75%	09/15/17	[3]	750,000	747,489

				7,861,902

Retail — 0.43%
Walgreens Boots Alliance, Inc.
0.68%	05/18/16	[2]	745,000	745,231

Transportation — 0.09%
JetBlue Airways Pass-Through Trust,
Series 2004, Class G1
0.61%	08/15/16	[2]	149,916	148,229

Total Corporates
(Cost $30,551,808)				30,657,934

MORTGAGE-BACKED — 67.07%**
Commercial Mortgage-Backed — 8.45%
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-4, Class A4
5.19%	07/10/45	[2]	24,577	24,568
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-6, Class A4
5.15%	09/10/47	[2]	487,137	497,320
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-3, Class A3
5.55%	06/10/49	[2]	323,399	324,690
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW16, Class AAB
5.71%	06/11/40	[2]	513,023	524,617
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class A3
5.74%	06/11/50		170,334	171,325
Commercial Mortgage Pass-Through Certificates, Series 2012-CR5, Class A2
1.68%	12/10/45		520,000	519,866
Commercial Mortgage Trust, Series 2006-CD3, Class A1S
5.61%	10/15/48		925,243	979,286
Commercial Mortgage Trust, Series 2012-CR3, Class A1
0.67%	10/15/45		1,226,572	1,221,199
DBRR Trust, Series 2013-EZ3, Class A
1.64%	12/18/49	[2,3]	877,484	882,009

See accompanying notes to Schedule of Portfolio Investments.

2 / N-Q Report December 2014

Ultra Short Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
DBUBS Mortgage Trust, Series 2011-LX2A, Class A1
3.53%	07/10/44	[3]	$869,130	$911,365
GS Mortgage Securities Trust, Series 2011-GC3, Class A2
3.64%	03/10/44	[3]	666,595	683,194
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class A4
5.24%	12/15/44	[2]	1,219,077	1,239,709
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB14, Class ASB
5.51%	12/12/44	[2]	84,605	85,544
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class ASB
5.86%	04/15/45	[2]	443,065	450,217
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP9, Class A3S
5.24%	05/15/47	[3]	102,663	102,504
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB20, Class ASB
5.69%	02/12/51		123,530	128,263
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class ASB
5.79%	06/15/49	[2]	257,612	269,889
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2011-C3, Class A3
4.39%	02/15/46	[3]	1,100,000	1,184,850
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2005-LDP2, Class A3
4.70%	07/15/42		7,738	7,737
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C4, Class A3
4.11%	07/15/46	[3]	980,000	1,048,129
LB-UBS Commercial Mortgage Trust, Series 2003-C5, Class K
5.25%	04/15/37	[2,3]	1,274,000	1,276,834
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A1A
5.17%	12/12/49		896,726	949,363
Morgan Stanley Capital I Trust, Series 2007-HQ12, Class A2
5.59%	04/12/49	[2]	741,015	746,457
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A2
5.42%	04/15/47		43,874	43,890

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A1
2.50%	02/15/44	[3]	$206,805	$208,076

				14,480,901

Non-Agency Mortgage-Backed — 9.62%
Aames Mortgage Trust, Series 2002-1, Class A3 (STEP)
6.49%	06/25/32		34,578	33,683
Adjustable Rate Mortgage Trust, Series 2005-1, Class 1A1
2.98%	05/25/35	[2]	690,325	623,539
Adjustable Rate Mortgage Trust, Series 2005-11, Class 2A12
2.63%	02/25/36	[2]	107,084	106,961
Adjustable Rate Mortgage Trust, Series 2005-11, Class 2A41
2.63%	02/25/36	[2]	375,258	367,373
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2005-HE4, Class M2
0.84%	05/25/35	[2]	151,913	152,291
Banc of America Funding Corp., Series 2003-2, Class 1A1
6.50%	06/25/32		7,751	8,267
Banc of America Funding Corp., Series 2006-G, Class 2A3
0.34%	07/20/36	[2]	76,852	76,962
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-3, Class A4
4.67%	07/10/43		1,028,000	1,040,591
Banc of America Mortgage Securities, Inc., Series 2003-A, Class 2A2
3.03%	02/25/33	[2]	2,930	2,907
BCAP LLC Trust, Series 2007-AA1, Class 1A2
0.33%	02/25/47	[2]	370,595	341,569
Centex Home Equity Loan Trust, Series 2005-D, Class M1
0.60%	10/25/35	[2]	539,342	539,400
Citigroup Mortgage Loan Trust, Inc., Series 2004-HYB1, Class A41
2.86%	02/25/34	[2]	118,807	116,558
Citigroup Mortgage Loan Trust, Inc., Series 2005-WF2, Class MV1
0.82%	08/25/35	[2]	305,439	302,377
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2, Class A3
0.35%	03/25/37	[2]	2,108,162	2,076,837
Conseco Financial Corp., Series 1994-1, Class A5
7.65%	04/15/19		465	483

See accompanying notes to Schedule of Portfolio Investments.

N-Q Report December 2014 / 3

Ultra Short Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Countrywide Alternative Loan Trust, Series 2004-J6, Class 2A1
6.50%	11/25/31		$127,237	$135,426
Credit Suisse First Boston Commercial Mortgage Trust, Series 2007-C5, Class AAB
5.62%	09/15/40	[2]	575,468	603,918
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-AR31, Class 4A2
2.56%	11/25/32	[2]	200,000	180,752
DBRR Trust, Series 2013-EZ2, Class A
0.85%	02/25/43	[2,3]	237,974	237,933
Downey Savings & Loan Association Mortgage Loan Trust, Series 2004-AR3, Class 2A2A
0.53%	07/19/44	[2]	338,123	328,468
Equifirst Mortgage Loan Trust, Series 2005-1, Class M1
0.59%	04/25/35	[2]	262,454	263,020
Fremont Home Loan Trust, Series 2005-C, Class M1
0.65%	07/25/35	[2]	310,996	312,196
GE Mortgage Services LLC, Series 1998-HE1, Class A7
6.46%	06/25/28		68	68
GMAC Mortgage Corp. Loan Trust, Series 2003-GH1, Class A5 (STEP)
5.60%	07/25/34		20,334	20,809
Green Tree Home Improvement Loan Trust, Series 1995-F, Class B2
7.10%	01/15/21		3,919	3,921
GSAA Trust, Series 2006-2, Class 2A3
0.44%	12/25/35	[2]	283,869	282,822
Home Equity Loan Trust, Series 2007-3, Class APT
1.36%	11/20/36	[2]	660,111	661,000
IndyMac Index Mortgage Loan Trust, Series 2004-AR12, Class A1
0.95%	12/25/34	[2]	676,493	574,647
IndyMac Index Mortgage Loan Trust, Series 2004-AR6, Class 6A1
2.70%	10/25/34	[2]	594,410	601,188
IndyMac Manufactured Housing Contract, Series 1998-2, Class A4
6.64%	08/25/29	[2]	56,074	55,939
Irwin Home Equity Corp., Series 2003-A, Class M2
2.82%	10/25/27	[2]	1,404	1,404
JPMorgan Mortgage Trust, Series 2005-A2, Class 9A1
2.49%	04/25/35	[2]	510,232	512,481

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
MASTR Adjustable Rate Mortgages Trust, Series 2004-1, Class 2A1
2.75%	01/25/34	[2]	$14,039	$13,608
MASTR Adjustable Rate Mortgages Trust, Series 2004-12, Class 5A1
7.05%	10/25/34	[2]	701,663	657,701
MASTR Adjustable Rate Mortgages Trust, Series 2004-5, Class 3A1
2.59%	06/25/34	[2]	15,929	15,331
MASTR Adjustable Rate Mortgages Trust, Series 2007-2, Class A2
0.28%	03/25/47	[2]	601,049	590,943
MASTR Seasoned Securities Trust, Series 2004-1, Class 4A1
2.51%	10/25/32	[2]	80,813	81,054
Merrill Lynch Mortgage Investors, Inc., Series 2003-A1, Class 2A
2.19%	12/25/32	[2]	218,643	224,816
Mid-State Trust, Series 2006, Class A4
7.79%	07/01/35		28,001	30,167
Park Place Securities, Inc., Series 2005-WHQ2, Class A1B
0.44%	05/25/35	[2]	402,002	401,547
Residential Asset Mortgage Products, Inc., Series 2003-RZ3, Class A6 (STEP)
3.90%	03/25/33		216,659	218,154
Residential Asset Mortgage Products, Inc., Series 2003-SL1, Class A11
7.12%	03/25/16		3,320	3,364
Residential Asset Mortgage Products, Inc., Series 2004-SL1, Class A2
8.50%	11/25/31	†	67,467	26,986
Residential Asset Mortgage Products, Inc., Series 2004-SL1, Class A8
6.50%	11/25/31		110,690	114,351
Residential Asset Securities Corp., Series 2004-IP2, Class 2A1
2.48%	12/25/34	[2]	269,545	274,090
Residential Asset Securities Corp., Series 2005-KS12, Class A3
0.49%	01/25/36	[2]	646,637	641,502
Residential Funding Mortgage Securities II, Inc., Series 1999-HI6, Class AI7 (STEP)
8.60%	09/25/29		17,605	17,607
Residential Funding Mortgage Securities II, Inc., Series 2000-HI1, Class AI7 (STEP)
8.29%	02/25/25		1,391	1,388
Soundview Home Equity Loan Trust, Series 2006-WF2, Class A2C
0.31%	12/25/36	[2]	521,850	515,264
Structured Asset Investment Loan Trust, Series 2005-5, Class M1
0.80%	06/25/35	[2]	471,368	472,810

See accompanying notes to Schedule of Portfolio Investments.

4 / N-Q Report December 2014

Ultra Short Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Structured Asset Securities Corp., Series 2001-15A, Class 4A1
2.18%	10/25/31	[2]	$35,458	$35,542
Terwin Mortgage Trust, Series 2004-13AL, Class 2PX (IO)
0.34%	08/25/34	[3,5]	4,454,021	64,345
UCFC Home Equity Loan, Series 1998-D, Class BF1
8.96%	04/15/30	[2,5]	1,243	172
WaMu Alternative Mortgage Pass-Through Certificates, Series 2005-4, Class CB13
0.67%	06/25/35	[2]	397,862	309,544
WaMu Mortgage Pass-Through Certificates, Series 2002-AR6, Class A
1.51%	06/25/42	[2]	76,027	73,733
WaMu Mortgage Pass-Through Certificates, Series 2003-AR6, Class A1
2.44%	06/25/33	[2]	226,037	226,930
WaMu Mortgage Pass-Through Certificates, Series 2003-MS9, Class 1A
7.00%	04/25/33		1,360	1,388
Wells Fargo Home Equity Trust, Series 2005-3, Class M1
0.58%	11/25/35	[2]	344,123	344,435
Wells Fargo Home Equity Trust, Series 2005-4, Class AI3
0.55%	12/25/35	[2]	555,427	550,583

				16,473,145

U.S. Agency Mortgage-Backed — 49.00%
Fannie Mae Aces, Series 2014-M6, Class FA
0.46%	12/25/17		891,841	885,531
Fannie Mae Pool 111643
1.93%	09/01/20	[2]	9,075	9,135
Fannie Mae Pool 254548
5.50%	12/01/32		336,342	379,104
Fannie Mae Pool 523829
8.00%	11/01/19		64,564	70,801
Fannie Mae Pool 555098
2.42%	11/01/32	[2]	54,113	57,554
Fannie Mae Pool 555424
5.50%	05/01/33		221,050	249,621
Fannie Mae Pool 567002
8.00%	05/01/23		52,260	59,705
Fannie Mae Pool 646884
1.79%	05/01/32	[2]	4,889	5,027
Fannie Mae Pool 648860
6.50%	05/01/17		113,606	118,458
Fannie Mae Pool 655133
7.00%	08/01/32		25,531	29,222

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 655151
7.00%	08/01/32		$17,835	$19,228
Fannie Mae Pool 745506
5.66%	02/01/16		448,777	462,763
Fannie Mae Pool 754001
2.40%	12/01/33	[2]	204,730	209,916
Fannie Mae Pool 762525
6.50%	11/01/33		31,432	33,623
Fannie Mae Pool 770900
2.06%	04/01/34	[2]	342,390	362,658
Fannie Mae Pool 893489
2.23%	09/01/36	[2]	64,264	68,528
Fannie Mae Pool AD0538
6.00%	05/01/24		200,319	221,077
Fannie Mae Pool AE0443
6.50%	10/01/39		299,091	340,835
Fannie Mae Pool AL0561
3.74%	06/01/18		921,136	980,443
Fannie Mae Pool AL0851
6.00%	10/01/40		256,985	292,005
Fannie Mae REMICS, Series 2003-29, Class F
0.67%	12/25/32	[2]	787,159	789,652
Fannie Mae REMICS, Series 2003-64, Class KS
9.44%	07/25/18	[2]	131,394	144,932
Fannie Mae REMICS, Series 2004-38, Class FT
0.60%	10/25/33	[2]	1,023,950	1,029,152
Fannie Mae REMICS, Series 2005-57, Class EG
0.47%	03/25/35	[2]	1,184,032	1,187,163
Fannie Mae REMICS, Series 2006-84, Class WF
0.47%	02/25/36	[2]	491,354	493,063
Fannie Mae REMICS, Series 2009-111, Class DA
5.00%	12/25/39		209,711	227,128
Fannie Mae REMICS, Series 2011-8, Class PF
0.67%	01/25/40	[2]	640,711	644,660
Fannie Mae REMICS, Series 2012-19, Class FP
0.67%	12/25/39	[2]	1,544,966	1,548,767
Fannie Mae REMICS, Series 2013-75, Class FC
0.42%	07/25/42	[2]	1,417,161	1,418,490
Fannie Mae REMICS. Series 2004-92, Class FD
0.52%	05/25/34	[2]	1,498,446	1,505,521

See accompanying notes to Schedule of Portfolio Investments.

N-Q Report December 2014 / 5

Ultra Short Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae, Series 1988-12, Class A
3.74%	02/25/18	[2]	$21,270	$21,899
Fannie Mae, Series 1993-80, Class S
10.67%	05/25/23	[2]	3,052	3,432
Fannie Mae, Series 2001-42, Class SB
8.50%	09/25/31	[2]	2,914	3,473
Fannie Mae, Series 2001-60, Class OF
1.12%	10/25/31	[2]	277,404	285,585
Fannie Mae, Series 2002-30, Class FB
1.17%	08/25/31	[2]	379,758	388,443
Fannie Mae, Series 2003-117, Class XF
0.52%	08/25/33	[2]	423,705	424,422
Fannie Mae, Series 2003-124, Class TS
9.80%	01/25/34	[2]	37,997	45,885
Fannie Mae, Series 2003-134, Class FC
0.77%	12/25/32	[2]	1,244,731	1,262,696
Fannie Mae, Series 2004-60, Class FW
0.62%	04/25/34	[2]	1,064,347	1,074,130
Fannie Mae, Series 2004-79, Class F
0.47%	08/25/32	[2]	369,713	370,994
Fannie Mae, Series 2004-96, Class MT
7.00%	12/25/34	[2]	10,049	10,558
Fannie Mae, Series 2006-56, Class FD
0.42%	07/25/36	[2]	1,337,208	1,341,334
Fannie Mae, Series 2007-68, Class SC (IO)
6.53%	07/25/37	[2]	425,518	69,559
Fannie Mae, Series 2008-47, Class PF
0.67%	06/25/38	[2]	300,104	302,033
Fannie Mae, Series 2009-33, Class FB
0.99%	03/25/37	[2]	399,287	407,111
Fannie Mae, Series 2010-109, Class PF
0.57%	10/25/40	[2]	233,226	235,022
Fannie Mae, Series 2010-119, Class FK
0.67%	04/25/40	[2]	875,154	878,548
Fannie Mae, Series 2010-26, Class S (IO)
6.06%	11/25/36	[2]	1,187,031	181,719
Fannie Mae, Series 2010-35, Class FL
0.62%	07/25/38	[2]	1,178,903	1,183,766
Fannie Mae, Series 2011-71, Class FB
0.67%	05/25/37	[2]	510,313	514,963
Fannie Mae, Series 2012-33, Class F
0.69%	04/25/42	[2]	1,602,662	1,617,430
Fannie Mae, Series 2014-M12, Class FA
0.45%	10/25/21		948,616	954,334
Fannie Mae, Series 2014-M5, Class FA
0.52%	01/25/17		999,765	1,000,659
Fannie Mae, Series 2014-M8, Class FA
0.42%	05/25/18		1,040,429	1,041,341

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Federal Home Loan Bank (STEP)
0.75%	05/26/28		$680,000	$680,713
Freddie Mac Gold Pool C90237
6.50%	11/01/18		35,711	40,590
Freddie Mac Gold Pool C90474
7.00%	08/01/21		51,763	58,117
Freddie Mac Gold Pool D93410
6.50%	04/01/19		35,273	40,091
Freddie Mac Gold Pool G13107
5.50%	07/01/20		262,553	277,865
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K004, Class A2
4.19%	08/25/19		855,000	934,741
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K010, Class A1
3.32%	07/25/20		755,053	790,644
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K502, Class A1
0.73%	12/25/16		338,321	337,976
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K701, Class A2
3.88%	11/25/17		1,045,000	1,106,315
Freddie Mac Non Gold Pool 775554
2.40%	10/01/18	[2]	2,535	2,558
Freddie Mac Non Gold Pool 865369
2.78%	06/01/22	[2]	635	642
Freddie Mac REMICS, Series 2733, Class FB
0.76%	10/15/33	[2]	1,060,000	1,075,395
Freddie Mac REMICS, Series 2763, Class FC
0.51%	04/15/32	[2]	1,142,019	1,146,783
Freddie Mac REMICS, Series 2817, Class FC
0.61%	07/15/31	[2]	206,032	206,120
Freddie Mac REMICS, Series 2990, Class DE
0.54%	11/15/34	[2]	1,884,640	1,893,748
Freddie Mac REMICS, Series 2990, Class LE
0.48%	10/15/34	[2]	1,218,500	1,224,642
Freddie Mac REMICS, Series 3001, Class HS
16.35%	02/15/35	[2]	55,045	63,112
Freddie Mac REMICS, Series 3085, Class FW
0.86%	08/15/35	[2]	1,559,052	1,582,379

See accompanying notes to Schedule of Portfolio Investments.

6 / N-Q Report December 2014

Ultra Short Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS, Series 3174, Class FM
0.40%	05/15/36	[2]	$1,079,495	$1,080,739
Freddie Mac REMICS, Series 3423, Class FA
0.66%	06/15/36	[2]	865,278	866,824
Freddie Mac REMICS, Series 3652, Class PF
0.91%	07/15/32	[2]	346,553	349,989
Freddie Mac REMICS, Series 3767, Class JF
0.46%	02/15/39	[2]	1,632,105	1,639,715
Freddie Mac REMICS, Series 3792, Class DF
0.56%	11/15/40	[2]	2,150,279	2,160,859
Freddie Mac REMICS, Series 3806, Class DF
0.56%	08/15/25	[2]	673,806	676,317
Freddie Mac REMICS, Series 3828, Class TF
0.56%	04/15/29	[2]	637,361	639,454
Freddie Mac REMICS, Series 3831, Class PV
5.00%	05/15/25		986,696	1,063,193
Freddie Mac REMICS, Series 3845, Class FQ
0.41%	02/15/26	[2]	1,172,170	1,173,839
Freddie Mac Strips, Series 263, Class F5
0.66%	06/15/42	[2]	902,695	914,956
Freddie Mac, Series 1526, Class L
6.50%	06/15/23		7,847	8,566
Freddie Mac, Series 2368, Class AF
1.11%	10/15/31	[2]	182,350	187,629
Freddie Mac, Series 2642, Class BW (IO)
5.00%	06/15/23		7,012	594
Freddie Mac, Series 2945, Class LD
4.00%	02/15/35		82,730	85,968
Freddie Mac, Series 2971, Class AB
5.00%	05/15/20		21,211	22,181
Freddie Mac, Series 3196, Class FA
0.51%	04/15/32	[2]	1,130,086	1,133,538
Freddie Mac, Series 3300, Class FA
0.46%	08/15/35	[2]	1,450,954	1,456,230
Freddie Mac, Series 3325, Class NF
0.46%	08/15/35	[2]	291,476	292,537
Freddie Mac, Series 3345, Class FP
0.36%	11/15/36	[2]	27,000	27,022
Freddie Mac, Series 3345, Class PF
0.34%	05/15/36	[2]	33,334	33,376
Freddie Mac, Series 3346, Class FA
0.39%	02/15/19	[2]	1,017,612	1,018,621

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac, Series 3626, Class MA
5.00%	02/15/30		$81,234	$81,790
Freddie Mac, Series 3895, Class BF
0.66%	07/15/41	[2]	614,099	620,009
Freddie Mac, Series 3946, Class FG
0.51%	10/15/39	[2]	1,009,032	1,013,626
Freddie Mac, Series 4109, Class KF
0.56%	05/15/32	[2]	1,838,224	1,838,931
Freddie Mac, Series KF05, Class A
0.51%	09/25/21		1,164,872	1,166,314
Freddie Mac, Series KS02, Class A
0.54%	08/25/23		992,745	993,883
Ginnie Mae II Pool 80546
1.62%	10/20/31	[2]	21,677	22,641
Ginnie Mae II Pool 80610
1.62%	06/20/32	[2]	266,925	277,877
Ginnie Mae II Pool 80614
1.62%	07/20/32	[2]	36,146	37,524
Ginnie Mae II Pool 80687
1.62%	04/20/33	[2]	184,758	193,058
Ginnie Mae II Pool 8339
1.62%	12/20/23	[2]	41,345	42,774
Ginnie Mae II Pool 8684
1.62%	08/20/25	[2]	54,515	56,347
Ginnie Mae II Pool MA0331
2.50%	08/20/42	[2]	672,011	693,563
Ginnie Mae, Series 2001-22, Class FK
0.51%	05/16/31	[2]	1,531,111	1,540,726
Ginnie Mae, Series 2001-51, Class FA
0.66%	10/16/31	[2]	1,629,098	1,644,108
Ginnie Mae, Series 2002-16, Class FV
0.56%	02/16/32	[2]	1,660,739	1,673,760
Ginnie Mae, Series 2002-20, Class FC
0.46%	03/16/32	[2]	722,230	722,507
Ginnie Mae, Series 2002-72, Class FB
0.56%	10/20/32	[2]	404,104	407,379
Ginnie Mae, Series 2002-72, Class FC
0.56%	10/20/32	[2]	385,412	388,536
Ginnie Mae, Series 2003-42, Class FA
0.56%	07/16/31	[2]	1,669,420	1,680,826
Ginnie Mae, Series 2004-2, Class FW
1.56%	01/16/34	[2]	489,182	516,479
Ginnie Mae, Series 2009-66, Class UF
1.16%	08/16/39	[2]	435,953	444,659
Ginnie Mae, Series 2009-92, Class FC
0.96%	10/16/39	[2]	442,036	448,466
Ginnie Mae, Series 2010-108, Class PF
0.56%	02/20/38	[2]	1,234,693	1,240,744

See accompanying notes to Schedule of Portfolio Investments.

N-Q Report December 2014 / 7

Ultra Short Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae, Series 2010-2, Class FA
0.66%	05/20/37	[2]	$1,250,552	$1,254,591
Ginnie Mae, Series 2010-66, Class C
3.24%	04/16/42		565,942	576,200
Ginnie Mae, Series 2011-70, Class IL (IO)
0.60%	06/16/37	[2]	5,866,818	103,580
Ginnie Mae, Series 2011-80, Class BF
0.50%	06/20/36	[2]	1,317,798	1,319,613
Ginnie Mae, Series 2012-10, Class FP
0.46%	01/20/41	[2]	1,002,236	1,002,555
Ginnie Mae, Series 2012-13, Class KF
0.46%	07/20/38	[2]	1,518,479	1,524,154
NCUA Guaranteed Notes, Series 2010-R1, Class 1A
0.61%	10/07/20	[2]	1,289,904	1,297,890
NCUA Guaranteed Notes, Series 2010-R2, Class 1A
0.53%	11/06/17	[2]	1,590,973	1,595,137
NCUA Guaranteed Notes, Series 2010-R3, Class 1A
0.72%	12/08/20	[2]	1,077,085	1,086,699
NCUA Guaranteed Notes, Series 2011-C1, Class 2A
0.69%	03/09/21	[2]	961,344	968,249
NCUA Guaranteed Notes, Series 2011-R3, Class 1A
0.56%	03/11/20	[2]	599,515	602,007
NCUA Guaranteed Notes, Series 2011-R4, Class 1A
0.54%	03/06/20	[2]	380,119	381,143
NCUA Guaranteed Notes, Series 2011-R5, Class 1A
0.54%	04/06/20	[2]	574,754	575,765
NCUA Guaranteed Notes, Series 2011-R6, Class 1A
0.54%	05/07/20	[2]	138,484	138,594

				83,930,380

Total Mortgage-Backed
(Cost $114,181,139)				114,884,426

MUNICIPAL BONDS — 0.75%*
California — 0.29%
State of California, Taxable, Various Purpose Bonds
5.45%	04/01/15		500,000	506,125

Issues	Maturity Date		Principal Amount	Value
MUNICIPAL BONDS (continued)
Illinois — 0.46%
State of Illinois, Taxable Pension Bonds
4.35%	06/01/18		$750,000	$784,545

Total Municipal Bonds
(Cost $1,291,335)				1,290,670

U.S. AGENCY SECURITIES — 3.04%
Federal Farm Credit Bank
0.18%	09/14/16	[2]	985,000	985,205
0.20%	04/26/17	[2]	2,000,000	2,001,464
0.21%	04/17/17	[2]	1,280,000	1,281,253
Federal Home Loan Bank
0.22%	10/07/15	[2]	940,000	940,841

Total U.S. Agency Securities
(Cost $5,204,717)				5,208,763

U.S. TREASURY SECURITIES — 1.28%
U.S. Treasury Notes — 1.28%
U.S. Treasury Notes - Treasury Inflation Indexed Notes
0.12%	04/15/16	[6]	1,750,000	1,877,276
0.50%	04/15/15	[6]	300,000	324,498

Total U.S. Treasury Securities
(Cost $2,235,653)				2,201,774

Total Bonds – 93.98%
(Cost $160,215,801)				160,991,249

Issues	Maturity Date		Principal Amount/ Share	Value
SHORT-TERM INVESTMENTS — 4.22%
Money Market Funds — 2.07%
Dreyfus Cash Advantage Fund
0.01%[7]			1,774,000	1,774,000
Morgan Stanley Institutional Fund
0.04%[7]			1,774,000	1,774,000

				3,548,000

U.S. Agency Discount Notes — 2.15%
Federal Home Loan Bank
0.08%[8]	03/18/15		1,475,000	1,474,938
Freddie Mac
0.06%[8]	03/23/15		2,200,000	2,199,903

				3,674,841

Total Short-Term Investments
(Cost $7,222,485)				7,222,841

See accompanying notes to Schedule of Portfolio Investments.

8 / N-Q Report December 2014

Ultra Short Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Value
Total Investments – 98.20%
(Cost $167,438,286)[1]	$168,214,090

Cash and Other Assets, Less Liabilities – 1.80%	3,087,433

Net Assets – 100.00%	$171,301,523

Notes:

1	Cost for federal income tax purposes is $167,444,583 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$1,463,366
Gross unrealized (depreciation)	(693,859)

Net unrealized appreciation	$769,507

[2]	Floating rate security. The rate disclosed was in effect at December 31, 2014.

[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[5]	Illiquid security as determined under procedures approved by the Funds’ Board of Trustees. The aggregate value of illiquid securities is $64,517, which is 0.04% of total net assets.

[6]	Inflation protected security. Principal amount reflects original security face amount.
[7]	Represents the current yield as of December 31, 2014.

[8]	Represents annualized yield at date of purchase.

†

Fair valued security. The aggregate value of fair valued securities is $26,986, which is 0.02% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.

**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(IO): Interest only

(MTN): Medium-term note

(STEP): Step coupon bond

(YCD): Yankee Certificate of Deposit

See accompanying notes to Schedule of Portfolio Investments.

N-Q Report December 2014 / 9

Low Duration Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 82.41%
ASSET-BACKED SECURITIES — 14.00%**
Alm Loan Funding, Series 2012-7A, Class A1 (Cayman Islands)
1.65%	10/19/24	[2,3,4]	$4,950,000	$4,939,457
ARES CLO Ltd., Series 2007-12A, Class A (Cayman Islands)
0.86%	11/25/20	[2,3,4]	4,731,796	4,714,820
Axis Equipment Finance Receivables LLC, Series 2012-1I, Class E1
6.25%	04/20/16		509,731	511,426
Bayview Commercial Asset Trust, Series 2005-1A, Class A1
0.47%	04/25/35	[3,4]	564,733	515,299
Bayview Commercial Asset Trust, Series 2005-2A, Class A1
0.48%	08/25/35	[3,4]	2,448,799	2,242,324
Bayview Commercial Asset Trust, Series 2007-1, Class A1
0.39%	03/25/37	[3,4]	466,241	417,731
Bayview Commercial Asset Trust, Series 2007-3, Class A1
0.41%	07/25/37	[3,4]	4,069,410	3,607,745
Blue Hill CLO Ltd., Series 2013-1A, Class A
1.71%	01/15/26	[3,4]	8,110,000	8,059,613
BlueMountain CLO Ltd., Series 2013-4A, Class A (Cayman Islands)
1.73%	04/15/25	[2,3,4]	4,235,000	4,212,415
Brazos Higher Education Authority, Inc., Series 2003 I, Class A3
0.38%	09/26/22	[3]	3,826,177	3,810,427
Brazos Higher Education Authority, Inc., Series 2010-1, Class A2
1.43%	02/25/35	[3]	3,070,000	3,149,441
Brazos Higher Education Authority, Inc., Series 2011-1, Class A2
1.03%	02/25/30	[3]	337,184	339,453
Brazos Higher Education Authority, Inc., Series 2011-2, Class A3
1.23%	10/27/36	[3]	5,075,000	5,139,370
Cent CLO LP, Series 2013-19A, Class A1A (Cayman Islands)
1.56%	10/29/25	[2,3,4]	10,479,959	10,366,901
Cronos Containers Program Ltd., Series 2012-2A, Class A (Bermuda)
3.81%	09/18/27	[2,4]	2,945,000	2,945,370
Dryden XXII Senior Loan Fund, Series 2013-30A, Class A (Cayman Islands)
1.48%	11/15/25	[2,3,4]	7,500,000	7,382,295
Education Loan Asset-Backed Trust, Series 2013-1A, Class A2
0.96%	04/26/32	[3,4]	8,375,000	8,367,748
Flatiron CLO Ltd., Series 2013-1A, Class A1 (Cayman Islands)
1.63%	01/17/26	[2,3,4]	8,945,000	8,880,981

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
GCO Education Loan Funding Trust, Series 2006-2AR, Class A1RN
0.82%	08/27/46	[3,4]	$9,041,928	$8,664,567
GCO Education Loan Funding Trust, Series 2007-1A, Class A5L
0.30%	05/25/23	[3,4]	1,811,769	1,800,377
GE Business Loan Trust, Series 2004-2A, Class A
0.38%	12/15/32	[3,4]	2,401,443	2,345,038
GE Business Loan Trust, Series 2005-1A, Class A3
0.41%	06/15/33	[3,4]	1,873,476	1,820,482
Goal Capital Funding Trust, Series 2006-1, Class A3
0.35%	11/25/26	[3]	2,836,324	2,810,994
Goal Capital Funding Trust, Series 2006-1, Class B
0.68%	08/25/42	[3]	4,144,715	3,802,737
ING Investment Management Ltd., Series 2012-4A, Class A1 (Cayman Islands)
1.62%	10/15/23	[2,3,4]	4,550,000	4,521,458
J.G. Wentworth XXX LLC, Series 2013-3A, Class A
4.08%	01/17/73	[4]	5,369,203	5,748,009
Latitude CLO II Corp., Series 2006-2A, Class A2 (Cayman Islands)
0.57%	12/15/18	[2,3,4]	2,986,913	2,969,291
LCM VI LP, Series 2006-6A, Class A (Cayman Islands)
0.47%	05/28/19	[2,3,4]	3,609,180	3,604,363
Limerock CLO, Series 2014-2A, Class A (Cayman Islands)
1.73%	04/18/26	[2,3,4]	7,425,000	7,378,609
National Collegiate Student Loan Trust, Series 2006-1, Class A3
0.36%	05/25/26	[3]	3,897,741	3,876,518
National Collegiate Student Loan Trust, Series 2006-3, Class A3
0.32%	10/25/27	[3]	1,728,329	1,708,774
National Collegiate Student Loan Trust, Series 2007-1, Class A2
0.30%	11/27/28	[3]	657,777	650,312
National Collegiate Student Loan Trust, Series 2007-2, Class A2
0.30%	06/26/28	[3]	4,908,682	4,731,926
Navient Student Loan Trust, Series 2014-8, Class A2
0.60%	04/25/23	[3]	17,800,000	17,813,475
Nelnet Student Loan Trust, Series 2007-1, Class A1
0.24%	11/27/18	[3]	228,499	228,439
Nelnet Student Loan Trust, Series 2008-4, Class A4
1.71%	04/25/24	[3]	8,310,000	8,526,775

See accompanying notes to Schedule of Portfolio Investments.

10 / N-Q Report December 2014

Low Duration Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Nelnet Student Loan Trust, Series 2012-5A, Class A
0.77%	10/27/36	[3,4]	$3,713,752	$3,710,360
Nelnet Student Loan Trust, Series 2013-1A, Class A
0.77%	06/25/41	[3,4]	5,431,462	5,456,091
Nelnet Student Loan Trust, Series 2014-5A, Class A
0.72%	07/25/41	[3,4]	17,007,395	17,034,234
North Carolina State Education Authority, Series 2011-1, Class A3
1.13%	10/25/41	[3]	5,500,000	5,535,860
Northstar Education Finance, Inc.
0.33%	04/28/30	[3]	5,605,000	5,477,598
Oak Hill Credit Partners, Series 2012-7A, Class A (Cayman Islands)
1.65%	11/20/23	[2,3,4]	5,350,000	5,323,432
Octagon Investment Partners XI Ltd., Series 2007-1X, Class A1B
0.49%	08/25/21	[4,5]	3,432,914	3,385,976
OHA Credit Partners IX Ltd., Series 2013-9A, Class A1 (Cayman Islands)
1.63%	10/20/25	[2,3,4]	9,621,703	9,564,358
OHA Loan Funding Ltd., Series 2012-1A, Class A (Cayman Islands)
1.62%	01/23/25	[2,3,4]	7,000,000	6,948,858
SLC Student Loan Trust I, Series 2002-2, Class B2
1.65%	07/01/42	[3,4]	4,500,000	3,458,255
SLC Student Loan Trust, Series 2004-1, Class B
0.52%	08/15/31	[3]	2,021,421	1,852,540
SLC Student Loan Trust, Series 2005-1, Class A2
0.31%	11/15/21	[3]	143,728	143,683
SLC Student Loan Trust, Series 2006-1, Class A4
0.32%	12/15/21	[3]	168,519	168,133
SLC Student Loan Trust, Series 2007-1, Class A3
0.26%	11/15/21	[3]	4,202,435	4,200,353
SLC Student Loan Trust, Series 2007-1, Class A4
0.29%	05/15/29	[3]	8,000,000	7,753,908
SLM Student Loan Trust, Series 2003-11, Class A5
0.29%	12/15/22	[3,4]	7,218,849	7,195,692
SLM Student Loan Trust, Series 2003-12, Class A5
0.52%	09/15/22	[3,4]	6,979,236	6,971,022
SLM Student Loan Trust, Series 2003-8, Class A4
0.44%	03/15/19	[3]	1,802,484	1,801,675

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2004-1, Class A3
0.44%	04/25/23	[3]	$183,432	$182,803
SLM Student Loan Trust, Series 2004-2, Class B
0.70%	07/25/39	[3]	2,350,640	2,197,843
SLM Student Loan Trust, Series 2004-5A, Class A5
0.83%	10/25/23	[3,4]	7,235,000	7,256,646
SLM Student Loan Trust, Series 2004-7, Class A5
0.40%	01/27/20	[3]	475,616	474,643
SLM Student Loan Trust, Series 2004-8, Class B
0.69%	01/25/40	[3]	874,769	801,427
SLM Student Loan Trust, Series 2004-9, Class A5
0.38%	01/27/20	[3]	272,847	272,826
SLM Student Loan Trust, Series 2004-A, Class A3
0.64%	06/15/33	[3]	1,900,000	1,797,078
SLM Student Loan Trust, Series 2004-B, Class A3
0.57%	03/15/24	[3]	5,100,000	4,880,246
SLM Student Loan Trust, Series 2005-10, Class A4
0.34%	10/25/19	[3]	6,284,967	6,274,073
SLM Student Loan Trust, Series 2005-2, Class A5
0.32%	04/27/20	[3]	2,580,949	2,570,711
SLM Student Loan Trust, Series 2005-4, Class A3
0.35%	01/25/27	[3]	6,340,000	6,188,474
SLM Student Loan Trust, Series 2005-4, Class B
0.41%	07/25/40	[3]	2,899,122	2,598,296
SLM Student Loan Trust, Series 2005-5, Class A3
0.33%	04/25/25	[3]	595,467	593,349
SLM Student Loan Trust, Series 2005-8, Class A3
0.34%	10/25/24	[3]	2,641,980	2,636,641
SLM Student Loan Trust, Series 2005-8, Class A4
0.98%	01/25/28	[3]	9,485,000	9,497,236
SLM Student Loan Trust, Series 2006-2, Class A4
0.32%	10/25/22	[3]	4,431,929	4,429,386
SLM Student Loan Trust, Series 2006-2, Class A6
0.40%	01/25/41	[3]	6,000,000	5,710,536
SLM Student Loan Trust, Series 2006-4, Class A5
0.33%	10/27/25	[3]	7,229,854	7,206,224

See accompanying notes to Schedule of Portfolio Investments.

N-Q Report December 2014 / 11

Low Duration Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2006-5, Class A5
0.34%	01/25/27	[3]	$9,000,000	$8,875,207
SLM Student Loan Trust, Series 2006-8, Class A6
0.39%	01/25/41	[3]	6,000,000	5,597,604
SLM Student Loan Trust, Series 2007-1, Class A5
0.32%	01/26/26	[3]	2,970,000	2,914,451
SLM Student Loan Trust, Series 2007-2, Class A2
0.23%	07/25/17	[3]	936,900	935,491
SLM Student Loan Trust, Series 2007-6, Class A4
0.61%	10/25/24	[3]	4,330,000	4,297,220
SLM Student Loan Trust, Series 2007-6, Class B
1.08%	04/27/43	[3]	1,021,420	943,734
SLM Student Loan Trust, Series 2007-7, Class A3
0.47%	04/25/17	[3]	7,000,000	6,991,944
SLM Student Loan Trust, Series 2008-2, Class B
1.43%	01/25/29	[3]	1,095,000	1,023,364
SLM Student Loan Trust, Series 2008-3, Class B
1.43%	04/25/29	[3]	1,095,000	1,024,426
SLM Student Loan Trust, Series 2008-4, Class A4
1.88%	07/25/22	[3]	4,531,000	4,767,101
SLM Student Loan Trust, Series 2008-4, Class B
2.08%	04/25/29	[3]	1,095,000	1,097,093
SLM Student Loan Trust, Series 2008-5, Class A3
1.53%	01/25/18	[3]	5,947,574	5,979,662
SLM Student Loan Trust, Series 2008-5, Class A4
1.93%	07/25/23	[3]	7,000,000	7,302,291
SLM Student Loan Trust, Series 2008-5, Class B
2.08%	07/25/29	[3]	1,095,000	1,119,874
SLM Student Loan Trust, Series 2008-6, Class A3
0.98%	01/25/19	[3]	3,370,000	3,386,944
SLM Student Loan Trust, Series 2008-6, Class B
2.08%	07/25/29	[3]	1,095,000	1,100,989
SLM Student Loan Trust, Series 2008-7, Class B
2.08%	07/25/29	[3]	1,095,000	1,103,117
SLM Student Loan Trust, Series 2008-8, Class A4
1.73%	04/25/23	[3]	8,200,000	8,552,129

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2008-8, Class B
2.48%	10/25/29	[3]	$1,095,000	$1,148,072
SLM Student Loan Trust, Series 2008-9, Class A
1.73%	04/25/23	[3]	6,607,463	6,792,888
SLM Student Loan Trust, Series 2008-9, Class B
2.48%	10/25/29	[3]	1,095,000	1,153,166
SLM Student Loan Trust, Series 2010-1, Class A
0.57%	03/25/25	[3]	18,281,349	18,234,022
SLM Student Loan Trust, Series 2011-1, Class A1
0.69%	03/25/26	[3]	636,483	638,840
SLM Student Loan Trust, Series 2012-1, Class A2
0.62%	11/25/20	[3]	3,032,266	3,037,392
SLM Student Loan Trust, Series 2012-1, Class A3
1.12%	09/25/28	[3]	7,504,000	7,646,351
SLM Student Loan Trust, Series 2012-3, Class A
0.82%	12/26/25	[3]	17,137,806	17,305,240
SLM Student Loan Trust, Series 2012-5, Class A2
0.47%	06/25/19	[3]	2,084,907	2,081,161
SLM Student Loan Trust, Series 2012-6, Class A2
0.45%	09/25/19	[3]	1,431,904	1,430,462
SLM Student Loan Trust, Series 2012-6, Class A3
0.90%	05/26/26	[3]	8,877,000	8,934,834
SLM Student Loan Trust, Series 2012-7, Class A2
0.45%	09/25/19	[3]	18,400,000	18,400,055
SLM Student Loan Trust, Series 2012-7, Class A3
0.82%	05/26/26	[3]	4,460,000	4,444,836
SLM Student Loan Trust, Series 2013-1, Class A2
0.42%	09/25/19	[3]	1,370,000	1,368,737
SLM Student Loan Trust, Series 2013-2, Class A
0.60%	09/25/26	[3]	16,081,842	16,049,623
SLM Student Loan Trust, Series 2013-3, Class A2
0.47%	05/26/20	[3]	8,715,000	8,704,952
SLM Student Loan Trust, Series 2013-4, Class A
0.70%	06/25/27	[3]	7,365,952	7,355,269
SLM Student Loan Trust, Series 2013-5, Class A2
0.56%	10/26/20	[3]	8,745,000	8,757,947

See accompanying notes to Schedule of Portfolio Investments.

12 / N-Q Report December 2014

Low Duration Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2013-6, Class A2
0.66%	02/25/21	[3]	$8,830,000	$8,835,338
SLM Student Loan Trust, Series 2014-1, Class A3
0.76%	02/26/29	[3]	6,900,000	6,875,157
SLM Student Loan Trust, Series 2014-2, Class A2
0.52%	10/25/21	[3]	4,665,000	4,649,784
South Carolina Student Loan Corp.
0.36%	12/01/20	[3]	1,849,014	1,845,926
Spirit Master Funding LLC, Series 2014-1A, Class A1
5.05%	07/20/40	[4]	3,244,825	3,475,013
TAL Advantage LLC, Series 2006-1, Class NOTE
0.36%	04/20/21	[3,4]	783,333	777,635
Triton Container Finance LLC, Series 2007-1A, Class NOTE
0.31%	02/26/19	[3,4]	128,646	128,522

Total Asset-Backed Securities
(Cost $545,686,418)				551,239,289

BANK LOANS — 0.69%*
Communications — 0.19%
Charter Communications Operating LLC, Term Loan G, 1st Lien
4.25%	09/12/21	[3]	5,500,000	5,542,130
Level 3 Financing, Inc., Term Loan B5, 1st Lien
4.50%	01/31/22	[3]	2,000,000	2,005,000

				7,547,130

Electric — 0.06%
Chief Power Finance LLC, Term Loan B, 1st Lien
0.00%	12/16/20	[3]	2,500,000	2,487,500

Energy — 0.10%
Offshore Group Investment Ltd., Term Loan B, 1st Lien
5.00%	10/25/17	[3]	4,680,000	3,830,299

Health Care — 0.30%
HCA, Inc., Term Loan B4
3.01%	05/01/18	[3]	6,005,365	5,965,490
Valeant Pharmaceuticals International, Inc., Term Loan (Canada)
3.50%	08/05/20	[2,3]	5,986,516	5,941,617

				11,907,107

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Services — 0.04%
AABS Ltd. Loan, Series 2013-1, Class A (STEP) (Bermuda)
4.88%	01/15/38	2,3,†	$1,496,354	$1,544,931

Total Bank Loans
(Cost $28,108,241)				27,316,967

CORPORATES — 18.87%*
Automotive — 0.38%
Nissan Motor Acceptance Corp.
0.96%	09/26/16	[3,4]	15,000,000	15,076,665

Banking — 3.39%
Bank of America Corp.
6.50%	08/01/16		8,200,000	8,837,402
Bank of America Corp., Series L (MTN)
5.65%	05/01/18		300,000	333,772
Bank of America N.A. (BKNT)
0.52%	06/15/16	[3]	8,600,000	8,544,684
0.54%	06/15/17	[3]	2,500,000	2,465,475
5.30%	03/15/17		3,850,000	4,137,691
6.10%	06/15/17		7,100,000	7,832,034
Capital One Financial Corp.
1.00%	11/06/15		7,600,000	7,613,726
Credit Suisse/New York (Switzerland)
3.00%	10/29/21	[2]	1,000,000	994,496
Credit Suisse/New York (YCD) (Switzerland)
0.47%	04/10/15	[2,3]	4,000,000	4,004,426
0.55%	08/24/15	[2,3]	20,000,000	20,006,300
HBOS PLC, Series G (MTN) (United Kingdom)
6.75%	05/21/18	[2,4]	1,669,000	1,862,740
JPMorgan Chase & Co.
3.45%	03/01/16		5,300,000	5,451,885
JPMorgan Chase Bank N.A.
0.57%	06/13/16	[3]	4,250,000	4,233,286
JPMorgan Chase Bank N.A. (BKNT)
6.00%	10/01/17		12,700,000	14,104,518
Lloyds TSB Bank PLC (United Kingdom)
4.88%	01/21/16	[2]	10,380,000	10,793,087
Macquarie Bank Ltd. (Australia)
0.69%	06/15/16	[2,3,4]	4,350,000	4,351,429
0.86%	10/27/17	[2,3,4]	7,000,000	7,012,523
Royal Bank of Scotland NV (Netherlands)
4.65%	06/04/18	[2]	1,500,000	1,561,124
Royal Bank of Scotland PLC (United Kingdom)
2.55%	09/18/15	[2]	10,000,000	10,104,445
4.88%	03/16/15	[2]	6,000,000	6,052,132

See accompanying notes to Schedule of Portfolio Investments.

N-Q Report December 2014 / 13

Low Duration Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
UBS AG/Stamford CT (MTN) (Switzerland)
2.38%	08/14/19	[2]	$3,300,000	$3,304,323

				133,601,498

Communications — 0.61%
AT&T, Inc.
2.50%	08/15/15		2,645,000	2,673,960
Verizon Communications, Inc.
1.01%	06/17/19	[3]	5,750,000	5,786,058
1.99%	09/14/18	[3]	2,950,000	3,085,229
2.62%	02/21/20	[4]	3,708,000	3,669,971
Verizon Communications, Inc., Series FRN
0.64%	06/09/17	[3]	5,000,000	4,993,155
Windstream Corp.
7.88%	11/01/17		3,450,000	3,751,875

				23,960,248

Consumer Discretionary — 0.34%
Catholic Health Initiatives
2.60%	08/01/18		13,000,000	13,267,579

Electric — 1.53%
AES Corp.
3.23%	06/01/19	[3]	3,000,000	2,947,500
FirstEnergy Corp., Series A
2.75%	03/15/18		6,000,000	6,052,138
Florida Gas Transmission Co. LLC
7.90%	05/15/19	[4]	3,320,000	3,995,678
FPL Energy National Wind Portfolio LLC
6.12%	03/25/19	[4]	7,581	7,619
Homer City Generation LP (PIK)
8.14%	10/01/19	[6]	7,776,060	8,106,543
Ipalco Enterprises, Inc.
7.25%	04/01/16	[4]	8,830,000	9,361,649
Ipalco Enterprises, Inc. (WI)
5.00%	05/01/18		3,426,000	3,633,020
Oncor Electric Delivery Co. LLC
6.80%	09/01/18		14,109,000	16,458,463
Trans-Allegheny Interstate Line Co.
4.00%	01/15/15	[4]	7,000,000	7,005,831
W3A Funding Corp.
8.09%	01/02/17		2,555,287	2,556,069

				60,124,510

Energy — 1.48%
Boardwalk Pipelines LP
5.88%	11/15/16		4,000,000	4,248,832
Chesapeake Energy Corp.
3.48%	04/15/19	[3]	7,000,000	6,895,000

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
El Paso Pipeline Partners
4.10%	11/15/15		$3,000,000	$3,070,194
Energy Transfer Partners LP
3.25%	11/01/66	[3]	3,000,000	2,715,000
Florida Gas Transmission Co. LLC
4.00%	07/15/15	[4]	6,450,000	6,543,211
Rockies Express Pipeline LLC
3.90%	04/15/15	[4]	5,500,000	5,493,126
6.00%	01/15/19	[4]	1,500,000	1,507,500
Sabine Pass LNG LP
7.50%	11/30/16		11,652,000	12,205,470
7.50%	11/30/16	[4]	4,275,000	4,478,063
Tennessee Gas Pipeline Co. LLC
8.00%	02/01/16		8,673,000	9,246,207
Trans-Canada Pipelines Ltd. (Canada)
0.94%	06/30/16	[2,3]	2,065,000	2,078,435

				58,481,038

Finance — 4.36%
Capital One Bank USA NA (BKNT)
2.15%	11/21/18		4,295,000	4,293,112
Chase Capital II, Series B
0.73%	02/01/27	[3]	2,398,000	2,050,290
Chase Capital VI
0.86%	08/01/28	[3]	1,000,000	830,000
CIT Group, Inc.
5.00%	05/15/17		3,500,000	3,631,250
Citigroup, Inc.
1.19%	07/25/16	[3]	11,849,000	11,939,421
2.50%	09/26/18		10,000,000	10,122,758
2.50%	07/29/19		3,000,000	3,006,252
Ford Motor Credit Co. LLC
0.76%	09/08/17	[3]	1,440,000	1,431,029
2.75%	05/15/15		5,000,000	5,033,910
7.00%	04/15/15		1,500,000	1,525,087
8.00%	12/15/16		1,325,000	1,482,009
Ford Motor Credit Co. LLC, Series FRN
1.48%	05/09/16	[3]	8,000,000	8,071,558
General Electric Capital Corp. (MTN)
0.61%	05/05/26	[3]	6,300,000	5,952,741
General Electric Capital Corp., Series G (MTN)
0.88%	07/12/16	[3]	5,485,000	5,526,899
General Motors Financial Co., Inc., Series 3YR
3.00%	09/25/17		11,000,000	11,178,750
Goldman Sachs Group, Inc.
0.73%	01/12/15	[3]	1,900,000	1,900,051
1.25%	10/23/19	[3]	5,000,000	5,015,183

See accompanying notes to Schedule of Portfolio Investments.

14 / N-Q Report December 2014

Low Duration Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
2.38%	01/22/18		$1,000,000	$1,010,736
5.12%	01/15/15		583,000	583,753
5.95%	01/18/18		4,625,000	5,141,830
6.15%	04/01/18		3,500,000	3,930,217
6.25%	09/01/17		1,475,000	1,640,850
Goldman Sachs Group, Inc. (MTN)
1.60%	11/23/15		9,805,000	9,859,189
JPMorgan Chase & Co.
2.20%	10/22/19		5,000,000	4,960,590
JPMorgan Chase Capital XIII, Series M
1.21%	09/30/34	[3]	2,465,000	2,045,950
JPMorgan Chase Capital XXI, Series U
1.18%	02/02/37	[3]	5,250,000	4,488,750
JPMorgan Chase Capital XXIII
1.23%	05/15/47	[3]	7,950,000	6,479,250
Merrill Lynch & Co., Inc. (MTN)
8.68%	05/02/17	[3]	30,000	31,764
8.95%	05/18/17	[3]	30,000	31,914
9.57%	06/06/17	[3]	5,184,000	5,579,539
Morgan Stanley
0.71%	10/15/15	[3]	2,830,000	2,835,179
1.01%	01/05/18	[3]	6,000,000	6,005,952
3.80%	04/29/16		3,800,000	3,924,223
Morgan Stanley (MTN)
5.62%	09/23/19		2,000,000	2,259,151
6.62%	04/01/18		8,000,000	9,119,016
Reckson Operating Partnership LP
5.00%	08/15/18		8,000,000	8,597,134
Woodbourne Capital Trust I
2.66%	04/29/49	[3,4,7]	595,000	333,200
Woodbourne Capital Trust IV
2.56%	04/08/49	[3,4,7]	1,000,000	560,000
ZFS Finance USA Trust II
6.45%	12/15/65	[3,4]	8,966,000	9,436,715

				171,845,202

Food — 0.14%
Kraft Foods Group, Inc.
1.62%	06/04/15		5,325,000	5,347,375

Health Care — 0.56%
Catholic Health Initiatives
1.60%	11/01/17		1,145,000	1,143,092
CHS/Community Health Systems, Inc.
5.12%	08/15/18		2,155,000	2,235,813
HCA, Inc.
3.75%	03/15/19		1,000,000	1,003,750
Providence Health & Services Obligated Group
0.88%	10/01/15	[3]	3,000,000	3,005,887

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
1.04%	10/01/16	[3]	$2,750,000	$2,760,966
1.18%	10/01/17	[3]	11,940,000	12,021,930

				22,171,438

Industrials — 0.42%
Heathrow Funding Ltd. (United Kingdom)
2.50%	06/25/15	[2,4]	16,995,000	16,648,492

Insurance — 0.54%
Berkshire Hathaway, Inc.
2.20%	08/15/16		1,010,000	1,031,863
Metropolitan Life Global Funding I
0.76%	07/15/16	[3,4]	2,000,000	2,009,288
1.88%	06/22/18	[4]	7,500,000	7,507,554
Nationwide Mutual Insurance Co.
2.53%	12/15/24	[3,4]	3,550,000	3,554,388
New York Life Global Funding
1.12%	03/01/17	[4]	7,000,000	6,990,181

				21,093,274

Materials — 0.06%
Rio Tinto Finance USA PLC, Series FRN (United Kingdom)
1.08%	06/17/16	[2,3]	2,380,000	2,389,566

Real Estate Investment Trust (REIT) — 3.84%
Alexandria Real Estate Equities, Inc.
2.75%	01/15/20		5,800,000	5,751,228
ARC Properties Operating Partnership LP/ Clark Acquisition LLC
2.00%	02/06/17		14,000,000	13,414,800
Essex Portfolio LP
5.50%	03/15/17		6,820,000	7,389,518
HCP, Inc.
6.00%	01/30/17		16,073,000	17,546,380
7.07%	06/08/15		1,000,000	1,027,178
HCP, Inc. (MTN)
6.30%	09/15/16		7,600,000	8,229,409
Health Care REIT, Inc.
3.62%	03/15/16		3,000,000	3,089,133
4.70%	09/15/17		6,291,000	6,763,655
Healthcare Realty Trust, Inc.
6.50%	01/17/17		3,771,000	4,119,965
Hospitality Properties Trust
6.30%	06/15/16		5,737,000	6,014,714
Host Hotels & Resorts LP (WI)
5.88%	06/15/19		10,051,000	10,558,385
Liberty Property LP
5.12%	03/02/15		5,305,000	5,341,864
Mid-America Apartments LP
5.50%	10/01/15		9,640,000	9,962,236

See accompanying notes to Schedule of Portfolio Investments.

N-Q Report December 2014 / 15

Low Duration Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
Nationwide Health Properties, Inc.
6.00%	05/20/15		$3,000,000	$3,058,803
Realty Income Corp.
5.50%	11/15/15		9,815,000	10,185,375
UDR, Inc. (MTN)
5.25%	01/15/16		6,425,000	6,685,658
Ventas Realty LP/Ventas Capital Corp.
1.55%	09/26/16		15,485,000	15,553,949
2.00%	02/15/18		4,935,000	4,942,970
WEA Finance LLC/Westfield UK & Europe Finance PLC
1.75%	09/15/17	[4]	11,500,000	11,461,497

				151,096,717

Retail — 0.33%
Walgreens Boots Alliance, Inc.
0.68%	05/18/16	[3]	13,000,000	13,004,030

Transportation — 0.89%
American Airlines Pass-Through Trust, Series 2011-1, Class A
5.25%	01/31/21		1,534,092	1,652,985
American Airlines Pass-Through Trust, Series 2013-2, Class A
4.95%	01/15/23		11,587,210	12,456,251
Continental Airlines Pass-Through Trust, Series 1997, Class 4A
6.90%	01/02/18		107,374	112,877
Continental Airlines Pass-Through Trust, Series 1999-1, Class A
6.54%	08/02/20		3,336,081	3,692,625
Continental Airlines Pass-Through Trust,
Series 2000-2 A1
7.71%	10/02/22		2,420,781	2,705,222
JetBlue Airways Pass-Through Trust, Series 2004, Class G2
0.68%	11/15/16	[3]	7,725,000	7,543,463
UAL Pass-Through Trust, Series 2009-1
10.40%	11/01/16		3,115,950	3,470,389
UAL Pass-Through Trust, Series 2009-2A
9.75%	01/15/17		3,094,256	3,417,235

				35,051,047

Total Corporates
(Cost $733,064,599)				743,158,679

MORTGAGE-BACKED — 42.84%**
Commercial Mortgage-Backed — 5.64%
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-4, Class A4
5.19%	07/10/45	[3]	351,100	350,969

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-6, Class A4
5.15%	09/10/47	[3]	$6,114,248	$6,242,067
Bayview Commercial Asset Trust, Series 2006-1A, Class A1
0.44%	04/25/36	[3,4]	1,001,569	885,852
Bayview Commercial Asset Trust, Series 2008-4, Class A3
2.92%	07/25/38	[3,4]	6,251,586	5,885,929
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PWR7, Class A3
5.12%	02/11/41	[3]	1,662,389	1,666,400
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-T20, Class A4A
5.13%	10/12/42	[3]	7,378,001	7,531,934
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW16, Class AAB
5.71%	06/11/40	[3]	4,485,141	4,586,507
Credit Suisse First Boston Commercial Mortgage Trust, Series 2007-C4, Class AAB
5.90%	09/15/39	[3]	1,784,570	1,855,948
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1
3.74%	11/10/46	[4]	16,999,308	17,411,189
GE Business Loan Trust, Series 2003-2A, Class A
0.53%	11/15/31	[3,4]	2,108,663	2,028,972
GE Business Loan Trust, Series 2006-2A, Class A
0.34%	11/15/34	[3,4]	6,624,470	6,314,290
GS Mortgage Securities Trust, Series 2011-GC5, Class A2
3.00%	08/10/44		15,270,000	15,676,836
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-CB11, Class A4
5.34%	08/12/37	[3]	12,047,494	12,089,391
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP3, Class ASB
4.89%	08/15/42	[3]	1,612,488	1,626,791
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP9, Class A3S
5.24%	05/15/47	[4]	1,581,768	1,579,320
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP9, Class AMS
5.34%	05/15/47		10,090,000	10,210,738

See accompanying notes to Schedule of Portfolio Investments.

16 / N-Q Report December 2014

Low Duration Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2007-C1, Class ASB
5.86%	02/15/51		$4,905,772	$5,162,837
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB20, Class ASB
5.69%	02/12/51		1,466,343	1,522,535
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class ASB
5.79%	06/15/49	[3]	9,898,311	10,370,049
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12, Class A3
5.94%	02/15/51	[3]	134,992	135,009
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2010-C1, Class A1
3.85%	06/15/43	[4]	9,519,178	9,568,463
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2010-C2, Class A1
2.75%	11/15/43	[4]	10,378,834	10,502,644
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2011-C3, Class A3
4.39%	02/15/46	[4]	17,565,000	18,919,894
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2011-C5, Class ASB
3.68%	08/15/46		1,513,000	1,602,753
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C4, Class A3
4.11%	07/15/46	[4]	3,275,000	3,502,675
LB-UBS Commercial Mortgage Trust, Series 2006-C1, Class A4
5.16%	02/15/31		6,080,090	6,230,736
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A2
5.30%	11/15/38		3,979,132	4,037,371
Merrill Lynch Mortgage Investors, Inc., Series 2005-MKB2, Class A4
5.20%	09/12/42	[3]	4,331,327	4,330,051
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class AM
5.11%	07/12/38	[3]	13,890,000	14,130,012
Morgan Stanley Capital I Trust, Series 2001-C3, Class A2
3.22%	08/15/49		1,858,989	1,918,629
Morgan Stanley Capital I Trust, Series 2006-IQ11, Class A4
5.66%	10/15/42	[3]	5,123,296	5,276,408

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Morgan Stanley Capital I Trust, Series 2007-HQ12, Class A2FL
0.41%	04/12/49	[3]	$3,343,084	$3,335,508
PNC Mortgage Acceptance Corp., Series 2001-C1, Class J
5.91%	03/12/34	[4]	7,318,126	7,522,430
UBS Commercial Mortgage Trust, Series 2012-C1, Class A1
1.03%	05/10/45		5,430,105	5,440,677
Wachovia Bank Commercial Mortgage Trust, Series 2004-C11, Class A5
5.22%	01/15/41	[3]	590,547	591,118
Wachovia Bank Commercial Mortgage Trust, Series 2005-C19, Class AJ
4.79%	05/15/44		3,700,000	3,737,216
Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class A4
5.24%	10/15/44	[3]	8,061,024	8,214,365

				221,994,513

Non-Agency Mortgage-Backed — 18.62%
Accredited Mortgage Loan Trust, Series 2007-1, Class A4
0.39%	02/25/37	[3]	12,000,000	9,789,403
ACE Securities Corp., Series 2005-HE6, Class A1
0.43%	10/25/35	[3]	13,236,787	13,191,780
American Home Mortgage Assets, Series 2007-4, Class A2
0.36%	08/25/37	[3]	2,075,725	2,051,074
Ameriquest Mortgage Securities, Inc., Series 2005-R5, Class M1
0.60%	07/25/35	[3]	2,711,035	2,715,153
Amresco Residential Securities Mortgage Loan Trust, Series 1998-1, Class A5 (STEP)
7.57%	10/25/27		23,135	24,571
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2005-HE4, Class M2
0.84%	05/25/35	[3]	319,018	319,811
Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1
5.50%	10/25/33		19,586,699	20,092,998
Banc of America Funding Corp., Series 2006-G, Class 2A3
0.34%	07/20/36	[3]	577,141	577,962
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-3, Class A4
4.67%	07/10/43		3,820,000	3,866,788
Banco de Credito Y Securitizacion SA, Series 2001-1, Class AF (Argentina)
8.00%	06/30/20	[2,4,7]	7,000	560

See accompanying notes to Schedule of Portfolio Investments.

N-Q Report December 2014 / 17

Low Duration Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
BCAP LLC Trust, Series 2007-AA1, Class 1A2
0.33%	02/25/47	[3]	$5,701,468	$5,254,906
BCAP LLC Trust, Series 2011-RR5, Class 2A3
6.75%	06/26/37	[3,4]	5,267,651	5,278,950
BCAP LLC Trust, Series 2012-R11, Class 11A1
2.61%	09/26/36	[3,4]	10,784,505	10,898,267
BCAP LLC Trust, Series 2013-RR2, Class 5A1
2.63%	03/26/36	[3,4]	8,499,534	8,634,914
BCAP LLC Trust, Series 2013-RR5, Class 2A1
2.12%	03/26/37	[3,4]	13,256,091	13,214,891
Bear Stearns ARM Trust, Series 2004-3, Class 4A
2.61%	07/25/34	[3]	6,246,248	6,171,033
Bear Stearns ARM Trust, Series 2005-2, Class A1
2.56%	03/25/35	[3]	6,075,086	6,152,133
Bear Stearns Asset-Backed Securities Trust, Series 2005-HE10, Class M1
0.70%	11/25/35	[3]	4,419,639	4,417,942
Bear Stearns Asset-Backed Securities Trust, Series 2005-SD1, Class 1A3
0.57%	08/25/43	[3]	998,164	987,206
BHN I Mortgage Fund, Series 2000-1, Class AF (Argentina)
8.00%	01/31/20	2,4,7,†	9,000	3
CC Mortgage Funding Corp., Series 2005-2A, Class A1
0.35%	05/25/36	[3,4]	1,879,447	1,646,170
Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2002-2, Class 2M1
1.07%	02/25/32	[3]	401,460	387,035
Chase Mortgage Finance Corp., Series 2007-A1, Class 8A1
2.52%	02/25/37	[3]	22,311,946	22,610,246
Chase Mortgage Finance Corp., Series 2007-A2, Class 2A3
2.51%	07/25/37	[3]	4,390,021	4,458,236
Citigroup Mortgage Loan Trust, Inc., Series 2004-HYB1, Class A41
2.86%	02/25/34	[3]	253,126	248,333
Citigroup Mortgage Loan Trust, Inc., Series 2005-HE3, Class M1
0.63%	09/25/35	[3]	7,639,268	7,617,351
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH4, Class A3
0.32%	11/25/36	[3]	15,329,008	15,291,851

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2, Class A3
0.35%	03/25/37	[3]	$1,391,387	$1,370,712
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH4, Class A2C
1.47%	07/25/37	[3]	90,000	77,536
Conseco Finance Securitizations Corp., Series 2001-4, Class A4
7.36%	09/01/33		4,523,694	5,018,792
Conseco Financial Corp., Series 1994-1, Class A5
7.65%	04/15/19		27,432	28,495
Conseco Financial Corp., Series 1996-1, Class M1
7.00%	03/15/27	[3]	2,585,165	2,642,055
Conseco Financial Corp., Series 1997-2, Class A7
7.62%	06/15/28	[3]	1,714,880	1,793,778
Conseco Financial Corp., Series 1997-3, Class A7
7.64%	03/15/28	[3]	1,145,068	1,225,379
Conseco Financial Corp., Series 1997-7, Class A9
7.37%	07/15/29	[3]	3,665,882	3,876,427
Conseco Financial Corp., Series 1998-2, Class A5
6.24%	12/01/28	[3]	15,548	16,126
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-14, Class 4A1
2.34%	08/25/34	[3]	36,728	36,632
Credit Suisse First Boston Commercial Mortgage Trust, Series 2007-C1, Class AAB
5.34%	02/15/40		1,640,835	1,693,395
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR1, Class 5A1
2.40%	02/25/34	[3]	4,830,831	4,890,511
Credit Suisse First Boston Mortgage Securities Corp., Series 2013-7R, Class 5A1
0.42%	07/26/36	[3,4]	4,840,415	4,348,876
Credit Suisse Mortgage Capital Certificates, Series 2009-12R, Class 41A1
5.11%	03/27/37	[3,4]	6,944,114	7,048,535
Credit Suisse Mortgage Trust, Series 2014-9R, Class 8A1
0.31%	10/27/36	[3,4]	5,779,237	5,527,295
Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB7, Class AF3 (STEP)
4.09%	11/25/35		1,259,663	1,312,638

See accompanying notes to Schedule of Portfolio Investments.

18 / N-Q Report December 2014

Low Duration Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB1, Class AF2 (STEP)
3.50%	01/25/36		$2,800,703	$2,166,835
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2B (STEP)
4.62%	02/25/37		15,758,008	11,919,058
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB5, Class A1 (STEP)
0.23%	04/25/37	[3]	4,277,297	2,915,531
DBRR Trust, Series 2013-EZ2, Class A
0.85%	02/25/43	[3,4]	8,135,203	8,133,805
Downey Savings & Loan Association Mortgage Loan Trust, Series 2005-AR2, Class 2A1A
0.37%	03/19/45	[3]	2,264,752	2,022,299
Encore Credit Receivables Trust, Series 2005-3, Class M1
0.64%	10/25/35	[3]	1,289,637	1,290,193
FBR Securitization Trust, Series 2005-02, Class M1
0.88%	09/25/35	[3]	19,345,000	19,260,907
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2004-FF5, Class A3C
1.17%	08/25/34	[3]	1,852,058	1,776,989
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2005-FF6, Class M1
0.59%	05/25/36	[3]	3,030,560	2,997,001
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA3, Class A1
2.22%	09/25/34	[3]	23,199	22,747
First Horizon Mortgage Pass-Through Trust, Series 2004-AR7, Class 2A2
2.57%	02/25/35	[3]	2,903,533	2,908,898
GE Business Loan Trust, Series 2007-1A, Class A
0.33%	04/16/35	[3,4]	3,276,379	3,117,422
GMAC Mortgage Corp. Loan Trust, Series 2000-HE2, Class A1
0.61%	06/25/30	[3]	433,450	392,520
GSAA Home Equity Trust, Series 2005-9, Class 1A1
0.45%	08/25/35	[3]	5,499,842	5,352,746
GSAMP Trust, Series 2005-HE4, Class M1
0.62%	07/25/45	[3]	4,940,213	4,977,929
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1
2.67%	09/25/35	[3]	3,972,132	3,997,776
GSR Mortgage Loan Trust, Series 2005-AR7, Class 2A1
2.64%	11/25/35	[3]	1,995,081	1,900,544

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Home Equity Asset Trust, Series 2006-4, Class 2A3
0.34%	08/25/36	[3]	$12,030,471	$11,982,698
Home Equity Loan Trust, Series 2006-3, Class A4
0.40%	03/20/36	[3]	7,752,154	7,675,772
Home Equity Loan Trust, Series 2007-1, Class AS
0.36%	03/20/36	[3]	7,636,121	7,588,028
Home Equity Loan Trust, Series 2007-2, Class A3V
0.38%	07/20/36	[3]	759,221	760,995
Household Home Equity Loan Trust, Series 2006-1, Class A2
0.34%	01/20/36	[3]	1,485,584	1,473,655
Impac Secured Assets Trust, Series 2005-5, Class A1
0.81%	08/25/35	[3]	3,516,390	3,163,643
IndyMac Index Mortgage Loan Trust, Series 2004-AR12, Class A1
0.95%	12/25/34	[3]	435,025	369,532
IndyMac Index Mortgage Loan Trust, Series 2004-AR8, Class 2A2A
0.97%	11/25/34	[3]	1,490,462	1,371,528
IndyMac Manufactured Housing Contract, Series 1998-1, Class A4
6.49%	09/25/28		905,860	925,402
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP9, Class A3SF
0.32%	05/15/47	[3]	950,581	952,953
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2011-C5, Class A2
3.15%	08/15/46		13,275,615	13,680,587
JPMorgan Mortgage Acquisition Corp., Series 2005-FRE1, Class A2F3 (STEP)
3.48%	10/25/35		2,313,764	2,192,796
JPMorgan Mortgage Acquisition Corp., Series 2007-HE1, Class AV4
0.44%	03/25/47	[3]	50,000	29,906
JPMorgan Mortgage Trust, Series 2005-A3, Class 5A3
2.73%	06/25/35	[3]	96,647	90,202
JPMorgan Mortgage Trust, Series 2007-A1, Class 1A1
2.55%	07/25/35	[3]	3,400,117	3,373,066
JPMorgan Mortgage Trust, Series 2007-A1, Class 5A2
2.58%	07/25/35	[3]	793,450	808,589
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A3
4.35%	04/15/40		2,960,464	3,131,476

See accompanying notes to Schedule of Portfolio Investments.

N-Q Report December 2014 / 19

Low Duration Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A4
5.27%	04/15/40		$2,454,500	$2,639,004
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class AIOC (IO)
0.55%	04/15/40	[3,7]	206,562,370	4,501,304
Long Beach Mortgage Loan Trust, Series 2005-2, Class M3
0.90%	04/25/35	[3]	7,288,894	7,297,641
MASTR Adjustable Rate Mortgages Trust, Series 2003-6, Class 4A2
2.67%	01/25/34	[3]	30,886	30,265
MASTR Adjustable Rate Mortgages Trust, Series 2004-1, Class 2A1
2.75%	01/25/34	[3]	55,291	53,593
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A1
2.64%	11/21/34	[3]	3,457,121	3,507,196
MASTR Adjustable Rate Mortgages Trust, Series 2004-3, Class 3A3
2.12%	04/25/34	[3]	348,298	336,334
MASTR Adjustable Rate Mortgages Trust, Series 2004-5, Class 3A1
2.59%	06/25/34	[3]	84,198	81,036
MASTR Alternative Loan Trust, Series 2003-1, Class 1A1
6.25%	12/25/32		5,379,244	5,682,063
MASTR Alternative Loan Trust, Series 2003-5, Class 4A1
5.50%	07/25/33		10,018,416	10,620,010
MASTR Alternative Loan Trust, Series 2003-9, Class 4A1
5.25%	11/25/33		11,230,633	11,702,886
MASTR Alternative Loan Trust, Series 2004-7, Class 1A1
5.50%	07/25/34		11,058,523	11,305,692
MASTR Asset-Backed Securities Trust, Series 2006-AB1, Class A2
0.40%	02/25/36	[3]	6,980,586	6,855,461
MASTR Seasoned Securities Trust, Series 2004-1, Class 4A1
2.51%	10/25/32	[3]	416,189	417,427
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3, Class A2C
0.35%	06/25/37	[3]	17,680,973	11,750,994
Merrill Lynch Mortgage Investors, Inc., Series 2004-A4, Class A1
2.46%	08/25/34	[3]	3,242,206	3,337,679
Merrill Lynch Mortgage Investors, Inc., Series 2006-F1, Class 1A2
6.00%	04/25/36		4,110,862	3,926,482
Mid-State Trust, Series 2004-1, Class B
8.90%	08/15/37		1,731,010	2,080,072

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Mid-State Trust, Series 2006-1, Class A
5.79%	10/15/40	[4]	$7,264,401	$7,717,024
Morgan Stanley Capital I Trust, Series 2004-NC7, Class M2
1.10%	07/25/34	[3]	11,677,054	11,542,494
Morgan Stanley Capital I Trust, Series 2005-HE3, Class M2
0.95%	07/25/35	[3]	3,873,575	3,882,155
Morgan Stanley Capital I Trust, Series 2005-NC2, Class M2
0.80%	03/25/35	[3]	10,603,976	10,530,978
Morgan Stanley Mortgage Loan Trust, Series 2004-6AR, Class 1A
0.62%	07/25/34	[3]	1,145,843	1,113,869
MortgageIT Trust, Series 2005-3, Class A1
0.47%	08/25/35	[3]	959,429	920,247
MortgageIT Trust, Series 2005-4, Class A1
0.45%	10/25/35	[3]	14,623,180	13,398,518
Nationstar Home Equity Loan Trust, Series 2006-B, Class AV3
0.34%	09/25/36	[3]	7,049,394	7,035,436
Nationstar Home Equity Loan Trust, Series 2007-C, Class 2AV3
0.35%	06/25/37	[3]	7,807,200	6,775,291
New Century Home Equity Loan Trust, Series 2005-3, Class M2
0.66%	07/25/35	[3]	15,000,000	14,414,820
Nomura Home Equity Loan, Inc., Series 2006-HE1, Class A3
0.38%	02/25/36	[3]	2,608,934	2,608,258
Nomura Resecuritization Trust, Series 2013-1R, Class 3A1
0.31%	10/26/36	[3,4]	11,209,717	10,928,689
Nomura Resecuritization Trust, Series 2014-1R, Class 1A1
0.32%	10/25/36	[3,4]	9,586,733	9,321,243
Nomura Resecuritization Trust, Series 2014-1R, Class 3A1
0.30%	07/26/36	[3,4]	7,564,791	7,487,819
Nomura Resecuritization Trust, Series 2014-1R, Class 4A1
0.41%	01/25/37	[3,4]	6,676,359	6,557,018
Oakwood Mortgage Investors, Inc., Series 1997-B, Class M
7.78%	08/15/27		1,725,789	1,762,595
Park Place Securities, Inc., Series 2004-WCW2, Class M2
1.14%	10/25/34	[3]	18,200,000	18,007,914
Park Place Securities, Inc., Series 2005-WCW1, Class M1
0.62%	09/25/35	[3]	18,810,000	18,719,054

See accompanying notes to Schedule of Portfolio Investments.

20 / N-Q Report December 2014

Low Duration Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Park Place Securities, Inc., Series 2005-WCW3, Class A1B
0.47%	08/25/35	[3,4]	$8,427,062	$8,411,953
Park Place Securities, Inc., Series 2005-WHG4, Class A2D
0.54%	09/25/35	[3]	17,606,176	17,601,884
Park Place Securities, Inc., Series 2005-WHQ1, Class M2
0.67%	03/25/35	[3]	4,654,577	4,647,437
Park Place Securities, Inc., Series 2005-WHQ2, Class A1B
0.44%	05/25/35	[3]	5,078,744	5,072,996
Residential Accredit Loans, Inc., Series 2005-QA3, Class NB1
2.95%	03/25/35	[3]	9,621,092	7,073,620
Residential Asset Mortgage Products, Inc., Series 2004-SL4, Class A3
6.50%	07/25/32		1,142,454	1,183,597
Residential Asset Mortgage Products, Inc., Series 2005-SL1, Class A5
6.50%	05/25/32		2,259,147	2,157,250
Residential Asset Securities Corp., Series 2005-KS11, Class AI4
0.48%	12/25/35	[3]	18,180,717	18,107,564
Residential Funding Mortgage Securities I, Inc., Series 2005-S8, Class A1
5.50%	11/25/35		1,112,388	1,109,989
Residential Funding Mortgage Securities II, Inc., Series 2000-HI1, Class AI7 (STEP)
8.29%	02/25/25		1,030	1,028
SG Mortgage Securities Trust, Series 2006-FRE1, Class A1B
0.44%	02/25/36	[3]	975,640	707,867
Soundview Home Equity Loan Trust, Series 2006-WF2, Class A2C
0.31%	12/25/36	[3]	4,599,874	4,541,823
Specialty Underwriting & Residential Finance, Series 2005-AB1, Class A1C
0.51%	03/25/36	[3]	140,252	140,599
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-16, Class 6A
2.42%	11/25/34	[3]	10,860,501	10,488,129
Structured Asset Investment Loan Trust, Series 2005-11, Class A5
0.46%	01/25/36	[3]	4,958,370	4,943,272
Structured Asset Investment Loan Trust, Series 2005-8, Class A4
0.53%	10/25/35	[3]	13,298,258	13,101,856
Structured Asset Securities Corp., Series 2007-GEL1, Class A1
0.27%	01/25/37	[3,4]	2,250,876	2,248,425

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Structured Asset Securities Corp., Series 2002-5A, Class 6A
2.00%	04/25/32	[3]	$19,156	$17,117
Structured Asset Securities Corp., Series 2003-26A, Class 3A5
2.44%	09/25/33	[3]	2,207,601	2,206,217
Structured Asset Securities Corp., Series 2005-WF4, Class A4
0.53%	11/25/35	[3]	3,090,571	3,092,843
Terwin Mortgage Trust, Series 2004-7HE, Class A1
0.72%	07/25/34	[3,4]	122,753	117,553
WaMu Mortgage Pass-Through Certificates, Series 2002-AR18, Class A
2.50%	01/25/33	[3]	245,412	248,266
WaMu Mortgage Pass-Through Certificates, Series 2004-AR14, Class A1
2.40%	01/25/35	[3]	1,919,969	1,932,564
WaMu Mortgage Pass-Through Certificates, Series 2004-CB2, Class 2A
5.50%	07/25/34		12,067,645	12,701,782
WaMu Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1A1
0.46%	10/25/45	[3]	5,337,106	5,036,789
WaMu Mortgage Pass-Through Certificates, Series 2005-AR2, Class 2A21
0.50%	01/25/45	[3]	845,780	793,121
Wells Fargo Home Equity Trust, Series 2005-3, Class M1
0.58%	11/25/35	[3]	6,736,979	6,743,090
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Q, Class 1A1
2.62%	09/25/34	[3]	3,386,571	3,428,816
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A14
2.61%	06/25/35	[3]	11,693,467	11,713,986
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR9, Class 1A1
2.61%	05/25/35	[3]	308,597	318,472
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR2, Class 2A5
2.61%	03/25/36	[3]	3,206,771	3,100,746

				733,369,989

U.S. Agency Mortgage-Backed — 18.58%
Fannie Mae Pool (TBA)
2.50%	01/25/28		10,915,000	11,123,067
Fannie Mae Pool 465761
3.16%	08/01/17		5,461,445	5,546,821
Fannie Mae Pool 555284
7.50%	10/01/17		449	473

See accompanying notes to Schedule of Portfolio Investments.

N-Q Report December 2014 / 21

Low Duration Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 567002
8.00%	05/01/23		$54,749	$62,548
Fannie Mae Pool 735861
6.50%	09/01/33		27,132	31,762
Fannie Mae Pool 745936
6.08%	08/01/16		23,078,697	24,419,855
Fannie Mae Pool 770900
2.06%	04/01/34	[3]	510,392	540,605
Fannie Mae Pool 995182
5.50%	06/01/20		4,202,584	4,447,587
Fannie Mae Pool 995793
5.50%	09/01/36		3,120,473	3,506,843
Fannie Mae Pool AD0172
4.75%	04/01/16		12,550,376	13,056,248
Fannie Mae Pool AD0538
6.00%	05/01/24		1,469,005	1,621,230
Fannie Mae Pool AD0791
4.76%	02/01/20		14,992,918	16,638,325
Fannie Mae Pool AE0083
6.00%	01/01/40		3,443,446	3,924,913
Fannie Mae Pool AL0851
6.00%	10/01/40		4,136,658	4,700,379
Fannie Mae Pool AL5262
3.06%	12/01/20		14,835,808	15,375,577
Fannie Mae Pool FN0002
3.31%	12/01/17		5,774,100	6,038,299
Fannie Mae REMICS, Series 2007-61, Class A
0.45%	03/25/37	[3]	5,303,211	5,318,861
Fannie Mae REMICS, Series 2009-111, Class DA
5.00%	12/25/39		3,383,338	3,664,333
Fannie Mae REMICS, Series 2009-85, Class LF
1.37%	10/25/49	[3]	9,253,445	9,457,819
Fannie Mae REMICS, Series 2009-96, Class FA
1.07%	11/25/49	[3]	6,616,690	6,716,487
Fannie Mae REMICS, Series 2010-6, Class BF
0.93%	02/25/40	[3]	5,641,863	5,739,453
Fannie Mae REMICS, Series 2011-118, Class FB
0.62%	11/25/41	[3]	19,444,642	19,597,405
Fannie Mae REMICS, Series 2013-54, Class HF
0.37%	10/25/41	[3]	16,474,958	16,473,855
Fannie Mae REMICS, Series 2013-75, Class FC
0.42%	07/25/42	[3]	12,818,693	12,830,710

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae, Series 1997-76, Class FS
0.61%	09/17/27	[3]	$32,677	$33,069
Fannie Mae, Series 2001-60, Class OF
1.12%	10/25/31	[3]	1,905,416	1,961,609
Fannie Mae, Series 2003-134, Class FC
0.77%	12/25/32	[3]	12,949,353	13,136,245
Fannie Mae, Series 2007-64, Class FA
0.64%	07/25/37	[3]	1,520,923	1,536,372
Fannie Mae, Series 2009-33, Class FB
0.99%	03/25/37	[3]	6,417,035	6,542,774
Fannie Mae, Series 2010-109, Class PF
0.57%	10/25/40	[3]	3,837,089	3,866,642
Fannie Mae, Series 2010-26, Class S (IO)
6.06%	11/25/36	[3]	21,443,795	3,282,772
Fannie Mae, Series 2010-39, Class FE
0.94%	06/25/37	[3]	11,799,458	11,998,772
Fannie Mae, Series 2010-43, Class DP
5.00%	05/25/40		3,406,994	3,635,334
Fannie Mae, Series 2010-95, Class S (IO)
6.43%	09/25/40	[3]	13,871,805	2,656,255
Fannie Mae, Series 2010-M1, Class A1
3.30%	06/25/19		1,379,230	1,402,316
Fannie Mae, Series 2011-71, Class FB
0.67%	05/25/37	[3]	8,649,928	8,728,757
Fannie Mae, Series 2012-33, Class F
0.69%	04/25/42	[3]	15,562,383	15,705,786
Fannie Mae, Series 2013-M11, Class A
1.50%	01/25/18		9,956,124	10,014,721
Fannie Mae, Series 2014-M12, Class FA
0.45%	10/25/21		18,221,335	18,331,167
Fannie Mae, Series G92-10, Class Z
7.75%	01/25/22		4,115	4,427
Federal Home Loan Bank (STEP)
0.75%	05/26/28		15,570,000	15,586,332
Freddie Mac Gold Pool A45796
7.00%	01/01/33		14,003	16,486
Freddie Mac Gold Pool C46104
6.50%	09/01/29		18,603	21,676
Freddie Mac Gold Pool G13032
6.00%	09/01/22		2,412,849	2,634,130
Freddie Mac Gold Pool G13475
6.00%	01/01/24		314,221	345,086
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K004, Class A2
4.19%	08/25/19		17,405,000	19,028,260
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K005, Class A2
4.32%	11/25/19		16,592,000	18,270,380

See accompanying notes to Schedule of Portfolio Investments.

22 / N-Q Report December 2014

Low Duration Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K007, Class A2
4.22%	03/25/20		$14,430,000	$15,877,423
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K033, Class A1
2.87%	02/25/23		15,933,801	16,493,835
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K701, Class A2
3.88%	11/25/17		9,097,000	9,630,766
Freddie Mac REMICS, Series 2733, Class FB
0.76%	10/15/33	[3]	5,335,000	5,412,482
Freddie Mac REMICS, Series 3084, Class FN
0.66%	12/15/34	[3]	9,238,178	9,300,684
Freddie Mac REMICS, Series 3524, Class FC
1.10%	06/15/38	[3]	3,178,206	3,210,937
Freddie Mac REMICS, Series 3531, Class FM
1.06%	05/15/39	[3]	4,399,192	4,463,717
Freddie Mac REMICS, Series 3828, Class TF
0.56%	04/15/29	[3]	2,192,613	2,199,815
Freddie Mac REMICS, Series 4235, Class FA
0.51%	01/15/34	[3]	13,350,332	13,379,560
Freddie Mac Strips, Series 263, Class F5
0.66%	06/15/42	[3]	6,714,756	6,805,963
Freddie Mac Strips, Series 319, Class F2
0.66%	11/15/43	[3]	28,848,323	28,994,586
Freddie Mac, Series 2174, Class PN
6.00%	07/15/29		1,106,119	1,254,819
Freddie Mac, Series 240, Class F30
0.46%	07/15/36	[3]	8,128,859	8,146,544
Freddie Mac, Series 2454, Class FQ
1.16%	06/15/31	[3]	17,430	17,961
Freddie Mac, Series 3294, Class CB
5.50%	03/15/37		933,755	1,001,012
Freddie Mac, Series 3300, Class FA
0.46%	08/15/35	[3]	2,539,308	2,548,541
Freddie Mac, Series 3325, Class NF
0.46%	08/15/35	[3]	6,548,486	6,572,318
Freddie Mac, Series 3345, Class FP
0.36%	11/15/36	[3]	1,532,234	1,533,439
Freddie Mac, Series 3345, Class PF
0.34%	05/15/36	[3]	727,398	728,304
Freddie Mac, Series 3346, Class FA
0.39%	02/15/19	[3]	9,184,796	9,193,902

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac, Series 3626, Class MA
5.00%	02/15/30		$790,802	$796,217
Freddie Mac, Series 3672, Class A
6.00%	05/15/40		706,286	756,541
Freddie Mac, Series 4109, Class KF
0.56%	05/15/32	[3]	30,587,019	30,598,768
Freddie Mac, Series KF05, Class A
0.51%	09/25/21		23,677,394	23,706,713
Freddie Mac, Series KS02, Class A
0.54%	08/25/23		19,691,089	19,713,663
Ginnie Mae I Pool 422972
6.50%	07/15/29		41,830	47,775
Ginnie Mae II Pool (TBA)
3.00%	01/20/43		15,075,000	15,417,250
Ginnie Mae II Pool 1849
8.50%	08/20/24		589	664
Ginnie Mae II Pool 2020
8.50%	06/20/25		1,600	1,836
Ginnie Mae II Pool 2286
8.50%	09/20/26		1,803	2,094
Ginnie Mae II Pool 2487
8.50%	09/20/27		15,673	18,208
Ginnie Mae II Pool 80059
1.62%	04/20/27	[3]	32,429	33,596
Ginnie Mae II Pool 80589
1.62%	03/20/32	[3]	76,063	78,467
Ginnie Mae II Pool 80610
1.62%	06/20/32	[3]	22,468	23,390
Ginnie Mae II Pool 80968
1.62%	07/20/34	[3]	656,710	679,937
Ginnie Mae II Pool 81201
2.12%	01/20/35	[3]	14,560	15,036
Ginnie Mae II Pool 8599
3.00%	02/20/25	[3]	27,445	29,299
Ginnie Mae, Series 2003-11, Class FK
0.46%	02/16/33	[3]	2,662,787	2,673,177
Ginnie Mae, Series 2004-5, Class PF
0.72%	02/20/33	[3]	3,398,259	3,414,444
Ginnie Mae, Series 2006-3, Class C
5.24%	04/16/39		5,937,370	6,067,882
Ginnie Mae, Series 2009-106, Class XI (IO)
6.64%	05/20/37	[3]	12,323,227	2,056,070
Ginnie Mae, Series 2011-126, Class AB
1.97%	06/16/35		7,053,870	7,077,728
Ginnie Mae, Series 2011-144, Class AE
1.66%	07/16/35		7,882,165	7,895,218
Ginnie Mae, Series 2011-78, Class AB
2.45%	02/16/39		2,102,426	2,122,596

See accompanying notes to Schedule of Portfolio Investments.

N-Q Report December 2014 / 23

Low Duration Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae, Series 2012-13, Class KF
0.46%	07/20/38	[3]	$4,967,965	$4,986,530
Ginnie Mae, Series 2013-53, Class AD
1.50%	12/20/26		8,697,702	8,556,506
NCUA Guaranteed Notes, Series 2010-R1, Class 1A
0.61%	10/07/20	[3]	11,666,041	11,738,266
NCUA Guaranteed Notes, Series 2010-R2, Class 1A
0.53%	11/06/17	[3]	13,240,390	13,275,042
NCUA Guaranteed Notes, Series 2010-R3, Class 1A
0.72%	12/08/20	[3]	14,245,646	14,372,800
NCUA Guaranteed Notes, Series 2010-R3, Class 2A
0.72%	12/08/20	[3]	6,132,170	6,190,027
NCUA Guaranteed Notes, Series 2011-C1, Class 2A
0.69%	03/09/21	[3]	21,727,745	21,883,805
NCUA Guaranteed Notes, Series 2011-R1, Class 1A
0.61%	01/08/20	[3]	8,473,222	8,526,014
NCUA Guaranteed Notes, Series 2011-R2, Class 1A
0.56%	02/06/20	[3]	8,292,848	8,323,947
NCUA Guaranteed Notes, Series 2011-R3, Class 1A
0.56%	03/11/20	[3]	4,686,210	4,705,691
NCUA Guaranteed Notes, Series 2011-R4, Class 1A
0.54%	03/06/20	[3]	4,508,728	4,520,863
NCUA Guaranteed Notes, Series 2011-R5, Class 1A
0.54%	04/06/20	[3]	2,811,245	2,816,187
NCUA Guaranteed Notes, Series 2011-R6, Class 1A
0.54%	05/07/20	[3]	2,382,786	2,384,694

				731,846,372

Total Mortgage-Backed (Cost $1,675,535,952)				1,687,210,874

Issues	Maturity Date		Principal Amount	Value
MUNICIPAL BONDS — 0.85%*
California — 0.36%
State of California, Taxable, Various Purpose
5.50%	03/01/16		$1,775,000	$1,876,974
6.20%	03/01/19		600,000	690,018
State of California, Taxable, Various Purpose Bonds
5.45%	04/01/15		1,715,000	1,736,009
University of California, Floating Rate Notes, Series Y, Class 1
0.66%	07/01/41	[3]	10,000,000	10,019,100

				14,322,101

Illinois — 0.49%
State of Illinois, Build America Bonds
6.20%	07/01/21	[3]	6,750,000	7,440,187
State of Illinois, Taxable Bonds
5.36%	03/01/17		2,250,000	2,413,687
State of Illinois, Taxable Pension Bonds
4.05%	06/01/15	[3]	1,040,000	1,053,209
4.35%	06/01/18	[3]	8,010,000	8,378,941

				19,286,024

Total Municipal Bonds
(Cost $33,083,290)				33,608,125

U.S. AGENCY SECURITIES — 3.68%
Federal Farm Credit Bank
0.18%	09/14/16	[3]	17,560,000	17,563,662
0.20%	04/26/17	[3]	35,365,000	35,390,887
0.21%	04/17/17	[3]	22,785,000	22,807,307
0.22%	02/27/17	[3]	17,135,000	17,165,517
Federal Home Loan Bank
0.22%	10/07/15	[3]	16,250,000	16,264,527
Fico Strip Principal, Series 5P
0.00%	02/08/18	[8]	37,445,000	35,781,308

Total U.S. Agency Securities
(Cost $144,792,343)				144,973,208

U.S. TREASURY SECURITIES — 1.48%
U.S. Treasury Notes — 1.48%
U.S. Treasury Notes - Treasury Inflation Indexed Notes
0.12%	04/15/16	[9]	34,350,000	36,848,245
0.50%	04/15/15	[9]	6,330,000	6,846,898
1.62%	01/15/15	[9]	11,780,000	14,627,364

Total U.S. Treasury Securities (Cost $59,041,622)				58,322,507

Total Bonds – 82.41% (Cost $3,219,312,465)				3,245,829,649

See accompanying notes to Schedule of Portfolio Investments.

24 / N-Q Report December 2014

Low Duration Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Notional Amount (000’s)	Value
PURCHASED SWAPTIONS — 0.01%
Option to enter into a 30-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 6.00% annually; Option Expiration Date of 12/24/23. Counterparty: Goldman Sachs Group, Inc.
	$300	$308,568

Total Purchased Swaptions (Cost $939,000)

Issues	Maturity Date		Principal Amount/ Share	Value
SHORT-TERM INVESTMENTS — 16.11%
Commercial Paper — 0.76%
National Rural Utilities Cooperative Finance Corp.
0.15%[10]	01/22/15		30,000,000	29,997,414

Money Market Funds — 2.00%
Dreyfus Cash Advantage Fund
0.01%[11,12]			39,338,000	39,338,000
Morgan Stanley Institutional Fund
0.04%[11]			39,330,000	39,330,000

				78,668,000

U.S. Agency Discount Notes — 13.35%
Fannie Mae
0.04%[10]	02/09/15		35,000,000	34,999,440
Federal Home Loan Bank
0.06%[10]	01/07/15		38,000,000	37,999,962
0.06%[10]	02/12/15		40,000,000	39,999,320
0.06%[10]	02/18/15		28,650,000	28,649,427
0.06%[10]	03/25/15		105,000,000	104,995,169
0.06%[10]	01/28/15		58,000,000	57,999,594
0.06%[10]	03/20/15		35,000,000	34,998,495
0.08%[10]	01/16/15		76,000,000	75,999,696
0.08%[10]	03/18/15		35,000,000	34,998,530
Freddie Mac
0.04%[10]	01/29/15		75,000,000	74,999,400

				525,639,033

U.S. Treasury Bills — 0.00%
U.S. Treasury Bills
0.02%[10]	01/15/15	[13]	170,000	169,999
0.02%[10]	01/15/15		33,000	33,000
0.03%[10]	01/15/15	[13]	19,000	19,000

				221,999

Total Short-Term Investments (Cost $634,498,574)				634,526,446

Value
Total Investments – 98.53% (Cost $3,854,750,039)[1]	$3,880,664,663

Cash and Other Assets, Less
Liabilities – 1.47%	57,766,343

Net Assets – 100.00%	$3,938,431,006

Contracts		Unrealized Appreciation
FUTURES CONTRACTS: LONG POSITIONS
160	Euro Dollar Ninety Day, Expiration December 2016	$115,590

	Net unrealized appreciation	$115,590

Contracts		Unrealized (Depreciation)
FUTURES CONTRACTS: SHORT POSITIONS
160	Euro Dollar Ninety Day,
	Expiration December 2017	$(196,361)

	Net unrealized (depreciation)	$(196,361)

Issues	Notional Amount (000’s)	Premiums (Received)	Value
WRITTEN SWAPTIONS
Option to enter into a 30-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 7.00% annually; Option Expiration Date of 12/24/23. Counterparty: Goldman Sachs Group, Inc.
	$(300)	$(540,000)	$(177,156)

Total Written Swaptions		$(540,000)	$(177,156)

Expiration Date	Premiums (Received)	Notional Amount (000’s)	Appreciation	Value
SWAPTION: RATE FLOOR INFLATION
The Fund received a fixed payment equal to $115,920 and the Fund will pay to the counterparty a floating rate based on the Consumer Price Indexes-Urban at expiration of the swaption 11/23/20. Counterparty: Citigroup, Inc.
11/23/20	$(115,920)	$10,080	$110,880	$(5,040)

	$(115,920)	$10,080	$110,880	$(5,040)

Notes:

[1]	Cost for federal income tax purposes is $3,855,427,741 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$46,133,325
Gross unrealized (depreciation)	(20,896,403)

Net unrealized appreciation	$25,236,922

[2]	U.S. dollar-denominated security issued by foreign-domiciled entity.

See accompanying notes to Schedule of Portfolio Investments.

N-Q Report December 2014 / 25

Low Duration Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

[3]	Floating rate security. The rate disclosed was in effect at December 31, 2014.
[4]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[5]	Private placements under procedures approved by the Fund’s Board of Trustees.
[6]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer. 8.14% cash or 8.64% payment-in-kind interest.
[7]	Illiquid security as determined under procedures approved by the Funds’ Board of Trustees. The aggregate value of illiquid securities is $5,395,067, which is 0.14% of total net assets.
[8]	Zero coupon bond. The rate shown is the effective yield as of December 31, 2014.
[9]	Inflation protected security. Principal amount reflects original security face amount.
[10]	Represents annualized yield at date of purchase.
[11]	Represents the current yield as of December 31, 2014.
[12]	Securities, or a portion thereof, pledged as collateral for swaps.
[13]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $221,998.
†

Fair valued security. The aggregate value of fair valued securities is $1,544,934, which is 0.04% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(PIK): Payment in kind

(STEP): Step coupon bond

(TBA): To be announced

(USD): U.S. dollar

(WI): When issued

(YCD): Yankee Certificate of Deposit

See accompanying notes to Schedule of Portfolio Investments.

26 / N-Q Report December 2014

Intermediate Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 93.55%
ASSET-BACKED SECURITIES — 8.39%**
321 Henderson Receivables I LLC, Series 2014-2A, Class A
3.61%	01/17/73	[2]	$1,146,411	$1,163,985
Academic Loan Funding Trust, Series 2012-1A, Class A2
1.27%	12/27/44	[2,3]	950,000	954,151
Alm Loan Funding, Series 2012-7A, Class A1 (Cayman Islands)
1.65%	10/19/24	[2,3,4]	775,000	773,349
American Money Management Corp., Series 2014-14A, Class A1L (Cayman Islands)
1.80%	07/27/26	[2,3,4]	1,100,000	1,090,239
Axis Equipment Finance Receivables LLC, Series 2012-1I, Class E1
6.25%	04/20/16		89,203	89,500
Babson CLO Ltd., Series 2014-IIA, Class A (Cayman Islands)
1.66%	10/17/26	[2,3,4]	850,000	843,388
Ballyrock CLO LLC, Series 2014-1, Class A1 (Cayman Islands)
1.71%	10/20/26	[2,3,4]	1,680,000	1,678,381
Bayview Commercial Asset Trust, Series 2004-3, Class A1
0.54%	01/25/35	[2,3]	975,566	907,097
Bayview Commercial Asset Trust, Series 2005-2A, Class A1
0.48%	08/25/35	[2,3]	404,171	370,092
BlueMountain CLO Ltd., Series 2013-1A, Class A1 (Cayman Islands)
1.43%	05/15/25	[2,3,4]	1,420,000	1,392,892
Brazos Higher Education Authority, Inc., Series 2005-3, Class A16
0.46%	06/25/26	[3]	350,000	342,034
Brazos Higher Education Authority, Inc., Series 2010-1, Class A2
1.43%	02/25/35	[3]	650,000	666,820
Brazos Higher Education Authority, Inc., Series 2011-2, Class A3
1.23%	10/27/36	[3]	930,000	941,796
CIT Education Loan Trust, Series 2007-1, Class A
0.34%	03/25/42	[2,3]	470,063	448,690
Cronos Containers Program Ltd., Series 2012-2A, Class A (Bermuda)
3.81%	09/18/27	[2,4]	387,500	387,549
Educational Funding of the South, Inc., Series 2011-1, Class A2
0.88%	04/25/35	[3]	771,743	774,240
Flatiron CLO Ltd.
1.62%	07/17/26	[2,3]	1,350,000	1,335,616

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
GCO Education Loan Funding Trust, Series 2006-2AR, Class A1RN
0.82%	08/27/46	[2,3]	$1,003,680	$961,792
GE Business Loan Trust, Series 2004-1, Class A
0.45%	05/15/32	[2,3]	2,076,877	2,012,830
GE Business Loan Trust, Series 2004-2A, Class A
0.38%	12/15/32	[2,3]	395,249	385,965
GE Business Loan Trust, Series 2005-1A, Class A3
0.41%	06/15/33	[2,3]	626,162	608,450
Global SC Finance SRL, Series 2014-1A, Class A2 (Barbados)
3.09%	07/17/24	[2,4]	1,605,208	1,584,649
Higher Education Funding, Series 2014-1, Class A
1.28%	05/25/34	[2,3]	1,275,676	1,264,471
ING Investment Management CLO Ltd., Series 2014-1A, Class A1 (Cayman Islands)
1.73%	04/18/26	[2,3,4]	1,430,000	1,419,454
ING Investment Management Ltd., Series 2012-4A, Class A1 (Cayman Islands)
1.62%	10/15/23	[2,3,4]	1,050,000	1,043,413
J.G. Wentworth XXX LLC, Series 2013-3A, Class A
4.08%	01/17/73	[2]	633,897	678,619
LCM VI LP, Series 2006-6A, Class A (Cayman Islands)
0.47%	05/28/19	[2,3,4]	576,235	575,466
Limerock CLO, Series 2014-2A, Class A (Cayman Islands)
1.73%	04/18/26	[2,3,4]	1,200,000	1,192,502
Limerock CLO, Series 2014-3A, Class A1 (Cayman Islands)
1.76%	10/20/26	[2,3,4]	1,875,000	1,865,728
Magnetite XII Ltd., Series 2014-11A, Class A1 (Cayman Islands)
1.68%	01/18/27	[2,3,4]	2,400,000	2,400,598
Navient Student Loan Trust, Series 2014-1, Class A3
0.66%	06/25/31	[3]	2,765,000	2,753,839
Navient Student Loan Trust, Series 2014-2, Class A
0.80%	03/25/43	[3]	2,875,537	2,856,225
Navient Student Loan Trust, Series 2014-3, Class A
0.78%	03/25/43	[3]	2,875,917	2,853,374
Navient Student Loan Trust, Series 2014-4, Class A
0.78%	03/25/43	[3]	2,754,230	2,731,933
Navient Student Loan Trust, Series 2014-8, Class A3
0.85%	05/27/31	[3]	4,710,000	4,717,451

See accompanying notes to Schedule of Portfolio Investments.

N-Q Report December 2014 / 27

Intermediate Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Nelnet Student Loan Trust, Series 2007-2A, Class A3L
0.60%	03/25/26	[2,3]	$3,632,213	$3,589,622
Nelnet Student Loan Trust, Series 2011-1A, Class A
1.02%	02/25/43	[2,3]	2,487,986	2,526,823
Nelnet Student Loan Trust, Series 2014-4A, Class A2
1.10%	11/25/43	[2,3]	1,370,000	1,381,078
Oak Hill Credit Partners, Series 2012-7A, Class A (Cayman Islands)
1.65%	11/20/23	[2,3,4]	775,000	771,151
Peach Finance Co., Series 2000, Class A
4.71%	04/15/48	[2]	289,642	298,946
SLC Student Loan Trust I, Series 2002-2, Class B2
1.65%	07/01/42	[2,3]	750,000	576,376
SLC Student Loan Trust, Series 2004-1, Class B
0.52%	08/15/31	[3]	279,717	256,348
SLC Student Loan Trust, Series 2005-3, Class B
0.49%	06/15/40	[3]	1,064,340	965,872
SLC Student Loan Trust, Series 2008-1, Class A4A
1.84%	12/15/32	[3]	625,000	652,950
SLM Student Loan Trust, Series 2004-2, Class B
0.70%	07/25/39	[3]	316,201	295,647
SLM Student Loan Trust, Series 2004-8, Class B
0.69%	01/25/40	[3]	316,845	290,281
SLM Student Loan Trust, Series 2004-8A, Class A5
0.73%	04/25/24	[2,3]	2,485,139	2,487,625
SLM Student Loan Trust, Series 2005-4, Class A3
0.35%	01/25/27	[3]	3,035,000	2,962,463
SLM Student Loan Trust, Series 2005-4, Class B
0.41%	07/25/40	[3]	362,390	324,787
SLM Student Loan Trust, Series 2006-2, Class A6
0.40%	01/25/41	[3]	925,000	880,374
SLM Student Loan Trust, Series 2006-8, Class A6
0.39%	01/25/41	[3]	925,000	862,964
SLM Student Loan Trust, Series 2007-6, Class A4
0.61%	10/25/24	[3]	4,730,000	4,694,192
SLM Student Loan Trust, Series 2007-6, Class B
1.08%	04/27/43	[3]	149,249	137,897

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2008-2, Class B
1.43%	01/25/29	[3]	$160,000	$149,533
SLM Student Loan Trust, Series 2008-3, Class B
1.43%	04/25/29	[3]	160,000	149,688
SLM Student Loan Trust, Series 2008-4, Class B
2.08%	04/25/29	[3]	160,000	160,306
SLM Student Loan Trust, Series 2008-5, Class B
2.08%	07/25/29	[3]	160,000	163,635
SLM Student Loan Trust, Series 2008-6, Class A3
0.98%	01/25/19	[3]	5,190,000	5,216,094
SLM Student Loan Trust, Series 2008-6, Class B
2.08%	07/25/29	[3]	160,000	160,875
SLM Student Loan Trust, Series 2008-7, Class B
2.08%	07/25/29	[3]	160,000	161,186
SLM Student Loan Trust, Series 2008-8, Class B
2.48%	10/25/29	[3]	160,000	167,755
SLM Student Loan Trust, Series 2008-9, Class B
2.48%	10/25/29	[3]	160,000	168,499
SLM Student Loan Trust, Series 2011-2, Class A1
0.77%	11/25/27	[3]	1,564,028	1,569,547
SLM Student Loan Trust, Series 2011-2, Class A2
1.37%	10/25/34	[3]	500,000	512,386
SLM Student Loan Trust, Series 2012-3, Class A
0.82%	12/26/25	[3]	2,516,716	2,541,304
SLM Student Loan Trust, Series 2012-6, Class A2
0.45%	09/25/19	[3]	4,210,042	4,205,804
SLM Student Loan Trust, Series 2012-7, Class A3
0.82%	05/26/26	[3]	800,000	797,280
SLM Student Loan Trust, Series 2013-4, Class A
0.70%	06/25/27	[3]	691,221	690,218
South Carolina Student Loan Corp.
0.36%	12/01/20	[3]	282,515	282,043
Spirit Master Funding LLC, Series 2014-1A, Class A1
5.05%	07/20/40	[2]	526,058	563,377
Structured Receivables Finance LLC, Series 2010-A, Class B
7.61%	01/16/46	2,†	748,980	900,916

See accompanying notes to Schedule of Portfolio Investments.

28 / N-Q Report December 2014

Intermediate Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Symphony CLO Ltd., Series 2013-11A, Class A (Cayman Islands)
1.53%	01/17/25	[2,3,4]	$1,350,000	$1,338,549
TAL Advantage LLC, Series 2006-1, Class NOTE
0.36%	04/20/21	[2,3]	193,334	191,927
Triton Container Finance LLC, Series 2007-1A, Class NOTE
0.31%	02/26/19	[2,3]	18,229	18,212
Voya CLO Ltd., Series 2014-4A, Class A1 (Cayman Islands)
1.73%	10/14/26	[2,3,4]	2,150,000	2,136,150

Total Asset-Backed Securities
(Cost $91,585,285)				92,267,258

BANK LOANS — 0.02%*
Services — 0.02%
AABS Ltd. Loan, Series 2013-1, Class A (STEP) (Bermuda)
4.88%	01/15/38	3,4,†	264,062	272,635

Total Bank Loans
(Cost $266,530)

CORPORATES — 15.27%*
Banking — 2.65%
Bank of America Corp.
6.50%	08/01/16		320,000	344,874
Bank of America Corp. (MTN)
1.10%	04/01/19	[3]	1,000,000	1,003,273
Bank of America N.A. (BKNT)
0.52%	06/15/16	[3]	2,000,000	1,987,136
0.54%	06/15/17	[3]	1,350,000	1,331,357
5.30%	03/15/17		1,500,000	1,612,087
6.00%	06/15/16		650,000	690,390
6.10%	06/15/17		1,340,000	1,478,158
Commonwealth Bank of Australia (Australia)
1.95%	03/16/15	[4]	1,400,000	1,404,325
Credit Suisse/New York (Switzerland)
6.00%	02/15/18	[4]	288,000	320,597
Credit Suisse/New York (YCD) (Switzerland)
0.47%	04/10/15	[3,4]	1,000,000	1,001,107
0.55%	08/24/15	[3,4]	1,250,000	1,250,394
0.64%	12/07/15	[3,4]	800,000	800,605
HBOS PLC, Series G (MTN) (United Kingdom)
6.75%	05/21/18	[2,4]	2,915,000	3,253,378
JPMorgan Chase Bank N.A.
0.57%	06/13/16	[3]	600,000	597,640
JPMorgan Chase Bank N.A. (BKNT)
6.00%	07/05/17		600,000	661,486
6.00%	10/01/17		500,000	555,296

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
Macquarie Bank Ltd. (Australia)
0.69%	06/15/16	[2,3,4]	$2,000,000	$2,000,657
National Australia Bank/New York (MTN) (Australia)
2.00%	03/09/15	[4]	1,200,000	1,203,419
Royal Bank of Scotland NV (Netherlands)
4.65%	06/04/18	[4]	905,000	941,878
Royal Bank of Scotland PLC (United Kingdom)
2.55%	09/18/15	[4]	2,370,000	2,394,754
4.88%	03/16/15	[4]	1,500,000	1,513,033
US Bank NA
3.78%	04/29/20	[3]	1,400,000	1,411,557
Wells Fargo & Co. (MTN)
4.10%	06/03/26		1,400,000	1,432,830

				29,190,231

Communications — 0.61%
CCO Holdings LLC/CCO Holdings Capital Corp. (WI)
8.12%	04/30/20		800,000	847,000
CCOH Safari LLC
5.50%	12/01/22		1,260,000	1,282,050
Sprint Nextel Corp.
9.00%	11/15/18	[2]	1,900,000	2,170,560
Verizon Communications, Inc.
2.62%	02/21/20	[2]	1,609,000	1,592,498
3.45%	03/15/21		765,000	782,513

				6,674,621

Consumer Discretionary — 0.19%
Catholic Health Initiatives
2.60%	08/01/18		1,000,000	1,020,583
4.20%	08/01/23		1,000,000	1,065,236

				2,085,819

Electric — 1.66%
AES Corp.
3.23%	06/01/19	[3]	500,000	491,250
Berkshire Hathaway Energy Co.
3.50%	02/01/25	[2]	1,480,000	1,492,555
DPL, Inc.
6.50%	10/15/16		123,000	128,843
Duquesne Light Holdings, Inc.
6.40%	09/15/20	[2]	1,363,000	1,594,298
FirstEnergy Corp., Series A
2.75%	03/15/18		1,140,000	1,149,906
Florida Gas Transmission Co. LLC
7.90%	05/15/19	[2]	1,500,000	1,805,276

See accompanying notes to Schedule of Portfolio Investments.

N-Q Report December 2014 / 29

Intermediate Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
Homer City Generation LP (PIK)
8.73%	10/01/26	[5]	$491,450	$508,651
Ipalco Enterprises, Inc.
7.25%	04/01/16	[2]	1,095,000	1,160,929
Ipalco Enterprises, Inc. (WI)
5.00%	05/01/18		1,615,000	1,712,588
Metropolitan Edison Co.
7.70%	01/15/19		500,000	598,020
Mirant Mid Atlantic Pass-Through Trust, Series C
10.06%	12/30/28		682,006	733,157
Oncor Electric Delivery Co. LLC
4.10%	06/01/22		1,500,000	1,614,053
6.80%	09/01/18		900,000	1,049,870
Public Service Co. of New Mexico
7.95%	05/15/18		475,000	561,010
Southwestern Electric Power Co.
6.45%	01/15/19		1,109,000	1,282,868
Texas-New Mexico Power Co.
9.50%	04/01/19	[2]	500,000	631,085
Trans-Allegheny Interstate Line Co.
4.00%	01/15/15	[2]	1,000,000	1,000,833
Tucson Electric Power
3.85%	03/15/23		700,000	714,845

				18,230,037

Energy — 1.58%
Boardwalk Pipelines LP
4.95%	12/15/24		1,000,000	996,124
BP Capital Markets PLC, Series 5YR (United Kingdom)
2.52%	01/15/20	[4]	2,000,000	2,000,607
Canadian Natural Resources Ltd. (Canada)
3.90%	02/01/25	[4]	1,000,000	987,800
Chesapeake Energy Corp.
3.48%	04/15/19	[3]	1,000,000	985,000
Continental Resources, Inc. (WI)
3.80%	06/01/24		835,000	740,372
Energy Transfer Partners LP
3.25%	11/01/66	[3]	910,000	823,550
3.60%	02/01/23		2,317,000	2,245,965
Florida Gas Transmission Co. LLC
3.88%	07/15/22	[2]	1,000,000	1,015,183
Noble Energy, Inc.
3.90%	11/15/24		600,000	595,178
Ruby Pipeline LLC
6.00%	04/01/22	[2]	1,250,000	1,398,248
Spectra Energy Partners LP
2.95%	09/25/18		1,275,000	1,299,574

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Tennessee Gas Pipeline Co. LLC
8.00%	02/01/16		$1,250,000	$1,332,614
Texas Eastern Transmission LP
2.80%	10/15/22	[2]	3,080,000	2,938,548
Williams Cos., Inc.
7.88%	09/01/21		70,000	80,969

				17,439,732

Finance — 4.26%
Bear Stearns Cos. LLC
7.25%	02/01/18		1,140,000	1,314,827
Capital One Bank USA NA (BKNT)
2.15%	11/21/18		2,500,000	2,498,901
Chase Capital III, Series C
0.78%	03/01/27	[3]	500,000	430,000
CIT Group, Inc.
4.25%	08/15/17		1,049,000	1,075,225
Citigroup, Inc.
0.72%	08/14/17	[3]	750,000	745,454
0.78%	08/25/36	[3]	205,000	165,244
1.30%	11/15/16		1,000,000	998,681
1.93%	05/15/18	[3]	583,000	602,742
5.30%	01/07/16		625,000	651,699
6.00%	08/15/17		250,000	276,761
6.12%	05/15/18		345,000	390,728
Durrah MSN 35603
1.68%	01/22/25		5,554,043	5,409,630
Ford Motor Credit Co. LLC
2.75%	05/15/15		500,000	503,391
Ford Motor Credit Co. LLC, Series FRN
1.48%	05/09/16	[3]	1,000,000	1,008,945
General Electric Capital Corp.
4.62%	01/07/21		700,000	781,245
5.62%	05/01/18		730,000	821,455
General Electric Capital Corp. (MTN)
0.61%	05/05/26	[3]	1,610,000	1,521,256
3.35%	10/17/16		750,000	780,249
General Electric Capital Corp., Series G (MTN)
3.10%	01/09/23		800,000	810,854
General Motors Financial Co., Inc., Series 3YR
3.00%	09/25/17		2,000,000	2,032,500
Goldman Sachs Group, Inc.
2.55%	10/23/19		1,500,000	1,493,619
5.95%	01/18/18		350,000	389,111
6.15%	04/01/18		1,100,000	1,235,211
7.50%	02/15/19		550,000	654,795

See accompanying notes to Schedule of Portfolio Investments.

30 / N-Q Report December 2014

Intermediate Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Goldman Sachs Group, Inc. (MTN)
1.04%	12/15/17	[3]	$1,000,000	$999,246
1.60%	11/23/15		1,000,000	1,005,523
1.84%	11/29/23	[3]	1,000,000	1,031,622
Goldman Sachs Group, Inc., Series B (MTN)
0.63%	07/22/15	[3]	100,000	99,998
JPMorgan Chase & Co.
2.20%	10/22/19		2,000,000	1,984,236
JPMorgan Chase & Co., Series G (MTN)
1.10%	10/15/15		2,500,000	2,504,977
JPMorgan Chase Capital XIII, Series M
1.21%	09/30/34	[3]	1,070,000	888,100
JPMorgan Chase Capital XXI, Series U
1.18%	02/02/37	[3]	1,650,000	1,410,750
Merrill Lynch & Co., Inc. (MTN)
8.68%	05/02/17	[3]	510,000	539,988
8.95%	05/18/17	[3]	410,000	436,158
9.57%	06/06/17	[3]	319,000	343,340
Morgan Stanley
0.71%	10/15/15	[3]	187,000	187,342
1.01%	01/05/18	[3]	3,000,000	3,002,976
Morgan Stanley (MTN)
0.68%	10/18/16	[3]	1,185,000	1,182,350
6.25%	08/28/17		800,000	889,239
6.62%	04/01/18		1,000,000	1,139,877
Reckson Operating Partnership LP
5.00%	08/15/18		1,200,000	1,289,570
ZFS Finance USA Trust II
6.45%	12/15/65	[2,3]	1,250,000	1,315,625

				46,843,440

Health Care — 0.56%
Catholic Health Initiatives
2.95%	11/01/22		500,000	491,780
CHS/Community Health Systems, Inc.
5.12%	08/15/18		1,100,000	1,141,250
HCA, Inc.
3.75%	03/15/19		1,000,000	1,003,750
Medtronic, Inc.
1.04%	03/15/20	[2,3]	1,500,000	1,509,571
Providence Health & Services Obligated Group
1.18%	10/01/17	[3]	1,975,000	1,988,552

				6,134,903

Industrials — 0.41%
Heathrow Funding Ltd. (United Kingdom)
2.50%	06/25/15	[2,4]	2,900,000	2,840,872

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Industrials (continued)
Sydney Airport Finance Co. Pty Ltd. (Australia)
3.90%	03/22/23	[2,4]	$900,000	$927,484
5.12%	02/22/21	[2,4]	690,000	774,003

				4,542,359

Insurance — 0.30%
Metropolitan Life Global Funding I
3.88%	04/11/22	[2]	1,000,000	1,058,783
Nationwide Mutual Insurance Co.
2.53%	12/15/24	[2,3]	1,002,000	1,003,239
New York Life Global Funding
1.12%	03/01/17	[2]	1,200,000	1,198,317

				3,260,339

Materials — 0.04%
Barrick Gold Corp. (WI) (Canada)
4.10%	05/01/23	[4]	475,000	464,609

Real Estate Investment Trust (REIT) — 1.88%
Alexandria Real Estate Equities, Inc.
3.90%	06/15/23		150,000	152,214
4.60%	04/01/22		2,000,000	2,133,132
ARC Properties Operating Partnership LP/ Clark Acquisition LLC
2.00%	02/06/17		2,445,000	2,342,799
HCP, Inc.
2.62%	02/01/20		750,000	743,498
4.25%	11/15/23		315,000	331,406
5.38%	02/01/21		750,000	840,691
6.00%	01/30/17		1,000,000	1,091,668
7.07%	06/08/15		200,000	205,436
HCP, Inc. (MTN)
6.30%	09/15/16		500,000	541,409
Health Care REIT, Inc.
4.70%	09/15/17		1,000,000	1,075,132
5.25%	01/15/22		930,000	1,030,648
Host Hotels & Resorts LP (WI)
5.88%	06/15/19		1,245,000	1,307,849
Mid-America Apartments LP
5.50%	10/01/15		1,000,000	1,033,427
SL Green Realty Corp./SL Green Operating Partnership
7.75%	03/15/20		650,000	774,294
UDR, Inc. (MTN)
5.25%	01/15/15		1,000,000	1,001,238
Ventas Realty LP/Ventas Capital Corp.
1.55%	09/26/16		1,000,000	1,004,453
2.70%	04/01/20		1,025,000	1,015,514
3.12%	11/30/15		1,000,000	1,019,730

See accompanying notes to Schedule of Portfolio Investments.

N-Q Report December 2014 / 31

Intermediate Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
WEA Finance LLC/Westfield UK & Europe Finance PLC
1.75%	09/15/17	[2]	$2,000,000	$1,993,304
2.70%	09/17/19	[2]	1,000,000	1,000,860

				20,638,702

Retail — 0.33%
Walgreens Boots Alliance, Inc.
0.68%	05/18/16	[3]	3,600,000	3,601,116

Transportation — 0.80%
American Airlines Pass-Through Trust, Series 2013-2, Class A
4.95%	01/15/23		991,167	1,065,504
Continental Airlines Pass-Through Trust, Series 1997, Class 4A
6.90%	01/02/18		46,976	49,384
Continental Airlines Pass-Through Trust, Series 1999, Class C2
7.26%	03/15/20		293,536	324,357
Continental Airlines Pass-Through Trust, Series 1999-1, Class A
6.54%	08/02/20		617,158	683,117
Continental Airlines Pass-Through Trust, Series 2007, Class 1A
5.98%	04/19/22		1,546,344	1,691,391
JetBlue Airways Pass-Through Trust, Series 2004, Class G1
0.61%	08/15/16	[3]	5,997	5,929
JetBlue Airways Pass-Through Trust, Series 2004, Class G2
0.68%	11/15/16	[3]	1,161,000	1,133,717
Northwest Airlines Pass-Through Trust, Series 2001-1, Class A-1
7.04%	04/01/22		1,380,573	1,601,465
UAL Pass-Through Trust, Series 2009-2A
9.75%	01/15/17		215,853	238,384
US Airways Pass-Through Trust, Series 2001-1, Class G
7.08%	03/20/21		696,829	768,686
US Airways Pass-Through Trust, Series 2012, Class 2A
4.62%	06/03/25		452,842	477,465
US Airways Pass-Through Trust, Series 2012-1, Class A
5.90%	10/01/24		715,451	802,647

				8,842,046

Total Corporates
(Cost $164,812,747)				167,947,954

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED — 26.94%**
Commercial Mortgage-Backed — 4.20%
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-T20, Class A4A
5.13%	10/12/42	[3]	$1,085,841	$1,108,495
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T22, Class A4
5.58%	04/12/38	[3]	1,038,028	1,076,992
Commercial Mortgage Pass-Through Certificates, Series 2010-C1, Class A1
3.16%	07/10/46	[2]	3,230,203	3,264,760
Commercial Mortgage Trust, Series 2012-LC4, Class A3
3.07%	12/10/44		5,021,000	5,195,353
Credit Suisse First Boston Commercial Mortgage Trust, Series 2006-C1, Class AAB
5.47%	02/15/39	[3]	3,332	3,329
DBRR Trust, Series 2011-LC2, Class A4A
4.54%	04/12/21	[2,3]	516,997	572,676
DBRR Trust, Series 2012-EZ1, Class C
2.06%	09/25/45	[2]	4,217,830	4,213,266
GE Business Loan Trust, Series 2003-2A, Class A
0.53%	11/15/31	[2,3]	475,719	457,740
GE Capital Commercial Mortgage Corp., Series 2005-C4, Class A4
5.31%	11/10/45	[3]	1,315,000	1,336,254
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-CB11, Class A4
5.34%	08/12/37	[3]	3,165,493	3,176,501
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-CB13, Class A3A1
5.24%	01/12/43	[3]	1,094,401	1,093,902
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12, Class ASB
5.83%	02/15/51	[3]	802,901	837,296
LB-UBS Commercial Mortgage Trust, Series 2005-C2, Class A5
5.15%	04/15/30	[3]	4,006,174	4,012,688
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class A4
4.95%	09/15/30		1,409,499	1,423,103
Merrill Lynch Mortgage Investors, Inc., Series 2005-CIP1, Class A4
5.05%	07/12/38	[3]	2,315,000	2,335,732
Morgan Stanley Capital I Trust, Series 2001-C3, Class A2
3.22%	08/15/49		262,283	270,698
Morgan Stanley Capital I Trust, Series 2011-C1, Class A1
2.60%	09/15/47	[2]	2,429,696	2,443,991

See accompanying notes to Schedule of Portfolio Investments.

32 / N-Q Report December 2014

Intermediate Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Morgan Stanley Capital I Trust, Series 2012-C4, Class A4
3.24%	03/15/45		$1,445,000	$1,491,051
Wachovia Bank Commercial Mortgage Trust, Series 2005-C19, Class AJ
4.79%	05/15/44		2,500,000	2,525,146
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class A7
5.12%	07/15/42	[3]	791,362	798,257
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A1
3.35%	11/15/43	[2]	3,587,088	3,723,242
WF-RBS Commercial Mortgage Trust, Series 2011-C4, Class A1
1.61%	06/15/44	[2]	712,722	714,394
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class A4
3.67%	11/15/44		1,405,000	1,491,018
WF-RBS Commercial Mortgage Trust, Series 2012-C8, Class A1
0.86%	08/15/45		2,660,038	2,655,145

				46,221,029

Non-Agency Mortgage-Backed — 10.03%
Accredited Mortgage Loan Trust, Series 2005-3, Class A1
0.40%	09/25/35	[3]	1,047,775	1,037,962
Ameriquest Mortgage Securities, Inc., Series 2005-R4, Class 1
0.60%	07/25/35	[3]	1,910,000	1,866,518
Ameriquest Mortgage Securities, Inc., Series 2005-R5, Class M1
0.60%	07/25/35	[3]	5,821,579	5,830,422
Ameriquest Mortgage Securities, Inc., Series 2005-R6, Class A2
0.37%	08/25/35	[3]	22,863	22,889
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE9, Class M1
1.14%	12/25/34	[3]	818,141	731,031
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2005-HE4, Class M2
0.84%	05/25/35	[3]	359,730	360,625
Banc of America Funding Corp., Series 2003-2, Class 1A1
6.50%	06/25/32		3,577	3,816
Banc of America Funding Corp., Series 2006-G, Class 2A3
0.34%	07/20/36	[3]	89,711	89,839
Bear Stearns Asset-Backed Securities Trust, Series 2002-1, Class 1A5 (STEP)
6.89%	12/25/34		3,905	4,021

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Bear Stearns Asset-Backed Securities Trust, Series 2005-HE12, Class 1A3
0.54%	12/25/35	[3]	$800,000	$796,510
Bear Stearns Asset-Backed Securities Trust, Series 2005-HE9, Class M1
0.66%	10/25/35	[3]	757,412	752,977
CC Mortgage Funding Corp., Series 2004-1A, Class A1
0.45%	01/25/35	[2,3]	215,629	191,263
CC Mortgage Funding Corp., Series 2005-2A, Class A1
0.35%	05/25/36	[2,3]	189,666	166,124
Centex Home Equity Loan Trust, Series 2005-D, Class M1
0.60%	10/25/35	[3]	4,314,739	4,315,201
Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-2, Class 1A4
5.32%	02/25/35		6,973	7,040
Citigroup Mortgage Loan Trust, Inc., Series 2004-HYB1, Class A41
2.86%	02/25/34	[3]	19,801	19,426
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2, Class A3
0.35%	03/25/37	[3]	1,287,244	1,268,116
Conseco Finance Securitizations Corp., Series 2000-E, Class M1
8.13%	08/15/31	[3]	6,767	6,792
Conseco Finance Securitizations Corp., Series 2001-4, Class A4
7.36%	09/01/33		407,288	451,864
Conseco Finance, Series 2002-A, Class A5 (STEP)
7.55%	04/15/32		48,662	49,486
Conseco Finance, Series 2002-C, Class BF2
8.00%	06/15/32	[2,3]	248,472	273,954
Conseco Financial Corp., Series 1996-7, Class M1
7.70%	10/15/27	[3]	718,661	772,109
Conseco Financial Corp., Series 1997-3, Class A7
7.64%	03/15/28	[3]	217,009	232,229
Conseco Financial Corp., Series 1998-6, Class A8
6.66%	06/01/30		765,398	819,550
Countryplace Manufactured Housing Contract Trust, Series 2007-1, Class A4
5.85%	07/15/37	[2,3]	700,000	705,650
Countrywide Alternative Loan Trust, Series 2005-27, Class 3A2
1.21%	08/25/35	[3]	21,620	14,825

See accompanying notes to Schedule of Portfolio Investments.

N-Q Report December 2014 / 33

Intermediate Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Countrywide Asset-Backed Certificates, Series 2005-1, Class MV2
0.60%	07/25/35	[3]	$20,130	$20,178
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-14, Class 4A1
2.34%	08/25/34	[3]	169,067	168,624
Credit Suisse First Boston Commercial Mortgage Trust, Series 2014-4R, Class 16A1
0.33%	02/27/36	[2,3]	2,331,908	2,295,073
Credit-Based Asset Servicing and Securitization LLC, Series 2003-CB3, Class AF1 (STEP)
3.38%	12/25/32		1,512,697	1,478,108
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB2, Class AF4 (STEP)
3.67%	12/25/36		969,977	759,188
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB6, Class A23
0.30%	07/25/36	[3]	1,065,123	930,639
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB5, Class A1 (STEP)
0.23%	04/25/37	[3]	213,304	145,394
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB5, Class A3
0.42%	04/25/37	[3]	2,534,604	1,763,248
DBRR Trust, Series 2013-EZ2, Class A
0.85%	02/25/43	[2,3]	286,891	286,842
Equifirst Mortgage Loan Trust, Series 2005-1, Class M1
0.59%	04/25/35	[3]	634,264	635,631
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2005-FF4, Class M1
0.60%	05/25/35	[3]	2,272,745	2,264,947
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA3, Class A1
2.22%	09/25/34	[3]	628,692	616,449
Green Tree Financial Corp., Series 1998-4, Class A5
6.18%	04/01/30		395,490	408,283
Green Tree, Series 2008-MH1, Class A2
8.97%	04/25/38	[2,3]	383,748	409,289
Green Tree, Series 2008-MH1, Class A3
8.97%	04/25/38	[2,3]	556,785	590,517
Greenpoint Manufactured Housing, Series 1999-5, Class A5
7.82%	12/15/29	[3]	268,492	273,251
GSAA Home Equity Trust, Series 2005-9, Class 1A1
0.45%	08/25/35	[3]	1,911,834	1,860,701

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Home Equity Loan Trust, Series 2006-2, Class A1
0.32%	03/20/36	[3]	$3,991,471	$3,970,209
Home Equity Loan Trust, Series 2007-3, Class APT
1.36%	11/20/36	[3]	1,185,843	1,187,439
IndyMac Index Mortgage Loan Trust, Series 2004-AR6, Class 6A1
2.70%	10/25/34	[3]	87,379	88,376
IndyMac Index Mortgage Loan Trust, Series 2004-AR8, Class 2A2A
0.97%	11/25/34	[3]	37,691	34,683
IndyMac Index Mortgage Loan Trust, Series 2007-AR11, Class 1A1
2.39%	06/25/37	[3]	1,458,266	964,014
IndyMac Manufactured Housing Contract, Series 1997-1, Class A3
6.61%	02/25/28		295,902	302,614
IndyMac Manufactured Housing Contract, Series 1997-1, Class A4
6.75%	02/25/28		78,772	81,643
IndyMac Manufactured Housing Contract, Series 1998-1, Class A4
6.49%	09/25/28		198,850	203,139
JPMorgan Mortgage Trust, Series 2007-A3, Class 3A2
4.77%	05/25/37	[3]	540,102	504,732
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A4
5.27%	04/15/40		241,271	259,408
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A5
5.87%	04/15/40		138,633	145,280
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A6
6.47%	04/15/40	[3]	436,897	479,631
MASTR Adjustable Rate Mortgages Trust, Series 2003-6, Class 4A2
2.67%	01/25/34	[3]	266,064	260,717
MASTR Adjustable Rate Mortgages Trust, Series 2004-1, Class 2A1
2.75%	01/25/34	[3]	702	680
MASTR Asset Securitization Trust, Series 2002-8, Class 1A1
5.50%	12/25/17		1,243	1,256
MASTR Asset-Backed Securities Trust, Series 2006-AB1, Class A2
0.40%	02/25/36	[3]	1,149,068	1,128,471
MASTR Asset-Backed Securities Trust, Series 2006-HE1, Class A3
0.36%	01/25/36	[3]	2,363,359	2,339,446

See accompanying notes to Schedule of Portfolio Investments.

34 / N-Q Report December 2014

Intermediate Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
MASTR Seasoned Securities Trust, Series 2004-1, Class 4A1
2.51%	10/25/32	[3]	$2,101	$2,107
MASTR Seasoned Securities Trust, Series 2005-1, Class 4A1
2.44%	10/25/32	[3]	21,868	22,053
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3, Class A2C
0.35%	06/25/37	[3]	753,083	500,508
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3, Class A2D
0.42%	06/25/37	[3]	1,391,677	960,264
Mid-State Trust, Series 2004-1, Class A
6.00%	08/15/37		557,567	587,492
Mid-State Trust, Series 2004-1, Class B
8.90%	08/15/37		765,288	919,611
Mid-State Trust, Series 2004-1, Class M1
6.50%	08/15/37		546,635	596,471
Mid-State Trust, Series 2005-1, Class M2
7.08%	01/15/40		830,722	925,466
Mid-State Trust, Series 2011, Class A1
4.86%	07/15/38		1,047,904	1,122,396
Morgan Stanley Capital I Trust, Series 2004-NC7, Class M2
1.10%	07/25/34	[3]	1,796,470	1,775,768
Morgan Stanley Capital I Trust, Series 2005-HE3, Class M3
0.96%	07/25/35	[3]	1,903,000	1,843,774
Morgan Stanley Home Equity Loan Trust, Series 2005-3, Class M1
0.62%	08/25/35	[3]	1,393,910	1,396,375
New Century Home Equity Loan Trust, Series 2005-3, Class M1
0.65%	07/25/35	[3]	3,037,363	3,032,512
New York Mortgage Trust, Series 2005-3, Class A1
0.41%	02/25/36	[3]	4,165,020	3,867,367
Origen Manufactured Housing, Series 2004-A, Class M2
6.64%	01/15/35	[3]	398,763	437,046
Park Place Securities, Inc., Series 2004-WCW1, Class M2
1.19%	09/25/34	[3]	518,249	515,520
Park Place Securities, Inc., Series 2004-WWF1, Class M2
1.19%	12/25/34	[3]	741,074	737,530
Park Place Securities, Inc., Series 2005-WCW1, Class M1
0.62%	09/25/35	[3]	4,520,000	4,498,146
Park Place Securities, Inc., Series 2005-WCW2, Class A2D
0.54%	07/25/35	[3]	2,621,537	2,622,126

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Park Place Securities, Inc., Series 2005-WHG4, Class A2D
0.54%	09/25/35	[3]	$4,145,198	$4,144,188
Park Place Securities, Inc., Series 2005-WHQ2, Class M1
0.59%	05/25/35	[3]	2,676,945	2,664,213
RBSSP Resecuritization Trust, Series 2009-6, Class 11A4
0.59%	08/26/36	[2,3]	2,233,786	2,133,598
Residential Asset Mortgage Products, Inc., Series 2002-RS4, Class AI5 (STEP)
6.16%	08/25/32		2,220	2,121
Residential Asset Mortgage Products, Inc., Series 2003-RS1, Class AI5 (STEP)
6.19%	03/25/33		15,836	16,350
Residential Asset Mortgage Products, Inc., Series 2003-SL1, Class A41
8.00%	04/25/31		36,517	40,292
Residential Asset Securities Corp., Series 2004-IP2, Class 2A1
2.48%	12/25/34	[3]	57,585	58,556
Residential Asset Securities Corp., Series 2005-KS11, Class AI4
0.48%	12/25/35	[3]	4,281,279	4,264,052
Residential Funding Mortgage Securities II, Inc., Series 2001-HI3, Class AI7 (STEP)
7.56%	07/25/26		183,911	187,144
Residential Funding Mortgage Securities II, Inc., Series 2003-HS2, Class AI4 (STEP)
4.37%	07/25/33		5,448	5,438
SG Mortgage Securities Trust, Series 2006-FRE1, Class A1B
0.44%	02/25/36	[3]	50,033	36,301
Soundview Home Equity Loan Trust, Series 2006-WF2, Class A2C
0.31%	12/25/36	[3]	643,946	635,820
Soundview Home Loan Trust, Series 2005-OPT4, Class 2A3
0.69%	12/25/35	[3]	2,587,740	2,552,147
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-15, Class A
2.48%	10/25/34	[3]	2,209,606	2,135,384
Structured Asset Mortgage Investments II Trust, Series 2005-AR1, Class A1
0.64%	04/19/35	[3]	2,134,422	1,976,208
Structured Asset Mortgage Investments, Inc., Series 2005-AR8, Class A2
1.61%	02/25/36	[3]	1,067,739	939,747
Structured Asset Mortgage Investments, Inc., Series 2006-AR3, Class 22A1
1.95%	05/25/36	[3]	3,546,480	2,316,422

See accompanying notes to Schedule of Portfolio Investments.

N-Q Report December 2014 / 35

Intermediate Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Structured Asset Securities Corp., Series 2005-WF2, Class A3
0.77%	05/25/35	[3]	$3,103,146	$3,110,187
UCFC Home Equity Loan, Series 1998-D, Class BF1
8.96%	04/15/30	[3,6]	3,657	505
UCFC Home Equity Loan, Series 1998-D, Class MF1
6.90%	04/15/30		73,741	76,013
WaMu Alternative Mortgage Pass-Through Certificates, Series 2007-OA2, Class 2A
0.81%	01/25/47	[3]	6,238,675	4,481,970
WaMu Mortgage Pass-Through Certificates, Series 2002-AR18, Class A
2.50%	01/25/33	[3]	13,530	13,687
WaMu Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1A3
0.95%	10/25/45	[3]	2,297,473	2,181,221
Wells Fargo Home Equity Trust, Series 2005-3, Class M1
0.58%	11/25/35	[3]	669,507	670,114
Wells Fargo Home Equity Trust, Series 2006-1, Class A4
0.40%	05/25/36	[3]	1,723,163	1,712,519

				110,365,068

U.S. Agency Mortgage-Backed — 12.71%
Fannie Mae FNCL (TBA)
4.50%	01/01/40		2,785,000	3,023,030
Fannie Mae Pool (TBA)
2.50%	01/25/28		1,570,000	1,599,928
3.00%	01/25/27		1,150,000	1,195,820
3.00%	01/25/43		16,900,000	17,107,289
3.50%	01/25/44		7,820,000	8,152,351
4.00%	01/25/44		6,575,000	7,017,708
Fannie Mae Pool 253974
7.00%	08/01/31		7,665	8,853
Fannie Mae Pool 254232
6.50%	03/01/22		12,150	13,845
Fannie Mae Pool 527247
7.00%	09/01/26		52	58
Fannie Mae Pool 545191
7.00%	09/01/31		4,360	5,069
Fannie Mae Pool 545646
7.00%	09/01/26		50	57
Fannie Mae Pool 549740
6.50%	10/01/27		15,844	18,055
Fannie Mae Pool 555284
7.50%	10/01/17		213	224
Fannie Mae Pool 606108
7.00%	03/01/31		891	934

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 630599
7.00%	05/01/32		$9,988	$11,962
Fannie Mae Pool 655928
7.00%	08/01/32		5,493	6,336
Fannie Mae Pool 735207
7.00%	04/01/34		3,082	3,677
Fannie Mae Pool 735646
4.50%	07/01/20		5,201	5,506
Fannie Mae Pool 735686
6.50%	12/01/22		50,247	57,248
Fannie Mae Pool 735861
6.50%	09/01/33		157,288	184,129
Fannie Mae Pool 764388
1.78%	03/01/34	[3]	42,398	45,044
Fannie Mae Pool 776708
5.00%	05/01/34		258,909	290,123
Fannie Mae Pool 817611
5.38%	11/01/35	[3]	26,752	28,696
Fannie Mae Pool 844773
5.33%	12/01/35	[3]	2,507	2,683
Fannie Mae Pool 889125
5.00%	12/01/21		261,042	278,245
Fannie Mae Pool 889184
5.50%	09/01/36		283,611	319,398
Fannie Mae Pool 890221
5.50%	12/01/33		427,927	483,239
Fannie Mae Pool 918445
6.00%	05/01/37	[3]	8,443	9,092
Fannie Mae Pool 939419
1.78%	05/01/37	[3]	121,329	129,922
Fannie Mae Pool AB3685
4.00%	10/01/41		2,119,160	2,278,528
Fannie Mae Pool AE0605
4.67%	07/01/20		1,225,970	1,363,861
Fannie Mae Pool AJ0764
4.50%	09/01/41		788,902	857,808
Fannie Mae Pool AJ7696
4.50%	12/01/41		3,004,890	3,265,940
Fannie Mae Pool AL0209
4.50%	05/01/41		791,816	876,789
Fannie Mae Pool AL2602
2.65%	10/01/22		1,448,944	1,471,736
Fannie Mae Pool AL3306
2.46%	04/01/23		2,409,203	2,416,562
Fannie Mae Pool AL3366
2.44%	02/01/23		2,435,943	2,429,883
Fannie Mae Pool AL3400
2.54%	03/01/23		2,416,761	2,423,193

See accompanying notes to Schedule of Portfolio Investments.

36 / N-Q Report December 2014

Intermediate Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool AL3594
2.70%	04/01/23		$4,287,763	$4,360,240
Fannie Mae Pool AL5866
2.75%	08/01/22		3,444,760	3,489,961
Fannie Mae Pool AM7009
2.95%	11/01/24		2,620,000	2,687,647
Fannie Mae Pool FN0005
3.38%	11/01/20		1,357,923	1,444,338
Fannie Mae Pool FN0007
3.46%	11/01/20		1,390,000	1,485,072
Fannie Mae Pool MA1561
3.00%	09/01/33		3,197,126	3,298,891
Fannie Mae Pool MA1582
3.50%	09/01/43		2,323,909	2,423,856
Fannie Mae Whole Loan, Series 2003-W6, Class 5T (IO)
0.55%	09/25/42	[3]	21,654,042	314,990
Fannie Mae, Pool MA1608
3.50%	10/01/33		3,396,736	3,579,974
Fannie Mae, Series 1989-25, Class G
6.00%	06/25/19		1,785	1,897
Fannie Mae, Series 1992-116, Class B
6.50%	06/25/22		145	153
Fannie Mae, Series 1993-80, Class S
10.67%	05/25/23	[3]	9,538	10,725
Fannie Mae, Series 2001-52, Class YZ
6.50%	10/25/31		206,983	234,123
Fannie Mae, Series 2007-64, Class FA
0.64%	07/25/37	[3]	245,398	247,891
Fannie Mae, Series 2008-50, Class SA (IO)
5.88%	11/25/36	[3]	3,044,606	512,740
Fannie Mae, Series 2009-M1, Class A2
4.29%	07/25/19		96,951	105,483
Fannie Mae, Series 2012-M12, Class 1A
2.84%	08/25/22	[3]	2,024,982	2,080,573
Fannie Mae, Series 2012-M15, Class A
2.66%	10/25/22	[3]	1,599,236	1,619,666
Fannie Mae, Series 2014-M12, Class FA
0.45%	10/25/21		3,636,362	3,658,281
Federal Home Loan Bank (STEP)
0.75%	05/26/28		1,610,000	1,611,689
Freddie Mac Gold Pool A25162
5.50%	05/01/34		356,862	401,652
Freddie Mac Gold Pool A33262
5.50%	02/01/35		84,476	95,316
Freddie Mac Gold Pool A68781
5.50%	10/01/37		18,654	21,004
Freddie Mac Gold Pool C03813
3.50%	04/01/42		1,805,044	1,883,380

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool C90504
6.50%	12/01/21		$1,414	$1,608
Freddie Mac Gold Pool E01279
5.50%	01/01/18		1,327	1,404
Freddie Mac Gold Pool E90474
6.00%	07/01/17		2,256	2,352
Freddie Mac Gold Pool G01548
7.50%	07/01/32		542,215	631,029
Freddie Mac Gold Pool G01644
5.50%	02/01/34		228,935	258,572
Freddie Mac Gold Pool G02366
6.50%	10/01/36		169,461	191,961
Freddie Mac Gold Pool G07848
3.50%	04/01/44		3,931,395	4,110,799
Freddie Mac Gold Pool G11707
6.00%	03/01/20		2,709	2,878
Freddie Mac Gold Pool G12393
5.50%	10/01/21		227,977	247,220
Freddie Mac Gold Pool G12909
6.00%	11/01/22		314,828	346,819
Freddie Mac Gold Pool G13032
6.00%	09/01/22		193,155	210,869
Freddie Mac Gold Pool J06246
5.50%	10/01/21		91,505	99,027
Freddie Mac Gold Pool Q05261
3.50%	12/01/41		1,131,535	1,185,062
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K004, Class A2
4.19%	08/25/19		3,385,000	3,700,699
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K017, Class A2
2.87%	12/25/21		2,040,000	2,105,073
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K018, Class A2
2.79%	01/25/22		2,235,000	2,293,972
Freddie Mac Multi-Family Structured Pass-Through Certificates, Series KF03, Class A
0.50%	01/25/21		1,967,297	1,970,986
Freddie Mac Pool G07786
4.00%	08/01/44		3,904,413	4,204,870
Freddie Mac Pool Q20178
3.50%	07/01/43		1,555,702	1,628,056
Freddie Mac REMICS, Series 3460,
Class SA (IO)
6.04%	06/15/38	[3]	3,022,748	435,182

See accompanying notes to Schedule of Portfolio Investments.

N-Q Report December 2014 / 37

Intermediate Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS, Series 4030, Class HS (IO)
6.45%	04/15/42	[3]	$2,956,704	$508,442
Freddie Mac, Series 1602, Class SN
10.09%	10/15/23	[3]	14,590	19,525
Freddie Mac, Series 2174, Class PN
6.00%	07/15/29		79,707	90,422
Freddie Mac, Series K020, Class A2
2.37%	05/25/40		1,555,000	1,550,200
Freddie Mac, Series KF02, Class A3
0.80%	07/25/20		2,447,596	2,455,746
Freddie Mac, Series KF05, Class A
0.51%	09/25/21		5,394,406	5,401,086
Ginnie Mae I Pool 782810
4.50%	11/15/39		1,759,630	1,958,413
Ginnie Mae II Pool (TBA)
3.00%	01/20/43		835,000	853,957
4.00%	01/20/41		1,905,000	2,042,368
Ginnie Mae II Pool 80968
1.62%	07/20/34	[3]	46,854	48,511
Ginnie Mae, Series 2004-8, Class SE
13.96%	11/26/23	[3]	69,192	87,849
Ginnie Mae, Series 2010-124, Class BA
7.00%	05/16/37		3,796,578	3,916,980
Ginnie Mae, Series 2011-152, Class A
1.62%	07/16/33		1,837,397	1,838,168
NCUA Guaranteed Notes, Series 2010-R2, Class 1A
0.53%	11/06/17	[3]	907,500	909,875
NCUA Guaranteed Notes, Series 2011-C1, Class 2A
0.69%	03/09/21	[3]	692,902	697,878
NCUA Guaranteed Notes, Series 2011-R2, Class 1A
0.56%	02/06/20	[3]	841,303	844,458

				139,804,679

Total Mortgage-Backed
(Cost $288,614,820)				296,390,776

MUNICIPAL BONDS — 0.72%*
California — 0.20%
State of California, Taxable, Various Purpose, Series 3
5.95%	04/01/16		225,000	240,017
University of California, Floating Rate Notes, Series Y, Class 1
0.66%	07/01/41	[3]	2,000,000	2,003,820

				2,243,837

Issues	Maturity Date		Principal Amount	Value
MUNICIPAL BONDS (continued)
Illinois — 0.26%
State of Illinois, Build America Bonds
6.20%	07/01/21		$600,000	$661,350
State of Illinois, Taxable Bonds
4.95%	06/01/23		1,275,000	1,336,608
State of Illinois, Taxable Pension Bonds
4.35%	06/01/18		800,000	836,848

				2,834,806

New York — 0.17%
City of New York, Build America Bonds
5.05%	10/01/24		1,000,000	1,137,710
New York State Urban Development Corp., Series F
3.20%	03/15/22		700,000	723,184

				1,860,894

Texas — 0.09%
City of Houston Texas, Taxable Pension Obligation, Series A
6.29%	03/01/32		790,000	1,001,222

Total Municipal Bonds
(Cost $7,810,493)				7,940,759

U.S. AGENCY SECURITIES — 0.85%
U.S. Agency Securities — 0.85%
Federal Farm Credit Bank
0.18%	09/14/16	[3]	2,460,000	2,460,513
0.21%	04/17/17	[3]	2,505,000	2,507,452
0.22%	02/27/17	[3]	2,415,000	2,419,301
Federal Home Loan Bank
0.22%	10/07/15	[3]	1,955,000	1,956,748

Total U.S. Agency Securities
(Cost $9,334,585)				9,344,014

U.S. TREASURY SECURITIES — 41.36%
U.S. Treasury Bonds — 0.15%
U.S. Treasury Bonds (Strip Principal)
0.00%	11/15/27	[7]	2,300,000	1,663,245

U.S. Treasury Notes — 41.21%
U.S. Treasury Notes
0.25%	05/15/15		8,340,000	8,346,514
0.25%	08/15/15		3,095,000	3,096,452
0.50%	07/31/16		21,150,000	21,154,966
0.50%	08/31/16		41,915,000	41,901,922
0.50%	09/30/16		105,530,000	105,414,550
0.88%	09/15/16		9,120,000	9,166,372
0.88%	05/15/17		4,015,000	4,017,509
0.88%	07/15/17		14,110,000	14,091,480

See accompanying notes to Schedule of Portfolio Investments.

38 / N-Q Report December 2014

Intermediate Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
U.S. TREASURY SECURITIES (continued)
U.S. Treasury Notes (continued)
1.50%	10/31/19		$139,685,000	$138,844,655
2.12%	01/31/21		2,555,000	2,593,524
2.25%	11/15/24		57,955,000	58,353,441
2.38%	08/15/24		21,305,000	21,689,145
U.S. Treasury Notes - Treasury Inflation
Indexed Notes
0.12%	04/15/16	[8]	9,575,000	10,271,381
0.12%	04/15/17	[8]	2,555,000	2,673,817
0.12%	07/15/24	[8]	8,390,000	8,093,926
0.50%	04/15/15	[8]	1,070,000	1,157,375
1.62%	01/15/15	[8]	2,070,000	2,570,343

Total U.S. Treasury Securities
(Cost $455,729,108)				455,100,617

Total Bonds – 93.55%
(Cost $1,018,153,568)				1,029,264,013

Issues	Maturity Date	Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 6.97%

Commercial Paper — 0.82%
National Rural Utilities Cooperative
Finance Corp.
0.11%[9]	01/06/15	9,000,000	8,999,804

Money Market Funds — 1.97%
Dreyfus Cash Advantage Fund
0.01%[10]		10,810,000	10,810,000
Morgan Stanley Institutional Fund
0.04%[10]		10,810,000	10,810,000

			21,620,000

U.S. Agency Discount Notes — 4.18%
Fannie Mae
0.06%[9]	02/26/15	17,000,000	16,999,609
0.13%[9]	03/25/15	5,330,000	5,329,755
Federal Farm Credit Bank
0.06%[9]	02/11/15	6,295,000	6,294,893
Federal Home Loan Bank
0.06%[9]	01/23/15	8,400,000	8,399,950
0.10%[9]	03/04/15	9,000,000	8,999,694

			46,023,901

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS (continued)
U.S. Treasury Bills — 0.00%
U.S. Treasury Bills
0.02%[9]	01/15/15	[11]	$35,000	$35,000
0.02%[9]	01/15/15		8,000	8,000

				43,000

Total Short-Term Investments
(Cost $76,682,490)				76,686,705

Total Investments – 100.52%
(Cost $1,094,836,058)[1]				1,105,950,718

Liabilities in Excess of Other
Assets – (0.52)%				(5,724,819)

Net Assets – 100.00%				$1,100,225,899

Contracts		Unrealized Appreciation
FUTURES CONTRACTS: LONG POSITIONS
30	Euro Dollar Ninety Day,
	Expiration December 2016	$21,673

	Net unrealized appreciation	$21,673

Contracts		Unrealized (Depreciation)
FUTURES CONTRACTS: SHORT POSITIONS
30	Euro Dollar Ninety Day,
	Expiration December 2017	$(36,818)

	Net unrealized (depreciation)	$(36,818)

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s)	(Depreciation)	Value
SWAPS: INTEREST RATE
The Fund pays a fixed rate equal to 2.42% semi-annually and the Fund receives from the counterparty a floating rate based on 3-month USD LIBOR quarterly. Counterparty: Barclays, Inc.
11/15/27	$–	$725	$(28,410)	$(28,410)
The Fund pays a fixed rate equal to 2.48% semi-annually and the Fund receives from the counterparty a floating rate based on 3-month USD LIBOR quarterly. Counterparty: Barclays, Inc.
11/15/27	–	720	(35,607)	(35,607)

	$–	$1,445	$(64,017)	$(64,017)

See accompanying notes to Schedule of Portfolio Investments.

N-Q Report December 2014 / 39

Intermediate Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Expiration Date	Premiums (Received)	Notional Amount (000’s)	Appreciation	Value
SWAPTION: RATE FLOOR INFLATION
The Fund received a fixed payment equal to $13,685 and the Fund will pay to the counterparty a floating rate based on the Consumer Price Indexes-Urban at expiration of the swaption 11/23/20. Counterparty: Citigroup, Inc.
11/23/20	$(13,685)	$1,190	$13,090	$(595)

	$(13,685)	$1,190	$13,090	$(595)

Notes:

[1]	Cost for federal income tax purposes is $1,094,926,237 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$13,147,168
Gross unrealized (depreciation)	(2,122,687)

Net unrealized appreciation	$11,024,481

[2]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[3]	Floating rate security. The rate disclosed was in effect at December 31, 2014.
[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[5]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer. 8.73% cash or 9.23% payment-in-kind interest.
[6]	Illiquid security as determined under procedures approved by the Funds’ Board of Trustees. The aggregate value of illiquid securities is $505, which is 0.00% of total net assets.
[7]	Zero coupon bond. The rate shown is the effective yield as of December 31, 2014.
[8]	Inflation protected security. Principal amount reflects original security face amount.
[9]	Represents annualized yield at date of purchase.
[10]	Represents the current yield as of December 31, 2014.
[11]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $43,000.
†

Fair valued security. The aggregate value of fair valued securities is $1,173,571, which is 0.11% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(PIK): Payment in kind

(STEP): Step coupon bond

(TBA): To be announced

(USD): U.S. dollar

(WI): When issued

(YCD): Yankee Certificate of Deposit

See accompanying notes to Schedule of Portfolio Investments.

40 / N-Q Report December 2014

Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 96.68%
ASSET-BACKED SECURITIES — 7.99%**
321 Henderson Receivables I LLC, Series 2014-2A, Class A
3.61%	01/17/73	[2]	$62,160,421	$63,113,316
Academic Loan Funding Trust, Series 2012-1A, Class A2
1.27%	12/27/44	[2,3]	14,950,000	15,015,317
Access Group, Inc., Series 2001, Class 2A1
0.59%	05/25/29	[3]	2,924,968	2,789,744
Access Group, Inc., Series 2004-1, Class A2
0.46%	09/26/33	[3]	74,771	73,676
Aircastle Aircraft Lease Backed Trust, Series 2007-1A, Class G1
0.47%	06/14/37	[2,3]	3,106,991	3,035,297
Ally Auto Receivables Trust, Series 2012-1, Class A3
0.93%	02/16/16		17,371	17,374
American Money Management Corp., Series 2013-12A, Class D1 (Cayman Islands)
3.98%	05/10/25	[2,3,4]	400,000	383,169
American Money Management Corp., Series 2014-14A, Class A1L (Cayman Islands)
1.80%	07/27/26	[2,3,4]	24,765,000	24,545,235
American Money Management Corp., Series 2014-15A, Class A1 (Cayman Islands)
1.77%	12/09/26	[2,3,4]	52,200,000	52,143,350
Amur Finance IA LLC/Jet Midwest, Series 2014-1, Class A
11.00%	12/17/17	2,†	10,302,265	10,302,124
ARES CLO Ltd., Series 2012-3A, Class E (Cayman Islands)
5.98%	01/17/24	[2,3,4]	500,000	474,307
ARES CLO Ltd., Series 2013-1A, Class E (Cayman Islands)
5.23%	04/15/25	[2,3,4]	475,000	427,821
ARES XXVI CLO Ltd., Series 2013-1A, Class A (Cayman Islands)
1.33%	04/15/25	[2,3,4]	15,000,000	14,702,475
Avery Point CLO Ltd., Series 2014-1A, Class A
1.75%	04/25/26	[2,3]	8,000,000	7,985,936
Axis Equipment Finance Receivables LLC, Series 2012-1I, Class E1
6.25%	04/20/16		1,360,472	1,364,998
Axis Equipment Finance Receivables LLC, Series 2012-1I, Class E2
7.00%	03/20/17		5,240,000	5,263,187
Babcock & Brown Air Funding I Ltd., Series 2007-1A, Class G1 (Bermuda)
0.45%	11/14/33	[2,3,4]	891,769	758,004

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Babson CLO Ltd., Series 2013-IA, Class A (Cayman Islands)
1.33%	04/20/25	[2,3,4]	$19,800,000	$19,474,270
Babson CLO Ltd., Series 2013-IA, Class C (Cayman Islands)
2.93%	04/20/25	[2,3,4]	300,000	290,567
Babson CLO Ltd., Series 2014-IA, Class D (Cayman Islands)
5.13%	07/12/25	[2,3,4]	700,000	631,859
Ballyrock CLO LLC, Series 2014-1, Class A1 (Cayman Islands)
1.71%	10/20/26	[2,3,4]	91,100,000	91,012,193
Bayview Commercial Asset Trust, Series 2004-3, Class A1
0.54%	01/25/35	[2,3]	3,651,977	3,395,667
Bayview Commercial Asset Trust, Series 2005-1A, Class A1
0.47%	04/25/35	[2,3]	8,432,574	7,694,437
Bayview Commercial Asset Trust, Series 2005-2A, Class A1
0.48%	08/25/35	[2,3]	23,745,269	21,743,139
Bayview Commercial Asset Trust, Series 2006-4A, Class A1
0.40%	12/25/36	[2,3]	211,188	190,291
Bayview Commercial Asset Trust, Series 2007-1, Class A1
0.39%	03/25/37	[2,3]	8,836,565	7,917,171
Bayview Commercial Asset Trust, Series 2007-2A, Class A1
0.44%	07/25/37	[2,3]	14,566,786	12,530,961
Bayview Commercial Asset Trust, Series 2007-3, Class A1
0.41%	07/25/37	[2,3]	2,233,232	1,979,876
Beacon Container Finance LLC, Series 2012-1A, Class A
3.72%	09/20/27	[2]	13,368,620	13,601,161
BlueMountain CLO Ltd., Series 2012-2A, Class A1 (Cayman Islands)
1.65%	11/20/24	[2,3,4]	50,000,000	49,723,200
BlueMountain CLO Ltd., Series 2012-2A, Class C (Cayman Islands)
2.98%	11/20/24	[2,3,4]	125,000	120,263
BlueMountain CLO Ltd., Series 2014-1A, Class A (Cayman Islands)
1.75%	04/30/26	[2,3,4]	9,250,000	9,200,133
Brazos Higher Education Authority, Inc., Series 2003 I, Class A3
0.38%	09/26/22	[3]	41,816	41,644
Brazos Higher Education Authority, Inc., Series 2005-1, Class 1A4
0.40%	03/26/29	[3]	10,000,000	9,780,000
Brazos Higher Education Authority, Inc., Series 2010-1, Class A2
1.43%	02/25/35	[3]	13,355,000	13,700,579

See accompanying notes to Schedule of Portfolio Investments.

N-Q Report December 2014 / 41

Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Brazos Higher Education Authority, Inc., Series 2011-1, Class A3
1.28%	11/25/33	[3]	$16,050,000	$16,312,098
Brazos Higher Education Authority, Inc., Series 2011-2, Class A2
1.08%	07/25/29	[3]	3,478,916	3,507,900
Brazos Higher Education Authority, Inc., Series 2011-2, Class A3
1.23%	10/27/36	[3]	24,411,000	24,720,624
Brazos Higher Education Authority, Inc., Series 2012-1, Class A1
0.86%	12/26/35	[3]	47,185	46,997
CAL Funding II Ltd., Series 2012-1A, Class A (Bermuda)
3.47%	10/25/27	[2,4]	195,833	196,156
Cent CLO LP, Series 2013-17A, Class D (Cayman Islands)
6.23%	01/30/25	[2,3,4]	805,000	772,649
Cent CLO LP, Series 2104-21A, Class A1B (Cayman Islands)
1.62%	07/27/26	[2,3,4]	49,675,000	49,112,878
CIFC Funding Ltd., Series 2012-2A, Class A1L (Cayman Islands)
1.64%	12/05/24	[2,3,4]	58,350,000	57,944,467
CIT Education Loan Trust, Series 2007-1, Class A
0.34%	03/25/42	[2,3]	34,787,177	33,205,460
CIT Education Loan Trust, Series 2007-1, Class B
0.56%	06/25/42	[2,3]	24,410,297	22,288,517
College Loan Corp. Trust, Series 2005-2, Class B
0.72%	01/15/37	[3]	5,364,159	4,847,352
Columbus Nova CLO Ltd., Series 2007-2A, Class D
4.73%	10/15/21	[2,3]	375,000	385,598
Cronos Containers Program Ltd., Series 2012-2A, Class A (Bermuda)
3.81%	09/18/27	[2,4]	2,538,125	2,538,444
Dryden Senior Loan Fund, Series 2012-23RA, Class DR (Cayman Islands)
6.23%	07/17/23	[2,3,4]	350,000	344,806
Dryden Senior Loan Fund, Series 2014-33A, Class B (Cayman Islands)
2.22%	07/15/26	[2,3,4]	4,000,000	3,925,840
Dryden XXV Senior Loan Fund, Series 2012-25A, Class A (Cayman Islands)
1.61%	01/15/25	[2,3,4]	24,100,000	23,894,138
Eaton Vance CLO Ltd., Series 2014-1A, Class A (Cayman Islands)
1.68%	07/15/26	[2,3,4]	48,665,000	48,314,563

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Education Loan Asset-Backed Trust, Series 2013-1A, Class A2
0.96%	04/26/32	[2,3]	$12,750,000	$12,738,960
Educational Funding of the South, Inc., Series 2011-1, Class A2
0.88%	04/25/35	[3]	123,677	124,077
Educational Funding of the South, Inc., Series 2012-1, Class A
1.22%	03/25/36	[3]	34,607,931	35,057,530
EFS Volunteer No. 2 LLC
1.50%	03/25/36	[2,3]	16,085,000	16,471,505
Flagship CLO, Series 2014-8A, Class A
1.76%	01/16/26	[2,3]	115,000,000	114,501,130
Flatiron CLO Ltd.
1.62%	07/17/26	[2,3]	26,543,000	26,260,184
Ford Credit Auto Owner Trust, Series 2012-C, Class A4
0.79%	11/15/17		155,000	155,074
GCO Education Loan Funding Trust, Series 2006-1, Class A11L
0.46%	05/25/36	[3]	25,000,000	23,269,286
GE Business Loan Trust, Series 2004-1, Class A
0.45%	05/15/32	[2,3]	10,037,951	9,728,400
GE Business Loan Trust, Series 2004-2A, Class A
0.38%	12/15/32	[2,3]	5,864,774	5,727,022
GE Business Loan Trust, Series 2005-1A, Class A3
0.41%	06/15/33	[2,3]	8,979,162	8,725,173
GE Business Loan Trust, Series 2005-2A, Class A
0.40%	11/15/33	[2,3]	22,440,724	21,701,313
Global SC Finance SRL, Series 2014-1A, Class A2 (Barbados)
3.09%	07/17/24	[2,4]	85,334,792	84,241,824
Goal Capital Funding Trust, Series 2005-2, Class A3
0.40%	05/28/30	[3]	29,629,014	29,284,082
Goal Capital Funding Trust, Series 2005-2, Class B
0.76%	11/25/44	[3]	15,191,312	14,010,560
Goal Capital Funding Trust, Series 2006-1, Class A3
0.35%	11/25/26	[3]	28,335	28,082
Goal Capital Funding Trust, Series 2006-1, Class B
0.68%	08/25/42	[3]	4,334,840	3,977,175
GoldenTree Loan Opportunities V Ltd., Series 2007-5A, Class C (Cayman Islands)
2.23%	10/18/21	[2,3,4]	650,000	650,385
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class A (Cayman Islands)
1.38%	04/25/25	[2,3,4]	24,760,000	24,310,755

See accompanying notes to Schedule of Portfolio Investments.

42 / N-Q Report December 2014

Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
GoldenTree Loan Opportunities VIII Ltd., Series 2014-8A, Class E . (Cayman Islands)
4.74%	04/19/26	[2,3,4]	$730,000	$650,945
Honda Auto Receivables Owner Trust, Series 2012-1, Class A4
0.97%	04/16/18		32,000	32,044
ING Investment Management CLO Ltd., Series 2013-3A, Class D (Cayman Islands)
4.73%	01/18/26	[2,3,4]	395,000	344,300
J.G. Wentworth XXX LLC, Series 2013-3A, Class A
4.08%	01/17/73	[2]	1,035,996	1,109,087
LCM LP, Series 2014A, Class D (Cayman Islands)
3.73%	07/15/25	[2,3,4]	750,000	705,035
LCM LP, Series 2016A, Class E (Cayman Islands)
4.86%	07/15/26	[2,3,4]	700,000	611,925
Limerock CLO, Series 2014-2A, Class E (Cayman Islands)
4.73%	04/18/26	[2,3,4]	705,000	605,468
Limerock CLO, Series 2014-3A, Class A1 (Cayman Islands)
1.76%	10/20/26	[2,3,4]	90,000,000	89,554,950
Magnetite XII Ltd., Series 2014-11A, Class A1 (Cayman Islands)
1.68%	01/18/27	[2,3,4]	30,000,000	30,007,473
National Collegiate Master Student Loan Trust I, Series 2002-2, Class AR10
3.67%	11/01/42	[2,3]	7,375,000	7,393,578
National Collegiate Student Loan Trust, Series 2006-1, Class A3
0.36%	05/25/26	[3]	5,504,878	5,474,904
National Collegiate Student Loan Trust, Series 2006-3, Class A3
0.32%	10/25/27	[3]	26,335,409	26,037,450
National Collegiate Student Loan Trust, Series 2006-4, Class A2
0.31%	12/27/27	[3]	2,240,261	2,212,708
Navient Student Loan Trust, Series 2014-1, Class A2
0.46%	03/27/23	[3]	2,750,000	2,741,239
Navient Student Loan Trust, Series 2014-1, Class A3
0.66%	06/25/31	[3]	1,175,000	1,170,257
Navient Student Loan Trust, Series 2014-2, Class A
0.80%	03/25/43	[3]	110,705,724	109,962,224
Navient Student Loan Trust, Series 2014-3, Class A
0.78%	03/25/43	[3]	113,806,231	112,914,161
Navient Student Loan Trust, Series 2014-4, Class A
0.78%	03/25/43	[3]	180,248,499	178,789,297

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Navient Student Loan Trust, Series 2014-5, Class A
0.78%	03/25/43	[3]	$148,126,001	$146,934,772
Navient Student Loan Trust, Series 2014-6, Class A
0.76%	03/25/43	[3]	148,706,474	147,365,662
Navient Student Loan Trust, Series 2014-7, Class A
0.76%	03/25/43	[3]	148,905,034	147,563,399
Nelnet Education Loan Funding, Inc., Series 2004-1A, Class B1
0.64%	02/25/36	[2,3]	10,125,000	8,262,891
Nelnet Student Loan Trust, Series 2006-1, Class A6
0.68%	08/23/36	[2,3]	12,500,000	12,324,913
Nelnet Student Loan Trust, Series 2007-2A, Class A3L
0.60%	03/25/26	[2,3]	80,270,005	79,328,771
Nelnet Student Loan Trust, Series 2008-3, Class A4
1.88%	11/25/24	[3]	2,520,000	2,639,739
Nelnet Student Loan Trust, Series 2014-2A, Class A1
0.44%	06/25/21	[2,3]	10,515,135	10,484,494
Nelnet Student Loan Trust, Series 2014-3A, Class A
0.74%	06/25/41	[2,3]	48,478,869	48,350,521
Nelnet Student Loan Trust, Series 2014-5A, Class A
0.72%	07/25/41	[2,3]	141,823,896	142,047,701
Nissan Auto Receivables Owner Trust, Series 2012-B, Class A4
0.66%	12/17/18		85,000	84,934
North Carolina State Education Authority, Series 2011-1, Class A3
1.13%	10/25/41	[3]	24,545,000	24,705,033
Northstar Education Finance, Inc.
0.98%	01/29/46	[3]	42,825,000	42,724,541
Northwoods Capital Corp., Series 2014-11A, Class A (Cayman Islands)
1.83%	04/15/25	[2,3,4]	10,000,000	9,964,680
Oak Hill Credit Partners, Series 2012-7A, Class A (Cayman Islands)
1.65%	11/20/23	[2,3,4]	11,950,000	11,890,656
Octagon Investment Partners XI Ltd., Series 2007-1X, Class A1B
0.49%	08/25/21	[2,5]	9,154,437	9,029,269
Octagon Investment Partners XIX Ltd., Series 2014-1A, Class A (Cayman Islands)
1.75%	04/15/26	[2,3,4]	10,000,000	9,943,800
Panhandle-Plains Higher Education Authority, Inc., Series 2011-1, Class A3
1.18%	10/01/37	[3]	16,950,000	17,003,026

See accompanying notes to Schedule of Portfolio Investments.

N-Q Report December 2014 / 43

Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Panthera Aviation, Series 2013-1
10.00%	01/25/22	2,3,5,†	$19,225,000	$19,224,737
Panthera Aviation, Series 2013-2
10.00%	03/20/24	2,3,5,†	33,758,488	33,758,027
Race Point CLO Ltd., Series 2012-7A, Class A (Cayman Islands)
1.65%	11/08/24	[2,3,4]	59,075,000	58,815,070
Red River CLO Ltd., Series 2001A, Class A (Cayman Islands)
0.50%	07/27/18	[2,3,4]	5,830,391	5,806,400
Scholar Funding Trust, Series 2012-B, Class A2
1.27%	03/28/46	[2,3]	38,825,000	39,601,760
SLC Student Loan Trust I, Series 2002-2, Class B2
1.65%	07/01/42	[2,3]	25,050,000	19,250,950
SLC Student Loan Trust, Series 2005-3, Class B
0.49%	06/15/40	[3]	575,319	522,093
SLC Student Loan Trust, Series 2006-1, Class B
0.45%	03/15/39	[3]	153,918	137,936
SLC Student Loan Trust, Series 2008-1, Class A4A
1.84%	12/15/32	[3]	17,630,000	18,418,408
SLC Student Loan Trust, Series 2008-2, Class B
1.99%	09/15/22	[3]	4,015,000	3,988,320
SLM Student Loan Trust, Series 2003-11, Class A5
0.29%	12/15/22	[2,3]	67,236,497	67,020,805
SLM Student Loan Trust, Series 2003-11, Class A6
0.99%	12/15/25	[2,3]	14,605,000	14,574,072
SLM Student Loan Trust, Series 2003-4, Class A5E
0.99%	03/15/33	[2,3]	9,796,206	9,756,208
SLM Student Loan Trust, Series 2004-1, Class A4
0.49%	10/27/25	[3]	2,810,000	2,748,580
SLM Student Loan Trust, Series 2004-10, Class A5A
0.63%	04/25/23	[2,3]	14,218,941	14,228,105
SLM Student Loan Trust, Series 2004-10, Class A5B
0.63%	04/25/23	[2,3]	7,402,580	7,407,351
SLM Student Loan Trust, Series 2004-5A, Class A5
0.83%	10/25/23	[2,3]	11,985,000	12,020,858
SLM Student Loan Trust, Series 2004-8, Class B
0.69%	01/25/40	[3]	1,966,507	1,801,633

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2004-8A, Class A5
0.73%	04/25/24	[2,3]	$133,067,392	$133,200,526
SLM Student Loan Trust, Series 2004-A, Class A3
0.64%	06/15/33	[3]	40,400,000	38,211,552
SLM Student Loan Trust, Series 2004-B, Class A3
0.57%	03/15/24	[3]	24,340,000	23,291,214
SLM Student Loan Trust, Series 2005-4, Class B
0.41%	07/25/40	[3]	13,731,922	12,307,036
SLM Student Loan Trust, Series 2005-5, Class A5
0.98%	10/25/40	[3]	60,000	59,378
SLM Student Loan Trust, Series 2005-8, Class A4
0.98%	01/25/28	[3]	5,160,000	5,166,656
SLM Student Loan Trust, Series 2005-A, Class A3
0.44%	06/15/23	[3]	2,500,000	2,438,895
SLM Student Loan Trust, Series 2005-B, Class A3
0.51%	12/15/23	[3]	28,785,000	28,072,183
SLM Student Loan Trust, Series 2006-2, Class A6
0.40%	01/25/41	[3]	42,655,000	40,597,152
SLM Student Loan Trust, Series 2006-5, Class A5
0.34%	01/25/27	[3]	120,422,000	118,752,241
SLM Student Loan Trust, Series 2006-7, Class A5
0.33%	01/27/25	[3]	36,580,000	36,206,482
SLM Student Loan Trust, Series 2006-8, Class A6
0.39%	01/25/41	[3]	32,855,000	30,651,547
SLM Student Loan Trust, Series 2006-9, Class A5
0.33%	01/26/26	[3]	8,350,000	8,189,193
SLM Student Loan Trust, Series 2007-1, Class A5
0.32%	01/26/26	[3]	22,150,000	21,735,717
SLM Student Loan Trust, Series 2007-3, Class A4
0.29%	01/25/22	[3]	7,585,000	7,347,963
SLM Student Loan Trust, Series 2007-6, Class B
1.08%	04/27/43	[3]	7,092,109	6,552,705
SLM Student Loan Trust, Series 2008-2, Class B
1.43%	01/25/29	[3]	38,909,000	36,363,525
SLM Student Loan Trust, Series 2008-3, Class A3
1.23%	10/25/21	[3]	40,000	40,666

See accompanying notes to Schedule of Portfolio Investments.

44 / N-Q Report December 2014

Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2008-3, Class B
1.43%	04/25/29	[3]	$1,750,000	$1,637,211
SLM Student Loan Trust, Series 2008-4, Class A4
1.88%	07/25/22	[3]	4,287,000	4,510,387
SLM Student Loan Trust, Series 2008-4, Class B
2.08%	04/25/29	[3]	4,384,000	4,392,378
SLM Student Loan Trust, Series 2008-5, Class A4
1.93%	07/25/23	[3]	39,009,000	40,693,584
SLM Student Loan Trust, Series 2008-5, Class B
2.08%	07/25/29	[3]	32,444,000	33,181,013
SLM Student Loan Trust, Series 2008-6, Class B
2.08%	07/25/29	[3]	31,688,000	31,861,303
SLM Student Loan Trust, Series 2008-7, Class B
2.08%	07/25/29	[3]	17,346,000	17,474,577
SLM Student Loan Trust, Series 2008-8, Class A4
1.73%	04/25/23	[3]	6,480,000	6,758,267
SLM Student Loan Trust, Series 2008-8, Class B
2.48%	10/25/29	[3]	560,000	587,142
SLM Student Loan Trust, Series 2008-9, Class A
1.73%	04/25/23	[3]	22,089,575	22,709,475
SLM Student Loan Trust, Series 2008-9, Class B
2.48%	10/25/29	[3]	31,600,000	33,278,595
SLM Student Loan Trust, Series 2009-3, Class A
0.92%	01/25/45	[2,3]	57,439,982	57,612,762
SLM Student Loan Trust, Series 2010-1, Class A
0.57%	03/25/25	[3]	7,159,751	7,141,216
SLM Student Loan Trust, Series 2012-1, Class A2
0.62%	11/25/20	[3]	37,976,218	38,040,417
SLM Student Loan Trust, Series 2012-2, Class A
0.87%	01/25/29	[3]	31,427,221	31,553,770
SLM Student Loan Trust, Series 2012-3, Class A
0.82%	12/26/25	[3]	60,642,561	61,235,030
SLM Student Loan Trust, Series 2012-6, Class A2
0.45%	09/25/19	[3]	38,906,170	38,867,006
SLM Student Loan Trust, Series 2012-7, Class A2
0.45%	09/25/19	[3]	8,630,000	8,630,026

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2013-2, Class A
0.60%	09/25/26	[3]	$4,804,739	$4,795,113
SLM Student Loan Trust, Series 2013-3, Class A2
0.47%	05/26/20	[3]	14,200,000	14,183,627
SLM Student Loan Trust, Series 2013-6, Class A3
0.80%	06/26/28	[3]	31,570,000	31,529,644
SLM Student Loan Trust, Series 2014-2, Class A2
0.52%	10/25/21	[3]	29,660,000	29,563,259
SoFi Professional Loan Program LLC, Series 2014-A, Class A1
1.77%	06/25/25	[2,3]	13,285,741	13,431,987
South Carolina Student Loan Corp.
0.35%	12/01/22	[3]	29,000,000	28,275,290
0.36%	12/01/20	[3]	19,484	19,451
Spirit Master Funding LLC, Series 2014-1A, Class A1
5.05%	07/20/40	[2]	15,040,490	16,107,462
Spirit Master Funding LLC, Series 2014-2A, Class A
5.76%	03/20/42	[2]	8,118,912	9,062,735
Symphony CLO Ltd., Series 2012-9A, Class D (Cayman Islands)
4.48%	04/16/22	[2,3,4]	700,000	701,932
TAL Advantage LLC, Series 2006-1, Class NOTE
0.36%	04/20/21	[2,3]	14,898,001	14,789,618
Triton Container Finance LLC, Series 2007-1A, Class NOTE
0.31%	02/26/19	[2,3]	901,812	900,948
Vermont Student Assistance Corp., Student Loan Asset-Backed Notes, Series 2012-1, Class A
0.87%	07/28/34	[3]	9,204,932	9,179,550
Voya CLO Ltd., Series 2014-2A, Class D (Cayman Islands)
4.98%	07/17/26	[2,3,4]	700,000	615,127

Total Asset-Backed Securities
(Cost $4,080,721,571)				4,121,295,438

BANK LOANS — 0.19%*
Communications — 0.06%
Charter Communications Operating LLC, Term Loan G, 1st Lien
4.25%	09/12/21	[3]	17,650,000	17,785,199
Intelsat Jackson Holdings SA, Term Loan B2, 1st Lien (Luxembourg)
3.75%	06/30/19	[3,4]	15,151,012	14,965,411

				32,750,610

See accompanying notes to Schedule of Portfolio Investments.

N-Q Report December 2014 / 45

Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)
Electric — 0.03%
Astoria Energy LLC, Term Loan B, 1st Lien
5.00%	12/18/21[3]	$17,000,000	$16,787,500

Energy — 0.01%
Drillships Financing Holding, Term Loan B1, 1st Lien
6.00%	03/31/21[3]	3,111,744	2,456,349

Health Care — 0.05%
HCA, Inc., Term Loan B4
3.01%	05/01/18[3]	15,738,920	15,634,414
Valeant Pharmaceuticals International, Inc., Term Loan (Canada)
3.50%	08/05/20[3,4]	10,828,274	10,747,062

			26,381,476

Services — 0.04%
AABS Ltd. Loan, Series 2013-1, Class A (STEP) (Bermuda)
4.88%	01/15/383,4,†	17,934,245	18,516,453

Total Bank Loans (Cost $96,975,332)			96,892,388

CORPORATES — 15.40%*
Automotive — 0.11%
General Motors Co.
5.00%	04/01/35	34,825,000	36,377,847
5.20%	04/01/45	20,665,000	21,853,237

			58,231,084

Banking — 3.16%
Bank of America Corp.
1.50%	10/09/15	12,115,000	12,161,336
4.00%	04/01/24	4,800,000	5,003,669
5.62%	07/01/20	36,593,000	41,714,227
5.75%	12/01/17	37,170,000	41,096,750
6.50%	08/01/16	19,719,000	21,251,797
Bank of America Corp. (MTN)
1.70%	08/25/17	2,500,000	2,502,005
2.00%	01/11/18	50,000	49,998
5.00%	05/13/21	15,455,000	17,269,201
5.00%	01/21/44	10,000,000	11,240,927
Bank of America Corp., Series L (MTN)
5.65%	05/01/18	19,400,000	21,583,903
Bank of America N.A. (BKNT)
0.52%	06/15/16[3]	24,645,000	24,486,482
0.54%	06/15/17[3]	51,120,000	50,414,033
5.30%	03/15/17	86,725,000	93,205,526
6.00%	06/15/16	39,640,000	42,103,150
6.10%	06/15/17	83,241,000	91,823,426
Bank One Corp. (STEP)
8.53%	03/01/19	1,810,000	2,206,730

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Banking (continued)
Barclays Bank PLC (United Kingdom)
5.00%	09/22/16[4]	$110,000	$117,062
Capital One Financial Corp.
1.00%	11/06/15	23,055,000	23,096,638
2.40%	09/05/19	17,050,000	16,986,598
Commonwealth Bank of Australia (Australia)
1.95%	03/16/15[4]	16,600,000	16,651,283
Credit Suisse USA, Inc.
5.12%	08/15/15	15,000	15,400
Credit Suisse/New York (Switzerland)
6.00%	02/15/18[4]	18,692,000	20,807,654
Credit Suisse/New York (MTN) (Switzerland)
0.54%	03/11/16[3,4]	7,610,000	7,609,201
3.62%	09/09/24[4]	6,500,000	6,616,924
Credit Suisse/New York (Switzerland)
0.61%	01/28/16[3,4]	7,875,000	7,880,788
3.00%	10/29/21[4]	32,450,000	32,271,384
Credit Suisse/New York (YCD) (Switzerland)
0.47%	04/10/15[3,4]	56,150,000	56,212,133
0.55%	08/24/15[3,4]	105,983,000	106,016,385
First Chicago NBD Institutional Capital I
0.78%	02/01/27[3]	6,455,000	5,486,750
HBOS PLC (United Kingdom)
6.00%	11/01/33[2,4]	3,500,000	4,040,455
HBOS PLC, Series G (MTN) (United Kingdom)
6.75%	05/21/18[2,4]	75,714,000	84,502,995
HSBC Bank PLC (United Kingdom)
3.10%	05/24/16[2,4]	28,270,000	29,191,926
HSBC Holdings PLC (United Kingdom)
4.25%	03/14/24[4]	18,775,000	19,574,064
5.10%	04/05/21[4]	23,495,000	26,732,946
JPMorgan Chase & Co.
4.25%	10/15/20	9,525,000	10,261,930
4.35%	08/15/21	22,315,000	24,263,204
4.50%	01/24/22	320,000	350,144
4.62%	05/10/21	51,300,000	56,490,149
6.30%	04/23/19	170,000	197,782
JPMorgan Chase Bank N.A.
0.57%	06/13/16[3]	19,164,000	19,088,633
JPMorgan Chase Bank N.A. (BKNT)
5.88%	06/13/16	5,040,000	5,374,404
6.00%	07/05/17	1,678,000	1,849,955
6.00%	10/01/17	47,957,000	53,260,661
Lloyds Banking Group PLC (United Kingdom)
4.50%	11/04/24[4]	10,200,000	10,313,566
M&T Capital Trust III
9.25%	02/01/27	10,200,000	10,301,888

See accompanying notes to Schedule of Portfolio Investments.

46 / N-Q Report December 2014

Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Banking (continued)
Macquarie Bank Ltd. (Australia)
0.86%	10/27/17[2,3,4]	$91,445,000	$91,608,595
1.60%	10/27/17[2,4]	20,000,000	19,882,140
6.62%	04/07/21[2,4]	4,728,000	5,465,128
Morgan Stanley
3.70%	10/23/24	15,900,000	16,136,374
National Australia Bank/New York (MTN) (Australia)
2.75%	03/09/17[4]	56,825,000	58,541,892
National Capital Trust II
5.49%	12/29/49[2,3]	2,717,000	2,737,377
Royal Bank of Scotland NV (Netherlands)
4.65%	06/04/18[4]	20,000,000	20,814,987
Royal Bank of Scotland PLC (United Kingdom)
2.55%	09/18/15[4]	58,605,000	59,217,102
4.88%	03/16/15[4]	67,890,000	68,479,877
5.12%	05/28/24[4]	19,050,000	19,466,719
US Bank NA
3.78%	04/29/20[3]	24,504,000	24,706,286
Wachovia Corp.
0.57%	10/28/15[3]	13,165,000	13,165,724
Wells Fargo & Co.
1.50%	01/16/18	220,000	218,957
5.38%	11/02/43	8,975,000	10,323,853
Wells Fargo & Co. (MTN)
3.30%	09/09/24	46,810,000	47,118,733
4.10%	06/03/26	2,835,000	2,901,481
4.65%	11/04/44	33,675,000	34,831,399

			1,629,292,686

Communications — 0.76%
AT&T, Inc.
4.35%	06/15/45	8,810,000	8,362,100
Cablevision Systems Corp.
8.62%	09/15/17	913,000	1,017,995
CCO Holdings LLC/CCO Holdings Capital Corp.
7.00%	01/15/19	5,000,000	5,200,000
CCO Holdings LLC/CCO Holdings Capital Corp. (WI)
8.12%	04/30/20	19,425,000	20,566,219
CCOH Safari LLC
5.50%	12/01/22	14,030,000	14,275,525
5.75%	12/01/24	14,000,000	14,192,500
CSC Holdings LLC
6.75%	11/15/21	2,862,000	3,173,243
8.62%	02/15/19	3,000,000	3,498,750
Intelsat Jackson Holdings SA (Luxembourg)
5.50%	08/01/23[4]	1,000,000	997,650

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Communications (continued)
7.25%	10/15/20[4]	$30,705,000	$32,624,063
7.50%	04/01/21[4]	4,380,000	4,708,500
Sprint Nextel Corp.
7.00%	03/01/20[2]	3,815,000	4,120,200
9.00%	11/15/18[2]	67,645,000	77,277,648
Verizon Communications, Inc.
3.00%	11/01/21	54,960,000	54,286,355
4.40%	11/01/34	22,675,000	22,612,576
4.86%	08/21/46[2]	7,425,000	7,660,741
5.15%	09/15/23	18,525,000	20,550,281
6.55%	09/15/43	31,680,000	41,011,661
Verizon Communications, Inc., Series FRN
0.64%	06/09/17[3]	56,035,000	55,958,288
Windstream Corp. (WI)
8.12%	09/01/18	1,520,000	1,583,650

			393,677,945

Consumer Discretionary — 0.15%
Anheuser-Busch Inbev Finance, Inc.
3.70%	02/01/24	1,250,000	1,301,962
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC
6.88%	02/15/21	4,000,000	4,205,000
7.88%	08/15/19	18,000,000	19,012,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC (WI)
5.75%	10/15/20	50,980,000	52,445,675

			76,965,137

Electric — 1.32%
Alabama Power Capital Trust V
3.34%	10/01/42[3]	290,000	273,483
American Transmission Systems, Inc.
5.00%	09/01/44[2]	10,915,000	11,613,225
Berkshire Hathaway Energy Co.
3.50%	02/01/25[2]	21,895,000	22,080,735
4.50%	02/01/45[2]	35,360,000	37,153,954
Centerpoint Energy Houston Electric LLC
4.50%	04/01/44	3,475,000	3,881,749
Cleco Power LLC
6.65%	06/15/18	17,887,000	20,491,150
Coso Geothermal Power Holdings
7.00%	07/15/26[2]	6,873,188	4,158,278
DPL, Inc.
6.50%	10/15/16	2,462,000	2,578,945
7.25%	10/15/21	18,881,000	19,353,025
Duke Energy Indiana, Inc., Series WWW
4.90%	07/15/43	7,000,000	8,278,529
Duke Energy Progress, Inc.
4.15%	12/01/44	10,900,000	11,625,768

See accompanying notes to Schedule of Portfolio Investments.

N-Q Report December 2014 / 47

Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Electric (continued)
Duquesne Light Holdings, Inc.
6.25%	08/15/35	$42,000	$52,312
6.40%	09/15/20[2]	15,900,000	18,598,200
Dynegy Escrow Holdings
0.00%	01/01/506,7,†	54,205,000	–
El Paso Electric Co.
5.00%	12/01/44	10,675,000	11,149,877
Entergy Gulf States Louisiana LLC (WI)
6.00%	05/01/18	17,500,000	19,721,713
Entergy Texas, Inc.
7.12%	02/01/19	35,000	41,319
FirstEnergy Corp., Series C
7.38%	11/15/31	4,070,000	4,938,888
FirstEnergy Transmission LLC
4.35%	01/15/25[2]	25,530,000	26,047,988
5.45%	07/15/44[2]	60,875,000	66,280,700
Florida Gas Transmission Co. LLC
7.90%	05/15/19[2]	19,050,000	22,927,009
Florida Power & Light Co.
3.80%	12/15/42	5,300,000	5,367,390
FPL Energy National Wind Portfolio LLC
6.12%	03/25/19[2]	24,909	25,034
FPL Energy Wind Funding LLC
6.88%	06/27/17[2]	315,137	317,500
GenOn Americas Generation LLC
8.50%	10/01/21	10,932,000	9,510,840
9.12%	05/01/31	4,184,000	3,598,240
Homer City Generation LP (PIK)
8.14%	10/01/19[8]	16,980,962	17,702,652
8.73%	10/01/26[9]	44,288,687	45,838,791
Ipalco Enterprises, Inc.
7.25%	04/01/16[2]	24,550,000	26,028,142
Ipalco Enterprises, Inc. (WI)
5.00%	05/01/18	7,500,000	7,953,197
Jersey Central Power & Light Co.
4.70%	04/01/24[2]	4,288,000	4,586,411
6.40%	05/15/36	8,900,000	10,610,351
Kansas City Power & Light Co.
6.38%	03/01/18	4,320,000	4,874,325
Metropolitan Edison Co.
3.50%	03/15/23[2]	11,725,000	11,739,624
4.00%	04/15/25[2]	9,850,000	10,161,128
MidAmerican Energy Co.
4.40%	10/15/44	3,375,000	3,717,169
4.80%	09/15/43	11,300,000	13,140,475
Mirant Mid Atlantic Pass-Through Trust, Series B
9.12%	06/30/17	14,370,200	15,232,412

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Electric (continued)
Mirant Mid Atlantic Pass-Through Trust, Series C
10.06%	12/30/28	$8,836,850	$9,499,614
Nevada Power Co.
5.45%	05/15/41	600,000	760,248
Niagara Mohawk Power Corp.
3.51%	10/01/24[2]	6,000,000	6,179,276
Oncor Electric Delivery Co. LLC
4.10%	06/01/22	16,683,000	17,951,496
5.25%	09/30/40	9,938,000	12,246,903
5.30%	06/01/42	24,358,000	30,349,654
Pennsylvania Electric Co.
4.15%	04/15/25[2]	3,390,000	3,463,009
PNM Resources, Inc.
9.25%	05/15/15	15,387,000	15,854,765
Public Service Co. of New Hampshire
6.00%	05/01/18	5,000,000	5,629,110
Public Service Co. of New Mexico
5.35%	10/01/21	5,320,000	5,845,560
7.95%	05/15/18	41,187,000	48,644,875
Public Service Electric & Gas Co. (MTN)
3.65%	09/01/42	7,215,000	7,090,541
PVNGS II Funding Corp., Inc.
8.00%	12/30/15	201,000	203,032
Southern California Gas Co.
3.75%	09/15/42	7,650,000	7,757,662
Southwestern Electric Power Co.
6.20%	03/15/40	5,060,000	6,585,307
Tucson Electric Power
3.85%	03/15/23	85,000	86,803

			679,798,383

Energy — 1.72%
Access Midstream Partners LP/ACMP Finance Corp.
4.88%	05/15/23	2,175,000	2,210,344
Anadarko Petroleum Corp.
4.50%	07/15/44	27,421,000	26,914,808
Apache Corp.
4.25%	01/15/44	10,000,000	8,734,952
Arch Coal, Inc.
7.00%	06/15/19	14,345,000	4,375,225
Boardwalk Pipelines LLC
5.20%	06/01/18	1,969,000	2,061,023
Boardwalk Pipelines LP
4.95%	12/15/24	56,500,000	56,281,025
5.75%	09/15/19	7,000,000	7,542,464
BP Capital Markets PLC (United Kingdom)
3.54%	11/04/24[4]	23,633,000	23,239,009

See accompanying notes to Schedule of Portfolio Investments.

48 / N-Q Report December 2014

Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Energy (continued)
BP Capital Markets PLC, Series 5YR (United Kingdom)
2.52%	01/15/20[4]	$16,512,000	$16,517,008
Canadian Natural Resources Ltd. (Canada)
3.90%	02/01/25[4]	10,630,000	10,500,314
Chesapeake Energy Corp.
6.62%	08/15/20	30,825,000	32,905,687
6.88%	11/15/20	5,000,000	5,400,000
Continental Resources, Inc. (WI)
4.90%	06/01/44	16,805,000	14,631,078
Crestwood Midstream Partners LP/ Crestwood Midstream Finance Corp.
6.12%	03/01/22	6,225,000	5,929,313
Devon Energy Corp.
4.75%	05/15/42	11,800,000	11,910,393
El Paso LLC, Series G (MTN)
7.80%	08/01/31	3,000,000	3,662,010
El Paso Pipeline Partners
4.10%	11/15/15	46,175,000	47,255,403
5.00%	10/01/21	2,000,000	2,106,372
Energy Transfer Partners LP
3.25%	11/01/66[3]	75,433,000	68,266,865
3.60%	02/01/23	38,070,000	36,902,850
5.20%	02/01/22	5,543,000	5,937,080
5.95%	10/01/43	45,570,000	50,074,139
Markwest Energy Partners LP/Markwest Energy Finance Corp.
4.88%	12/01/24	9,105,000	8,900,137
Newfield Exploration Co.
5.62%	07/01/24	49,469,000	49,097,983
Noble Energy, Inc.
5.05%	11/15/44	24,650,000	24,465,241
Panhandle Eastern Pipeline Co. LP
8.12%	06/01/19	2,392,000	2,865,664
QEP Resources, Inc.
6.88%	03/01/21	10,500,000	10,815,000
Rockies Express Pipeline LLC
5.62%	04/15/20[2]	20,000,000	19,700,000
6.00%	01/15/19[2]	38,849,000	39,043,245
6.85%	07/15/18[2]	30,676,000	31,596,280
Ruby Pipeline LLC
6.00%	04/01/22[2]	51,505,000	57,613,410
Sabine Pass Liquefaction LLC
5.62%	04/15/23	24,500,000	24,255,000
5.75%	05/15/24	24,640,000	24,301,200
Sabine Pass LNG LP
7.50%	11/30/16	63,238,000	66,241,805
7.50%	11/30/16[2]	19,273,000	20,188,467

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Shell International Finance BV (Netherlands)
4.55%	08/12/43[4]	$4,075,000	$4,461,758
Tennessee Gas Pipeline Co. LLC
7.62%	04/01/37	40,000	50,280
8.00%	02/01/16	25,955,000	27,670,392
8.38%	06/15/32	5,224,000	6,812,542
Texas Eastern Transmission LP
2.80%	10/15/22[2]	19,263,000	18,378,327
Trans-Canada Pipelines Ltd. (Canada)
6.35%	05/15/67[3,4]	85,000	82,663
Weatherford International Ltd. (Switzerland)
4.50%	04/15/22[4]	220,000	196,100
Williams Cos., Inc.
7.88%	09/01/21	5,881,000	6,802,553

			886,895,409

Finance — 4.10%
Alta Wind Holdings LLC
7.00%	06/30/35[2]	13,813,483	16,002,968
Bear Stearns Cos. LLC
4.65%	07/02/18	4,330,000	4,673,128
7.25%	02/01/18	10,995,000	12,681,160
Capital One Bank USA NA (BKNT)
2.15%	11/21/18	11,852,000	11,846,790
2.25%	02/13/19	30,712,000	30,479,738
Chase Capital II, Series B
0.73%	02/01/27[3]	23,335,000	19,951,425
Chase Capital III, Series C
0.78%	03/01/27[3]	10,900,000	9,374,000
Chase Capital VI
0.86%	08/01/28[3]	17,175,000	14,255,250
CIT Group, Inc.
4.25%	08/15/17	10,708,000	10,975,700
6.62%	04/01/18[2]	6,385,000	6,951,669
Citigroup Capital III
7.62%	12/01/36	7,438,000	9,555,517
Citigroup, Inc.
0.72%	08/14/17[3]	5,355,000	5,322,543
0.78%	03/10/17[3]	4,345,000	4,336,769
0.78%	08/25/36[3]	61,134,000	49,278,161
0.93%	11/24/17[3]	46,230,000	46,274,381
1.19%	07/25/16[3]	36,535,000	36,813,802
1.30%	11/15/16	5,625,000	5,617,582
1.75%	05/01/18	17,650,000	17,516,494
2.50%	09/26/18	8,500,000	8,604,345
4.50%	01/14/22	265,000	291,203
4.59%	12/15/15	8,083,000	8,354,249
5.30%	01/07/16	23,609,000	24,617,520
5.38%	08/09/20	8,425,000	9,587,187

See accompanying notes to Schedule of Portfolio Investments.

N-Q Report December 2014 / 49

Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Finance (continued)
5.50%	09/13/25	$10,000,000	$11,087,730
5.85%	08/02/16	155,000	166,047
6.00%	08/15/17	28,913,000	32,007,963
6.12%	11/21/17	10,055,000	11,219,640
Countrywide Capital III, Series B
8.05%	06/15/27	3,000,000	3,812,931
Discover Bank/Greenwood DE (BKNT)
3.20%	08/09/21	6,970,000	7,009,188
8.70%	11/18/19	3,676,000	4,535,700
Discover Financial Services
3.85%	11/21/22	10,899,000	11,107,411
5.20%	04/27/22	4,515,000	4,994,037
Ford Motor Credit Co. LLC
1.70%	05/09/16	27,550,000	27,671,419
2.75%	05/15/15	50,340,000	50,681,406
3.88%	01/15/15	26,042,000	26,061,870
7.00%	04/15/15	69,683,000	70,848,424
8.00%	12/15/16	74,489,000	83,315,757
Ford Motor Credit Co. LLC, Series FRN
1.48%	05/09/16[3]	10,525,000	10,619,143
General Electric Capital Corp.
4.62%	01/07/21	20,325,000	22,684,001
5.62%	05/01/18	295,000	331,958
General Electric Capital Corp. (MTN)
0.61%	05/05/26[3]	57,410,000	54,245,538
0.71%	08/15/36[3]	13,220,000	11,618,493
4.38%	09/16/20	30,715,000	33,676,904
5.00%	01/08/16	250,000	260,534
5.38%	10/20/16	3,803,000	4,102,017
General Electric Capital Corp., Series A (MTN)
6.75%	03/15/32	13,915,000	19,059,779
General Electric Capital Corp., Series G (MTN)
3.10%	01/09/23	92,895,000	94,155,306
6.15%	08/07/37	14,393,000	18,836,709
6.88%	01/10/39	36,640,000	52,122,232
General Motors Financial Co., Inc.
4.38%	09/25/21	10,000,000	10,450,000
General Motors Financial Co., Inc., Series 3YR
3.00%	09/25/17	52,050,000	52,895,813
Goldman Sachs Group, Inc.
0.70%	03/22/16[3]	1,325,000	1,322,444
2.38%	01/22/18	38,810,000	39,226,659
2.55%	10/23/19	21,000,000	20,910,660
3.62%	02/07/16	11,605,000	11,916,357
5.25%	07/27/21	27,518,000	31,006,310
5.75%	10/01/16	3,600,000	3,867,462

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Finance (continued)
5.95%	01/18/18	$59,215,000	$65,832,099
6.00%	06/15/20	9,510,000	10,984,280
6.15%	04/01/18	31,176,000	35,008,123
6.75%	10/01/37	11,850,000	14,928,511
7.50%	02/15/19	21,655,000	25,781,057
Goldman Sachs Group, Inc. (MTN)
1.04%	12/15/17[3]	19,550,000	19,535,259
1.84%	11/29/23[3]	56,685,000	58,477,519
3.85%	07/08/24	6,450,000	6,626,561
Goldman Sachs Group, Inc., Series G (MTN)
5.38%	03/15/20	60,000	67,288
International Lease Finance Corp.
6.75%	09/01/16[2]	41,450,000	44,299,687
JPMorgan Chase & Co.
2.20%	10/22/19	66,900,000	66,372,690
3.62%	05/13/24	4,750,000	4,867,885
JPMorgan Chase & Co., Series G (MTN)
1.10%	10/15/15	39,025,000	39,102,699
JPMorgan Chase Capital XIII, Series M
1.21%	09/30/34[3]	4,238,000	3,517,540
JPMorgan Chase Capital XXI, Series U
1.18%	02/02/37[3]	58,900,000	50,359,500
JPMorgan Chase Capital XXIII
1.23%	05/15/47[3]	72,309,000	58,931,835
Merrill Lynch & Co., Inc. (MTN)
8.68%	05/02/17[3]	5,800,000	6,141,040
8.95%	05/18/17[3]	5,990,000	6,372,162
9.57%	06/06/17[3]	12,113,000	13,037,222
Morgan Stanley
0.71%	10/15/15[3]	5,730,000	5,740,486
1.01%	01/05/18[3]	81,335,000	81,415,684
3.80%	04/29/16	9,140,000	9,438,789
5.50%	07/24/20	32,400,000	36,598,748
7.30%	05/13/19	205,000	243,392
Morgan Stanley (MTN)
0.68%	10/18/16[3]	20,365,000	20,319,465
5.62%	09/23/19	9,750,000	11,013,364
5.75%	10/18/16	8,550,000	9,192,394
5.95%	12/28/17	30,835,000	34,285,961
6.25%	08/28/17	12,950,000	14,394,558
6.62%	04/01/18	57,670,000	65,736,707
Morgan Stanley, Series G (MTN)
5.45%	01/09/17	100,000	107,376
Pipeline Funding Co. LLC
7.50%	01/15/30[2]	18,725,000	23,716,431
Raymond James Financial, Inc.
8.60%	08/15/19	8,453,000	10,515,625
Reckson Operating Partnership LP
5.00%	08/15/18	30,700,000	32,991,503

See accompanying notes to Schedule of Portfolio Investments.

50 / N-Q Report December 2014

Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Woodbourne Capital Trust I
2.66%	04/29/49	[2,3,6]	$900,000	$504,000
Woodbourne Capital Trust II
2.66%	04/08/49	[2,3,6]	925,000	518,000
Woodbourne Capital Trust III
2.66%	04/08/49	[2,3,6]	1,525,000	854,000
ZFS Finance USA Trust II
6.45%	12/15/65	[2,3]	23,561,000	24,797,953

				2,113,816,816

Health Care — 0.68%
Becton Dickinson and Co.
4.68%	12/15/44		9,618,000	10,389,144
Catholic Health Initiatives
2.95%	11/01/22		14,805,000	14,561,604
CHS/Community Health Systems, Inc.
5.12%	08/15/18		7,475,000	7,755,313
5.12%	08/01/21		7,910,000	8,246,175
7.12%	07/15/20		2,850,000	3,045,937
8.00%	11/15/19		13,050,000	13,996,125
DaVita, Inc.
5.12%	07/15/24		8,030,000	8,250,825
5.75%	08/15/22		16,375,000	17,418,906
Dignity Health
2.64%	11/01/19		10,000,000	10,102,694
Fresenius Medical Care U.S. Finance II, Inc.
4.12%	10/15/20	[2]	7,865,000	7,923,987
Fresenius Medical Care U.S. Finance, Inc.
6.50%	09/15/18	[2]	6,024,000	6,686,640
HCA, Inc.
4.25%	10/15/19		9,790,000	9,949,087
5.00%	03/15/24		12,935,000	13,323,050
5.25%	04/15/25		34,600,000	36,200,250
5.88%	03/15/22		4,921,000	5,400,797
6.50%	02/15/20		6,100,000	6,857,925
Medtronic, Inc.
1.04%	03/15/20	[2,3]	5,650,000	5,686,053
2.50%	03/15/20	[2]	33,075,000	33,220,664
4.62%	03/15/45	[2]	5,000,000	5,429,656
North Shore Long Island
Jewish Health Care, Inc.
4.80%	11/01/42		40,000	41,784
6.15%	11/01/43		27,975,000	37,625,913
NYU Hospitals Center
5.75%	07/01/43		6,040,000	7,390,007
Providence Health & Services Obligated Group
0.88%	10/01/15	[3]	2,350,000	2,354,612

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
Roche Holdings, Inc.
3.35%	09/30/24	[2]	$6,735,000	$6,936,030
Tenet Healthcare Corp.
4.50%	04/01/21		4,240,000	4,271,800
Valeant Pharmaceuticals International, Inc.
(Canada)
5.62%	12/01/21	[2,4]	14,570,000	14,824,975
6.75%	08/15/21	[2,4]	20,000,000	20,975,000
7.00%	10/01/20	[2,4]	23,705,000	25,068,037
7.25%	07/15/22	[2,4]	4,390,000	4,697,300
VPI Escrow Corp.
6.38%	10/15/20	[2]	2,000,000	2,097,500

				350,727,790

Industrials — 0.12%
General Electric Co.
5.25%	12/06/17		17,228,000	19,119,066
Heathrow Funding Ltd. (United Kingdom)
2.50%	06/25/15	[2,4]	7,630,000	7,474,433
Sydney Airport Finance Co. Pty Ltd.
(Australia)
3.90%	03/22/23	[2,4]	10,000,000	10,305,380
5.12%	02/22/21	[2,4]	23,825,000	26,725,527

				63,624,406

Insurance — 0.71%
Berkshire Hathaway Finance Corp.
4.40%	05/15/42		8,570,000	9,205,567
Berkshire Hathaway, Inc.
4.50%	02/11/43		37,120,000	40,775,957
Farmers Exchange Capital
7.05%	07/15/28	[2]	10,634,000	13,261,502
7.20%	07/15/48	[2]	18,265,000	24,491,056
Farmers Exchange Capital II
6.15%	11/01/53	[2,3]	69,690,000	75,874,258
Farmers Exchange Capital III
5.45%	10/15/54	[2,3]	54,620,000	56,841,805
MetLife, Inc.
5.00%	06/15/15		250,000	254,832
Metropolitan Life Global Funding I
1.50%	01/10/18	[2]	39,800,000	39,700,349
1.88%	06/22/18	[2]	23,650,000	23,673,819
3.88%	04/11/22	[2]	18,675,000	19,772,773
Nationwide Mutual Insurance Co.
2.53%	12/15/24	[2,3]	18,824,000	18,847,270
Pricoa Global Funding I
1.60%	05/29/18	[2]	24,825,000	24,597,507

See accompanying notes to Schedule of Portfolio Investments.

N-Q Report December 2014 / 51

Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Insurance (continued)
Teachers Insurance & Annuity Association of America
4.38%	09/15/54	[2,3]	$19,650,000	$20,055,802

				367,352,497

Materials — 0.05%
ArcelorMittal (Luxembourg)
5.75%	08/05/20	[4]	140,000	145,775
Barrick Gold Corp. (WI) (Canada)
4.10%	05/01/23	[4]	1,215,000	1,188,422
Barrick North America Finance LLC
4.40%	05/30/21		5,000,000	5,057,952
5.75%	05/01/43		18,130,000	18,277,578

				24,669,727

Real Estate Investment Trust (REIT) — 1.78%
Alexandria Real Estate Equities, Inc.
3.90%	06/15/23		25,677,000	26,055,992
4.60%	04/01/22		17,951,000	19,145,925
ARC Properties Operating Partnership LP/ Clark Acquisition LLC
2.00%	02/06/17		122,995,000	117,853,809
3.00%	02/06/19		19,140,000	17,791,991
AvalonBay Communities, Inc., (MTN)
3.95%	01/15/21		7,245,000	7,683,779
Boston Properties LP
3.80%	02/01/24		2,005,000	2,059,320
Camden Property Trust
4.62%	06/15/21		600,000	658,163
CBL & Associates LP
4.60%	10/15/24		8,261,000	8,411,030
ERP Operating LP
5.12%	03/15/16		70,000	73,396
5.75%	06/15/17		100,000	110,144
Essex Portfolio LP
5.50%	03/15/17		100,000	108,351
First Industrial LP (MTN)
7.50%	12/01/17		80,000	91,227
HCP, Inc.
2.62%	02/01/20		60,170,000	59,648,406
3.15%	08/01/22		2,850,000	2,808,592
3.75%	02/01/19		7,907,000	8,293,501
3.88%	08/15/24		8,790,000	8,956,806
4.25%	11/15/23		18,857,000	19,839,147
5.38%	02/01/21		40,612,000	45,522,849
5.62%	05/01/17		1,508,000	1,641,087
6.00%	01/30/17		16,320,000	17,816,022
7.07%	06/08/15		9,687,000	9,950,274
HCP, Inc. (MTN)
6.30%	09/15/16		27,844,000	30,149,957

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
Health Care REIT, Inc.
3.75%	03/15/23		$5,820,000	$5,880,254
4.12%	04/01/19		17,505,000	18,663,302
4.70%	09/15/17		28,088,000	30,198,308
4.95%	01/15/21		39,732,000	43,608,394
5.25%	01/15/22		28,770,000	31,883,607
6.12%	04/15/20		7,275,000	8,372,405
6.50%	03/15/41		13,430,000	17,766,722
Healthcare Realty Trust, Inc.
5.75%	01/15/21		26,335,000	29,530,185
6.50%	01/17/17		380,000	415,165
Highwoods Realty LP
7.50%	04/15/18		6,810,000	7,872,871
Nationwide Health Properties, Inc.
6.00%	05/20/15		24,084,000	24,556,070
Post Apartment Homes LP
4.75%	10/15/17		21,885,000	23,546,706
Scentre Group Trust 1/Scentre Group Trust 2
(Australia)
2.38%	11/05/19	[2,4]	25,950,000	25,803,637
Simon Property Group LP
6.12%	05/30/18		1,290,000	1,469,283
SL Green Realty Corp.
4.50%	12/01/22		6,570,000	6,698,397
SL Green Realty Corp./SL Green Operating Partnership
7.75%	03/15/20		38,473,000	45,829,867
UDR, Inc. (MTN)
5.25%	01/15/15		200,000	200,248
Ventas Realty LP/Ventas Capital Corp.
2.00%	02/15/18		60,000	60,097
2.70%	04/01/20		26,673,000	26,426,141
3.12%	11/30/15		22,277,000	22,716,530
4.75%	06/01/21		29,956,000	32,584,549
WEA Finance LLC/Westfield UK & Europe Finance PLC
1.75%	09/15/17	[2]	30,335,000	30,233,437
2.70%	09/17/19	[2]	77,635,000	77,701,739

				916,687,682

Retail — 0.13%
Walgreens Boots Alliance, Inc.
0.68%	05/18/16	[3]	50,070,000	50,085,522
Wal-Mart Stores, Inc.
4.00%	04/11/43		4,600,000	4,792,634
4.30%	04/22/44		9,228,000	10,115,715

				64,993,871

See accompanying notes to Schedule of Portfolio Investments.

52 / N-Q Report December 2014

Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Services — 0.06%
Catholic Health Initiatives
4.35%	11/01/42		$32,825,000	$32,717,301

Transportation — 0.55%
America West Airlines Pass-Through Trust,
Series 2001-1, Class 11G
7.10%	04/02/21		1,674,933	1,861,269
American Airlines Pass-Through Trust,
Series 2011-1, Class A
5.25%	01/31/21		3,777,702	4,070,474
American Airlines Pass-Through Trust,
Series 2013-1, Class A
4.00%	07/15/25		22,579,621	23,101,775
American Airlines Pass-Through Trust, Series 2013-2, Class A
4.95%	01/15/23		81,417,260	87,523,554
Autopistas Metropolitanas de Puerto
Rico LLC
6.75%	06/30/35	[2]	2,415,000	2,022,563
Continental Airlines Pass-Through Trust, Series 1997, Class 4A
6.90%	01/02/18		1,954,216	2,054,369
Continental Airlines Pass-Through Trust,
Series 1999, Class C2
7.26%	03/15/20		2,556,653	2,825,102
Continental Airlines Pass-Through Trust, Series 1999-1, Class A
6.54%	08/02/20		1,890,903	2,092,993
Continental Airlines Pass-Through Trust, Series 1999-2 AMBC, Class C2
6.24%	03/15/20		93,022	100,754
Continental Airlines Pass-Through Trust, Series 2000-2 A1
7.71%	10/02/22		1,759,907	1,966,697
Continental Airlines Pass-Through Trust, Series 2007, Class 1A
5.98%	04/19/22		6,472,682	7,079,820
Continental Airlines Pass-Through Trust, Series 2007, Class 1B
6.90%	04/19/22		2,255,534	2,385,228
Continental Airlines Pass-Through Trust, Series 2009, Class A2
7.25%	11/10/19		6,332,777	7,302,483
Delta Air Lines Pass-Through Trust, Series 2002, Class G1
6.72%	01/02/23		42,398,572	48,864,355
JetBlue Airways Pass-Through Trust, Series 2004, Class G2
0.68%	11/15/16	[3]	13,575,000	13,255,987
Northwest Airlines Pass- Through Trust, Series 2001-1, Class A-1
7.04%	04/01/22		3,717,815	4,312,665

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
UAL Pass-Through Trust, Series 2009-1
10.40%	11/01/16		$28,713	$31,979
UAL Pass-Through Trust, Series 2009-2A
9.75%	01/15/17		15,525,244	17,145,769
US Airways Pass-Through Trust, Series 2010-1, Class A
6.25%	04/22/23		25,284,160	28,571,101
US Airways Pass-Through Trust, Series 2011-1, Class A
7.12%	10/22/23		4,768,349	5,561,087
US Airways Pass-Through Trust, Series 2012-1, Class A
5.90%	10/01/24		20,512,879	23,012,886

				285,142,910

Total Corporates
(Cost $7,705,400,648)				7,944,593,644

MORTGAGE-BACKED — 38.55%**
Commercial Mortgage-Backed — 3.24%
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-4, Class A4
5.19%	07/10/45	[3]	238,748	238,659
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-6, Class A4
5.15%	09/10/47	[3]	59,413,372	60,655,414
Bayview Commercial Asset Trust, Series 2004-2, Class A
0.60%	08/25/34	[2,3]	652,743	626,147
Bayview Commercial Asset Trust, Series 2005-3A, Class A1
0.49%	11/25/35	[2,3]	25,444	23,267
Bayview Commercial Asset Trust, Series 2006-3A, Class A1
0.42%	10/25/36	[2,3]	4,527,400	3,945,407
Bayview Financial Mortgage Pass-Through Trust, Series 2005-D, Class AF3
5.50%	12/28/35	[3]	392,590	401,587
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-T20, Class A4A
5.13%	10/12/42	[3]	38,471,139	39,273,793
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T22, Class A4
5.58%	04/12/38	[3]	20,233,525	20,993,020
CD Commercial Mortgage Trust, Series 2007-CD4, Class A3
5.29%	12/11/49		6,462,994	6,513,890
CFCRE Commercial Mortgage Trust, Series 2011-C2, Class A2
3.06%	12/15/47		54,242,000	55,856,513

See accompanying notes to Schedule of Portfolio Investments.

N-Q Report December 2014 / 53

Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Commercial Mortgage Pass-Through
Certificates, Series 2010-C1, Class A1
3.16%	07/10/46	[2]	$10,710,674	$10,825,257
Commercial Mortgage Pass-Through
Certificates, Series 2012-CR3, Class A2
1.76%	10/15/45		51,600,000	51,839,442
Credit Suisse First Boston Commercial Mortgage Trust, Series 2007-C1, Class A1A
5.36%	02/15/40		41,010,111	43,346,108
Credit Suisse First Boston Commercial Mortgage Trust, Series 2007-C2, Class A1A
5.53%	01/15/49	[3]	133,147,874	140,481,792
Credit Suisse First Boston Commercial Mortgage Trust, Series 2007-C5, Class A1A
5.57%	09/15/40	[3]	44,584,425	48,282,518
Credit Suisse Mortgage Trust, Series 2006-C4, Class A1A
5.46%	09/15/39		70,995,112	74,895,867
Credit Suisse Mortgage Trust, Series 2007-C3, Class A1A1
5.70%	06/15/39	[3]	116,349	125,764
DBRR Trust, Series 2011-LC2, Class A4C
4.54%	07/12/44	[2,3]	1,227,782	1,330,144
DBUBS Mortgage Trust, Series 2011-LC3A, Class A2
3.64%	08/10/44		101,690,000	105,028,940
GE Business Loan Trust, Series 2003-2A, Class A
0.53%	11/15/31	[2,3]	16,035	15,429
GE Capital Commercial Mortgage Corp., Series 2005-C4, Class A4
5.31%	11/10/45	[3]	27,513,000	27,957,679
GMAC Commercial Mortgage Securities, Inc., Series 1998-C2, Class X (IO)
1.09%	05/15/35	[3,6]	8,336,741	212,654
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A
4.75%	07/10/39		1,354,799	1,356,420
GS Mortgage Securities Corp. II, Series 2011-GC5, Class A4
3.71%	08/10/44	[3]	107,315,000	114,358,191
GS Mortgage Securities Trust, Series 2010-C2, Class A1
3.85%	12/10/43	[2]	44,786,281	46,232,878
GS Mortgage Securities Trust, Series 2011-GC3, Class A2
3.64%	03/10/44	[2]	16,280,923	16,686,337
GS Mortgage Securities Trust, Series 2011-GC5, Class A2
3.00%	08/10/44		26,076,000	26,770,739
GS Mortgage Securities Trust, Series 2014-3R, Class 2A
0.34%	09/26/36	[3]	26,551,256	25,670,606

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-CB11, Class A4
5.34%	08/12/37	[3]	$6,517,192	$6,539,856
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-CB12, Class A4
4.90%	09/12/37		2,920,000	2,951,225
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class A4
5.24%	12/15/44	[3]	12,374,089	12,583,511
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP9, Class A3S
5.24%	05/15/47	[2]	2,089,378	2,086,145
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2010-C1, Class A1
3.85%	06/15/43	[2]	20,905,412	21,013,650
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2010-C2, Class A1
2.75%	11/15/43	[2]	37,836,202	38,287,554
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2005-CB13, Class A4
5.24%	01/12/43	[3]	53,000,000	54,194,991
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A1A
5.26%	05/15/47		34,330,001	35,953,467
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C4, Class A2
3.34%	07/15/46	[2]	12,595,421	12,932,914
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C4, Class A3
4.11%	07/15/46	[2]	17,375,000	18,582,893
JPMorgan Chase Commercial Mortgage Securities, Series 2011-C3, Class A3
4.39%	02/15/46	[2]	10,005,000	10,776,746
LB Commercial Mortgage Trust, Series 2007-C3, Class A1A
5.86%	07/15/44	[3]	27,509,661	30,117,818
LB-UBS Commercial Mortgage Trust, Series 2005-C2, Class A5
5.15%	04/15/30	[3]	20,072,688	20,105,326
LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class A1A
5.39%	02/15/40		99,706,377	106,689,618

See accompanying notes to Schedule of Portfolio Investments.

54 / N-Q Report December 2014

Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2007-1A, Class 2A3
5.62%	03/25/37	[2,3]	$10,179,724	$10,179,746
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class ASB
5.13%	12/12/49	[3]	7,375,131	7,522,552
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A1A
5.17%	12/12/49		49,692,802	52,609,770
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A2
1.87%	11/15/45		38,000,000	38,225,051
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A3
2.51%	11/15/45		30,429,000	30,618,795
Morgan Stanley Capital I Trust, Series 2001-C3, Class A2
3.22%	08/15/49		15,231,743	15,720,408
Morgan Stanley Capital I Trust,
Series 2006-IQ12, Class A4
5.33%	12/15/43		79,617	84,136
Morgan Stanley Capital I Trust, Series 2007-HQ12, Class A3
5.59%	04/12/49	[3]	37,055,000	37,535,122
RBSCF Trust, Series 2010-MB1, Class A2
3.69%	04/15/24	[2]	1,153,388	1,156,237
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2
4.39%	11/15/43	[2]	900,000	982,610
WF-RBS Commercial Mortgage Trust, Series 2010-C8, Class A3
3.00%	08/15/45		52,205,000	53,019,059
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2
3.79%	02/15/44	[2]	34,000,000	34,666,706
WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A2
3.24%	03/15/44	[2]	36,434,000	37,367,585
WF-RBS Commercial Mortgage Trust, Series 2011-C4, Class A3
4.39%	06/15/44	[2]	2,550,000	2,753,611
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class A4
3.67%	11/15/44		17,612,000	18,690,251
WF-RBS Commercial Mortgage Trust, Series 2012-C7, Class A2
3.43%	06/15/45		33,148,000	34,603,114

				1,672,494,929

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed — 10.75%
Aames Mortgage Trust, Series 2002-1, Class A3 (STEP)
6.49%	06/25/32		$69,156	$67,366
Accredited Mortgage Loan Trust, Series 2005-2, Class A2C
0.52%	07/25/35	[3]	5,388,740	5,402,924
Accredited Mortgage Loan Trust, Series 2007-1, Class A4
0.39%	02/25/37	[3]	46,125,000	37,628,019
ACE Securities Corp., Series 2006-ASP1, Class A1
0.41%	12/25/35	[3]	9,578,395	9,467,468
ACE Securities Corp., Series 2006-HE3, Class A2C
0.32%	06/25/36	[3]	4,848,101	3,301,338
Adjustable Rate Mortgage Trust, Series 2005-10, Class 6A1
0.71%	01/25/36	[3]	567,443	493,252
Adjustable Rate Mortgage Trust, Series 2005-5, Class 6A21
0.40%	09/25/35	[3]	4,626,569	4,475,454
Adjustable Rate Mortgage Trust, Series 2006-3, Class 4A32
0.37%	08/25/36	[3]	46,885,787	43,321,670
Aegis Asset-Backed Securities Trust,
Series 2005-5, Class 1A3
0.44%	12/25/35	[3]	6,149,673	6,125,228
American Home Mortgage Assets,
Series 2007-4, Class A2
0.36%	08/25/37	[3]	3,330,570	3,291,016
American Home Mortgage Investment Trust, Series 2004-3, Class 2A
1.83%	10/25/34	[3]	10,553,391	10,192,460
American Home Mortgage Investment Trust, Series 2006-1, Class 12A1
0.37%	03/25/46	[3]	2,673,263	2,262,482
American Home Mortgage Investment Trust, Series 2007-1, Class GA1C
0.36%	05/25/47	[3]	89,728,573	65,142,226
Ameriquest Mortgage Securities, Inc.,
Series 2005-R6, Class A2
0.37%	08/25/35	[3]	1,551	1,553
Amresco Residential Securities Mortgage Loan Trust, Series 1998-1, Class A5 (STEP)
7.57%	10/25/27		102,820	109,203
Argent Securities, Inc., Series 2004-W6, Class AV2
1.07%	05/25/34	[3]	18,496,542	17,749,846
Argent Securities, Inc., Series 2005-W2, Class A2B1
0.37%	10/25/35	[3]	7,742	7,723

See accompanying notes to Schedule of Portfolio Investments.

N-Q Report December 2014 / 55

Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Asset-Backed Funding Certificates, Series 2006-OPT3, Class A3B
0.33%	11/25/36	[3]	$21,152,749	$11,497,682
Asset-Backed Funding Certificates, Series 2007-WMC1, Class A2B
1.17%	06/25/37	[3]	36,209,522	27,199,278
Asset-Backed Securities Corp. Home Equity, Series 2005-HE6, Class M2
0.68%	07/25/35	[3]	44,296	44,034
Asset-Backed Securities Corp. Home Equity, Series 2006-HE6, Class A5
0.40%	11/25/36	[3]	18,411,000	11,888,309
Banc of America Alternative Loan Trust, Series 2003-2, Class CB4
5.50%	04/25/33		1,649,779	1,701,781
Banc of America Funding Corp., Series 2003-2, Class 1A1
6.50%	06/25/32		32,493	34,660
Banc of America Funding Corp., Series 2006-D, Class 3A1
2.83%	05/20/36	[3]	14,732,079	12,877,472
Banc of America Funding Corp., Series 2006-E, Class 2A1
2.71%	06/20/36	[3]	226,998	189,243
Banc of America Funding Corp., Series 2006-G, Class 2A1
0.38%	07/20/36	[3]	22,605,665	21,172,014
Banc of America Funding Corp., Series 2006-G, Class 2A3
0.34%	07/20/36	[3]	5,995,989	6,004,515
Banc of America Funding Corp., Series 2006-H, Class 3A1
2.78%	09/20/46	[3]	4,130,929	3,360,015
Banc of America Funding Corp., Series 2014-R8, Class A1
0.40%	06/26/36	2,3,†	24,439,000	23,507,110
Banc of America Mortgage Securities, Inc., Series 2003-1, Class ASS 3A1
2.67%	10/25/33	[3]	2,274,973	2,316,731
Banc of America Mortgage Securities, Inc., Series 2004-F, Class 1A1
2.53%	07/25/34	[3]	138,198	140,008
Banc of America Mortgage Securities, Inc., Series 2005-C, Class 2A2
2.63%	04/25/35	[3]	1,288,949	1,181,149
Banc of America Mortgage Securities, Inc., Series 2006-2, Class A2
6.00%	07/25/46	[3]	477,682	459,441
Banc of America Mortgage Securities, Inc., Series 2007-1, Class 1A24
6.00%	03/25/37		2,379,152	2,241,680

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Banc of America Mortgage Securities, Inc., Series 2007-3, Class 1A1
6.00%	09/25/37		$1,308,440	$1,203,793
Banco de Credito Y Securitizacion SA, Series 2001-1, Class AF (Argentina)
8.00%	06/30/20	[2,4,6]	8,000	640
BCAP LLC Trust, Series 2011-RR3, Class 1A5
2.70%	05/27/37	[2,3]	14,199,393	14,145,733
BCAP LLC Trust, Series 2007-AA1, Class 2A1
0.35%	03/25/37	[3]	1,486,980	1,215,253
BCAP LLC Trust, Series 2007-AA2, Class 2A5
6.00%	04/25/37		577,568	497,472
BCAP LLC Trust, Series 2009-RR10, Class 7A1
2.41%	10/26/35	[2,3]	12,028,556	12,331,989
BCAP LLC Trust, Series 2010-RR11, Class 3A2
2.76%	06/27/36	[2,3]	5,676,772	5,698,645
BCAP LLC Trust, Series 2011-RR2, Class 3A6
2.65%	11/21/35	[2,3]	20,946,632	19,613,737
BCAP LLC Trust, Series 2011-RR3, Class 5A3
2.51%	11/27/37	[2,3]	12,827,366	12,444,065
BCAP LLC Trust, Series 2011-RR4, Class 1A3
2.85%	03/26/36	[2,3]	18,208,843	17,724,643
BCAP LLC Trust, Series 2011-RR5, Class 1A3
2.50%	03/26/37	[2,3]	1,235,105	1,214,833
BCAP LLC Trust, Series 2011-RR5, Class 2A3
6.75%	06/26/37	[2,3]	7,418,693	7,434,606
BCAP LLC Trust, Series 2012-RR2, Class 5A1
3.50%	02/26/36	[2,3]	15,300,869	15,494,777
Bear Stearns ALT-A Trust, Series 2006-4, Class 32A1
2.65%	07/25/36	[3]	4,110,805	2,919,559
Bear Stearns ARM Trust, Series 2003-4, Class 3A1
2.32%	07/25/33	[3]	64,323	64,677
Bear Stearns ARM Trust, Series 2004-1, Class 13A2
2.73%	04/25/34	[3]	21,463	20,816
Bear Stearns ARM Trust, Series 2004-10, Class 14A1
2.87%	01/25/35	[3]	8,738,572	8,576,248

See accompanying notes to Schedule of Portfolio Investments.

56 / N-Q Report December 2014

Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Bear Stearns ARM Trust, Series 2006-4, Class 2A1
2.49%	10/25/36	[3]	$1,534,505	$1,343,260
Bear Stearns Asset-Backed Securities Trust, Series 2002-1, Class 1A5 (STEP)
6.89%	12/25/34		53,693	55,283
Bear Stearns Asset-Backed Securities Trust, Series 2003-AC7, Class A1 (STEP)
5.50%	01/25/34		1,486,008	1,540,637
Bear Stearns Asset-Backed Securities Trust, Series 2003-AC7, Class A2 (STEP)
5.75%	01/25/34		1,339,737	1,405,124
Bear Stearns Asset-Backed Securities Trust, Series 2005-AC5, Class 2A3
0.42%	08/25/20	[3]	4,069,058	3,064,054
Bear Stearns Asset-Backed Securities Trust, Series 2005-SD1, Class 1A3
0.57%	08/25/43	[3]	19,918	19,699
Bear Stearns Asset-Backed Securities Trust, Series 2005-TC2, Class A3
0.54%	08/25/35	[3]	3,411,869	3,401,152
Bear Stearns Asset-Backed Securities Trust, Series 2006-AC2, Class 21A3
6.00%	03/25/36		2,632,726	2,345,886
Bear Stearns Mortgage Funding Trust, Series 2006-AR3, Class 1A1
0.35%	10/25/36	[3]	3,215,991	2,440,937
Bear Stearns Mortgage Funding Trust, Series 2007-AR4, Class 2A1
0.38%	06/25/37	[3]	325,789	266,583
BHN I Mortgage Fund, Series 1997-2, Class A1 (Argentina)[10]
1.44%	05/31/17	2,3,4,6,11,†	13,760	688
BHN I Mortgage Fund, Series 1997-2, Class A2 (Argentina)[10]
7.54%	05/31/17	2,4,6,11,†	2,500	125
BHN I Mortgage Fund, Series 2000-1, Class AF (Argentina)
8.00%	01/31/20	2,4,6,†	6,000	2
Bombardier Capital Mortgage Securitization Corp., Series 2001-A, Class A
6.80%	12/15/30	[3]	15,409,321	15,953,832
CC Mortgage Funding Corp., Series 2004-1A, Class A1
0.45%	01/25/35	[2,3]	1,461,929	1,296,734
Centex Home Equity Loan Trust, Series 2006-A, Class AV3
0.33%	06/25/36	[3]	22,483,448	22,408,084
Centex Home Equity Loan Trust, Series 2006-A, Class AV4
0.42%	06/25/36	[3]	27,500,000	25,335,582

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Chase Mortgage Finance Corp., Series 2006-A1, Class 1A2
2.52%	09/25/36	[3]	$2,187,640	$1,873,418
Chase Mortgage Finance Corp., Series 2006-S3, Class 2A1
5.50%	11/25/21		3,334,075	2,854,722
Chase Mortgage Finance Corp., Series 2007-A2, Class 2A3
2.51%	07/25/37	[3]	6,662,402	6,765,926
Chaseflex Trust, Series 2005-2, Class 4A2
5.50%	05/25/20		6,653,633	6,546,233
Chaseflex Trust, Series 2006-2, Class A2B
0.37%	09/25/36	[3]	10,637,040	7,841,488
CIT Mortgage Loan Trust, Series 2007-1, Class 2A2
1.42%	10/25/37	[2,3]	2,873,354	2,863,630
Citicorp Mortgage Securities, Inc., Series 2005-1, Class 1A12
5.00%	02/25/35		666,813	660,682
Citicorp Residential Mortgage Securities, Inc., Series 2006-2, Class A5 (STEP)
6.04%	09/25/36		525,000	538,913
Citicorp Residential Mortgage Securities, Inc., Series 2007-1, Class A5 (STEP)
6.00%	03/25/37		650,000	639,918
Citigroup Mortgage Loan Trust, Inc., Series 2004-HYB1, Class A41
2.86%	02/25/34	[3]	285,468	280,062
Citigroup Mortgage Loan Trust, Inc., Series 2004-RR2, Class A2
2.49%	05/25/34	[2,3]	6,333,796	6,562,177
Citigroup Mortgage Loan Trust, Inc., Series 2005-5, Class 3A2A
2.48%	10/25/35	[3]	1,457,058	1,175,799
Citigroup Mortgage Loan Trust, Inc., Series 2005-9, Class 1A1
0.43%	11/25/35	[3]	370,536	265,860
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR3, Class 1A2A
5.33%	06/25/36	[3]	13,469,835	12,904,763
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH2, Class A2A
0.32%	08/25/36	[3]	27,899,746	27,280,539
Citigroup Mortgage Loan Trust, Inc., Series 2007-6, Class 1A4A
2.82%	03/25/37	[3]	1,127,786	809,636
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH1, Class A4
0.37%	01/25/37	[3]	173,000	162,401
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2, Class A3
0.35%	03/25/37	[3]	34,242,448	33,733,643

See accompanying notes to Schedule of Portfolio Investments.

N-Q Report December 2014 / 57

Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Citigroup Mortgage Loan Trust, Inc., Series 2010-7, Class 2A1
2.40%	02/25/35	[2,3]	$356,868	$365,851
Citigroup Mortgage Loan Trust, Inc., Series 2010-9, Class 2A1
2.54%	11/25/35	[2,3]	317,398	322,742
Citigroup Mortgage Loan Trust, Inc., Series 2012-3, Class 4A1
2.23%	11/25/36	[2,3]	3,540,450	3,584,426
Citigroup Mortgage Loan Trust, Inc., Series 2014-6, Class 3A2
2.69%	11/25/35	[2,3]	24,818,722	25,088,146
Collateralized Mortgage Obligation Trust, Series 57, Class D
9.90%	02/01/19		1,395	1,551
Conseco Finance Securitizations Corp., Series 2001-4, Class A4
7.36%	09/01/33		6,110,335	6,779,083
Conseco Finance, Series 2001-C, Class A5 (STEP)
7.29%	08/15/33		411,576	419,780
Conseco Finance, Series 2002-A, Class A5 (STEP)
7.55%	04/15/32		31,061	31,587
Conseco Finance, Series 2002-C, Class BF2
8.00%	06/15/32	[2,3]	425,953	469,636
Conseco Financial Corp., Series 1996-7, Class M1
7.70%	10/15/27	[3]	12,886,404	13,844,785
Conseco Financial Corp., Series 1998-2, Class A5
6.24%	12/01/28	[3]	102,858	106,679
Conseco Financial Corp., Series 1998-3, Class A6
6.76%	03/01/30	[3]	5,816,182	6,171,264
Conseco Financial Corp., Series 1998-6, Class A8
6.66%	06/01/30		7,678,587	8,221,839
Countryplace Manufactured Housing Contract Trust, Series 2007-1, Class A4
5.85%	07/15/37	[2,3]	9,150,000	9,223,854
Countrywide Alternative Loan Trust, Series 2004-J6, Class 2A1
6.50%	11/25/31		15,543	16,543
Countrywide Alternative Loan Trust, Series 2005-27, Class 3A2
1.21%	08/25/35	[3]	7,631	5,232
Countrywide Alternative Loan Trust, Series 2005-84, Class 1A1
2.55%	02/25/36	[3]	158,476	120,438

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Countrywide Alternative Loan Trust, Series 2006-24CB, Class A19
0.67%	06/25/36	[3]	$2,031,531	$1,489,778
Countrywide Alternative Loan Trust, Series 2006-HY13, Class 4A1
2.66%	02/25/37	[3]	4,601,780	4,091,314
Countrywide Alternative Loan Trust, Series 2006-OC5, Class 2A2A
0.34%	06/25/36	[3]	2,060,784	1,988,141
Countrywide Alternative Loan Trust, Series 2007-J1, Class 2A1
0.37%	03/25/37	[3]	1,047,117	515,329
Countrywide Asset-Backed Certificates, Series 2005-11, Class AF4
5.01%	02/25/36	[3]	7,000,000	6,480,033
Countrywide Asset-Backed Certificates, Series 2005-12, Class 2A5
5.24%	02/25/36	[3]	6,880,261	7,098,885
Countrywide Asset-Backed Certificates, Series 2005-13, Class AF4
5.00%	04/25/36	[3]	275,000	225,862
Countrywide Asset-Backed Certificates, Series 2005-16, Class 4AV4
0.52%	05/25/36	[3]	12,256,472	11,867,549
Countrywide Asset-Backed Certificates, Series 2005-17, Class 4A2A
0.43%	05/25/36	[3]	6,752,903	6,754,287
Countrywide Asset-Backed Certificates, Series 2005-2, Class M2
0.61%	08/25/35	[3]	7,691,694	7,624,017
Countrywide Asset-Backed Certificates, Series 2005-7, Class MV1
0.68%	11/25/35	[3]	1,824,239	1,822,807
Countrywide Asset-Backed Certificates, Series 2005-9, Class 2A5
0.57%	01/25/36	[3]	23,349,752	23,048,883
Countrywide Asset-Backed Certificates, Series 2007-13, Class 2A2
0.97%	10/25/47	[3]	22,939,863	20,844,628
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2001-HYB1, Class 1A1
2.08%	06/19/31	[3]	43,421	42,762
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-J8, Class 1A4
5.25%	09/25/23		272,121	282,885
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-14, Class 4A1
2.34%	08/25/34	[3]	2,857,124	2,849,624

See accompanying notes to Schedule of Portfolio Investments.

58 / N-Q Report December 2014

Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-25, Class 1A1
0.50%	02/25/35	[3]	$245,425	$222,375
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-29, Class 3A1
2.19%	02/25/35	[3]	5,759,876	4,316,112
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB3, Class 1A
2.49%	06/20/34	[3]	110,797	110,619
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB4, Class 2A1
2.40%	09/20/34	[3]	3,534,287	3,390,742
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB7, Class 3A
2.40%	11/20/34	[3]	3,446,773	3,380,725
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-11, Class 1A2
2.74%	04/25/35	[3]	1,976,271	1,755,652
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-31, Class 2A3
2.56%	01/25/36	[3]	523,889	480,124
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-4, Class 4A1
0.46%	02/25/35	[3]	131,661	111,360
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-9, Class 1A1
0.47%	05/25/35	[3]	8,055,961	6,958,828
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-HY5, Class 1A1
2.65%	09/25/47	[3]	2,527,055	2,234,594
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-HYB1, Class 1A1
2.90%	03/25/37	[3]	2,187,578	1,789,946
Credit Suisse First Boston Commercial Mortgage Trust, Series 2004-AR5, Class 6A1
2.46%	06/25/34	[3]	479,693	479,811
Credit Suisse First Boston Commercial Mortgage Trust, Series 2009-14R, Class 2A1
5.00%	06/26/37	[2]	29,882,669	31,023,246
Credit Suisse First Boston Commercial Mortgage Trust, Series 2011-12R, Class 1A1
1.17%	10/27/37	[2,3]	9,992,626	9,899,690

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit Suisse First Boston Commercial Mortgage Trust, Series 2011-16R, Class 5A1
2.64%	09/27/35	[2,3]	$8,913,279	$8,887,270
Credit Suisse First Boston Commercial Mortgage Trust, Series 2014-7R, Class 7A1
0.30%	08/27/36	[2,3]	38,321,618	37,578,742
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR20, Class 2A4
2.47%	08/25/33	[3]	35,358	35,159
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-1, Class 2A1
6.50%	02/25/34		70,009	74,688
Credit Suisse Mortgage Capital Certificates, Series 2006-2, Class 2A1
0.87%	03/25/36	[3]	7,166,836	4,515,207
Credit Suisse Mortgage Capital Certificates, Series 2007-2, Class 3A4
5.50%	03/25/37		5,727,275	5,495,747
Credit Suisse Mortgage Capital Certificates, Series 2010-17R, Class 1A1
2.30%	06/26/36	[2,3]	1,759,100	1,795,051
Credit Suisse Mortgage Trust, Series 2014-10R, Class 3A1
1.92%	04/25/36	[2,3]	11,427,874	11,499,516
Credit Suisse Mortgage Trust, Series 2014-11R, Class 10A1
0.37%	05/27/37	[2,3]	21,731,531	20,535,110
Credit Suisse Mortgage Trust, Series 2014-12R, Class 1A1
1.91%	08/27/36	2,†	40,730,000	40,017,239
Credit Suisse Mortgage Trust, Series 2014-CIM1, Class A1
1.90%	01/25/58	[2,3]	97,504,810	98,316,084
Credit-Based Asset Servicing and Securitization LLC, Series 2003-CB1, Class AF (STEP)
3.95%	01/25/33		27,401	27,730
Credit-Based Asset Servicing and Securitization LLC, Series 2003-CB4, Class M1
1.20%	03/25/33	[3]	6,363,233	6,064,186
Credit-Based Asset Servicing and Securitization LLC, Series 2003-CB5, Class M1
1.18%	11/25/33	[3]	46,945	44,912
Credit-Based Asset Servicing and Securitization LLC, Series 2005-FR3, Class M1
0.88%	04/25/35	[3]	1,073,552	1,064,683

See accompanying notes to Schedule of Portfolio Investments.

N-Q Report December 2014 / 59

Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB1, Class AF2 (STEP)
3.50%	01/25/36		$11,042,079	$8,542,985
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB6, Class A23
0.30%	07/25/36	[3]	28,064,370	24,520,934
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB8, Class A2B
0.26%	10/25/36	[3]	11,203,324	10,972,860
Credit-Based Asset Servicing and Securitization LLC, Series 2007-BR1, Class A2A
0.28%	02/25/37	[3]	8,722,567	5,133,257
Credit-Based Asset Servicing and Securitization LLC, Series 2007-BR1, Class A2B
0.44%	02/25/37	[3]	42,716,297	24,447,814
Credit-Based Asset Servicing and Securitization LLC, Series 2007-BR2, Class A2
0.38%	02/25/37	[3]	69,614,801	39,808,729
Credit-Based Asset Servicing and Securitization LLC, Series 2007-BR5, Class A2A
0.28%	05/25/37	[3]	27,652,184	20,167,927
Credit-Based Asset Servicing and Securitization LLC, Series 2007-BR5, Class A2C
0.50%	05/25/37	[3]	20,855,039	15,552,124
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB1, Class AF4 (STEP)
4.10%	01/25/37		9,198,309	5,410,629
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB1, Class AF5 (STEP)
4.10%	01/25/37		17,198,210	9,514,652
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2C (STEP)
4.62%	02/25/37		55,562,643	42,021,082
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2D (STEP)
4.62%	02/25/37		40,680,127	30,756,942
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2E (STEP)
4.62%	02/25/37		7,397,618	5,594,323
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB5, Class A2 (STEP)
0.34%	04/25/37	[3]	44,484,025	30,651,361

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit-Based Asset Servicing and Securitization LLC, Series 2007-NC1, Class A2B
0.32%	12/25/36	[3]	$47,857,755	$27,951,274
Credit-Based Asset Servicing and Securitization LLC, Series 2007-NC2, Class A2B
0.31%	01/25/37	[3]	28,741,590	20,035,474
CSAB Mortgage-Backed Trust, Series 2006-4, Class A6B (STEP)
5.78%	12/25/36		5,268,016	1,884,678
Deutsche ALT-A Securities Mortgage Loan Trust, Series 2006-AR3, Class A1
0.36%	08/25/36	[3]	8,793,224	6,941,125
Deutsche ALT-A Securities Mortgage Loan Trust, Series 2006-AR4, Class A1
0.30%	12/25/36	[3]	3,383,987	2,051,857
Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2005-3, Class 4A5
5.25%	06/25/35		26,477	27,101
Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2005-6, Class 1A7
5.50%	12/25/35		926,135	751,802
Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2006-AR6, Class A6
0.34%	02/25/37	[3]	1,781,073	1,354,187
Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR1, Class 2A1
2.86%	02/25/36	[3]	2,202,720	1,710,886
Deutsche Mortgage Securities, Inc., Series 2010-RS2, Class A3
3.81%	06/28/47	[2,3]	30,000,000	30,192,719
Downey Savings & Loan Association Mortgage Loan Trust, Series 2005-AR3, Class 2A1A
0.40%	07/19/45	[3]	443,719	401,941
Downey Savings & Loan Association Mortgage Loan Trust, Series 2007-AR1, Class 2A1A
0.30%	04/19/48	[3]	12,737,497	10,546,201
DSLA Mortgage Loan Trust, Series 2004-AR4, Class 2A1A
0.52%	01/19/45	[3]	5,005,615	4,326,736
DSLA Mortgage Loan Trust, Series 2005-AR1, Class 2A1A
0.41%	03/19/45	[3]	919,982	845,639
Equifirst Mortgage Loan Trust, Series 2005-1, Class M1
0.59%	04/25/35	[3]	7,206,550	7,222,087
Equity One ABS, Inc., Series 1998-1, Class A2 (STEP)
7.48%	11/25/29		83,747	81,308

See accompanying notes to Schedule of Portfolio Investments.

60 / N-Q Report December 2014

Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Equity One ABS, Inc., Series 2002-4, Class M1
5.22%	02/25/33	[3]	$12,550	$11,825
Equity One Mortgage Pass-Through Trust, Series 2002-5, Class M1 (STEP)
5.80%	11/25/32		119,770	121,898
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2005-FF4, Class M1
0.60%	05/25/35	[3]	4,572,928	4,557,238
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2005-FFH2, Class M1
0.89%	04/25/35	[2,3]	542,501	539,777
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2006-FF18, Class A2B
0.28%	12/25/37	[3]	19,315,288	12,830,837
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2006-FF18, Class A2C
0.33%	12/25/37	[3]	53,118,918	35,542,931
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2006-FF18, Class A2D
0.38%	12/25/37	[3]	38,499,093	25,946,387
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2007-FF1, Class A2C
0.30%	01/25/38	[3]	99,089,113	62,140,011
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2007-FF2, Class A2B
0.26%	03/25/37	[3]	44,314,579	28,264,902
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2007-FF2, Class A2C
0.30%	03/25/37	[3]	22,908,486	14,645,510
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2007-FF2, Class A2D
0.38%	03/25/37	[3]	42,654,994	27,431,896
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA2, Class 1A1
2.17%	08/25/34	[3]	22,370,845	22,222,146
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA3, Class A1
2.22%	09/25/34	[3]	147,700	144,824
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1
2.24%	10/25/34	[3]	5,742,837	5,709,431
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA10, Class 1A1
2.25%	12/25/35	[3]	42,155,464	36,751,092
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA12, Class 2A1
2.28%	02/25/36	[3]	53,344,381	43,994,925
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA7, Class 2A1
2.24%	09/25/35	[3]	9,231,817	8,140,369

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA9, Class 2A1
2.26%	11/25/35	[3]	$52,170,215	$45,580,595
First Horizon Alternative Mortgage Securities Trust, Series 2006-AA1, Class 1A1
2.25%	03/25/36	[3]	50,912,289	42,748,096
First Horizon Alternative Mortgage Securities Trust, Series 2006-FA8, Class 1A7
6.00%	02/25/37		24,476	19,442
First Horizon Asset Securities, Inc., Series 2004-AR5, Class 2A1
2.56%	10/25/34	[3]	2,290,012	2,261,943
First Horizon Asset Securities, Inc., Series 2007-AR3, Class 1A1
2.39%	11/25/37	[3]	733,331	636,643
First Horizon Mortgage Pass-Through Trust, Series 2004-AR1, Class 2A1
2.53%	02/25/34	[3]	1,600,967	1,600,807
First Horizon Mortgage Pass-Through Trust, Series 2004-AR6, Class 2A1
2.62%	12/25/34	[3]	1,064,114	1,067,757
First Horizon Mortgage Pass-Through Trust, Series 2006-AR4, Class 1A2
2.56%	01/25/37	[3]	370,557	323,061
FNBA Mortgage Pass-Through Certificates, Series 2004-AR1, Class A2
0.56%	08/19/34	[3]	34,076	33,167
Fremont Home Loan Trust, Series 2005-C, Class M1
0.65%	07/25/35	[3]	8,023,699	8,054,662
GE Business Loan Trust, Series 2007-1A, Class A
0.33%	04/16/35	[2,3]	25,414,101	24,181,111
GMAC Mortgage Corp. Loan Trust, Series 2000-HE2, Class A1
0.61%	06/25/30	[3]	65,514	59,328
GMAC Mortgage Corp. Loan Trust, Series 2003-AR2, Class 3A5
2.85%	12/19/33	[3]	11,556,155	11,769,459
GMAC Mortgage Corp. Loan Trust, Series 2004-AR1, Class 22A
2.92%	06/25/34	[3]	10,822	10,459
GMAC Mortgage Corp. Loan Trust, Series 2005-AR6, Class 3A1
2.85%	11/19/35	[3]	2,061,449	1,991,626
GMAC Mortgage Corp. Loan Trust, Series 2006-AR2, Class 1A1
2.69%	05/19/36	[3]	2,376,112	1,812,904
Green Tree, Series 2008-MH1, Class A2
8.97%	04/25/38	[2,3]	20,253,358	21,601,370
Greenpoint Mortgage Funding Trust, Series 2005-AR3, Class 1A1
0.41%	08/25/45	[3]	2,949,852	2,493,159

See accompanying notes to Schedule of Portfolio Investments.

N-Q Report December 2014 / 61

Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Greenpoint Mortgage Funding Trust, Series 2006-AR8, Class 1A2A
0.35%	01/25/47	[3]	$16,090,653	$15,386,268
Greenpoint Mortgage Funding Trust, Series 2007-AR1, Class 3A2
0.33%	02/25/37	[3]	6,972,576	5,542,112
GS Mortgage Securities Trust., Series 2009-1R, Class 2A1
2.60%	11/25/35	[2,3]	57,666	58,405
GSAA Home Equity Trust, Series 2005-9, Class 2A3
0.54%	08/25/35	[3]	8,171,017	7,527,485
GSAMP Trust, Series 2005-AHL2, Class A2D
0.52%	12/25/35	[3]	25,693,000	17,740,088
GSAMP Trust, Series 2005-HE5, Class M1
0.59%	11/25/35	[3]	17,000,000	16,299,889
GSR Mortgage Loan Trust, Series 2004-9, Class 3A1
2.52%	08/25/34	[3]	13,229	13,350
GSR Mortgage Loan Trust, Series 2004-9, Class 5A7
2.44%	08/25/34	[3]	1,210,651	1,174,516
GSR Mortgage Loan Trust, Series 2005-AR5, Class 2A3
2.58%	10/25/35	[3]	8,915,150	7,978,524
GSR Mortgage Loan Trust, Series 2005-AR5, Class 2A4
2.58%	10/25/35	[3]	5,024,637	4,996,525
GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5
2.69%	09/25/35	[3]	662,285	664,837
GSR Mortgage Loan Trust, Series 2006-OA1, Class 2A1
0.36%	08/25/46	[3]	8,772,000	8,167,186
GSR Mortgage Loan Trust, Series 2007-AR2, Class 2A1
2.88%	05/25/47	[3]	6,207,050	5,633,866
Harborview Mortgage Loan Trust, Series 2004-1, Class 2A
2.33%	04/19/34	[3]	19,474	19,326
Harborview Mortgage Loan Trust, Series 2004-11, Class 3A2A
0.50%	01/19/35	[3]	811,832	683,871
Harborview Mortgage Loan Trust, Series 2005-4, Class 2A
2.72%	07/19/35	[3]	852,549	760,081
Harborview Mortgage Loan Trust, Series 2006-8, Class 2A1A
0.36%	07/21/36	[3]	372,047	307,074
Harborview Mortgage Loan Trust, Series 2007-7, Class 2A1A
1.17%	11/25/47	[3]	1,335,686	1,180,875

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Home Equity Loan Trust, Series 2006-1, Class A1
0.32%	01/20/36	[3]	$30,538,744	$30,431,125
Home Equity Loan Trust, Series 2006-2, Class A1
0.32%	03/20/36	[3]	25,149,814	25,015,841
Home Equity Loan Trust, Series 2007-1, Class AM
0.40%	03/20/36	[3]	1,559,759	1,550,945
Home Equity Loan Trust, Series 2007-3, Class A4
1.66%	11/20/36	[3]	13,120,000	13,124,054
Home Equity Loan Trust, Series 2007-3, Class APT
1.36%	11/20/36	[3]	41,583,474	41,639,445
Homestar Mortgage Acceptance Corp., Series 2004-5, Class A4
0.74%	10/25/34	[3]	4,937,805	4,957,305
HSI Asset Securitization Corp. Trust, Series 2006-OPT1, Class 2A3
0.36%	12/25/35	[3]	14,932,983	14,689,538
Impac Secured Assets Trust, Series 2004-3, Class 1
0.97%	11/25/34	[3]	1,301,667	1,296,475
Impac Secured Assets Trust, Series 2005-1, Class 1A1
0.69%	04/25/35	[3]	9,011,790	8,295,479
Impac Secured Assets Trust, Series 2007-2, Class 1A1A
0.28%	05/25/37	[3]	29,117,378	20,871,371
Impac Secured Assets Trust, Series 2007-2, Class 1A1B
0.42%	05/25/37	[3]	39,606,158	29,115,596
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A
2.41%	08/25/34	[3]	2,458,503	2,066,895
IndyMac Index Mortgage Loan Trust, Series 2004-AR5, Class 2A1B
0.97%	08/25/34	[3]	38,779	34,926
IndyMac Index Mortgage Loan Trust, Series 2004-AR6, Class 6A1
2.70%	10/25/34	[3]	317,900	321,525
IndyMac Index Mortgage Loan Trust, Series 2004-AR7, Class A2
1.03%	09/25/34	[3]	120,655	107,668
IndyMac Index Mortgage Loan Trust, Series 2004-AR8, Class 2A2A
0.97%	11/25/34	[3]	90,396	83,183
IndyMac Index Mortgage Loan Trust, Series 2005-AR1, Class 4A1
2.43%	03/25/35	[3]	2,350,236	2,324,130

See accompanying notes to Schedule of Portfolio Investments.

62 / N-Q Report December 2014

Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
IndyMac Index Mortgage Loan Trust, Series 2005-AR13, Class 4A1
2.40%	08/25/35	[3]	$197,412	$169,296
IndyMac Index Mortgage Loan Trust, Series 2005-AR15, Class A1
4.53%	09/25/35	[3]	974,282	843,112
IndyMac Index Mortgage Loan Trust, Series 2005-AR17, Class 3A1
2.31%	09/25/35	[3]	9,668,650	8,150,082
IndyMac Index Mortgage Loan Trust, Series 2005-AR18, Class 2A1A
0.48%	10/25/36	[3]	303,381	226,009
IndyMac Index Mortgage Loan Trust, Series 2005-AR19, Class A1
4.65%	10/25/35	[3]	62,433,248	52,912,228
IndyMac Index Mortgage Loan Trust, Series 2005-AR25, Class 1A21
4.80%	12/25/35	[3]	9,138,658	7,303,899
IndyMac Index Mortgage Loan Trust, Series 2005-AR31, Class 3A1
2.41%	01/25/36	[3]	3,753,538	3,253,972
IndyMac Index Mortgage Loan Trust, Series 2005-AR6, Class 2A1
0.41%	04/25/35	[3]	1,206,295	1,080,711
IndyMac Index Mortgage Loan Trust, Series 2006-AR14, Class 1A4A
0.34%	11/25/46	[3]	14,797,547	13,874,492
IndyMac Index Mortgage Loan Trust, Series 2006-AR19, Class 1A2
2.69%	08/25/36	[3]	29,182,983	20,723,828
IndyMac Index Mortgage Loan Trust, Series 2006-AR21, Class A1
0.29%	08/25/36	[3]	355,920	267,276
IndyMac Index Mortgage Loan Trust, Series 2006-AR4, Class A1A
0.36%	05/25/46	[3]	54,385,440	47,062,212
IndyMac Index Mortgage Loan Trust, Series 2006-AR7, Class 1A1
2.92%	05/25/36	[3]	7,680,845	5,839,209
IndyMac Index Mortgage Loan Trust, Series 2006-AR7, Class 2A1
2.73%	05/25/36	[3]	55,254,614	41,395,486
IndyMac Index Mortgage Loan Trust, Series 2006-AR8, Class A3A
0.40%	07/25/46	[3]	38,581,221	31,807,786
IndyMac Index Mortgage Loan Trust, Series 2007-AR1, Class 1A2
2.82%	03/25/37	[3]	2,025,920	1,875,815
IndyMac Index Mortgage Loan Trust, Series 2007-AR11, Class 1A1
2.39%	06/25/37	[3]	7,179,647	4,746,242

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
IndyMac Index Mortgage Loan Trust, Series 2007-AR5, Class 2A1
2.66%	05/25/37	[3]	$390,196	$307,293
IndyMac Index Mortgage Loan Trust, Series 2007-AR7, Class 1A1
2.71%	11/25/37	[3]	6,879,071	6,592,940
IndyMac Index Mortgage Loan Trust, Series 2007-AR9, Class 2A1
2.69%	04/25/37	[3]	639,136	461,975
IndyMac Manufactured Housing Contract, Series 1997-1, Class A3
6.61%	02/25/28		244,163	249,701
IndyMac Residential Asset-Backed Trust, Series 2005-C, Class AI1
0.43%	10/25/35	[3]	17,001,751	16,857,279
JPMorgan Alternative Loan Trust, Series 2006-A2, Class 1A3
0.32%	05/25/36	[3]	4,149,311	3,944,970
JPMorgan Alternative Loan Trust, Series 2006-A2, Class 2A1
2.68%	05/25/36	[3]	1,708,514	1,339,894
JPMorgan Alternative Loan Trust, Series 2006-A2, Class 5A1
4.87%	05/25/36	[3]	16,744,428	13,076,444
JPMorgan Mortgage Acquisition Corp., Series 2005-OPT2, Class A4
0.49%	12/25/35	[3]	30,838,000	30,781,647
JPMorgan Mortgage Acquisition Corp., Series 2006-WF1, Class A6 (STEP)
6.00%	07/25/36		6,246,640	3,804,623
JPMorgan Mortgage Acquisition Corp., Series 2007-CH1, Class AV5
0.40%	11/25/36	[3]	20,000,000	19,326,768
JPMorgan Mortgage Acquisition Corp., Series 2007-CH3, Class A4
0.38%	03/25/37	[3]	3,566,818	3,161,025
JPMorgan Mortgage Acquisition Corp., Series 2007-HE1, Class AF1
0.26%	03/25/47	[3]	251,030	166,418
JPMorgan Mortgage Acquisition Corp., Series 2007-HE1, Class AF2 (STEP)
4.15%	03/25/47		12,070,000	9,417,726
JPMorgan Mortgage Acquisition Corp., Series 2007-HE1, Class AF3 (STEP)
4.15%	03/25/47		10,000,000	7,749,580
JPMorgan Mortgage Acquisition Corp., Series 2007-HE1, Class AF4 (STEP)
4.15%	03/25/47		5,000,000	3,873,545
JPMorgan Mortgage Acquisition Corp., Series 2007-HE1, Class AV4
0.44%	03/25/47	[3]	90,000	53,831

See accompanying notes to Schedule of Portfolio Investments.

N-Q Report December 2014 / 63

Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
JPMorgan Mortgage Trust, Series 2003-A2, Class 2A3
1.94%	11/25/33	[3]	$383,723	$373,129
JPMorgan Mortgage Trust, Series 2004-A4, Class 1A3
2.55%	09/25/34	[3]	2,151,623	2,219,293
JPMorgan Mortgage Trust, Series 2005-A3, Class 5A3
2.73%	06/25/35	[3]	253,124	236,244
JPMorgan Mortgage Trust, Series 2005-A5, Class TA1
5.18%	08/25/35	[3]	363,915	355,771
JPMorgan Mortgage Trust, Series 2005-S2, Class 4A3
5.50%	09/25/20		8,166,737	8,197,771
JPMorgan Mortgage Trust, Series 2006-A2, Class 5A3
2.44%	11/25/33	[3]	23,226	23,319
JPMorgan Mortgage Trust, Series 2006-A3, Class 2A1
2.64%	05/25/36	[3]	2,736,285	2,289,001
JPMorgan Mortgage Trust, Series 2006-A3, Class 3A3
2.60%	05/25/36	[3]	2,112,153	1,888,776
JPMorgan Mortgage Trust, Series 2006-A4, Class 1A1
2.59%	06/25/36	[3]	1,600,795	1,391,090
JPMorgan Mortgage Trust, Series 2006-A4, Class 1A4
2.59%	06/25/36	[3]	5,160,450	4,441,953
JPMorgan Mortgage Trust, Series 2006-A5, Class 2A4
2.56%	08/25/36	[3]	1,215,637	1,071,530
JPMorgan Mortgage Trust, Series 2007-A1, Class 5A2
2.58%	07/25/35	[3]	6,111,379	6,227,990
JPMorgan Mortgage Trust, Series 2007-A3, Class 2A3
2.54%	05/25/37	[3]	7,585,780	6,665,693
JPMorgan Mortgage Trust, Series 2007-A3, Class 3A2
4.77%	05/25/37	[3]	1,161,219	1,085,174
JPMorgan Mortgage Trust, Series 2007-A4, Class 1A1
2.54%	06/25/37	[3]	9,554,688	8,670,067
JPMorgan Mortgage Trust, Series 2007-A4, Class 2A3
2.88%	06/25/37	[3]	1,471,465	1,357,594
JPMorgan Resecuritization Trust, Series 2010-1, Class 1A1
6.00%	02/26/37	[2]	54,741	54,898

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
JPMorgan Resecuritization Trust, Series 2010-4, Class 1A1
2.62%	07/26/36	[2,3]	$386,496	$389,371
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A4
5.27%	04/15/40		26,083	28,044
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A6
6.47%	04/15/40	[3]	7,555,373	8,294,386
Lehman XS Trust, Series 2005-5N, Class 3A1A
0.47%	11/25/35	[3]	23,356,009	20,826,109
Lehman XS Trust, Series 2006-12N, Class A31A
0.37%	08/25/46	[3]	39,430,619	30,439,531
Lehman XS Trust, Series 2006-13, Class 1A2
0.34%	09/25/36	[3]	39,504,614	34,922,829
Lehman XS Trust, Series 2006-14N, Class 3A2
0.29%	08/25/36	[3]	214,076	166,741
Lehman XS Trust, Series 2006-16N, Class A4A
0.36%	11/25/46	[3]	630,620	511,007
Lehman XS Trust, Series 2006-19, Class A2
0.34%	12/25/36	[3]	28,186,933	23,316,823
Lehman XS Trust, Series 2006-9, Class A1B
0.33%	05/25/46	[3]	48,768,299	40,539,526
Long Beach Mortgage Loan Trust, Series 2004-4, Class M1
1.07%	10/25/34	[3]	75,000	71,591
MASTR Adjustable Rate Mortgages Trust, Series 2003-6, Class 4A2
2.67%	01/25/34	[3]	163,732	160,441
MASTR Adjustable Rate Mortgages Trust, Series 2003-7, Class 3A1
2.04%	11/25/33	[3]	2,229,083	2,268,580
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A1
2.64%	11/21/34	[3]	18,052,224	18,313,701
MASTR Adjustable Rate Mortgages Trust, Series 2004-15, Class 9A1
2.66%	10/25/34	[3]	1,685,898	1,628,788
MASTR Adjustable Rate Mortgages Trust, Series 2004-5, Class 3A1
2.59%	06/25/34	[3]	683	657
MASTR Adjustable Rate Mortgages Trust, Series 2004-8, Class 2A1
2.46%	09/25/34	[3]	6,736,794	6,575,190

See accompanying notes to Schedule of Portfolio Investments.

64 / N-Q Report December 2014

Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
MASTR Alternative Loan Trust, Series 2004-6, Class 3A1
4.75%	07/25/19		$3,875,371	$4,011,306
MASTR Asset Securitization Trust, Series 2002-8, Class 1A1
5.50%	12/25/17		19,982	20,198
MASTR Asset Securitization Trust, Series 2003-8, Class 3A12
5.25%	09/25/33		1,983,652	2,152,692
MASTR Asset Securitization Trust, Series 2004-3, Class 3A2
4.50%	03/25/19		1,547,644	1,598,347
MASTR Asset-Backed Securities Trust, Series 2006-HE4, Class A3
0.32%	11/25/36	[3]	20,428,798	9,462,339
MASTR Asset-Backed Securities Trust, Series 2006-HE4, Class A4
0.38%	11/25/36	[3]	5,674,666	2,656,458
MASTR Asset-Backed Securities Trust, Series 2007-HE1, Class A3
0.38%	05/25/37	[3]	26,441,000	18,957,770
MASTR Seasoned Securities Trust, Series 2004-1, Class 4A1
2.51%	10/25/32	[3]	36,495	36,604
Mellon Residential Funding Corp., Series 2001-TBC1, Class A1
0.86%	11/15/31	[3]	3,802,905	3,702,668
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2006-FF13, Class A2C
0.33%	10/25/36	[3]	6,785,213	5,105,886
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-1, Class A2B
0.34%	04/25/37	[3]	20,594,709	12,102,563
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-1, Class A2C
0.42%	04/25/37	[3]	86,270,443	51,338,678
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-2, Class A2B
0.34%	05/25/37	[3]	15,567,271	9,209,800
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-2, Class A2C
0.41%	05/25/37	[3]	53,436,791	31,020,354
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-2, Class A2D
0.49%	05/25/37	[3]	26,389,407	15,951,552
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3, Class A2C
0.35%	06/25/37	[3]	21,684,641	14,411,881
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3, Class A2D
0.42%	06/25/37	[3]	32,223,807	22,234,588

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-4, Class 2A3
0.33%	07/25/37	[3]	$35,266,381	$22,478,192
Merrill Lynch Mortgage Investors, Inc., Series 2003-A6, Class 2A
2.52%	10/25/33	[3]	1,386,490	1,347,171
Merrill Lynch Mortgage Investors, Inc., Series 2004-A4, Class A1
2.46%	08/25/34	[3]	4,711,736	4,850,482
Merrill Lynch Mortgage Investors, Inc., Series 2005-A10, Class A
0.38%	02/25/36	[3]	28,764	25,565
Merrill Lynch Mortgage Investors, Inc., Series 2006-WMC2, Class A2B (STEP)
4.56%	03/25/37		38,321,329	16,387,869
Merrill Lynch Mortgage Investors, Inc., Series 2006-WMC2, Class A2D (STEP)
4.56%	03/25/37		29,992,786	12,825,082
Merrill Lynch Mortgage Investors, Inc., Series 2007-2, Class 1A1
2.52%	08/25/36	[3]	14,523,898	13,430,916
Mid-State Trust, Series 2004-1, Class A
6.00%	08/15/37		550,279	579,812
Mid-State Trust, Series 2005-1, Class A
5.74%	01/15/40		24,904,799	27,031,395
Mid-State Trust, Series 2006, Class A1
7.34%	07/01/35		117,900	127,643
Mid-State Trust, Series 2006, Class A2
7.40%	07/01/35		7,369	7,935
Mid-State Trust, Series 2006-1, Class A
5.79%	10/15/40	[2]	16,915,301	17,969,243
Mid-State Trust, Series 2011, Class A1
4.86%	07/15/38		378,463	405,366
Morgan Stanley Capital I Trust, Series 2005-HE3, Class M2
0.95%	07/25/35	[3]	50,595	50,707
Morgan Stanley Capital I Trust, Series 2006-NC1, Class A4
0.47%	12/25/35	[3]	25,937,650	24,885,930
Morgan Stanley Home Equity Loan Trust, Series 2005-04, Class A1
0.41%	09/25/35	[3]	10,613,252	10,586,984
Morgan Stanley Home Equity Loan Trust, Series 2005-3, Class M1
0.62%	08/25/35	[3]	26,635	26,682
Morgan Stanley Mortgage Loan Trust, Series 2004-11AR, Class 1A1
0.49%	01/25/35	[3]	461,827	442,290
Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 2A2
5.50%	04/25/34		547,330	570,597

See accompanying notes to Schedule of Portfolio Investments.

N-Q Report December 2014 / 65

Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Morgan Stanley Mortgage Loan Trust, Series 2004-7AR, Class 2A4
2.03%	09/25/34	[3]	$2,873,427	$2,802,603
Morgan Stanley Mortgage Loan Trust, Series 2004-8AR, Class 4A1
2.43%	10/25/34	[3]	241,997	240,419
Morgan Stanley Mortgage Loan Trust, Series 2005-2AR, Class A
0.43%	04/25/35	[3]	11,154,098	10,428,232
Morgan Stanley Mortgage Loan Trust, Series 2006-7, Class 5A2
5.96%	06/25/36	[3]	250,975	151,197
Morgan Stanley Mortgage Loan Trust, Series 2007-6XS, Class 1A2S (STEP)
5.50%	02/25/47		694,584	689,308
Morgan Stanley Mortgage Loan Trust, Series 2007-7AX, Class 2A1
0.29%	04/25/37	[3]	7,383,902	4,099,616
Morgan Stanley Reremic Trust, Series 2014-R4, Class 2A
2.44%	11/26/35	[2,3]	9,586,713	9,670,597
Morgan Stanley Resecuritization Trust, Series 2010-R4, Class 1B
0.48%	01/26/36	[2,3]	8,072,818	8,028,966
Morgan Stanley Resecuritization Trust, Series 2013-R9, Class 3A
2.36%	06/26/46	[2,3]	18,068,221	18,260,629
Morgan Stanley Resecuritization Trust, Series 2014-R2, Class 1A
0.93%	12/26/46	[2,3]	37,782,293	36,629,023
Morgan Stanley Resecuritization Trust, Series 2014-R3, Class 4A
1.10%	07/26/46	[2,3]	19,991,943	19,348,982
Morgan Stanley Resecuritization Trust, Series 2014-R8, Class 3A
0.87%	06/26/47	[2,3]	65,562,023	63,109,911
MortgageIT Trust, Series 2005-1, Class 1A1
0.49%	02/25/35	[3]	21,667,585	20,597,206
MortgageIT Trust, Series 2005-4, Class A1
0.45%	10/25/35	[3]	15,220,432	13,945,751
MortgageIT Trust, Series 2005-5, Class A1
0.43%	12/25/35	[3]	3,342,197	3,020,205
Nationstar Home Equity Loan Trust, Series 2006-B, Class AV4
0.45%	09/25/36	[3]	18,000,000	16,459,589
Nationstar Home Equity Loan Trust, Series 2007-C, Class 2AV4
0.40%	06/25/37	[3]	8,265,000	5,941,609
New Century Home Equity Loan Trust, Series 2003-6, Class M1
1.25%	01/25/34	[3]	46,180	40,665

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
New Century Home Equity Loan Trust, Series 2005-2, Class M1
0.60%	06/25/35	[3]	$56,662	$55,848
New Century Home Equity Loan Trust, Series 2005-4, Class M1
0.65%	09/25/35	[3]	36,420,000	35,977,442
Newcastle Mortgage Securities Trust, Series 2006-1, Class A4
0.45%	03/25/36	[3]	79,799,000	79,333,708
Nomura Home Equity Loan, Inc., Series 2006-HE2, Class A4
0.44%	03/25/36	[3]	19,042,000	15,893,481
Nomura Home Equity Loan, Inc., Series 2006-WF1, Class A4
0.41%	03/25/36	[3]	42,780,110	42,444,504
Nomura Resecuritization Trust, Series 2011-4RA, Class 1A1
2.20%	12/26/36	[2,3]	33,440,260	33,567,400
Nomura Resecuritization Trust, Series 2011-4RA, Class 2A1
2.06%	06/26/37	[2,3]	12,150,703	12,104,457
Nomura Resecuritization Trust, Series 2013-1R, Class 2A1
0.29%	11/26/36	[2,3]	17,528,593	16,764,156
Nomura Resecuritization Trust, Series 2013-1R, Class 3A1
0.31%	10/26/36	[2,3]	11,728,547	11,434,512
Nomura Resecuritization Trust, Series 2014-4R, Class 1A1
2.23%	01/25/36	[2,3]	26,914,467	27,310,651
Nomura Resecuritization Trust, Series 2014-4R, Class 3A1
0.34%	09/25/36	[2,3]	12,976,494	12,497,287
Nomura Resecuritization Trust, Series 2014-7R, Class 2A1
0.36%	12/26/35	[2,3]	49,177,637	48,480,129
Nomura Resecuritization Trust, Series 2014-7R, Class 4A1
0.28%	01/26/37	[2,3]	54,081,841	51,182,319
Option One Mortgage Loan Trust, Series 2005-4, Class A3
0.43%	11/25/35	[3]	30,108	29,792
Option One Mortgage Loan Trust, Series 2005-5, Class A3
0.38%	12/25/35	[3]	39,020	38,858
Ownit Mortgage Loan Asset-Backed Certificates, Series 2006-4, Class A2D
0.40%	05/25/37	[3]	33,870,027	22,835,037
Park Place Securities, Inc., Series 2005-WHQ4, Class A1A
0.43%	09/25/35	[3]	49,141,695	49,055,754

See accompanying notes to Schedule of Portfolio Investments.

66 / N-Q Report December 2014

Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Popular ABS Mortgage Pass-Through Trust, Series 2005-6, Class A5 (STEP)
4.35%	01/25/36		$22,910,000	$17,380,264
Popular ABS Mortgage Pass-Through Trust, Series 2006-D, Class A3
0.43%	11/25/46	[3]	85,000	74,422
Popular ABS Mortgage Pass-Through Trust, Series 2007-A, Class A3
0.48%	06/25/47	[3]	23,015,500	15,500,520
Provident Funding Mortgage Loan Trust, Series 2003-1, Class A
2.50%	08/25/33	[3]	1,340,817	1,391,416
Residential Accredit Loans, Inc., Series 2003-QS3, Class A4
5.50%	02/25/18		121,668	123,908
Residential Accredit Loans, Inc., Series 2005-QA10, Class A31
3.54%	09/25/35	[3]	1,087,338	933,940
Residential Accredit Loans, Inc., Series 2005-QA12, Class CB1
3.47%	12/25/35	[3]	7,631,818	5,550,759
Residential Accredit Loans, Inc., Series 2005-QA4, Class A41
2.94%	04/25/35	[3]	7,164,536	7,107,349
Residential Accredit Loans, Inc., Series 2005-QA7, Class A1
2.88%	07/25/35	[3]	6,859,888	5,484,261
Residential Accredit Loans, Inc., Series 2005-QA8, Class CB21
3.19%	07/25/35	[3]	5,846,676	4,828,845
Residential Accredit Loans, Inc., Series 2005-QA9, Class CB11
2.98%	08/25/35	[3]	12,498,110	10,601,010
Residential Accredit Loans, Inc., Series 2005-QO4, Class 2A1
0.45%	12/25/45	[3]	2,448,537	1,791,335
Residential Accredit Loans, Inc., Series 2005-QO5, Class A1
1.11%	01/25/46	[3]	13,491,343	9,690,966
Residential Accredit Loans, Inc., Series 2006-QA1, Class A11
3.24%	01/25/36	[3]	209,874	165,354
Residential Accredit Loans, Inc., Series 2006-QA1, Class A21
3.76%	01/25/36	[3]	30,980,271	25,135,328
Residential Accredit Loans, Inc., Series 2006-Qa7, Class 2A1
0.36%	08/25/36	[3]	47,407,278	37,352,811
Residential Accredit Loans, Inc., Series 2006-QS10, Class AV (IO)
0.56%	08/25/36	[3,6]	60,050,468	1,369,121

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Accredit Loans, Inc., Series 2006-QS12, Class 2A9
0.55%	09/25/36	[3]	$543,197	$369,697
Residential Accredit Loans, Inc., Series 2006-QS2, Class 1AV (IO)
0.48%	02/25/36	[3,6]	206,583,164	3,924,460
Residential Accredit Loans, Inc., Series 2006-QS7, Class AV (IO)
0.65%	06/25/36	[3,6]	108,048,604	3,497,501
Residential Accredit Loans, Inc., Series 2006-QS8, Class AV (IO)
0.78%	08/25/36	[3,6]	256,045,738	8,164,838
Residential Accredit Loans, Inc., Series 2007-QS10, Class AV (IO)
0.46%	09/25/37	[3,6]	159,659,409	2,946,275
Residential Accredit Loans, Inc., Series 2007-QS4, Class 3AV (IO)
0.38%	03/25/37	[3,6]	99,191,698	1,391,759
Residential Accredit Loans, Inc., Series 2007-QS5, Class AV (IO)
0.25%	03/25/37	[3,6]	125,208,797	1,592,218
Residential Accredit Loans, Inc., Series 2007-QS6, Class AV (IO)
0.33%	04/25/37	[3,6]	271,965,094	4,062,751
Residential Accredit Loans, Inc., Series 2007-QS7, Class 2AV (IO)
0.37%	06/25/37	[3,6]	81,774,663	1,152,982
Residential Accredit Loans, Inc., Series 2007-QS8, Class AV (IO)
0.39%	06/25/37	[3,6]	214,246,334	3,226,657
Residential Asset Mortgage Products, Inc., Series 2003-RS10, Class AI6 (STEP)
5.86%	11/25/33		557,558	592,826
Residential Asset Mortgage Products, Inc., Series 2003-RS11, Class AI6A (STEP)
5.98%	12/25/33		296,264	321,614
Residential Asset Mortgage Products, Inc., Series 2003-RS9, Class AI6A (STEP)
5.99%	10/25/33		31,158	33,757
Residential Asset Mortgage Products, Inc., Series 2004-RS12, Class AI6
4.55%	12/25/34		20,982	21,288
Residential Asset Mortgage Products, Inc., Series 2004-RS12, Class MII2
1.35%	12/25/34	[3]	617,056	612,431
Residential Asset Mortgage Products, Inc., Series 2004-SL1, Class A8
6.50%	11/25/31		86,503	89,363
Residential Asset Mortgage Products, Inc., Series 2004-SL3, Class A2
6.50%	12/25/31		74,273	78,490

See accompanying notes to Schedule of Portfolio Investments.

N-Q Report December 2014 / 67

Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Asset Mortgage Products, Inc., Series 2004-SL3, Class A4
8.50%	12/25/31		$43,410	$39,937
Residential Asset Mortgage Products, Inc., Series 2005-RS8, Class A3
0.54%	09/25/35	[3]	60,834,585	59,912,199
Residential Asset Securities Corp., Series 2004-IP2, Class 1A1
2.49%	12/25/34	[3]	454,809	456,209
Residential Asset Securities Corp., Series 2004-IP2, Class 2A1
2.48%	12/25/34	[3]	54,317	55,233
Residential Asset Securities Corp., Series 2004-IP2, Class 3A1
2.47%	12/25/34	[3]	1,158,404	1,161,889
Residential Asset Securities Corp., Series 2006-A7CB, Class 1A3
6.25%	07/25/36		4,525,573	4,057,618
Residential Funding Mortgage Securities I, Inc., Series 2005-SA5, Class 1A
2.80%	11/25/35	[3]	12,700,005	10,524,139
Residential Funding Mortgage Securities I, Inc., Series 2006-SA3, Class 3A1
3.80%	09/25/36	[3]	2,423,253	2,129,024
Residential Funding Mortgage Securities I, Inc., Series 2006-SA3, Class 4A1
6.11%	09/25/36	[3]	910,820	780,267
Residential Funding Mortgage Securities I, Inc., Series 2006-SA4, Class 2A1
3.49%	11/25/36	[3]	238,120	206,712
Residential Funding Mortgage Securities I, Inc., Series 2007-SA2, Class 2A2
3.06%	04/25/37	[3]	5,087,358	4,459,970
Residential Funding Mortgage Securities II, Inc., Series 1999-HI6, Class AI7 (STEP)
8.60%	09/25/29		55,663	55,669
Residential Funding Mortgage Securities II, Inc., Series 2000-HI1, Class AI7 (STEP)
8.29%	02/25/25		40,683	40,598
Residential Funding Mortgage Securities Trust, Series 1999-HI1, Class A6 (STEP)
7.58%	09/25/29		676	675
Residential Funding Mortgage Securities Trust, Series 2003-S7, Class A7
5.50%	05/25/33		2,120,330	2,251,329
Residential Funding Mortgage Securities Trust, Series 2004-S2, Class A9
5.50%	03/25/34		1,193,830	1,227,397
Residential Funding Mortgage Securities Trust, Series 2004-S6, Class 1A6
5.50%	06/25/34		805,753	824,271

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Saxon Asset Securities Trust, Series 2001-2, Class AF6 (STEP)
6.81%	06/25/16		$17,539	$18,671
Saxon Asset Securities Trust, Series 2005-2, Class M1
0.59%	10/25/35	[3]	17,467,000	17,409,709
Saxon Asset Securities Trust, Series 2007-1, Class A2C
0.32%	01/25/47	[3]	13,135,000	10,875,080
Saxon Asset Securities Trust, Series 2007-3, Class 2A3
0.57%	09/25/47	[3]	32,174,000	24,166,535
Sequoia Mortgage Trust, Series 2004-3, Class A
0.83%	05/20/34	[3]	1,356,950	1,303,387
SG Mortgage Securities Trust, Series 2006-FRE1, Class A1B
0.44%	02/25/36	[3]	1,740,442	1,262,762
SG Mortgage Securities Trust, Series 2007-NC1, Class A2
0.41%	12/25/36	[2,3]	12,834,752	7,812,590
Soundview Home Equity Loan Trust, Series 2006-1, Class A3
0.34%	02/25/36	[3]	8,271,284	8,149,469
Soundview Home Equity Loan Trust, Series 2006-EQ1, Class A4
0.42%	10/25/36	[3]	14,062,000	9,671,703
Soundview Home Equity Loan Trust, Series 2006-WF2, Class A2C
0.31%	12/25/36	[3]	27,367,711	27,022,326
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 3A3
2.51%	02/25/34	[3]	45,028	45,371
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12, Class 2A
2.42%	09/25/34	[3]	23,600,962	23,612,715
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-14, Class 1A
2.48%	10/25/34	[3]	445,957	438,810
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-14, Class 2A
2.38%	10/25/34	[3]	27,877,211	27,829,569
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-15, Class A
2.48%	10/25/34	[3]	4,932,327	4,766,647
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-16, Class 3A1
2.49%	11/25/34	[3]	20,794,044	20,945,383
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-17, Class A1
1.00%	11/25/34	[3]	101,530	93,896

See accompanying notes to Schedule of Portfolio Investments.

68 / N-Q Report December 2014

Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-20, Class 1A2
2.48%	01/25/35	[3]	$1,551,358	$1,509,448
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-12, Class 3A1
2.40%	06/25/35	[3]	5,774,091	5,433,264
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-12, Class 1A1
0.33%	01/25/37	[3]	80,954,879	63,070,732
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-9, Class 2A1
2.67%	10/25/47	[3]	1,732,974	1,367,551
Structured Asset Investment Loan Trust, Series 2005-HE3, Class A5
0.53%	09/25/35	[3]	31,665,244	31,475,097
Structured Asset Investment Loan Trust, Series 2006-1, Class A3
0.37%	01/25/36	[3]	22,220,501	21,712,351
Structured Asset Mortgage Investments, Inc., Series 2006-AR3, Class 24A1
2.36%	05/25/36	[3]	804,827	550,022
Structured Asset Mortgage Investments, Inc., Series 2007-AR6, Class A1
1.61%	08/25/47	[3]	133,819,951	119,080,486
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-23XS, Class 2A1
0.47%	01/25/35	[3]	4,805,681	4,331,414
Structured Asset Securities Corp. Trust, Series 2005-5, Class 2A4
5.50%	04/25/35		8,383,491	8,400,141
Structured Asset Securities Corp., Series 1997-2, Class 2A4
7.25%	03/28/30		2,926	2,960
Structured Asset Securities Corp., Series 2001-15A, Class 4A1
2.18%	10/25/31	[3]	11,031	11,058
Structured Asset Securities Corp., Series 2003-26A, Class 3A5
2.44%	09/25/33	[3]	512,261	511,940
Structured Asset Securities Corp., Series 2003-34A, Class 5A4
2.45%	11/25/33	[3]	3,918,902	3,938,979
Structured Asset Securities Corp., Series 2005-17, Class 4A4
5.50%	10/25/35		8,717,214	8,826,241
Structured Asset Securities Corp., Series 2005-WF4, Class A4
0.53%	11/25/35	[3]	3,850,689	3,853,519
Structured Asset Securities Corp., Series 2006-BC5, Class A3
0.30%	12/25/36	[3]	4,577,874	4,583,390

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Structured Asset Securities Corp., Series 2006-WF1, Class A5
0.47%	02/25/36	[3]	$12,626,324	$12,445,837
Structured Asset Securities Corp., Series 2006-WF2, Class A3
0.32%	07/25/36	[3]	5,500,815	5,475,049
Structured Asset Securities Corp., Series 2006-WF2, Class A4
0.48%	07/25/36	[3]	43,826,000	41,118,035
Structured Asset Securities Corp., Series 2006-WF3, Class A1
0.31%	09/25/36	[3]	26,838,265	26,227,004
Structured Asset Securities Corp., Series 2006-WF3, Class A3
0.32%	09/25/36	[3]	3,602,119	3,558,388
Structured Asset Securities Corp., Series 2007-BC4, Class A3
0.40%	11/25/37	[3]	4,139,457	4,102,005
Suntrust Adjustable Rate Mortgage Loan Trust, Series 2007-3, Class 1A1
2.60%	06/25/37	[3]	13,394,420	12,203,910
Thornburg Mortgage Securities Trust, Series 2004-4, Class 2A
1.99%	12/25/44	[3]	335,177	325,928
Vanderbilt Acquisition Loan Trust, Series 2002-1, Class A4
6.57%	05/07/27	[3]	1,737,922	1,810,158
Wachovia Bank Commercial Mortgage Trust, Series 2006-AMN1, Class A3
0.40%	08/25/36	[3]	32,790,485	20,992,750
Wachovia Mortgage Loan Trust LLC, Series 2006-ALT1, Class A3
0.38%	01/25/37	[3]	31,935,812	23,368,666
WaMu Alternative Mortgage Pass-Through Certificates, Series 2005-3, Class 2A3
0.70%	05/25/35	[3]	7,267,307	6,047,119
WaMu Alternative Mortgage Pass-Through Certificates, Series 2005-4, Class CB13
0.67%	06/25/35	[3]	13,147,572	10,229,059
WaMu Alternative Mortgage Pass-Through Certificates, Series 2006-AR2, Class A1A
1.05%	04/25/46	[3]	53,380,375	42,513,358
WaMu Alternative Mortgage Pass-Through Certificates, Series 2006-AR3, Class A1A
1.08%	05/25/46	[3]	31,629,162	24,410,596
WaMu Alternative Mortgage Pass-Through Certificates, Series 2006-AR7, Class A1A
1.03%	09/25/46	[3]	8,498,239	5,842,098
WaMu Alternative Mortgage Pass-Through Certificates, Series 2007-1, Class 2A1
6.00%	01/25/22		689,212	673,854

See accompanying notes to Schedule of Portfolio Investments.

N-Q Report December 2014 / 69

Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
WaMu Alternative Mortgage Pass-Through Certificates, Series 2007-OA1, Class 2A
0.83%	12/25/46	[3]	$10,091,090	$7,092,401
WaMu Alternative Mortgage Pass-Through Certificates, Series 2007-OA2, Class 2A
0.81%	01/25/47	[3]	26,305,912	18,898,614
WaMu Alternative Mortgage Pass-Through Certificates, Series 2007-OA3, Class 2A
0.86%	02/25/47	[3]	41,225,651	29,236,985
WaMu Alternative Mortgage Pass-Through Certificates, Series 2007-OA3, Class 4A1
0.88%	04/25/47	[3]	2,618,901	2,117,939
WaMu Asset-Backed Certificates, Series 2007-HE1, Class 2A2
0.26%	01/25/37	[3]	5,780,074	3,396,175
WaMu Asset-Backed Certificates, Series 2007-HE1, Class 2A3
0.30%	01/25/37	[3]	53,356,581	31,249,981
WaMu Asset-Backed Certificates, Series 2007-HE1, Class 2A4
0.38%	01/25/37	[3]	17,910,903	10,599,377
WaMu Asset-Backed Certificates, Series 2007-HE2, Class 2A2
0.36%	04/25/37	[3]	40,472,031	20,607,791
WaMu Asset-Backed Certificates, Series 2007-HE2, Class 2A4
0.53%	04/25/37	[3]	14,306,888	7,420,597
WaMu Asset-Backed Certificates, Series 2007-HE3, Class 2A5
0.42%	05/25/47	[3]	9,918,707	7,090,130
WaMu Mortgage Pass-Through Certificates, Series 2002-AR1, Class 1A1
2.33%	11/25/30	[3]	501,476	501,402
WaMu Mortgage Pass-Through Certificates, Series 2002-AR18, Class A
2.50%	01/25/33	[3]	22,961	23,228
WaMu Mortgage Pass-Through Certificates, Series 2003-AR6, Class A1
2.44%	06/25/33	[3]	12,723,550	12,773,872
WaMu Mortgage Pass-Through Certificates, Series 2004-AR3, Class A2
2.37%	06/25/34	[3]	118,266	119,646
WaMu Mortgage Pass-Through Certificates, Series 2004-AR6, Class A
0.59%	05/25/44	[3]	127,345	124,812
WaMu Mortgage Pass-Through Certificates, Series 2005-AR1, Class A1A
0.49%	01/25/45	[3]	1,753,769	1,634,842
WaMu Mortgage Pass-Through Certificates, Series 2005-AR11, Class A1A
0.49%	08/25/45	[3]	85,626,417	80,939,732

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates, Series 2005-AR12, Class 1A6
2.33%	10/25/35	[3]	$3,650,000	$3,553,755
WaMu Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1A1
0.46%	10/25/45	[3]	2,723,072	2,569,845
WaMu Mortgage Pass-Through Certificates, Series 2005-AR14, Class 2A1
2.37%	12/25/35	[3]	10,987,477	10,144,287
WaMu Mortgage Pass-Through Certificates, Series 2005-AR15, Class A1A1
0.43%	11/25/45	[3]	56,549,261	52,295,625
WaMu Mortgage Pass-Through Certificates, Series 2005-AR17, Class A1A1
0.44%	12/25/45	[3]	14,809,095	13,790,096
WaMu Mortgage Pass-Through Certificates, Series 2005-AR19, Class A1A2
0.46%	12/25/45	[3]	17,875,376	17,126,221
WaMu Mortgage Pass-Through Certificates, Series 2005-AR2, Class 1A1A
0.50%	01/25/45	[3]	26,453,459	24,913,179
WaMu Mortgage Pass-Through Certificates, Series 2005-AR2, Class 2A1A
0.48%	01/25/45	[3]	2,806,639	2,638,044
WaMu Mortgage Pass-Through Certificates, Series 2005-AR6, Class 2A1A
0.40%	04/25/45	[3]	383,508	359,454
WaMu Mortgage Pass-Through Certificates, Series 2006-AR1, Class 2A1A
1.18%	01/25/46	[3]	72,418,134	70,220,417
WaMu Mortgage Pass-Through Certificates, Series 2006-AR16, Class 3A1
4.01%	12/25/36	[3]	1,701,690	1,554,903
WaMu Mortgage Pass-Through Certificates, Series 2006-AR3, Class A1A
1.11%	02/25/46	[3]	1,673,137	1,565,492
WaMu Mortgage Pass-Through Certificates, Series 2006-AR4, Class 1A1A
1.06%	05/25/46	[3]	11,809,108	11,004,518
WaMu Mortgage Pass-Through Certificates, Series 2006-AR7, Class 2A
1.09%	07/25/46	[3]	16,792,201	14,226,596
WaMu Mortgage Pass-Through Certificates, Series 2006-AR9, Class 2A
2.16%	08/25/46	[3]	1,690,963	1,535,615
WaMu Mortgage Pass-Through Certificates, Series 2007-HE2, Class 2A3
0.42%	04/25/37	[3]	40,646,140	20,877,362
WaMu Mortgage Pass-Through Certificates, Series 2007-HY1, Class 1A1
2.19%	02/25/37	[3]	2,192,920	1,837,947

See accompanying notes to Schedule of Portfolio Investments.

70 / N-Q Report December 2014

Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates,
Series 2007-HY1, Class 4A1
2.36%	02/25/37	[3]	$2,635,046	$2,328,363
WaMu Mortgage Pass-Through Certificates,
Series 2007-HY6, Class 2A1
2.41%	06/25/37	[3]	783,443	694,750
WaMu Mortgage Pass-Through Certificates,
Series 2007-HY7, Class 4A2
4.57%	07/25/37	[3]	694,193	649,802
WaMu Mortgage Pass-Through Certificates,
Series 2007-OA1, Class A1A
0.81%	02/25/47	[3]	29,064,767	23,767,975
WaMu Mortgage Pass-Through Certificates,
Series 2007-OA3, Class 5A
1.91%	04/25/47	[3]	6,863,775	5,276,046
Wells Fargo Alternative Loan Trust,
Series 2007-PA5, Class 1A1
6.25%	11/25/37		577,378	553,488
Wells Fargo Home Equity Trust,
Series 2004-2, Class AI6
5.00%	05/25/34	[3]	1,273,448	1,282,657
Wells Fargo Mortgage-Backed Securities
Trust, Series 2003-17, Class 2A10
5.50%	01/25/34		6,824,320	6,940,363
Wells Fargo Mortgage-Backed Securities
Trust, Series 2003-M, Class A1
2.62%	12/25/33	[3]	2,234,313	2,243,015
Wells Fargo Mortgage-Backed Securities
Trust, Series 2004-L, Class A8
2.63%	07/25/34	[3]	551,391	551,595
Wells Fargo Mortgage-Backed Securities
Trust, Series 2004-S, Class A1
2.62%	09/25/34	[3]	5,858,629	5,986,341
Wells Fargo Mortgage-Backed Securities
Trust, Series 2005-AR10, Class 2A14
2.61%	06/25/35	[3]	2,489,247	2,493,615
Wells Fargo Mortgage-Backed Securities
Trust, Series 2005-AR10, Class 2A17
2.61%	06/25/35	[3]	58,467,333	58,810,770
Wells Fargo Mortgage-Backed Securities
Trust, Series 2006-10, Class A4
6.00%	08/25/36		5,792,981	5,948,588
Wells Fargo Mortgage-Backed Securities
Trust, Series 2006-2, Class 2A3
5.50%	03/25/36		684,619	660,314
Wells Fargo Mortgage-Backed Securities
Trust, Series 2006-AR1, Class 1A1
5.57%	03/25/36	[3]	9,169,889	8,920,711
Wells Fargo Mortgage-Backed Securities
Trust, Series 2006-AR10, Class 5A1
2.62%	07/25/36	[3]	552,323	535,457

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Wells Fargo Mortgage-Backed Securities
Trust, Series 2006-AR10, Class 5A2
2.62%	07/25/36	[3]	$ 187,315	$181,595
Wells Fargo Mortgage-Backed Securities
Trust, Series 2006-AR10, Class 5A3
2.62%	07/25/36	[3]	400,605	388,429
Wells Fargo Mortgage-Backed Securities
Trust, Series 2006-AR10, Class 5A6
2.62%	07/25/36	[3]	2,341,729	2,270,553
Wells Fargo Mortgage-Backed Securities
Trust, Series 2006-AR17, Class A1
2.61%	10/25/36	[3]	5,780,216	5,453,018
Wells Fargo Mortgage-Backed Securities
Trust, Series 2006-AR8, Class 1A3
2.61%	04/25/36	[3]	23,782	23,728
Wells Fargo Mortgage-Backed Securities
Trust, Series 2007-5, Class 1A1
5.50%	05/25/37		9,139,109	9,222,984

				5,546,289,706

U.S. Agency Mortgage-Backed — 24.56%
Fannie Mae Aces, Series 2014-M6, Class FA
0.46%	12/25/17		80,658,102	80,087,446
Fannie Mae FNCL (TBA)
4.50%	01/01/40		607,810,000	659,758,761
Fannie Mae Pool (TBA)
2.50%	01/25/28		213,390,000	217,457,747
3.00%	01/25/27		129,580,000	134,742,953
3.00%	01/25/43		1,992,630,000	2,017,070,902
3.50%	01/25/26		64,500,000	68,173,478
3.50%	01/25/44		1,490,165,000	1,553,497,206
4.00%	01/25/44		1,041,815,000	1,111,962,508
4.50%	07/01/19		61,906,108	67,754,975
Fannie Mae Pool 190375
5.50%	11/01/36		2,441,652	2,731,653
Fannie Mae Pool 254232
6.50%	03/01/22		48,340	55,084
Fannie Mae Pool 313182
7.50%	10/01/26		5,090	5,746
Fannie Mae Pool 394854
6.50%	05/01/27		2,210	2,547
Fannie Mae Pool 464367
4.54%	01/01/20		5,136,693	5,668,523
Fannie Mae Pool 466766
3.88%	12/01/20		18,576,792	20,184,835
Fannie Mae Pool 467243
4.55%	01/01/21		2,621,389	2,932,068
Fannie Mae Pool 468128
4.33%	07/01/21		1,970,000	2,193,594

See accompanying notes to Schedule of Portfolio Investments.

N-Q Report December 2014 / 71

Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 468551
3.98%	07/01/21		$10,252,500	$11,195,503
Fannie Mae Pool 468587
3.84%	08/01/21		770,038	834,742
Fannie Mae Pool 468764
4.16%	07/01/21		28,200,000	31,113,209
Fannie Mae Pool 545191
7.00%	09/01/31		14,721	17,115
Fannie Mae Pool 545831
6.50%	08/01/17		15,134	15,893
Fannie Mae Pool 555284
7.50%	10/01/17		2,187	2,304
Fannie Mae Pool 606108
7.00%	03/01/31		5,754	6,027
Fannie Mae Pool 613142
7.00%	11/01/31		19,789	23,132
Fannie Mae Pool 625666
7.00%	01/01/32		19,260	22,496
Fannie Mae Pool 633698
7.50%	02/01/31		79,716	87,560
Fannie Mae Pool 646884
1.79%	05/01/32	[3]	5,866	6,033
Fannie Mae Pool 655928
7.00%	08/01/32		264,344	304,900
Fannie Mae Pool 725257
5.50%	02/01/34		2,626,537	2,957,960
Fannie Mae Pool 734922
4.50%	09/01/33		4,270,474	4,695,691
Fannie Mae Pool 735207
7.00%	04/01/34		50,849	60,677
Fannie Mae Pool 735224
5.50%	02/01/35		10,971,298	12,354,601
Fannie Mae Pool 735646
4.50%	07/01/20		2,844,589	3,011,536
Fannie Mae Pool 735651
4.50%	06/01/35		11,614,018	12,642,606
Fannie Mae Pool 735686
6.50%	12/01/22		84,656	96,451
Fannie Mae Pool 740297
5.50%	10/01/33		5,513	6,210
Fannie Mae Pool 745592
5.00%	01/01/21		14,998	16,105
Fannie Mae Pool 817611
5.38%	11/01/35	[3]	748,315	802,692
Fannie Mae Pool 839109
5.39%	11/01/35	[3]	15,895	16,987
Fannie Mae Pool 841031
5.16%	11/01/35	[3]	70,531	75,567

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 844773
5.33%	12/01/35	[3]	$15,400	$16,479
Fannie Mae Pool 888412
7.00%	04/01/37		1,458,534	1,634,037
Fannie Mae Pool 889125
5.00%	12/01/21		9,197,178	9,803,289
Fannie Mae Pool 889184
5.50%	09/01/36		10,080,696	11,352,708
Fannie Mae Pool 918445
6.00%	05/01/37	[3]	111,098	119,639
Fannie Mae Pool 933033
6.50%	10/01/37		2,476,981	2,795,118
Fannie Mae Pool AB1613
4.00%	10/01/40		71,262,102	76,732,595
Fannie Mae Pool AB1803
4.00%	11/01/40		75,259,914	81,331,329
Fannie Mae Pool AB2127
3.50%	01/01/26		49,962,829	53,045,535
Fannie Mae Pool AB3679
3.50%	10/01/41		26,330,199	27,592,738
Fannie Mae Pool AB3864
3.50%	11/01/41		20,884,957	21,939,087
Fannie Mae Pool AB4045
3.50%	12/01/41		21,748,579	22,843,656
Fannie Mae Pool AB9703
3.50%	06/01/43		51,438,219	53,650,466
Fannie Mae Pool AD0791
4.76%	02/01/20		15,161,336	16,825,226
Fannie Mae Pool AD0849
4.25%	02/01/20		28,915,141	31,832,763
Fannie Mae Pool AD0850
4.31%	02/01/20		48,403,060	53,153,050
Fannie Mae Pool AE0482
5.50%	01/01/38		23,831,210	26,911,498
Fannie Mae Pool AE0600
3.98%	11/01/20		40,556,486	44,302,370
Fannie Mae Pool AE0605
4.67%	07/01/20		31,507,197	35,050,961
Fannie Mae Pool AE0918
3.66%	10/01/20		6,101,744	6,589,608
Fannie Mae Pool AH3780
4.00%	02/01/41		30,848,948	33,335,443
Fannie Mae Pool AJ0764
4.50%	09/01/41		49,964	54,328
Fannie Mae Pool AJ1404
4.00%	09/01/41		52,829,372	56,719,769
Fannie Mae Pool AJ4087
3.00%	10/01/26		53,103	55,354

See accompanying notes to Schedule of Portfolio Investments.

72 / N-Q Report December 2014

Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool AL0209
4.50%	05/01/41		$47,534,499	$52,635,602
Fannie Mae Pool AL0290
4.45%	04/01/21		32,511,521	36,436,501
Fannie Mae Pool AL0600
4.30%	07/01/21		4,660,039	5,184,492
Fannie Mae Pool AL0834
4.06%	10/01/21		39,145,466	43,045,487
Fannie Mae Pool AL0851
6.00%	10/01/40		49,909,834	56,711,265
Fannie Mae Pool AL1410
4.50%	12/01/41		57,885,259	62,914,038
Fannie Mae Pool AL1445
4.34%	11/01/21		80,179,647	89,215,599
Fannie Mae Pool AL2602
2.65%	10/01/22		116,303	118,133
Fannie Mae Pool AL2669
4.48%	09/01/21		35,072,370	39,245,230
Fannie Mae Pool AL3306
2.46%	04/01/23		43,540	43,673
Fannie Mae Pool AL4597
4.00%	01/01/44		109,464,233	118,285,496
Fannie Mae Pool AL5866
2.75%	08/01/22		183,436,101	185,843,076
Fannie Mae Pool AM7028
0.40%	10/01/19	[3]	40,000,000	40,047,526
Fannie Mae Pool AU3739
3.50%	08/01/43		73,078,223	76,700,736
Fannie Mae Pool FN0000
3.58%	09/01/20		10,862,393	11,648,896
Fannie Mae Pool FN0001
3.76%	12/01/20		26,097,997	28,165,096
Fannie Mae Pool FN0002
3.31%	12/01/17		1,445,872	1,512,029
Fannie Mae Pool FN0003
4.30%	01/01/21		8,291,597	9,197,725
Fannie Mae Pool FN0005
3.38%	11/01/20		41,540,518	44,184,047
Fannie Mae Pool FN0007
3.46%	11/01/20		80,000	85,472
Fannie Mae Pool FN0010
3.84%	09/01/20		339,157	366,564
Fannie Mae Pool MA1177
3.50%	09/01/42		127,203,846	132,674,610
Fannie Mae Pool MA1527
3.00%	07/01/33		125,093,926	129,114,445
Fannie Mae Pool MA1561
3.00%	09/01/33		77,162,809	79,618,901

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool MA1582
3.50%	09/01/43		$33,704,837	$35,154,409
Fannie Mae Pool MA1584
3.50%	09/01/33		146,788,026	154,890,037
Fannie Mae REMICS, Series 1998-37, Class VZ
6.00%	06/17/28		23,153	25,531
Fannie Mae REMICS, Series 2005-122, Class SG (IO)
6.43%	11/25/35	[3]	232,853	37,937
Fannie Mae REMICS, Series 2006-49, Class SE
28.32%	04/25/36	[3]	6,739,105	10,362,313
Fannie Mae REMICS, Series 2007-17, Class SI (IO)
6.23%	03/25/37	[3]	7,768,273	827,382
Fannie Mae REMICS, Series 2010-116, Class SE (IO)
6.43%	10/25/40	[3]	13,437,892	2,353,700
Fannie Mae REMICS, Series 2010-135, Class EA
3.00%	01/25/40		45,433	47,018
Fannie Mae REMICS, Series 2011-2, Class PD
4.00%	12/25/39		127,000	137,523
Fannie Mae REMICS, Series 2013-101, Class BO (PO)
0.00%	10/25/43	[12]	35,440,362	28,089,566
Fannie Mae REMICS, Series 2013-101, Class CO (PO)
0.00%	10/25/43	[12]	21,744,331	17,300,594
Fannie Mae REMICS, Series G92-12, Class B
7.70%	02/25/22		444	476
Fannie Mae Whole Loan, Series 2003-W2, Class 2A9
5.90%	07/25/42		48,489	54,563
Fannie Mae, Pool MA1608
3.50%	10/01/33		99,489,660	104,856,664
Fannie Mae, Series 1988-28, Class H
9.05%	12/25/18		971	1,034
Fannie Mae, Series 1989-27, Class Y
6.90%	06/25/19		332	354
Fannie Mae, Series 1991-65, Class Z
6.50%	06/25/21		7,671	8,308
Fannie Mae, Series 1992-123, Class Z
7.50%	07/25/22		1,627	1,818
Fannie Mae, Series 1993-132, Class D (PO)
0.00%	10/25/22	[12]	82,047	78,558
Fannie Mae, Series 1993-199, Class SD (IO)
0.88%	10/25/23	[3]	105,517	1,032

See accompanying notes to Schedule of Portfolio Investments.

N-Q Report December 2014 / 73

Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae, Series 1993-29, Class PK
7.00%	03/25/23		$18,102	$19,853
Fannie Mae, Series 1994-55, Class H
7.00%	03/25/24		33,814	37,357
Fannie Mae, Series 1997-34, Class SA
3.72%	10/25/23	[3]	8,579	9,960
Fannie Mae, Series 1999-11, Class Z
5.50%	03/25/29		78,743	86,905
Fannie Mae, Series 2001-52, Class YZ
6.50%	10/25/31		248,828	281,455
Fannie Mae, Series 2005-104, Class NI (IO)
6.53%	03/25/35	[3]	40,742,284	5,122,383
Fannie Mae, Series 2005-117, Class LC
5.50%	11/25/35		21,619,824	23,572,570
Fannie Mae, Series 2005-92, Class US (IO)
5.93%	10/25/25	[3]	15,424,319	2,091,864
Fannie Mae, Series 2006-18, Class PD
5.50%	08/25/34		451,809	466,821
Fannie Mae, Series 2006-4, Class WE
4.50%	02/25/36		191,618	205,892
Fannie Mae, Series 2007-34, Class SB (IO)
5.94%	04/25/37	[3]	11,009,516	2,112,191
Fannie Mae, Series 2008-24, Class NA
6.75%	06/25/37		3,074,576	3,332,799
Fannie Mae, Series 2010-17, Class SB (IO)
6.18%	03/25/40	[3]	20,320,400	3,148,343
Fannie Mae, Series 2010-43, Class KS (IO)
6.25%	05/25/40	[3]	37,067,309	6,806,069
Fannie Mae, Series 2011-101, Class HE
4.00%	10/25/41		10,100,000	10,924,556
Fannie Mae, Series 2011-111, Class DB
4.00%	11/25/41		24,977,334	27,705,302
Fannie Mae, Series 2012-M12, Class 1A
2.84%	08/25/22	[3]	143,931,768	147,883,076
Fannie Mae, Series 2012-M15, Class A
2.66%	10/25/22	[3]	114,057,691	115,514,778
Fannie Mae, Series 2014-M12, Class FA
0.45%	10/25/21		182,742,006	183,843,510
Fannie Mae, Series 2014-M8, Class A1
2.35%	06/25/24		7,974,910	8,041,293
Fannie Mae, Series 2014-M8, Class FA
0.42%	05/25/18		132,530,883	132,646,980
Fannie Mae, Series G92-36, Class Z
7.00%	07/25/22		253	273
Fannie Mae, Series G93-21, Class Z
7.20%	05/25/23		6,940	7,887
Federal Home Loan Bank (STEP)
0.75%	05/26/28		112,670,000	112,788,185

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool A24156
6.50%	10/01/31	$632,175	$718,686
Freddie Mac Gold Pool A25162
5.50%	05/01/34	5,446,465	6,130,046
Freddie Mac Gold Pool A39012
5.50%	06/01/35	99,187	112,116
Freddie Mac Gold Pool A54856
5.00%	01/01/34	8,888,536	9,839,017
Freddie Mac Gold Pool A61164
5.00%	04/01/36	35,879	39,667
Freddie Mac Gold Pool A97038
4.00%	02/01/41	26,733,922	28,678,012
Freddie Mac Gold Pool C01492
5.00%	02/01/33	1,919,202	2,120,433
Freddie Mac Gold Pool C04546
3.00%	02/01/43	33,455,319	33,875,632
Freddie Mac Gold Pool C04573
3.00%	03/01/43	41,259,879	41,931,590
Freddie Mac Gold Pool C46104
6.50%	09/01/29	40,268	46,919
Freddie Mac Gold Pool C55789
7.50%	10/01/27	19,545	22,221
Freddie Mac Gold Pool C90573
6.50%	08/01/22	134,324	152,713
Freddie Mac Gold Pool E02402
6.00%	10/01/22	36,717	40,705
Freddie Mac Gold Pool G00992
7.00%	11/01/28	2,517	2,927
Freddie Mac Gold Pool G01515
5.00%	02/01/33	1,806,204	1,995,109
Freddie Mac Gold Pool G02579
5.00%	12/01/34	2,370,472	2,625,713
Freddie Mac Gold Pool G02884
6.00%	04/01/37	8,255,623	9,413,134
Freddie Mac Gold Pool G02955
5.50%	03/01/37	8,508,475	9,695,098
Freddie Mac Gold Pool G03357
5.50%	08/01/37	3,142,708	3,538,619
Freddie Mac Gold Pool G03676
5.50%	12/01/37	6,562,342	7,427,887
Freddie Mac Gold Pool G03783
5.50%	01/01/38	4,384,592	4,941,063
Freddie Mac Gold Pool G03985
6.00%	03/01/38	75,842	85,806
Freddie Mac Gold Pool G04438
5.50%	05/01/38	13,611,473	15,395,318
Freddie Mac Gold Pool G04703
5.50%	08/01/38	14,052,641	15,757,769

See accompanying notes to Schedule of Portfolio Investments.

74 / N-Q Report December 2014

Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool G04706
5.50%	09/01/38	$410,948	$468,260
Freddie Mac Gold Pool G05866
4.50%	02/01/40	38,128,227	42,236,764
Freddie Mac Gold Pool G06361
4.00%	03/01/41	48,518	52,320
Freddie Mac Gold Pool G06498
4.00%	04/01/41	49,579,355	53,339,453
Freddie Mac Gold Pool G06499
4.00%	03/01/41	23,178,591	24,900,687
Freddie Mac Gold Pool G06620
4.50%	07/01/41	60,207,015	65,879,448
Freddie Mac Gold Pool G07786
4.00%	08/01/44	446,158,378	480,491,680
Freddie Mac Gold Pool G11707
6.00%	03/01/20	913,087	970,305
Freddie Mac Gold Pool G12393
5.50%	10/01/21	7,553,365	8,190,938
Freddie Mac Gold Pool G12399
6.00%	09/01/21	4,140	4,537
Freddie Mac Gold Pool G12824
6.00%	08/01/22	3,555,784	3,910,333
Freddie Mac Gold Pool G12909
6.00%	11/01/22	9,565,212	10,537,159
Freddie Mac Gold Pool G13032
6.00%	09/01/22	1,884,206	2,057,005
Freddie Mac Gold Pool G13058
4.50%	10/01/20	5,251,921	5,527,686
Freddie Mac Gold Pool H00790
5.50%	05/01/37	84,179	93,156
Freddie Mac Gold Pool H03161
6.50%	08/01/37	8,573	9,439
Freddie Mac Gold Pool H05069
5.50%	05/01/37	4,506,915	5,004,969
Freddie Mac Gold Pool H09082
6.50%	09/01/37	9,586	10,818
Freddie Mac Gold Pool Q05804
4.00%	01/01/42	76,745,523	82,772,750
Freddie Mac Gold Pool U95034
4.00%	09/01/42	58,496,222	62,951,988
Freddie Mac Gold Pool U99054
4.00%	06/01/43	62,467,041	67,225,271
Freddie Mac Gold Pool U99114
3.50%	02/01/44	19,899,870	20,719,963
Freddie Mac Gold Pool V80356
3.50%	08/01/43	76,612,046	80,082,089

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K010, Class A2
4.33%	10/25/20		$60,000	$66,580
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K013, Class A2
3.97%	01/25/21	[3]	22,640,000	24,735,287
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K038, Class A2
3.39%	03/25/24		86,940,000	91,998,074
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K041, Class A2
3.17%	10/25/24		7,085,000	7,366,824
Freddie Mac Multi-Family Structured Pass-Through Certificates, Series KF03, Class A
0.50%	01/25/21		45,959,894	46,046,068
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF06, Class A
0.53%	11/25/21		164,455,000	164,665,437
Freddie Mac Pool G07408
3.50%	06/01/43		41,207,629	43,122,035
Freddie Mac Pool U99097
3.50%	07/01/43		119,771,942	125,040,023
Freddie Mac REMICS, Series 2313, Class LA
6.50%	05/15/31		31,561	35,889
Freddie Mac REMICS, Series 2649, Class PC
5.50%	07/15/33		53,113	56,018
Freddie Mac REMICS, Series 3019, Class SW (IO)
7.04%	08/15/35	[3]	4,729,170	1,052,364
Freddie Mac REMICS, Series 3300,
Class SA (IO)
7.04%	08/15/35	[3]	2,090,871	321,109
Freddie Mac REMICS, Series 3730, Class JG
3.00%	09/15/39		56,737	58,233
Freddie Mac REMICS, Series 3891,
Class HS (IO)
5.79%	07/15/41	[3]	19,592,514	2,239,219
Freddie Mac REMICS, Series 4102,
Class TC
2.50%	09/15/41		37,042,422	37,534,358
Freddie Mac Strips, Series 309,
Class PO (PO)
0.00%	08/15/43	[12]	56,059,590	45,615,343
Freddie Mac Strips, Series 319, Class F2
0.66%	11/15/43	[3]	11,397,059	11,454,843

See accompanying notes to Schedule of Portfolio Investments.

N-Q Report December 2014 / 75

Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac, Series 1004, Class H
7.95%	10/15/20		$292	$317
Freddie Mac, Series 1073, Class G
7.00%	05/15/21		1,262	1,380
Freddie Mac, Series 1107, Class ZC
6.50%	07/15/21		5,542	5,993
Freddie Mac, Series 165, Class K
6.50%	09/15/21		120	129
Freddie Mac, Series 1980, Class Z
7.00%	07/15/27		180,670	204,604
Freddie Mac, Series 1983, Class Z
6.50%	12/15/23		92,213	101,836
Freddie Mac, Series 2098, Class TZ
6.00%	01/15/28		793,799	807,776
Freddie Mac, Series 2174, Class PN
6.00%	07/15/29		45,477	51,591
Freddie Mac, Series 2433, Class SA
20.51%	02/15/32	[3]	26,017	36,584
Freddie Mac, Series 2481, Class AW
6.50%	08/15/32		104,683	116,992
Freddie Mac, Series 2642, Class BW (IO)
5.00%	06/15/23		51,652	4,379
Freddie Mac, Series 2971, Class AB
5.00%	05/15/20		9,109	9,525
Freddie Mac, Series 3063, Class YG
5.50%	11/15/35		8,794,000	9,815,654
Freddie Mac, Series 3210, Class PD
6.00%	08/15/35		99,672	101,482
Freddie Mac, Series 3345, Class FP
0.36%	11/15/36	[3]	3,753,611	3,756,564
Freddie Mac, Series 3345, Class PF
0.34%	05/15/36	[3]	4,403,675	4,409,162
Freddie Mac, Series 3707, Class EI (IO)
5.00%	12/15/38		46,032,775	6,895,885
Freddie Mac, Series 3752, Class XL
4.50%	11/15/40		66,277,000	74,365,412
Freddie Mac, Series 3904, Class JB
4.50%	08/15/41		18,155,000	19,973,305
Freddie Mac, Series 3925, Class LB
4.50%	09/15/41		9,215,000	10,931,578
Freddie Mac, Series 3928, Class JD
4.00%	09/15/41		32,095,702	34,850,621
Freddie Mac, Series 4161, Class BA
2.50%	12/15/41		53,979,042	54,633,453
Freddie Mac, Series K020, Class A2
2.37%	05/25/40		110,155,000	109,815,007
Freddie Mac, Series KF02, Class A1
0.55%	07/25/20		69,176,790	69,376,822

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac, Series KF05, Class A
0.51%	09/25/21		$255,291,905	$255,608,020
Freddie Mac, Series KX01, Class A
2.36%	02/25/23		89,176,447	89,870,748
Ginnie Mae I Pool 782817
4.50%	11/15/39		43,648,067	47,919,494
Ginnie Mae II Pool (TBA)
3.00%	01/20/43		73,755,000	75,429,469
3.50%	12/20/43		95,355,000	100,100,402
4.00%	01/20/41		332,090,000	356,036,794
4.50%	12/21/44		188,735,000	206,244,597
Ginnie Mae II Pool 2631
7.00%	08/20/28		4,406	5,133
Ginnie Mae II Pool 80968
1.62%	07/20/34	[3]	31,861	32,988
Ginnie Mae II Pool 81267
1.62%	03/20/35	[3]	63,825	66,550
Ginnie Mae II Pool 8631
2.00%	05/20/25	[3]	9,918	10,298
Ginnie Mae II Pool 8644
2.50%	06/20/25	[3]	16,431	16,946
Ginnie Mae II Pool G281432
1.62%	08/20/35	[3]	57,537	60,110
Ginnie Mae II Pool G281497
1.62%	10/20/35	[3]	53,742	56,070
Ginnie Mae, Series 2000-22, Class SG (IO)
10.64%	05/16/30	[3]	274,852	41,433
Ginnie Mae, Series 2003-86, Class ZK
5.00%	10/20/33		19,993,616	21,856,310
Ginnie Mae, Series 2004-93, Class PC
5.00%	04/16/34		186,117	196,661
Ginnie Mae, Series 2005-78, Class ZA
5.00%	10/16/35		24,646,922	28,046,596
Ginnie Mae, Series 2007-35, Class PY (IO)
6.59%	06/16/37	[3]	34,898,233	6,530,800
Ginnie Mae, Series 2009-106, Class SD (IO)
6.08%	03/20/36	[3]	30,178,141	4,167,589
Ginnie Mae, Series 2009-106, Class XI (IO)
6.64%	05/20/37	[3]	78,314,660	13,066,417
Ginnie Mae, Series 2009-124, Class SC (IO)
6.32%	12/20/39	[3]	14,216,920	2,149,634
Ginnie Mae, Series 2009-17, Class P
4.00%	08/16/38		43,017	45,114
Ginnie Mae, Series 2010-4, Class SL (IO)
6.24%	01/16/40	[3]	158,085	26,813
Ginnie Mae, Series 2010-4, Class SM (IO)
5.64%	01/16/40	[3]	28,742,651	3,346,044
Ginnie Mae, Series 2010-6, Class BS (IO)
6.34%	09/16/39	[3]	12,634,750	1,481,720

See accompanying notes to Schedule of Portfolio Investments.

76 / N-Q Report December 2014

Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae, Series 2011-146, Class EI (IO)
5.00%	11/16/41		$142,721	$31,962
Ginnie Mae, Series 2013-113, Class LY
3.00%	05/20/43		51,184,000	50,915,150
NCUA Guaranteed Notes, Series 2010-C1, Class A2
2.90%	10/29/20		773,000	794,871
NCUA Guaranteed Notes, Series 2010-R1, Class 1A
0.61%	10/07/20	[3]	29,250,465	29,431,554
NCUA Guaranteed Notes, Series 2010-R3, Class 1A
0.72%	12/08/20	[3]	42,157,233	42,533,520
NCUA Guaranteed Notes, Series 2010-R3, Class 2A
0.72%	12/08/20	[3]	35,369,478	35,703,189
NCUA Guaranteed Notes, Series 2011-C1, Class 2A
0.69%	03/09/21	[3]	4,072,518	4,101,769
NCUA Guaranteed Notes, Series 2011-R6, Class 1A
0.54%	05/07/20	[3]	18,009	18,023

				12,665,846,588

Total Mortgage-Backed
(Cost $19,203,548,403)				19,884,631,223

MUNICIPAL BONDS — 1.11%*
California — 0.26%
Los Angeles Department of Water & Power, Build America Bonds, Series SY
6.01%	07/01/39		350,000	447,094
State of California, Build America Bonds
5.70%	11/01/21		8,940,000	10,599,890
6.65%	03/01/22		4,245,000	5,254,970
7.30%	10/01/39		12,565,000	18,520,684
7.35%	11/01/39		25,000,000	37,055,000
7.95%	03/01/36		7,350,000	9,093,641
State of California, Build America Bonds, Various Purpose
7.50%	04/01/34		3,885,000	5,779,248
State of California, Taxable, Various Purpose
5.50%	03/01/16		8,450,000	8,935,453
6.20%	03/01/19		10,675,000	12,276,570
University of California, Floating Rate Notes, Series Y, Class 1
0.66%	07/01/41	[3]	12,485,000	12,508,846
University of California, Floating Rate Notes, Series Y, Class 2
0.66%	07/01/41	[3]	15,000,000	15,028,650

				135,500,046

Issues	Maturity Date	Principal Amount	Value
MUNICIPAL BONDS (continued)
Illinois — 0.37%
State of Illinois, Build America Bonds
6.20%	07/01/21	$30,175,000	$33,260,394
7.10%	07/01/35	25,280,000	28,734,006
7.35%	07/01/35	11,720,000	13,797,370
State of Illinois, Build America Bonds, Series S
6.63%	02/01/35	13,210,000	14,720,299
State of Illinois, Taxable Bonds
4.95%	06/01/23	31,825,000	33,362,784
5.66%	03/01/18	2,850,000	3,129,927
5.88%	03/01/19	16,000,000	17,681,920
State of Illinois, Taxable Pension Bonds
4.35%	06/01/18	8,885,000	9,294,243
5.10%	06/01/33	38,246,000	38,004,668

			191,985,611

New York — 0.21%
City of New York, Build America Bonds
4.77%	10/01/23	4,420,000	4,938,024
5.05%	10/01/24	13,820,000	15,723,152
5.52%	10/01/37	6,075,000	7,425,229
5.82%	10/01/31	220,000	252,241
City of New York, Build America Bonds, Series F1
6.65%	12/01/31	46,470,000	55,563,250
Fiscal Year 2005 Securitization Corp., Special Obligation, Series B
4.93%	04/01/20	60,000	65,578
New York City Municipal Water Finance Authority, Build America Bonds, Series SE
6.49%	06/15/42	3,405,000	3,952,252
New York City Water & Sewer System, Taxable Bonds
5.88%	06/15/44	2,610,000	3,527,180
New York State Urban Development Corp., Series F
3.20%	03/15/22	15,870,000	16,395,614

			107,842,520

Texas — 0.27%
City of Houston Texas, Taxable Pension
Obligation, Series A
6.29%	03/01/32	78,145,000	99,038,629
State of Texas, Build America Bonds
5.52%	04/01/39	29,280,000	38,730,998

			137,769,627

Total Municipal Bonds
(Cost $534,221,404)			573,097,804

See accompanying notes to Schedule of Portfolio Investments.

N-Q Report December 2014 / 77

Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
U.S. AGENCY SECURITIES — 1.43%
U.S. Agency Securities — 1.43%
Federal Farm Credit Bank
0.19%	05/08/17	[3]	$290,370,000	$290,715,250
0.20%	04/26/17	[3]	152,825,000	152,936,868
0.21%	04/17/17	[3]	27,465,000	27,491,888
0.21%	05/24/17	[3]	70,685,000	70,792,865
0.22%	02/27/17	[3]	133,065,000	133,301,989
Federal Home Loan Bank
0.22%	10/07/15	[3]	61,965,000	62,020,397

Total U.S. Agency Securities
(Cost $736,350,807)				737,259,257

U.S. TREASURY SECURITIES — 32.01%
U.S. Treasury Bonds — 7.00%
U.S. Treasury Bonds
2.75%	08/15/42		59,290,000	59,280,751
3.00%	11/15/44		136,640,000	143,642,800
3.12%	02/15/42		155,870,000	167,816,033
3.12%	08/15/44		1,652,120,000	1,778,879,897
3.62%	02/15/44		43,800,000	51,550,541
3.75%	11/15/43		583,360,000	701,353,894
U.S. Treasury Bonds — Treasury Inflation
Indexed Bonds
1.38%	02/15/44	[13]	512,175,000	593,166,847
U.S. Treasury Bonds (Strip Principal)
0.00%	11/15/27	[12]	159,440,000	116,402,305

				3,612,093,068

U.S. Treasury Notes — 25.01%
U.S. Treasury Notes
0.50%	06/30/16		750,000,000	750,172,973
0.50%	07/31/16		1,145,825,000	1,146,094,051
0.50%	08/31/16		942,260,000	941,966,015
0.50%	09/30/16		1,009,920,000	1,008,815,148
0.62%	08/31/17		131,675,000	130,383,973
0.88%	09/15/16		659,570,000	662,923,716
0.88%	05/15/17		403,565,000	403,817,228
0.88%	07/15/17		339,960,000	339,513,779
1.38%	07/31/18		263,000,000	263,280,934
1.50%	10/31/19		511,845,000	508,765,740
2.12%	01/31/21		419,265,000	425,586,678
2.25%	11/15/24		1,530,050,000	1,540,569,094
2.38%	08/15/24		1,450,705,000	1,476,862,270
2.50%	05/15/24		238,815,000	246,035,333
2.75%	11/15/23		440,687,000	463,719,770
2.75%	02/15/24		1,301,735,000	1,369,873,017
U.S. Treasury Notes — Treasury Inflation
Indexed Notes
0.12%	04/15/16	[13]	553,170,000	593,401,566

Issues	Maturity Date		Principal Amount	Value
U.S. TREASURY SECURITIES (continued)
U.S. Treasury Notes (continued)
0.12%	04/15/17	[13]	$134,910,000	$141,183,804
0.12%	07/15/24	[13]	396,420,000	382,430,771
0.50%	04/15/15	[13]	41,030,000	44,380,448
1.62%	01/15/15	[13]	46,685,000	57,969,310

				12,897,745,618

Total U.S. Treasury Securities
(Cost $16,146,175,985)				16,509,838,686

Total Bonds – 96.68%
(Cost $48,503,394,150)				49,867,608,440

Issues			Shares	Value
COMMON STOCK — 0.01%
Electric — 0.01%
Dynegy, Inc.[10]			132,538	4,022,523

Total Common Stock
(Cost $2,548,702)

Issues			Contracts	Value
CALL OPTIONS PURCHASED — 0.01%
Call Options Purchased — 0.01%
Eurodollar One Year Mid-curve Option, Call,
Strike $99.125, Expires 03/13/15			3,000	262,500
IMM Eurodollar Future Options, Call, Strike
$99.375, Expires 06/15/15			7,500	4,078,125
IMM Eurodollar Future Options, Call, Strike
$99.63, Expires 03/16/15			2,300	575,000

Total Call Options Purchased
(Cost $4,266,323)				4,915,625

Issues			Contracts	Value
PUT OPTIONS PURCHASED — 0.03%
Put Options Purchased — 0.03%
Eurodollar One Year Mid-curve Option, Put, Strike $98.625, Expires 06/12/15			10,000	6,437,500
Eurodollar One Year Mid-curve Option, Put, Strike $99.00, Expires 03/13/15			10,000	6,187,500
IMM Eurodollar Future Options, Put, Strike $99.375, Expires 09/14/15			10,000	3,937,500
IMM Eurodollar Future Options, Put, Strike $99.50, Expires 03/16/15			2,000	12,500
IMM Eurodollar Future Options, Put, Strike $99.625, Expires 03/16/15			5,000	125,000
IMM Eurodollar Future Options, Put, Strike $99.625, Expires 06/15/15			5,050	1,388,750

Total Put Options Purchased
(Cost $14,972,758)				18,088,750

See accompanying notes to Schedule of Portfolio Investments.

78 / N-Q Report December 2014

Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Notional Amount (000’s)	Value
PURCHASED SWAPTIONS — 0.03%
Option to enter into a 5-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 5.00% annually; Option Expiration Date of 01/14/19. Counterparty: Barclays, Inc.	$57,150	$951,519

Option to enter into a 5-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 5.00% annually; Option Expiration Date of 01/14/19. Counterparty: Morgan Stanley	90,000	1,498,455

Option to enter into a 30-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 4.50% annually; Option Expiration Date of 03/13/18. Counterparty: Barclays, Inc.[14]	16,650	341,563

Option to enter into a 30-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 4.50% annually; Option Expiration Date of 03/13/18. Counterparty: Citigroup, Inc.[15]	106,585	2,186,517

Option to enter into a 30-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 4.50% annually; Option Expiration Date of 03/13/18. Counterparty: Deutsche Bank AG16	157,135	3,223,514

Option to enter into a 30-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 4.50% annually; Option Expiration Date of 03/13/18. Counterparty: Goldman Sachs Group, Inc.[17]	99,450	2,040,147

Option to enter into a 30-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 4.50% annually; Option Expiration Date of 04/09/18. Counterparty: Barclays, Inc.[18]	65,450	1,384,209

Option to enter into a 30-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 4.50% annually; Option Expiration Date of 04/09/18. Counterparty: Deutsche Bank AG19	150,000	3,172,365

Total Purchased Swaptions
(Cost $50,818,471)		14,798,289

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 14.43%
Commercial Paper — 1.27%
Macquarie Bank Ltd. (Australia)
0.22%[20]	02/24/15	[2,4]	$285,500,000	$285,420,174
National Rural Utilities Cooperative Finance Corp.
0.11%[20]	01/05/15		100,000,000	99,998,191
0.11%[20]	01/07/15		100,000,000	99,997,470
0.15%[20]	01/22/15		170,000,000	169,985,346

				655,401,181

Money Market Funds — 2.06%
Dreyfus Cash Advantage Fund
0.01%[21,22]			553,041,094	553,041,094
Morgan Stanley Institutional Fund
0.04%[21]			511,149,000	511,149,000

				1,064,190,094

Repurchase Agreements — 0.39%
RBS (Dated 12/31/14, total to be received $200,001,174, (collateralized by U.S. government sponsored agency obligations, 0.00% to 9.38%, due from 1/12/15 to 4/15/30, par and fair value of $220,737,000 and $204,001,195, respectively))
0.07%	01/02/15		200,000,000	200,000,000

U.S. Agency Discount Notes — 10.69%
Fannie Mae
0.04%[20]	02/09/15		227,910,000	227,906,353
0.08%[20]	03/03/15		150,000,000	149,995,050
Federal Home Loan Bank
0.06%[20]	01/09/15		110,000,000	109,999,780
0.06%[20]	02/09/15		200,000,000	199,996,800
0.06%[20]	02/12/15		292,000,000	291,995,036
0.06%[20]	03/25/15		122,318,000	122,312,373
0.06%[20]	03/27/15		150,000,000	149,992,950
0.06%[20]	03/20/15		330,515,000	330,500,788
0.06%[20]	01/14/15		131,100,000	131,099,607
0.06%[20]	01/23/15		396,000,000	395,997,624
0.07%[20]	01/30/15		100,300,000	100,299,198
0.07%[20]	02/13/15		100,000,000	99,998,200
0.07%[20]	02/23/15		229,685,000	229,679,947
0.08%[20]	01/30/15		156,011,000	156,009,752
0.08%[20]	02/06/15		299,835,000	299,830,502
0.08%[20]	01/16/15		169,500,000	169,499,322
0.08%[20]	02/13/15		200,000,000	199,996,400
0.08%[20]	03/18/15		90,725,000	90,721,190
0.08%[20]	04/17/15		600,000,000	599,865,000
0.08%[20]	03/23/15	[12]	320,000,000	319,985,920
0.10%[20]	03/04/15		200,000,000	199,993,200

See accompanying notes to Schedule of Portfolio Investments.

N-Q Report December 2014 / 79

Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS (continued)
U.S. Agency Discount Notes (continued)
Freddie Mac
0.04%[20]	01/28/15		$290,000,000	$289,997,970
0.06%[20]	03/26/15		350,000,000	349,983,900
0.08%[20]	02/26/15		300,000,000	299,993,100

				5,515,649,962

U.S. Treasury Bills — 0.02%
U.S. Treasury Bills
0.02%[20]	01/15/15	[23]	8,356,000	8,355,941
0.04%[20]	03/05/15	[23]	636,000	635,986

				8,991,927

Total Short-Term Investments
(Cost $7,443,872,998)				7,444,233,164

Total Investments – 111.19%
(Cost $56,019,873,402)[1]				57,353,666,791

Liabilities in Excess of Other Assets – (11.19)%				(5,771,597,209)

Net Assets – 100.00%				$51,582,069,582

Contracts		Unrealized Appreciation
FUTURES CONTRACTS: LONG POSITIONS
11,000	Euro Dollar Ninety Day,
	Expiration December 2016	$ 5,984,755
3,476	U.S. Treasury Five Year Note,
	Expiration March 2015	508,155
2,276	U.S. Treasury Ten Year Note,
	Expiration March 2015	1,384,611
1,549	U.S. Treasury Ultra Bond,
	Expiration March 2015	11,445,003

	Net unrealized appreciation	$19,322,524

Contracts		Unrealized (Depreciation)
FUTURES CONTRACTS: SHORT POSITIONS
9,000	Euro Dollar Ninety Day,
	Expiration December 2017	$(8,729,587)
2,000	Euro Dollar Ninety Day,
	Expiration December 2018	(2,698,476)
4,509	U.S. Treasury Thirty Year Long Bond,
	Expiration March 2015	(11,092,729)

	Net unrealized (depreciation)	$(22,520,792)

Issues	Contracts	Premiums (Received)	Value
CALL OPTIONS WRITTEN
Eurodollar One Year Mid-curve Option, Call, Strike $98.88, Expires 03/13/15	(2,300)	$ (656,052)	$ (646,875)
Eurodollar One Year Mid-curve Option, Put, Strike $98.625, Expires 06/12/15	(7,500)	(3,108,125)	(3,796,875)
Eurodollar One Year Mid-curve Option, Put, Strike $99.00, Expires 03/13/15	(700)	(112,175)	(118,125)
IMM Eurodollar Future Options, Call, Strike $99.75, Expires 03/16/15	(2,300)	(23,552)	(86,250)

Total Call Options Written		$(3,899,904)	$(4,648,125)

Issues	Contracts	Premiums (Received)	Value
PUT OPTIONS WRITTEN
Eurodollar One Year Mid-curve Option, Put, Strike $98.25, Expires 06/12/15	(20,000)	$(4,955,000)	$(5,625,000)
Eurodollar One Year Mid-curve Option, Put, Strike $98.50, Expires 03/13/15	(12,000)	(1,873,000)	(1,200,000)
Eurodollar One Year Mid-curve Option, Put, Strike $98.625, Expires 03/13/15	(8,000)	(1,682,000)	(1,350,000)
Eurodollar One Year Mid-curve Option, Put, Strike $98.75, Expires 03/13/15	(10,000)	(1,852,500)	(2,750,000)
IMM Eurodollar Future Options, Put, Strike $98.875, Expires 06/15/15	(20,000)	(954,800)	(125,000)
IMM Eurodollar Future Options, Put, Strike $99.125, Expires 06/15/15	(20,300)	(2,430,372)	(380,625)
IMM Eurodollar Future Options, Put, Strike $99.125, Expires 09/14/15	(20,000)	(3,955,000)	(3,625,000)
IMM Eurodollar Future Options, Put, Strike $99.38, Expires 03/16/15	(24,000)	(845,760)	(150,000)

Total Put Options Written		$(18,548,432)	$(15,205,625)

Issues	Notional Amount (000’s)	Premiums (Received)	Value
WRITTEN SWAPTIONS
Option to enter into a 5-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 5.00% annually; Option Expiration Date of 01/14/19. Counterparty: Barclays, Inc.
	$(216,060)	$(5,592,140)	$(1,512,636)
Option to enter into a 5-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 5.00% annually; Option Expiration Date of 01/14/19. Counterparty: Morgan Stanley

See accompanying notes to Schedule of Portfolio Investments.

80 / N-Q Report December 2014

Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Notional Amount (000’s)	Premiums (Received)	Value
WRITTEN SWAPTIONS (continued)
	$(340,000)	$(8,730,000)	$(2,380,340)

Total Written Swaptions		$(14,322,140)	$(3,892,976)

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s)	Appreciation/ (Depreciation)	Value
SWAPS: INTEREST RATE
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 1.92% quarterly. Counterparty: Goldman Sachs, Inc.
09/02/19	$–	$103,000	$1,629,115	$1,629,115
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 2.67% quarterly. Counterparty: Goldman Sachs, Inc.
09/02/24	–	55,000	(2,416,192)	(2,416,192)
The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 3.15% semi-annually. Counterparty: Deutsche Bank AG
03/15/26	–	176,000	8,266,579	8,266,579
The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 3.15% semi-annually. Counterparty: Barclays, Inc.
03/15/26	–	105,370	4,949,145	4,949,145
The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 2.80% semi-annually. Counterparty: Goldman Sachs Group, Inc.
04/09/26	–	100,730	1,571,559	1,571,559
The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 2.81% semi-annually. Counterparty: Barclays, Inc.
04/09/26	–	195,580	3,072,797	3,072,797
The Fund pays a fixed rate equal to 2.48% semi-annually and the Fund receives from the counterparty a floating rate based on 3-month USD LIBOR quarterly. Counterparty: Barclays, Inc.
11/15/27	–	50,120	(2,478,639)	(2,478,639)
The Fund pays a fixed rate equal to 2.42% semi-annually and the Fund receives from the counterparty a floating rate based on 3-month USD LIBOR quarterly. Counterparty: Barclays, Inc.
11/15/27	–	49,760	(1,949,900)	(1,949,900)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 2.75% quarterly. Counterparty: Barclays, Inc.
02/17/42	–	54,815	(1,144,813)	(1,144,813)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 2.72% quarterly. Counterparty: Barclays, Inc.
02/17/42	–	45,000	(707,535)	(707,535)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 2.72% quarterly. Counterparty: Morgan Stanley
02/17/42	–	45,000	(707,535)	(707,535)

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s)	Appreciation/ (Depreciation)	Value
SWAPS: INTEREST RATE (continued)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 2.72% quarterly. Counterparty: Citigroup, Inc.
08/15/42	$–	$53,985	$ (729,384)	$(729,384)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 3.68% quarterly. Counterparty: Barclays, Inc.
11/15/43	–	43,685	(8,846,469)	(8,846,469)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 3.68% quarterly. Counterparty: Goldman Sachs, Inc.
11/15/43	–	50,000	(10,132,464)	(10,132,464)
The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 3.49% semi-annually. Counterparty: Deutsche Bank AG
03/15/46	–	78,900	(10,270,334)	(10,270,334)
The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 3.49% semi-annually. Counterparty: Barclays, Inc.
03/15/46	–	47,250	(6,138,578)	(6,138,578)
The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 3.13% semi-annually. Counterparty: Goldman Sachs Group, Inc.
04/09/46	–	45,240	(2,483,550)	(2,483,550)
The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 3.13% semi-annually. Counterparty: Barclays, Inc.
04/09/46	–	87,920	(4,826,562)	(4,826,562)

	$–	$1,387,355	$(33,342,760)	$(33,342,760)

Expiration Date	Premiums Paid	Notional Amount (000’s) [a]	(Depreciation)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Goldman Sachs Group, Inc., 6.60%, due 01/15/12. Counterparty: Deutsche Bank AG
09/20/16	$247,087	$9,800	$(355,123)	$(108,036)
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Goldman Sachs Group, Inc., 6.60%, due 01/15/12. Counterparty: JPMorgan Chase & Co.
09/20/16	615,197	24,400	$(884,185)	$(268,988)

	$862,284	$34,200	$(1,239,308)	$(377,024)

See accompanying notes to Schedule of Portfolio Investments.

N-Q Report December 2014 / 81

Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Expiration Date	Premiums (Received)	Notional Amount (000’s)	Appreciation	Value
SWAPTION: RATE FLOOR INFLATION
The Fund received a fixed payment equal to $735,540 and the Fund will pay to the counterparty a floating rate based on the Consumer Price Indexes-Urban at expiration of the swaption 11/23/20. Counterparty: Citigroup, Inc.
11/23/20	$(735,540)	$63,960	$703,560	$(31,980)

	$(735,540)	$63,960	$703,560	$(31,980)

[a]

The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

Notes:

[1]	Cost for federal income tax purposes is $56,032,441,279 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$1,518,405,399
Gross unrealized (depreciation)	(197,179,887)

Net unrealized appreciation	$1,321,225,512

[2]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[3]	Floating rate security. The rate disclosed was in effect at December 31, 2014.
[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[5]	Private placements under procedures approved by the Fund’s Board of Trustees.
[6]	Illiquid security as determined under procedures approved by the Funds’ Board of Trustees. The aggregate value of illiquid securities is $33,418,671, which is 0.06% of total net assets.
[7]	Worthless due to company bankruptcy filing.
[8]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer. 8.14% cash or 8.64% payment-in-kind interest.
[9]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer. 8.73% cash or 9.23% payment-in-kind interest.
[10]	Non-income producing security.
[11]	Security is currently in default with regard to scheduled interest or principal payments.
[12]	Zero coupon bond. The rate shown is the effective yield as of December 31, 2014.
[13]	Inflation protected security. Principal amount reflects original security face amount.
[14]	Forward settling fee due at maturity in the amount of $(1,263,735).
[15]	Forward settling fee due at maturity in the amount of $(7,919,266).
[16]	Forward settling fee due at maturity in the amount of $(11,675,131).
[17]	Forward settling fee due at maturity in the amount of $(7,488,585).
[18]	Forward settling fee due at maturity in the amount of $(3,855,005).
[19]	Forward settling fee due at maturity in the amount of $(8,775,000).
[20]	Represents annualized yield at date of purchase.
[21]	Represents the current yield as of December 31, 2014.
[22]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $6,947,590.
[23]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $8,991,897.
†

Fair valued security. The aggregate value of fair valued securities is $145,326,505, which is 0.28% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term Note

(PIK): Payment in kind

(PO): Principal only

(STEP): Step coupon bond

(TBA): To be announced

(USD): U.S. dollar

(WI): When issued

(YCD): Yankee Certificate of Deposit

See accompanying notes to Schedule of Portfolio Investments.

82 / N-Q Report December 2014

High Yield Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 94.16%
ASSET-BACKED SECURITIES — 1.12%**
BlueMountain CLO Ltd., Series 2012-2A, Class C (Cayman Islands)
2.98%	11/20/24	[2,3,4]	$3,125,000	$3,006,563
Halcyon Loan Advisors Funding Ltd., Series 2012-2A, Class C (Cayman Islands)
3.10%	12/20/24	[2,3,4]	3,250,000	3,131,239
Highbridge Loan Management Ltd., Series 3A-2014, Class A2 (Cayman Islands)
2.08%	01/18/25	[2,3,4]	4,680,000	4,510,729
LCM LP, Series 2012A, Class C (Cayman Islands)
3.48%	10/19/22	[2,3,4]	2,400,000	2,371,793
LCM LP, Series 2012A, Class D (Cayman Islands)
4.73%	10/19/22	[2,3,4]	1,900,000	1,900,131
Race Point CLO Ltd., Series 2012-7A, Class C (Cayman Islands)
3.23%	11/08/24	[2,3,4]	3,300,000	3,242,514

Total Asset-Backed Securities
(Cost $18,211,925)				18,162,969

BANK LOANS — 8.72%*
Automotive — 0.62%
Navistar, Inc., Term Loan B, 1st Lien
5.75%	08/17/17	[3]	10,000,000	9,975,002

Communications — 1.07%
Charter Communications Operating LLC, Term Loan G, 1st Lien
4.25%	09/12/21	[3]	12,000,000	12,091,920
Level 3 Financing, Inc., Term Loan, Tranche B 2020, 1st Lien
4.00%	01/15/20	[3]	2,000,000	1,987,500
Level 3 Financing, Inc., Term Loan, Tranche B-III 2019
4.00%	08/01/19	[3]	2,250,000	2,237,355
Numericable U.S. LLC, Term Loan B1, 1st Lien
4.50%	05/21/20	[3]	536,154	535,197
Numericable U.S. LLC, Term Loan B2, 1st Lien
4.50%	05/21/20	[3]	463,846	463,018

				17,314,990

Consumer Discretionary — 0.26%
Hilton Worldwide Finance LLC, Term Loan B2, 1st Lien
3.50%	10/25/20	[3]	4,276,316	4,234,430

Electric — 2.31%
Boston Generating LLC, Term Loan, 1st Lien[5]
0.00%	06/30/15	3,6,7,8,†	254,344	–

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Electric (continued)
La Frontera Generation LLC, Term Loan B, 1st Lien
4.50%	09/30/20	[3]	$7,050,163	$6,962,036
Moxie Liberty LLC (Panda), Term Loan B1, 1st Lien
7.50%	08/21/20	[3]	8,250,000	8,208,750
Panda Temple Power II LLC
7.25%	04/03/19	[3]	2,000,000	1,970,000
Utility Services Associates, Term Loan B, 1st Lien
6.75%	10/18/19	[3]	11,185,508	11,143,562
Viva Alamo LLC, Term Loan B, 1st Lien 5.25%	02/22/21[3]		9,193,121	9,066,716

				37,351,064

Energy — 1.97%
Drillships Financing Holding, Term Loan B1, 1st Lien
6.00%	03/31/21	[3]	2,325,724	1,835,880
Entegra TC LLC, Senior Secured Term Loan, 3rd Lien
9.25%	10/02/20	[3,6]	8,909,877	8,583,196
Harvey Gulf International Marine, Term Loan B, 1st Lien
5.50%	06/18/20	[3]	6,171,875	5,014,648
Murray Energy Corp., Term Loan B, 1st Lien
5.25%	12/05/19	[3]	2,282,750	2,204,075
Pacific Drilling SA, Term Loan B, 1st Lien
4.50%	06/03/18	[3]	987,469	821,248
Peabody Energy Corp., Term Loan, 1st Lien
4.25%	09/24/20	[3]	4,443,750	4,041,035
Power Buyer LLC, Delayed-Draw Term Loan, 1st Lien
4.25%	05/06/20	[3]	23,376	22,830
Power Buyer LLC, Term Loan, 1st Lien
4.25%	05/06/20	[3]	437,778	427,564
Power Buyer LLC, Term Loan, 2nd Lien
8.25%	11/06/20	[3]	4,150,000	4,020,313
Sabine Oil & Gas LLC, Term Loan, 2nd Lien
8.75%	12/31/18	[3]	6,350,000	4,921,250

				31,892,039

Finance — 0.17%
Delos Finance SARL, Term Loan B, 1st Lien
3.50%	03/06/21	[3]	2,750,000	2,733,954

Health Care — 0.74%
CHS/Community Health Systems, Inc., Term Loan D, 1st Lien
4.25%	01/27/21	[3]	3,465,000	3,462,470

See accompanying notes to Schedule of Portfolio Investments.

N-Q Report December 2014 / 83

High Yield Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Health Care (continued)
DaVita Healthcare Partners, Inc., Term Loan B, 1st Lien
3.50%	06/19/21	[3]	$3,482,500	$3,454,797
RegionalCare Hospital Partners, Inc., Term Loan, 1st Lien
6.00%	04/21/19	[3]	2,985,000	2,970,075
Valeant Pharmaceuticals International, Inc., Term Loan (Canada)
3.50%	08/05/20	[2,3]	2,005,533	1,990,491

				11,877,833

Industrials — 1.10%
BWAY Holding Co., Term Loan B, 1st Lien
5.55%	08/08/20	[3]	1,990,000	1,987,513
Jazz Acquisition, Inc., Term Loan, 2nd Lien
7.75%	06/26/22	[3]	1,500,000	1,468,125
Maxim Crane Works LP, Term Loan B, 2nd Lien
10.25%	11/26/18	[3]	5,500,000	5,555,000
OSG International, Inc., Term Loan B-Exit, 1st Lien
5.75%	07/08/19	[3]	1,990,000	1,940,250
Synagro Infrastructure, Term Loan, 1st Lien
6.25%	08/22/20	[3]	6,912,500	6,821,773

				17,772,661

Transportation — 0.48%
American Airlines, Inc., Term Loan B
3.75%	06/27/19	[3]	7,880,000	7,811,050

Total Bank Loans
(Cost $148,204,788)				140,963,023

CORPORATES — 84.29%*
Automotive — 0.73%
General Motors Co.
5.00%	04/01/35		2,525,000	2,637,590
Goodyear Tire & Rubber Co.
8.25%	08/15/20		2,010,000	2,140,650
Lear Corp.
5.25%	01/15/25		4,205,000	4,278,587
Tenneco, Inc.
5.38%	12/15/24		2,600,000	2,678,000

				11,734,827

Banking — 1.70%
Ally Financial, Inc.
3.50%	01/27/19		2,880,000	2,858,400
4.75%	09/10/18		3,900,000	4,060,875
5.12%	09/30/24		3,750,000	3,815,625
6.25%	12/01/17		1,650,000	1,794,375

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
Ally Financial, Inc. (WI)
7.50%	09/15/20		$10,140,000	$11,914,500
CIT Group, Inc.
5.25%	03/15/18		2,900,000	3,030,500

				27,474,275

Communications — 22.15%
Cablevision Systems Corp.
8.62%	09/15/17		7,000,000	7,805,000
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp.
5.88%	03/15/25	[4]	5,765,000	5,851,475
CCO Holdings LLC/CCO Holdings Capital Corp.
6.50%	04/30/21		7,500,000	7,903,125
7.38%	06/01/20		5,250,000	5,591,250
CCOH Safari LLC
5.75%	12/01/24		12,000,000	12,165,000
CenturyLink, Inc.
5.80%	03/15/22		14,975,000	15,649,756
Cequel Communications Escrow 1 LLC/Cequel Communications Escrow Capital Corp.
6.38%	09/15/20	[4]	9,490,000	9,917,050
Clear Channel Worldwide Holdings, Inc.
6.50%	11/15/22		25,833,000	26,737,155
CSC Holdings LLC
5.25%	06/01/24	[4]	6,900,000	6,951,750
6.75%	11/15/21		10,405,000	11,536,544
8.62%	02/15/19		3,175,000	3,702,844
DISH DBS Corp.
5.88%	07/15/22		5,250,000	5,394,375
5.88%	11/15/24	[4]	9,400,000	9,470,500
DISH DBS Corp. (WI)
6.75%	06/01/21		11,700,000	12,606,750
Frontier Communications Corp.
7.12%	03/15/19		4,170,000	4,576,575
Frontier Communications Corp. (WI)
8.50%	04/15/20		2,720,000	3,043,136
Inmarsat Finance PLC (United Kingdom)
4.88%	05/15/22	[2,4]	5,000,000	4,962,500
Intelsat Jackson Holdings SA (Luxembourg)
7.25%	10/15/20	[2]	1,000,000	1,062,500
7.50%	04/01/21	[2]	16,347,000	17,573,025
Level 3 Communications, Inc.
5.75%	12/01/22	[4]	2,000,000	2,020,000
Level 3 Financing, Inc.
6.12%	01/15/21		1,000,000	1,040,000
7.00%	06/01/20		2,848,000	3,026,000

See accompanying notes to Schedule of Portfolio Investments.

84 / N-Q Report December 2014

High Yield Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
Level 3 Financing, Inc. (WI)
8.12%	07/01/19		$9,215,000	$9,837,013
Lynx I Corp.
5.38%	04/15/21	[4]	6,251,000	6,485,416
MetroPCS Wireless, Inc.
6.62%	11/15/20		10,768,000	11,144,880
Numericable Group SA (France)
4.88%	05/15/19	[2,4]	7,075,000	7,048,469
Qwest Corp.
6.75%	12/01/21		5,155,000	5,972,560
7.25%	09/15/25		5,055,000	6,032,010
SBA Communications Corp.
4.88%	07/15/22	[4]	2,500,000	2,421,875
Sinclair Television Group, Inc.
5.38%	04/01/21		10,000,000	9,925,000
6.12%	10/01/22		7,640,000	7,778,475
Softbank Corp. (Japan)
4.50%	04/15/20	[2,4]	15,965,000	15,885,175
Sprint Corp.
7.12%	06/15/24		2,300,000	2,156,250
Sprint Nextel Corp.
6.00%	11/15/22		3,750,000	3,464,063
9.00%	11/15/18	[4]	21,174,000	24,189,178
9.25%	04/15/22		10,015,000	11,417,100
Time, Inc.
5.75%	04/15/22	[4]	1,190,000	1,154,300
T-Mobile USA, Inc.
6.25%	04/01/21		2,125,000	2,183,437
6.54%	04/28/20		14,345,000	14,865,006
6.63%	04/28/21		4,365,000	4,495,950
6.73%	04/28/22		4,665,000	4,834,106
Townsquare Radio LLC/Townsquare Radio, Inc.
9.00%	04/01/19	[4]	3,700,000	3,959,000
Virgin Media Finance PLC
6.38%	04/15/23	[4]	4,000,000	4,210,000
Virgin Media Secured Finance PLC (United Kingdom)
5.25%	01/15/21	[2]	3,405,000	3,575,250
5.50%	01/15/25	[2,4]	5,500,000	5,692,500
Windstream Corp.
7.75%	10/15/20		10,316,000	10,677,060

				357,990,383

Consumer Discretionary — 2.88%
Cott Beverages, Inc.
6.75%	01/01/20	[4]	7,890,000	8,008,350
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.
5.62%	10/15/21		4,870,000	5,113,500

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Consumer Discretionary (continued)
NCL Corp. Ltd. (Bermuda)
5.25%	11/15/19	[2,4]	$5,250,000	$5,315,625
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC
6.88%	02/15/21		6,670,000	7,011,837
7.88%	08/15/19		1,678,000	1,772,387
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC (WI)
5.75%	10/15/20		18,700,000	19,237,625

				46,459,324

Electric — 6.61%
AES Corp.
3.23%	06/01/19	[3]	1,250,000	1,228,125
4.88%	05/15/23		5,975,000	6,004,875
5.50%	03/15/24		9,355,000	9,540,229
AES Red Oak LLC, Series A
8.54%	11/30/19		2,126,314	2,280,471
Calpine Corp.
5.88%	01/15/24	[4]	8,000,000	8,560,000
6.00%	01/15/22	[4]	2,500,000	2,664,063
Coso Geothermal Power Holdings
7.00%	07/15/26	[4]	1,800,052	1,089,031
DPL, Inc.
6.50%	10/15/16		90,000	94,275
7.25%	10/15/21		2,538,000	2,601,450
Dynegy Escrow Holdings
0.00%	06/01/15	6,7,†	8,350,000	–
0.00%	01/01/50	6,7,†	23,846,000	–
Dynegy Finance I, Inc./ Dynegy Finance II, Inc.
6.75%	11/01/19	[4]	4,680,000	4,773,600
FirstEnergy Corp.
4.25%	03/15/23		7,500,000	7,751,972
FPL Energy National Wind Portfolio LLC
6.12%	03/25/19	[4]	341,578	343,286
GenOn Americas Generation LLC
8.50%	10/01/21		11,869,000	10,326,030
Homer City Generation LP (PIK)
8.14%	10/01/19	[9]	7,944,250	8,281,881
8.73%	10/01/26	[10]	20,545,430	21,264,520
Indiantown Cogeneration LP, Series A-10
9.77%	12/15/20		756,932	866,687
Mirant Mid Atlantic Pass-Through Trust, Series C
10.06%	12/30/28		8,666,349	9,316,325
RJS Power Holdings LLC
5.12%	07/15/19	[4]	10,035,000	9,884,475

				106,871,295

See accompanying notes to Schedule of Portfolio Investments.

N-Q Report December 2014 / 85

High Yield Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy — 22.37%
American Energy-Permian Basin, LLC/AEPB Finance Corp.
6.73%	08/01/19	[3,4]	$1,600,000	$1,176,000
7.38%	11/01/21	[4]	2,045,000	1,533,750
Approach Resources, Inc.
7.00%	06/15/21		7,100,000	5,449,250
Arch Coal, Inc.
7.00%	06/15/19		8,415,000	2,566,575
8.00%	01/15/19	[4]	9,515,000	5,494,913
Blue Racer Midstream LLC/Blue Racer Finance Corp.
6.12%	11/15/22	[4]	2,000,000	1,935,000
Boardwalk Pipelines LP
4.95%	12/15/24		4,500,000	4,482,559
Chaparral Energy, Inc.
8.25%	09/01/21		6,028,000	4,159,320
9.88%	10/01/20		14,847,000	10,170,195
Chesapeake Energy Corp.
3.48%	04/15/19	[3]	11,665,000	11,490,025
6.62%	08/15/20		7,450,000	7,952,875
Cimarex Energy Co.
5.88%	05/01/22		4,995,000	5,194,800
Concho Resources, Inc.
5.50%	04/01/23		11,761,000	11,875,082
Crestwood Midstream Partners LP/
Crestwood Midstream Finance Corp.
6.00%	12/15/20		175,000	168,875
6.12%	03/01/22		9,300,000	8,858,250
Denbury Resources, Inc.
5.50%	05/01/22		3,000,000	2,760,000
El Paso LLC
6.50%	09/15/20		8,203,000	9,292,785
El Paso LLC, Series G (MTN)
7.80%	08/01/31		4,681,000	5,713,956
Energy Transfer Partners LP
3.25%	11/01/66	[3]	30,967,000	28,025,135
Gulfport Energy Corp.
7.75%	11/01/20	[4]	2,450,000	2,388,750
Linn Energy LLC/Linn Energy Finance Corp.
8.62%	04/15/20		16,170,000	14,067,900
Markwest Energy Partners LP/Markwest Energy Finance Corp.
4.88%	12/01/24		2,650,000	2,590,375
MEG Energy Corp. (Canada)
6.50%	03/15/21	[2,4]	430,000	397,750
7.00%	03/31/24	[2,4]	12,650,000	11,511,500
Newfield Exploration Co.
5.62%	07/01/24		6,795,000	6,744,037
Pacific Drilling V Ltd. (Luxembourg)
7.25%	12/01/17	[2,4]	14,300,000	13,013,000

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Peabody Energy Corp.
4.75%	12/15/41		$29,295,000	$15,526,350
Penn Virginia Corp.
8.50%	05/01/20		5,200,000	4,186,000
QEP Resources, Inc.
5.25%	05/01/23		13,298,000	12,500,120
6.88%	03/01/21		10,000,000	10,300,000
Rockies Express Pipeline LLC
5.62%	04/15/20	[4]	3,100,000	3,053,500
6.00%	01/15/19	[4]	5,185,000	5,210,925
6.88%	04/15/40	[4]	3,975,000	4,263,187
Rose Rock Midstream LP/Rose Rock Finance Corp.
5.62%	07/15/22		5,915,000	5,560,100
Rosetta Resources, Inc.
5.62%	05/01/21		500,000	460,050
5.88%	06/01/24		655,000	586,225
Sabine Pass Liquefaction LLC
5.62%	02/01/21		15,025,000	14,837,187
Sabine Pass LNG LP
7.50%	11/30/16		17,395,000	18,221,263
SandRidge Energy, Inc.
8.12%	10/15/22		5,795,000	3,679,825
8.75%	01/15/20		1,485,000	980,100
Seventy Seven Energy, Inc.
6.50%	07/15/22		1,291,000	774,600
SM Energy Co.
6.50%	11/15/21		10,273,000	10,016,175
6.50%	01/01/23		11,966,000	11,547,190
Southern Star Central Corp.
5.12%	07/15/22	[4]	12,265,000	12,387,650
Summit Midstream Holdings LLC/Summit
Midstream Finance Corp.
5.50%	08/15/22		3,500,000	3,342,500
7.50%	07/01/21		10,340,000	10,650,200
Targa Resources Partners LP/Targa
Resources Partners Finance Corp.
4.12%	11/15/19	[4]	6,530,000	6,317,775
Walter Energy, Inc.
9.50%	10/15/19	[4]	7,490,000	5,729,850
9.88%	12/15/20		8,545,000	1,794,450
Walter Energy, Inc. (PIK)
11.00%	04/01/20	[4,11]	15,085,000	4,676,350
Walter Energy, Inc. (WI)
8.50%	04/15/21		9,855,000	1,971,000
Whiting Petroleum Corp.
5.00%	03/15/19		9,915,000	9,295,313

See accompanying notes to Schedule of Portfolio Investments.

86 / N-Q Report December 2014

High Yield Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
WPX Energy, Inc.
5.25%	09/15/24		$5,005,000	$4,704,700

				361,585,242

Finance — 5.65%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Ireland)
5.00%	10/01/21	[2,4]	3,475,000	3,616,172
Alta Wind Holdings LLC
7.00%	06/30/35	[4]	2,164,045	2,507,054
Chase Capital II, Series B
0.73%	02/01/27	[3]	1,790,000	1,530,450
Chase Capital VI
0.86%	08/01/28	[3]	4,000,000	3,320,000
CIT Group, Inc.
4.25%	08/15/17		4,850,000	4,971,250
6.62%	04/01/18	[4]	10,846,000	11,808,583
Citigroup, Inc.
0.78%	08/25/36	[3]	9,460,000	7,625,403
General Electric Capital Corp. (MTN)
0.71%	08/15/36	[3]	5,480,000	4,816,138
General Motors Financial Co., Inc.
4.38%	09/25/21		4,925,000	5,146,625
International Lease Finance Corp.
6.25%	05/15/19		4,000,000	4,380,000
7.12%	09/01/18	[4]	7,705,000	8,641,157
JPMorgan Chase Capital XIII, Series M
1.21%	09/30/34	[3]	4,917,000	4,081,110
JPMorgan Chase Capital XXI, Series U
1.18%	02/02/37	[3]	2,750,000	2,351,250
JPMorgan Chase Capital XXIII
1.23%	05/15/47	[3]	2,320,000	1,890,800
Navient Corp.
5.00%	10/26/20		2,650,000	2,606,937
Navient Corp. (MTN)
5.50%	01/15/19		3,595,000	3,684,875
Nielsen Co., Luxembourg SARL (Luxembourg)
5.50%	10/01/21	[2,4]	5,020,000	5,063,925
NRG Yield Operating LLC
5.38%	08/15/24	[4]	8,415,000	8,583,300
ZFS Finance USA Trust II
6.45%	12/15/65	[3,4]	4,450,000	4,683,625

				91,308,654

Health Care — 10.55%
Alere, Inc.
7.25%	07/01/18		1,820,000	1,901,900
CHS/Community Health Systems, Inc.
5.12%	08/15/18		6,115,000	6,344,313

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
5.12%	08/01/21		$1,333,000	$1,389,653
7.12%	07/15/20		5,250,000	5,610,937
8.00%	11/15/19		7,203,000	7,725,217
DaVita, Inc.
5.12%	07/15/24		14,750,000	15,155,625
Fresenius Medical Care U.S. Finance II, Inc.
4.12%	10/15/20	[4]	2,000,000	2,015,000
5.62%	07/31/19	[4]	5,366,000	5,768,450
Fresenius Medical Care U.S. Finance, Inc.
5.75%	02/15/21	[4]	3,000,000	3,234,375
6.50%	09/15/18	[4]	6,996,000	7,765,560
Fresenius Medical Care US Finance II, Inc.
4.75%	10/15/24	[4]	2,600,000	2,639,000
HCA, Inc.
4.25%	10/15/19		2,750,000	2,794,687
5.25%	04/15/25		2,750,000	2,877,187
6.50%	02/15/20		16,081,000	18,079,064
7.50%	12/15/23		3,965,000	4,470,537
HealthSouth Corp.
5.75%	11/01/24		3,240,000	3,385,800
LifePoint Hospitals, Inc.
5.50%	12/01/21		12,000,000	12,390,000
Mallinckrodt International Finance SA/ Mallinckrodt CB LLC (Luxembourg)
5.75%	08/01/22	[2,4]	12,860,000	13,229,725
Tenet Healthcare Corp.
4.50%	04/01/21		7,590,000	7,646,925
6.00%	10/01/20		9,690,000	10,429,638
Valeant Pharmaceuticals International, Inc. (Canada)
5.62%	12/01/21	[2,4]	13,867,000	14,109,673
6.75%	08/15/21	[2,4]	8,191,000	8,590,311
6.88%	12/01/18	[2,4]	240,000	248,460
7.00%	10/01/20	[2,4]	5,000,000	5,287,500
VPII Escrow Corp. (Canada)
7.50%	07/15/21	[2,4]	6,885,000	7,487,437

				170,576,974

Holding Companies — 0.29%
Entegra TC LLC/Entegra Issuance Corp.
9.23%	10/03/17	[3,4]	4,683,183	4,718,307

Industrials — 2.97%
AECOM Technology Corp.
5.88%	10/15/24	[4]	640,000	656,000
Ardagh Packaging Finance PLC/Ardagh
Holdings USA, Inc. (Ireland)
3.24%	12/15/19	[2,3,4]	18,425,000	17,849,219
Ball Corp.
4.00%	11/15/23		4,340,000	4,182,675

See accompanying notes to Schedule of Portfolio Investments.

N-Q Report December 2014 / 87

High Yield Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Industrials (continued)
Berry Plastics Corp.
5.50%	05/15/22		$1,525,000	$1,549,781
Bombardier, Inc. (Canada)
7.75%	03/15/20	[2,4]	3,900,000	4,251,000
KLX, Inc.
5.88%	12/01/22	[4]	7,910,000	7,989,100
MasTec, Inc.
4.88%	03/15/23		6,690,000	6,271,875
Owens-Brockway Glass Container, Inc.
5.00%	01/15/22	[4]	2,600,000	2,655,250
SBA Communications Corp.
5.62%	10/01/19		2,500,000	2,559,375

				47,964,275

Information Technology — 3.44%
Audatex North America, Inc.
6.00%	06/15/21	[4]	10,875,000	11,255,625
First Data Corp.
6.75%	11/01/20	[4]	8,834,000	9,452,380
7.38%	06/15/19	[4]	21,840,000	23,041,200
8.88%	08/15/20	[4]	4,370,000	4,697,750
Freescale Semiconductor, Inc.
5.00%	05/15/21	[4]	3,690,000	3,671,550
IHS, Inc.
5.00%	11/01/22	[4]	1,000,000	995,000
MSCI, Inc.
5.25%	11/15/24	[4]	2,400,000	2,490,000

				55,603,505

Insurance — 0.28%
Nationwide Mutual Insurance Co.
2.53%	12/15/24	[3,4]	4,497,000	4,502,559

Materials — 0.77%
ArcelorMittal (Luxembourg)
10.35%	06/01/19	[2]	5,820,000	7,049,475
Momentive Performance Materials Escrow LLC
0.00%	10/24/21	6,†	4,625,000	–
Momentive Performance Materials, Inc.
3.88%	10/24/21		4,625,000	3,942,813
WR Grace & Co./Connecticut
5.12%	10/01/21	[4]	1,450,000	1,489,875

				12,482,163

Real Estate Investment Trust (REIT) — 0.47%
DuPont Fabros Technology LP (WI)
5.88%	09/15/21		4,500,000	4,612,500

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
Geo Group, Inc.
5.88%	01/15/22		$2,910,000	$2,990,025

				7,602,525

Services — 0.33%
CBRE Services, Inc.
5.25%	03/15/25		5,255,000	5,373,237

Transportation — 3.10%
American Airlines Pass-Through Trust, Series 2013-1, Class B
5.62%	01/15/21	[4]	11,572,763	11,862,082
American Airlines Pass-Through Trust, Series 2013-2, Class A
4.95%	01/15/23		8,297,481	8,919,792
Continental Airlines Pass-Through Trust, Series 2007, Class 1B
6.90%	04/19/22		4,493,927	4,752,327
Continental Airlines Pass-Through Trust, Series 2009, Class 1
9.00%	07/08/16		1,268,813	1,398,866
Delta Air Lines Pass-Through Trust, Series 2002, Class G1
6.72%	01/02/23		12,839,456	14,797,474
Delta Air Lines Pass-Through Trust, Series 2009, Class B1
9.75%	12/17/16		1,095,278	1,240,402
JetBlue Airways Pass-Through Trust, Series 2004, Class G1
0.61%	08/15/16	[3]	699,606	691,736
US Airways Pass-Through Trust, Series 2010-1, Class A
6.25%	04/22/23		1,935,111	2,186,675
US Airways Pass-Through Trust, Series 2012, Class 2B
6.75%	06/03/21		1,014,969	1,087,286
US Airways Pass-Through Trust, Series 2012-1, Class A
5.90%	10/01/24		2,861,805	3,210,587

				50,147,227

Total Corporates (Cost $1,413,373,165)				1,362,394,772

MORTGAGE-BACKED — 0.03%**
Non-Agency Mortgage-Backed — 0.03%
BHN I Mortgage Fund, Series 2000-1, Class AF (Argentina)
8.00%	01/31/20	2,4,6,†	2,890	1

See accompanying notes to Schedule of Portfolio Investments.

88 / N-Q Report December 2014

High Yield Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Countrywide Asset-Backed Certificates, Series 2007-13, Class 2A1
1.07%	10/25/47	[3]	$454,064	$400,493

				400,494

Total Mortgage-Backed
(Cost $326,980)
Total Bonds – 94.16%
(Cost $1,580,116,858)				1,521,921,258

Issues			Shares	Value
COMMON STOCK — 1.61%
Electric — 0.09%
Dynegy, Inc.[5]			46,770	1,419,459

Energy — 1.02%
Mach Gen, LLC Common Units[4,6]			347,486	16,505,585

Secured Assets — 0.50%
Entegra TC LLC[12]			28,545	8,133,987

Total Common Stock
(Cost $46,779,469)				26,059,031

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 2.76%
Money Market Funds — 2.02%
Dreyfus Cash Advantage Fund
0.01%[13]			16,306,000	16,306,000
Morgan Stanley Institutional Fund
0.04%[13]			16,306,000	16,306,000

				32,612,000

U.S. Agency Discount Notes — 0.74%
Federal Farm Credit Bank
0.04%[14]	01/27/15		12,000,000	11,999,916

Total Short-Term Investments
(Cost $44,611,625)				44,611,916

Total Investments – 98.53%
(Cost $1,671,507,952)[1]				1,592,592,205

Cash and Other Assets, Less
Liabilities – 1.47%				23,761,749

Net Assets – 100.00%				$1,616,353,954

Expiration Date	Premiums Paid	Notional Amount (000’s)[a]	(Depreciation)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Teck Resources Limited, 3.15%, due 01/15/17. Counterparty: Morgan Stanley
03/20/19	$156,344	$5,000	$53,045	$209,389
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Teck Resources Limited., 3.15%, due 01/15/17. Counterparty: Morgan Stanley
03/20/19	152,576	5,000	56,812	209,388
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Alcoa, Inc., 5.72%, due 02/23/19 Counterparty: Goldman Sachs, Inc.
03/20/19	323,220	9,650	(202,555)	120,665
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Alcoa, Inc., 5.72%, due 02/23/19 Counterparty: Goldman Sachs, Inc.
03/20/19	275,779	9,750	(153,864)	121,915
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Freeport- McMoran Copper & Gold, Inc., 3.55%, due 03/01/22 Counterparty: Credit Suisse First Boston
03/20/19	180,951	9,850	109,215	290,166
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Alcoa, Inc., 5.72%, due 02/23/19 Counterparty: Morgan Stanley
03/20/19	345,544	10,000	(220,503)	125,041

	$1,434,414	$49,250	$(357,850)	$1,076,564

[a]

The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

Notes:

[1]	Cost for federal income tax purposes is $1,672,542,211 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$26,748,366
Gross unrealized (depreciation)	(106,698,372)

Net unrealized (depreciation)	$(79,950,006)

[2]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[3]	Floating rate security. The rate disclosed was in effect at December 31, 2014.
[4]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[5]	Non-income producing security.
[6]	Illiquid security as determined under procedures approved by the Funds’ Board of Trustees. The aggregate value of illiquid securities is $25,088,781, which is 1.55% of total net assets.
[7]	Worthless due to company bankruptcy filing.
[8]	Security is currently in default with regard to scheduled interest or principal payments.
[9]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer. 8.14% cash or 8.64% payment-in-kind interest.
[10]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer. 8.73% cash or 9.23% payment-in-kind interest.
[11]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer. 11.00% cash or 12.00% payment-in-kind interest.
[12]	All or a portion of this security is owned by Metropolitan West HY Sub I LLC.

See accompanying notes to Schedule of Portfolio Investments.

N-Q Report December 2014 / 89

High Yield Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

[13]	Represents the current yield as of December 31, 2014.
[14]	Represents annualized yield at date of purchase.
†

Fair valued security. The aggregate value of fair valued securities is $1, which is 0.00% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(MTN): Medium-term note

(PIK): Payment in kind

(WI): When issued

See accompanying notes to Schedule of Portfolio Investments.

90 / N-Q Report December 2014

Unconstrained Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 83.85%
ASSET-BACKED SECURITIES — 17.20%**
321 Henderson Receivables I LLC, Series 2014-2A, Class B
4.48%	01/15/75	[2]	$2,145,000	$2,149,045
Access Group, Inc., Series 2001, Class 2A1
0.59%	05/25/29	[3]	3,044,085	2,903,354
American Money Management Corp., Series 2013-13A, Class A1L (Cayman Islands)
1.68%	01/24/26	[2,3,4]	1,150,000	1,141,489
American Money Management Corp., Series 2014-14A, Class A1L (Cayman Islands)
1.80%	07/27/26	[2,3,4]	1,900,000	1,883,139
American Money Management Corp., Series 2014-15A, Class E (Cayman Islands)
7.22%	12/09/26	[2,3,4]	3,275,000	3,216,577
ARES CLO Ltd., Series 2007-12A, Class A (Cayman Islands)
0.86%	11/25/20	[2,3,4]	680,601	678,159
ARES XXVI CLO Ltd., Series 2013-1A, Class A (Cayman Islands)
1.33%	04/15/25	[2,3,4]	1,900,000	1,862,314
Avalon IV Capital Ltd., Series 2012-1AR, Class CR (Cayman Islands)
3.08%	04/17/23	[2,3,4]	1,700,000	1,682,087
Axis Equipment Finance Receivables LLC, Series 2012-1I, Class E1
6.25%	04/20/16		5,097	5,114
Axis Equipment Finance Receivables LLC, Series 2012-1I, Class E2
7.00%	03/20/17		15,000	15,066
Babson CLO Ltd., Series 2013-IA, Class A (Cayman Islands)
1.33%	04/20/25	[2,3,4]	1,400,000	1,376,969
Babson CLO Ltd., Series 2014-IA, Class A1 (Cayman Islands)
1.72%	07/12/25	[2,3,4]	1,800,000	1,795,045
Babson CLO Ltd., Series 2014-IIA, Class C (Cayman Islands)
3.17%	10/17/26	[2,3,4]	2,300,000	2,234,245
Beacon Container Finance LLC, Series 2012-1A, Class A
3.72%	09/20/27	[2]	97,015	98,702
Blue Hill CLO Ltd., Series 2013-1A, Class C1
3.23%	01/15/26	[2,3]	1,300,000	1,267,144
BlueMountain CLO Ltd., Series 2013-1A, Class A1 (Cayman Islands)
1.43%	05/15/25	[2,3,4]	2,605,000	2,555,271
BlueMountain CLO Ltd., Series 2013-4A, Class B1 (Cayman Islands)
2.13%	04/15/25	[2,3,4]	1,500,000	1,458,402

	Maturity	Principal
Issues	Date	Amount	Value
ASSET-BACKED SECURITIES (continued)
BlueMountain CLO Ltd., Series 2013-4A, Class E (Cayman Islands)
5.33%	04/15/25[2,3,4]	$ 50,000	$ 45,133
Brazos Higher Education Authority, Inc., Series 2005-3, Class A16
0.46%	06/25/26[3]	150,000	146,586
Brazos Higher Education Authority, Inc., Series 2006-2, Class A9
0.26%	12/26/24[3]	35,195	34,636
Brazos Higher Education Authority, Inc., Series 2011-1, Class A2
1.03%	02/25/30[3]	160,564	161,644
CAL Funding II Ltd., Series 2012-1A, Class A (Bermuda)
3.47%	10/25/27[2,4]	274,167	274,619
Cedar Funding Ltd., Series 2014-3A, Class A1 (Cayman Islands)
1.76%	05/20/26[2,3,4]	4,000,000	3,981,940
Cent CLO LP, Series 2013-17A, Class A1 (Cayman Islands)
1.53%	01/30/25[2,3,4]	1,710,000	1,689,020
Cent CLO LP, Series 2013-18A, Class B1 (Cayman Islands)
1.78%	07/23/25[2,3,4]	1,700,000	1,612,851
Cent CLO LP, Series 2013-19A, Class A1A (Cayman Islands)
1.56%	10/29/25[2,3,4]	2,320,000	2,294,972
CIFC Funding IV Ltd., Series 2013-4A, Class B1 (Cayman Islands)
2.09%	11/27/24[2,3,4]	1,400,000	1,348,850
CIFC Funding Ltd., Series 2012-2A, Class A1L (Cayman Islands)
1.64%	12/05/24[2,3,4]	1,900,000	1,886,795
CIT Education Loan Trust, Series 2007-1, Class A
0.34%	03/25/42[2,3]	4,761,608	4,545,105
Cronos Containers Program Ltd., Series 2012-2A, Class A (Bermuda)
3.81%	09/18/27[2,4]	77,500	77,510
Dryden Senior Loan Fund, Series 2013-28A, Class A1L (Cayman Islands)
1.33%	08/15/25[2,3,4]	1,950,000	1,907,344
Dryden Senior Loan Fund, Series 2014-34A, Class C (Cayman Islands)
3.09%	10/15/26[2,3,4]	1,555,000	1,490,827
Dryden Senior Loan Fund, Series 2013-26A, Class C (Cayman Islands)
2.73%	07/15/25[2,3,4]	900,000	843,470
Dryden XXII Senior Loan Fund, Series 2013-30A, Class C (Cayman Islands)
3.08%	11/15/25[2,3,4]	1,330,000	1,284,410
Eaton Vance CLO Ltd., Series 2014-1A, Class A (Cayman Islands)
1.68%	07/15/26[2,3,4]	2,000,000	1,985,598

See accompanying notes to Schedule of Portfolio Investments.

N-Q Report December 2014 / 91

Unconstrained Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Education Loan Asset-Backed Trust, Series 2013-1A, Class A2
0.96%	04/26/32	[2,3]	$3,465,000	$3,462,000
Educational Funding of the South, Inc., Series 2012-1, Class A
1.22%	03/25/36	[3]	209,770	212,496
Educational Services of America, Inc., Series 2012-2, Class A
0.90%	04/25/39	[2,3]	398,728	399,488
EFS Volunteer No. 2 LLC
1.50%	03/25/36	[2,3]	6,400,000	6,553,785
Flagship CLO, Series 2014-8A, Class A
1.76%	01/16/26	[2,3]	2,420,000	2,409,502
Flatiron CLO Ltd.
1.62%	07/17/26	[2,3]	1,900,000	1,879,756
Flatiron CLO Ltd., Series 2013-1A, Class A1 (Cayman Islands)
1.63%	01/17/26	[2,3,4]	2,390,000	2,372,895
GCO Education Loan Funding Trust, Series 2006-2AR, Class A1RN
0.82%	08/27/46	[2,3]	3,301,580	3,163,790
GCO Education Loan Funding Trust, Series 2007-1A, Class A5L
0.30%	05/25/23	[2,3]	257,637	256,017
GE Business Loan Trust, Series 2004-2A, Class A
0.38%	12/15/32	[2,3]	683,060	667,017
GE Business Loan Trust, Series 2005-1A, Class A3
0.41%	06/15/33	[2,3]	1,452,696	1,411,604
Global SC Finance SRL, Series 2014-1A, Class A2 (Barbados)
3.09%	07/17/24	[2,4]	2,434,167	2,402,990
Goal Capital Funding Trust, Series 2006-1, Class A3
0.35%	11/25/26	[3]	283,349	280,819
Goal Capital Funding Trust, Series 2006-1, Class B
0.68%	08/25/42	[3]	760,498	697,750
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class A (Cayman Islands)
1.38%	04/25/25	[2,3,4]	1,800,000	1,767,341
GoldenTree Loan Opportunities VIII Ltd., Series 2014-8A, Class C (Cayman Islands)
2.93%	04/19/26	[2,3,4]	1,875,000	1,817,496
Higher Education Funding, Series 2014-1, Class A
1.28%	05/25/34	[2,3]	1,792,711	1,776,965
ING Investment Management CLO Ltd., Series 2013-1A, Class A1 (Cayman Islands)
1.37%	04/15/24	[2,3,4]	1,350,000	1,326,625
J.G. Wentworth XX LLC, Series 2010-1A, Class B
9.31%	07/15/61	[2]	638,188	828,153

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
J.G. Wentworth XXX LLC, Series 2013-3A, Class B
5.54%	01/15/75	[2]	$1,295,000	$1,464,060
Jasper CLO Ltd., Series 2005-1A, Class A (Cayman Islands)
0.50%	08/01/17	[2,3,4]	90,270	90,179
LCM VI LP, Series 2006-6A, Class A (Cayman Islands)
0.47%	05/28/19	[2,3,4]	317,443	317,020
Limerock CLO, Series 2014-2A, 2014-2A, Class C1 (Cayman Islands)
3.08%	04/18/26	[2,3,4]	2,750,000	2,638,468
Magnetite XII Ltd., Series 2014-11A, Class B (Cayman Islands)
3.54%	01/18/27	[2,3,4]	2,100,000	2,094,032
MSIM Peconic Bay Ltd., Series 2007-1A, Class C (Cayman Islands)
2.23%	07/20/19	[2,3,4]	355,000	358,200
National Collegiate Student Loan Trust, Series 2006-1, Class A3
0.36%	05/25/26	[3]	730,517	726,539
National Collegiate Student Loan Trust, Series 2006-2, Class A2
0.32%	07/25/26	[3]	870,624	866,316
National Collegiate Student Loan Trust, Series 2006-3, Class A3
0.32%	10/25/27	[3]	404,305	399,731
National Collegiate Student Loan Trust, Series 2006-4, Class A2
0.31%	12/27/27	[3]	6,586,768	6,505,756
National Collegiate Student Loan Trust, Series 2007-2, Class A2
0.30%	06/26/28	[3]	6,877,646	6,629,989
Navient Student Loan Trust, Series 2014-1, Class A4
0.90%	02/25/39	[3]	3,840,000	3,824,724
Navient Student Loan Trust, Series 2014-8, Class A3
0.85%	05/27/31	[3]	6,120,000	6,129,682
Nelnet Education Loan Funding, Inc., Series 2004-1A, Class B1
0.64%	02/25/36	[2,3]	150,000	122,413
Nelnet Education Loan Funding, Inc., Series 2004-1A, Class B2
0.68%	02/25/36	[2,3]	825,000	664,968
Nelnet Student Loan Trust, Series 2008-4, Class A4
1.71%	04/25/24	[3]	1,575,000	1,616,085
Nelnet Student Loan Trust, Series 2012-5A, Class A
0.77%	10/27/36	[2,3]	250,409	250,180
Nelnet Student Loan Trust, Series 2014-4A, Class A2
1.10%	11/25/43	[2,3]	1,865,000	1,880,081

See accompanying notes to Schedule of Portfolio Investments.

92 / N-Q Report December 2014

Unconstrained Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Neuberger Berman CLO Ltd., Series 2014-16A, Class A1
1.70%	04/15/26	[2,3]	$1,710,000	$1,696,963
Nomad CLO Ltd., Series 2013-1A, Class A1 (Cayman Islands)
1.43%	01/15/25	[2,3,4]	2,330,000	2,296,613
Northstar Education Finance, Inc.
0.98%	01/29/46	[3]	135,000	134,683
Octagon Investment Partners XV Ltd., Series 2013-1A, Class C (Cayman Islands)
3.08%	01/19/25	[2,3,4]	510,000	492,225
Race Point CLO Ltd., Series 2012-7A, Class A (Cayman Islands)
1.65%	11/08/24	[2,3,4]	250,000	248,900
Red River CLO Ltd., Series 2001A, Class A (Cayman Islands)
0.50%	07/27/18	[2,3,4]	106,980	106,539
Scholar Funding Trust, Series 2011-A, Class A
1.13%	10/28/43	[2,3]	223,049	224,668
Scholar Funding Trust, Series 2012-B, Class A2
1.27%	03/28/46	[2,3]	150,000	153,001
SLC Student Loan Trust I, Series 2002-2, Class B2
1.65%	07/01/42	[2,3]	100,000	76,850
SLC Student Loan Trust, Series 2004-1, Class B
0.52%	08/15/31	[3]	994,549	911,459
SLC Student Loan Trust, Series 2005-2, Class B
0.52%	03/15/40	[3]	801,962	727,361
SLC Student Loan Trust, Series 2005-3, Class B
0.49%	06/15/40	[3]	1,654,042	1,501,017
SLC Student Loan Trust, Series 2006-1, Class B
0.45%	03/15/39	[3]	1,547,280	1,386,622
SLC Student Loan Trust, Series 2006-2, Class A5
0.34%	09/15/26	[3]	175,000	172,020
SLC Student Loan Trust, Series 2006-2, Class B
0.47%	12/15/39	[3]	1,086,645	976,189
SLC Student Loan Trust, Series 2008-1, Class A4A
1.84%	12/15/32	[3]	5,948,000	6,213,993
SLC Student Loan Trust, Series 2008-2, Class B
1.99%	09/15/22	[3]	2,735,000	2,716,826
SLM Student Loan Trust, Series 2003-11, Class A6
0.99%	12/15/25	[2,3]	250,000	249,471

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2003-4, Class A5D
0.99%	03/15/33	[2,3]	$4,174,400	$4,161,176
SLM Student Loan Trust, Series 2003-7, Class B
0.81%	09/15/39	[3]	3,267,817	2,975,936
SLM Student Loan Trust, Series 2004-2, Class B
0.70%	07/25/39	[3]	1,011,844	946,072
SLM Student Loan Trust, Series 2004-5A, Class A5
0.83%	10/25/23	[2,3]	1,720,000	1,725,146
SLM Student Loan Trust, Series 2004-8A, Class A5
0.73%	04/25/24	[2,3]	1,470,636	1,472,107
SLM Student Loan Trust, Series 2005-10, Class A4
0.34%	10/25/19	[3]	1,288,298	1,286,065
SLM Student Loan Trust, Series 2005-4, Class B
0.41%	07/25/40	[3]	1,029,951	923,079
SLM Student Loan Trust, Series 2005-8, Class A3
0.34%	10/25/24	[3]	1,244,749	1,242,234
SLM Student Loan Trust, Series 2005-9, Class B
0.53%	01/25/41	[3]	1,585,656	1,440,139
SLM Student Loan Trust, Series 2006-2, Class A4
0.32%	10/25/22	[3]	1,624,633	1,623,701
SLM Student Loan Trust, Series 2006-2, Class A6
0.40%	01/25/41	[3]	1,800,000	1,713,161
SLM Student Loan Trust, Series 2006-4, Class A5
0.33%	10/27/25	[3]	2,814,937	2,805,737
SLM Student Loan Trust, Series 2006-8, Class A6
0.39%	01/25/41	[3]	1,800,000	1,679,281
SLM Student Loan Trust, Series 2006-9, Class A5
0.33%	01/26/26	[3]	200,000	196,148
SLM Student Loan Trust, Series 2007-1, Class B
0.45%	01/27/42	[3]	2,130,090	1,900,240
SLM Student Loan Trust, Series 2007-3, Class A4
0.29%	01/25/22	[3]	215,000	208,281
SLM Student Loan Trust, Series 2007-6, Class A4
0.61%	10/25/24	[3]	6,100,000	6,053,820
SLM Student Loan Trust, Series 2007-6, Class B
1.08%	04/27/43	[3]	662,291	611,919

See accompanying notes to Schedule of Portfolio Investments.

N-Q Report December 2014 / 93

Unconstrained Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2007-7, Class B
0.98%	10/25/28	[3]	$2,195,000	$2,059,702
SLM Student Loan Trust, Series 2007-8, Class B
1.23%	04/27/43	[3]	3,272,162	3,053,608
SLM Student Loan Trust, Series 2008-2, Class B
1.43%	01/25/29	[3]	1,000,000	934,579
SLM Student Loan Trust, Series 2008-3, Class B
1.43%	04/25/29	[3]	710,000	664,240
SLM Student Loan Trust, Series 2008-4, Class A4
1.88%	07/25/22	[3]	2,200,000	2,314,638
SLM Student Loan Trust, Series 2008-4, Class B
2.08%	04/25/29	[3]	710,000	711,357
SLM Student Loan Trust, Series 2008-5, Class A3
1.53%	01/25/18	[3]	144,245	145,023
SLM Student Loan Trust, Series 2008-5, Class A4
1.93%	07/25/23	[3]	2,930,000	3,056,531
SLM Student Loan Trust, Series 2008-5, Class B
2.08%	07/25/29	[3]	3,730,000	3,814,732
SLM Student Loan Trust, Series 2008-6, Class A3
0.98%	01/25/19	[3]	6,930,000	6,964,844
SLM Student Loan Trust, Series 2008-6, Class B
2.08%	07/25/29	[3]	710,000	713,883
SLM Student Loan Trust, Series 2008-7, Class B
2.08%	07/25/29	[3]	820,000	826,078
SLM Student Loan Trust, Series 2008-8, Class A4
1.73%	04/25/23	[3]	3,210,000	3,347,845
SLM Student Loan Trust, Series 2008-8, Class B
2.48%	10/25/29	[3]	710,000	744,412
SLM Student Loan Trust, Series 2008-9, Class A
1.73%	04/25/23	[3]	2,823,271	2,902,500
SLM Student Loan Trust, Series 2008-9, Class B
2.48%	10/25/29	[3]	3,710,000	3,907,076
SLM Student Loan Trust, Series 2010-1, Class A
0.57%	03/25/25	[3]	552,724	551,293
SLM Student Loan Trust, Series 2011-1, Class A2
1.32%	10/25/34	[3]	2,680,000	2,775,805

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2011-2, Class A1
0.77%	11/25/27	[3]	$1,212,267	$1,216,545
SLM Student Loan Trust, Series 2011-2, Class A2
1.37%	10/25/34	[3]	4,035,000	4,134,953
SLM Student Loan Trust, Series 2012-1, Class A3
1.12%	09/25/28	[3]	1,300,000	1,324,661
SLM Student Loan Trust, Series 2012-2, Class A
0.87%	01/25/29	[3]	2,757,503	2,768,607
SLM Student Loan Trust, Series 2012-6, Class A2
0.45%	09/25/19	[3]	5,278,870	5,273,554
SLM Student Loan Trust, Series 2012-7, Class A3
0.82%	05/26/26	[3]	200,000	199,320
SLM Student Loan Trust, Series 2013-3, Class A2
0.47%	05/26/20	[3]	3,360,000	3,356,126
SLM Student Loan Trust, Series 2013-4, Class A
0.70%	06/25/27	[3]	2,883,620	2,879,437
SLM Student Loan Trust, Series 2013-6, Class A2
0.66%	02/25/21	[3]	1,760,000	1,761,064
SLM Student Loan Trust, Series 2013-6, Class A3
0.80%	06/26/28	[3]	4,830,000	4,823,826
SLM Student Loan Trust, Series 2014-1, Class A2
0.54%	07/26/21	[3]	2,320,000	2,314,944
SLM Student Loan Trust, Series 2014-1, Class A3
0.76%	02/26/29	[3]	1,670,000	1,663,987
SoFi Professional Loan Program LLC, Series 2014-A, Class A1
1.77%	06/25/25	[2,3]	1,328,574	1,343,199
SoFi Professional Loan Program, Series 2014-B, Class A1
1.40%	08/25/32	[2,3]	3,410,000	3,412,985
Sound Point CLO Ltd., Series 2012-1A, Class C (Cayman Islands)
3.53%	10/20/23	[2,3,4]	1,800,000	1,782,085
Spirit Master Funding LLC, Series 2013-2A, Class A
5.27%	12/20/43	[2]	1,514,997	1,636,021
Spirit Master Funding LLC, Series 2014-1A, Class A1
5.05%	07/20/40	[2]	157,817	169,013
Structured Receivables Finance LLC, Series 2010-A, Class B
7.61%	01/16/46	2,†	866,009	1,041,684

See accompanying notes to Schedule of Portfolio Investments.

94 / N-Q Report December 2014

Unconstrained Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Structured Receivables Finance LLC, Series 2010-B, Class B
7.97%	08/15/36	2,†	$716,494	$877,348
Symphony CLO Ltd., Series 2012-9A, Class C (Cayman Islands)
3.48%	04/16/22	[2,3,4]	1,645,000	1,632,463
TAL Advantage LLC, Series 2006-1, Class NOTE
0.36%	04/20/21	[2,3]	18,667	18,531
Triton Container Finance LLC, Series 2007-1A, Class NOTE
0.31%	02/26/19	[2,3]	7,125	7,118
Voya CLO Ltd., Series 2014-4A, Class A1 (Cayman Islands)
1.73%	10/14/26	[2,3,4]	2,800,000	2,781,962

Total Asset-Backed Securities
(Cost $260,257,531)				261,355,565

BANK LOANS — 0.67%*
Automotive — 0.03%
Navistar, Inc., Term Loan B, 1st Lien
5.75%	08/17/17	[3]	500,000	498,750

Electric — 0.30%
Chief Power Finance LLC, Term Loan B, 1st Lien
0.00%	12/16/20	[3]	4,500,000	4,477,500

Finance — 0.10%
Delos Finance SARL, Term Loan B, 1st Lien
3.50%	03/06/21	[3]	1,500,000	1,491,248

Services — 0.24%
AABS Ltd. Loan, Series 2013-1, Class A (STEP) (Bermuda)
4.88%	01/15/38	3,4,†	3,547,240	3,662,395

Total Bank Loans
(Cost $10,106,368)				10,129,893

CORPORATES — 19.06%*
Automotive — 0.30%
Daimler Finance North America LLC
0.83%	01/09/15	[2,3]	500,000	500,023
Ford Motor Co.
6.50%	08/01/18		1,000,000	1,140,564
General Motors Co.
4.88%	10/02/23		1,710,000	1,838,250
Tenedora Nemak SA de CV (Mexico)
5.50%	02/28/23	[2,4]	1,000,000	1,012,500

				4,491,337

Banking — 2.67%
Abbey National Treasury Services PLC/London (United Kingdom)
3.05%	08/23/18	[4]	425,000	440,388

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
Akbank TAS (Turkey)
5.00%	10/24/22	[2,4]	$1,000,000	$1,017,500
Banco Santander SA (Spain)
5.95%	01/30/24	[2,3,4]	700,000	735,000
Bank of America Corp.
1.50%	10/09/15		1,000,000	1,003,825
Bank of America N.A. (BKNT)
0.52%	06/15/16	[3]	1,122,000	1,114,783
0.54%	06/15/17	[3]	3,300,000	3,254,427
5.30%	03/15/17		4,575,000	4,916,867
6.00%	06/15/16		2,075,000	2,203,936
6.10%	06/15/17		2,300,000	2,537,138
Bank of China Ltd. (China)
5.00%	11/13/24	[2,4]	500,000	515,781
BBVA Banco Continental SA (Peru)
5.25%	09/22/29	[2,3,4]	1,000,000	1,020,000
BBVA Bancomer SA/Texas (Mexico)
6.75%	09/30/22	[2,4]	500,000	553,750
Credit Suisse/New York (YCD) (Switzerland)
0.47%	04/10/15	[3,4]	1,500,000	1,501,660
0.55%	08/24/15	[3,4]	3,500,000	3,501,103
HBOS PLC, Series G (MTN) (United Kingdom)
6.75%	05/21/18	[2,4]	3,425,000	3,822,579
Industrial & Commercial Bank of China Ltd. (China)
6.00%	12/10/48	[2,3]	1,000,000	1,013,750
JPMorgan Chase & Co.
3.88%	09/10/24		2,000,000	2,010,700
Macquarie Bank Ltd. (Australia)
0.69%	06/15/16	[2,3,4]	1,500,000	1,500,493
5.00%	02/22/17	[2,4]	170,000	181,415
6.62%	04/07/21	[2,4]	2,824,000	3,264,281
National Australia Bank Ltd. (Australia)
1.60%	08/07/15	[4]	250,000	251,477
Royal Bank of Scotland NV (Netherlands)
4.65%	06/04/18	[4]	1,500,000	1,561,124
Royal Bank of Scotland PLC (United Kingdom)
2.55%	09/18/15	[4]	350,000	353,656
5.12%	05/28/24	[4]	1,360,000	1,389,750
6.10%	06/10/23	[4]	700,000	759,725
6.12%	12/15/22	[4]	100,000	109,240

				40,534,348

Communications — 1.01%
CCO Holdings LLC/CCO Holdings Capital Corp. (WI)
8.12%	04/30/20		65,000	68,819

See accompanying notes to Schedule of Portfolio Investments.

N-Q Report December 2014 / 95

Unconstrained Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
CCOH Safari LLC
5.50%	12/01/22		$1,580,000	$1,607,650
5.75%	12/01/24		1,000,000	1,013,750
Cox Communications, Inc.
5.88%	12/01/16	[2]	1,300,000	1,405,837
CSC Holdings LLC
6.75%	11/15/21		1,310,000	1,452,463
Intelsat Jackson Holdings SA (Luxembourg)
5.50%	08/01/23	[4]	1,000,000	997,650
7.25%	10/15/20	[4]	1,360,000	1,445,000
7.50%	04/01/21	[4]	400,000	430,000
Qwest Corp.
7.25%	09/15/25		300,000	357,983
Sprint Nextel Corp.
9.00%	11/15/18	[2]	2,850,000	3,255,840
T-Mobile USA, Inc.
6.63%	04/28/21		2,450,000	2,523,500
Windstream Corp. (WI)
8.12%	09/01/18		785,000	817,872

				15,376,364

Consumer Discretionary — 0.37%
Catholic Health Initiatives
4.20%	08/01/23		2,700,000	2,876,138
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC (WI)
5.75%	10/15/20		2,750,000	2,829,063

				5,705,201

Electric — 2.34%
Alabama Power Capital Trust V
3.34%	10/01/42	[3]	1,300,000	1,225,958
Dominion Resources, Inc.
5.75%	10/01/54	[3]	2,875,000	3,007,006
DPL, Inc.
6.50%	10/15/16		96,000	100,560
Duquesne Light Holdings, Inc.
6.40%	09/15/20	[2]	4,641,000	5,428,569
Dynegy Finance I, Inc./ Dynegy Finance II, Inc.
6.75%	11/01/19	[2]	1,250,000	1,275,000
Electricite de France SA (France)
5.25%	07/29/49	[2,3,4]	125,000	128,125
5.62%	12/29/49	[2,3,4]	1,275,000	1,345,253
Empresa de Energia de Bogota SA ESP, Series REGS (Colombia)
6.12%	11/10/21	[4]	200,000	212,000
Empresa Electrica Angamos SA (Chile)
4.88%	05/25/29	[2,4]	1,000,000	987,500

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
FirstEnergy Transmission LLC
4.35%	01/15/25	[2]	$2,000,000	$2,040,579
Florida Gas Transmission Co. LLC
7.90%	05/15/19	[2]	1,375,000	1,654,837
GenOn Americas Generation LLC
8.50%	10/01/21		1,025,000	891,750
GNL Quintero SA (Chile)
4.63%	07/31/29	[2,4]	1,000,000	1,014,767
Homer City Generation LP (PIK)
8.14%	10/01/19	[5]	1,991,430	2,076,066
Ipalco Enterprises, Inc.
7.25%	04/01/16	[2]	4,850,000	5,142,016
Ipalco Enterprises, Inc. (WI)
5.00%	05/01/18		1,700,000	1,802,725
Metropolitan Edison Co.
7.70%	01/15/19		2,230,000	2,667,170
Oncor Electric Delivery Co. LLC
6.80%	09/01/18		1,000,000	1,166,522
Perusahaan Gas Negara Persero TBK PT (Indonesia)
5.12%	05/16/24	[2,4]	1,000,000	1,030,000
PNM Resources, Inc.
9.25%	05/15/15		200,000	206,080
Public Service Co. of New Mexico
5.35%	10/01/21		50,000	54,939
Southwestern Electric Power Co.
6.45%	01/15/19		1,885,000	2,180,529

				35,637,951

Energy — 2.06%
Access Midstream Partners LP/ACMP Finance Corp.
4.88%	05/15/23		2,500,000	2,540,625
Boardwalk Pipelines LP
4.95%	12/15/24		1,000,000	996,124
5.88%	11/15/16		5,538,000	5,882,508
Chesapeake Energy Corp.
6.62%	08/15/20		2,000,000	2,135,000
El Paso LLC, Series G (MTN)
7.80%	08/01/31		1,175,000	1,434,287
Florida Gas Transmission Co. LLC
4.00%	07/15/15	[2]	500,000	507,226
GeoPark Latin America Ltd., Agencia En Chile (Bermuda)
7.50%	02/11/20	[2,4]	600,000	533,280
Newfield Exploration Co.
5.62%	07/01/24		2,500,000	2,481,250
Noble Energy, Inc.
3.90%	11/15/24		934,000	926,493

See accompanying notes to Schedule of Portfolio Investments.

96 / N-Q Report December 2014

Unconstrained Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Pacific Drilling V Ltd. (Luxembourg)
7.25%	12/01/17	[2,4]	$725,000	$659,750
Pacific Rubiales Energy Corp. (Canada)
5.62%	01/19/25	[2,4]	565,000	435,050
Peabody Energy Corp.
4.75%	12/15/41		900,000	477,000
Petroleos Mexicanos (Mexico)
1.70%	12/20/22	[4]	120,000	117,077
Rockies Express Pipeline LLC
5.62%	04/15/20	[2]	2,400,000	2,364,000
6.00%	01/15/19	[2]	1,000,000	1,005,000
6.85%	07/15/18	[2]	1,200,000	1,236,000
Ruby Pipeline LLC
6.00%	04/01/22	[2]	1,600,000	1,789,757
Sabine Pass Liquefaction LLC
5.75%	05/15/24		2,000,000	1,972,500
Sabine Pass LNG LP
7.50%	11/30/16		2,500,000	2,618,750
7.50%	11/30/16	[2]	500,000	523,750
SandRidge Energy, Inc.
8.12%	10/15/22		550,000	349,250
SM Energy Co.
6.50%	01/01/23		165,000	159,225
Tennessee Gas Pipeline Co. LLC
8.00%	02/01/16		225,000	239,870

				31,383,772

Finance — 3.51%
China Overseas Finance Cayman VI Ltd. (Cayman Islands)
5.95%	05/08/24	[4]	1,000,000	1,102,400
CIT Group, Inc.
6.62%	04/01/18	[2]	1,000,000	1,088,750
Citigroup, Inc.
0.78%	08/25/36	[3]	4,050,000	3,264,575
0.93%	11/24/17	[3]	1,000,000	1,000,960
1.19%	07/25/16	[3]	1,000,000	1,007,631
4.59%	12/15/15		125,000	129,195
6.12%	05/15/18		100,000	113,255
Ford Motor Credit Co. LLC
1.70%	05/09/16		3,000,000	3,013,222
2.75%	05/15/15		2,000,000	2,013,564
3.88%	01/15/15		400,000	400,300
8.00%	12/15/16		1,000,000	1,118,497
General Electric Capital Corp. (MTN)
0.61%	05/05/26	[3]	1,000,000	944,880
0.71%	08/15/36	[3]	4,085,000	3,590,132
4.65%	10/17/21		70,000	78,871

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
General Motors Financial Co., Inc.
2.62%	07/10/17		$2,500,000	$2,512,355
General Motors Financial Co., Inc., Series 3YR
3.00%	09/25/17		1,000,000	1,016,250
Goldman Sachs Group, Inc.
2.90%	07/19/18		1,000,000	1,025,418
5.95%	01/18/18		75,000	83,381
7.50%	02/15/19		2,475,000	2,946,577
Goldman Sachs Group, Inc. (MTN)
1.60%	11/23/15		2,000,000	2,011,053
1.84%	11/29/23	[3]	3,401,000	3,508,548
International Lease Finance Corp.
6.75%	09/01/16	[2]	400,000	427,500
JPMorgan Chase & Co., Series G (MTN)
1.10%	10/15/15		3,000,000	3,005,973
JPMorgan Chase Capital XIII, Series M
1.21%	09/30/34	[3]	225,000	186,750
JPMorgan Chase Capital XXI, Series U
1.18%	02/02/37	[3]	3,410,000	2,915,550
JPMorgan Chase Capital XXIII
1.23%	05/15/47	[3]	7,750,000	6,316,250
Morgan Stanley
1.01%	01/05/18	[3]	2,000,000	2,001,984
Morgan Stanley (MTN)
5.62%	09/23/19		2,000,000	2,259,152
Raymond James Financial, Inc.
8.60%	08/15/19		530,000	659,326
Reckson Operating Partnership LP
5.00%	08/15/18		895,000	961,804
ZFS Finance USA Trust II
6.45%	12/15/65	[2,3]	2,475,000	2,604,938

				53,309,041

Health Care — 1.41%
CHS/Community Health Systems, Inc.
5.12%	08/15/18		1,300,000	1,348,750
5.12%	08/01/21		1,000,000	1,042,500
DaVita, Inc.
5.75%	08/15/22		2,525,000	2,685,969
Hartford HealthCare Corp.
5.75%	04/01/44		1,525,000	1,812,658
HCA, Inc.
6.50%	02/15/20		2,425,000	2,726,306
Hospira, Inc.
5.20%	08/12/20		1,000,000	1,072,100
North Shore Long Island Jewish Health Care, Inc.
4.80%	11/01/42		650,000	678,993

See accompanying notes to Schedule of Portfolio Investments.

N-Q Report December 2014 / 97

Unconstrained Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
6.15%	11/01/43		$2,250,000	$3,026,213
Providence Health & Services Obligated Group
1.18%	10/01/17	[3]	3,200,000	3,221,958
Tenet Healthcare Corp.
4.50%	04/01/21		1,000,000	1,007,500
Valeant Pharmaceuticals International, Inc. (Canada)
5.62%	12/01/21	[2,4]	2,750,000	2,798,125

				21,421,072

Industrials — 0.47%
Cemex Espana Luxembourg (Spain)
9.88%	04/30/19	[2,4]	600,000	663,000
Heathrow Funding Ltd. (United Kingdom)
2.50%	06/25/15	[2,4]	4,200,000	4,114,367
4.88%	07/15/21	[2,4]	700,000	791,516
Odebrecht Offshore Drilling Finance Ltd. (Cayman Islands)
6.75%	10/01/22	[2,4]	471,250	432,372
Sydney Airport Finance Co. Pty Ltd. (Australia)
3.90%	03/22/23	[2,4]	325,000	334,925
5.12%	02/22/21	[2,4]	660,000	740,350

				7,076,530

Insurance — 0.49%
Farmers Exchange Capital
7.20%	07/15/48	[2]	150,000	201,131
Farmers Exchange Capital II
6.15%	11/01/53	[2,3]	2,500,000	2,721,849
Metropolitan Life Global Funding I
1.50%	01/10/18	[2]	500,000	498,748
1.70%	06/29/15	[2]	175,000	175,946
Nationwide Mutual Insurance Co.
2.53%	12/15/24	[2,3]	3,825,000	3,829,728

				7,427,402

Materials — 0.06%
Barrick Gold Corp. (WI) (Canada)
4.10%	05/01/23	[4]	900,000	880,313

Real Estate Investment Trust (REIT) — 2.55%
Alexandria Real Estate Equities, Inc.
3.90%	06/15/23		1,650,000	1,674,354
4.60%	04/01/22		1,000,000	1,066,566
ARC Properties Operating Partnership LP/Clark Acquisition LLC
2.00%	02/06/17		3,700,000	3,545,340
AvalonBay Communities, Inc.
2.95%	09/15/22		250,000	243,945

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
3.62%	10/01/20		$1,500,000	$1,559,502
Boston Properties LP
5.62%	11/15/20		1,750,000	2,000,153
5.88%	10/15/19		200,000	229,327
CBL & Associates LP
4.60%	10/15/24		1,830,000	1,863,235
Essex Portfolio LP
5.50%	03/15/17		2,197,000	2,380,465
HCP, Inc.
2.62%	02/01/20		1,500,000	1,486,997
3.88%	08/15/24		2,000,000	2,037,954
5.62%	05/01/17		100,000	108,825
6.00%	01/30/17		1,000,000	1,091,668
Health Care REIT, Inc.
4.95%	01/15/21		1,020,000	1,119,515
Healthcare Realty Trust, Inc.
5.75%	01/15/21		1,250,000	1,401,661
6.50%	01/17/17		875,000	955,972
Highwoods Realty LP
7.50%	04/15/18		800,000	924,860
Hospitality Properties Trust
6.30%	06/15/16		1,900,000	1,991,974
Host Hotels & Resorts LP (WI)
5.88%	06/15/19		5,574,000	5,855,381
Liberty Property LP (MTN)
7.50%	01/15/18		900,000	1,026,378
Post Apartment Homes LP
3.38%	12/01/22		100,000	99,422
4.75%	10/15/17		270,000	290,501
SL Green Realty Corp./SL Green Operating Partnership
7.75%	03/15/20		2,375,000	2,829,151
WEA Finance LLC/Westfield UK & Europe Finance PLC
1.75%	09/15/17	[2]	3,000,000	2,989,956

				38,773,102

Retail — 0.21%
Walgreens Boots Alliance, Inc.
0.68%	05/18/16	[3]	3,220,000	3,220,998

Transportation — 1.61%
America West Airlines Pass-Through Trust, Series 2001-1, Class 11G
7.10%	04/02/21		1,741,930	1,935,720
American Airlines Pass-Through Trust, Series 2011-1, Class A
5.25%	01/31/21		57,528	61,987
American Airlines Pass-Through Trust, Series 2013-2, Class A
4.95%	01/15/23		4,153,460	4,464,970

See accompanying notes to Schedule of Portfolio Investments.

98 / N-Q Report December 2014

Unconstrained Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
Autopistas Metropolitanas de Puerto Rico LLC
6.75%	06/30/35	[2]	$750,000	$628,125
Avianca Holdings SA/Avianca Leasing LLC/Grupo Taca Holdings Ltd. (Panama)
8.38%	05/10/20	[2,4]	1,000,000	1,035,000
Continental Airlines Pass-Through Trust, Series 1997, Class 4A
6.90%	01/02/18		90,597	95,240
Continental Airlines Pass-Through Trust, Series 1999, Class C2
7.26%	03/15/20	[6]	2,583,940	2,855,253
Continental Airlines Pass-Through Trust, Series 1999-1, Class A
6.54%	08/02/20		2,186,110	2,419,751
Continental Airlines Pass-Through Trust, Series 2000-2 A1
7.71%	10/02/22		1,056,913	1,181,100
Continental Airlines Pass-Through Trust, Series 2001-1, Class A-1
6.70%	06/15/21		175,997	190,077
Continental Airlines Pass-Through Trust, Series 2007, Class 1A
5.98%	04/19/22		2,683,191	2,934,874
Continental Airlines Pass-Through Trust, Series 2012-1, Class B
6.25%	04/11/20		63,598	66,778
Delta Air Lines Pass-Through Trust, Series 2002, Class G1
6.72%	01/02/23		1,181,354	1,361,511
JetBlue Airways Pass-Through Trust, Series 2004, Class G2
0.68%	11/15/16	[3]	1,200,000	1,171,800
UAL Pass-Through Trust, Series 2009-2A
9.75%	01/15/17		2,158,532	2,383,840
US Airways Pass-Through Trust, Series 2010-1, Class A
6.25%	04/22/23		1,315,875	1,486,939
US Airways Pass-Through Trust, Series 2012-1, Class A
5.90%	10/01/24		111,789	125,414

				24,398,379

Total Corporates
(Cost $286,076,939)				289,635,810

FOREIGN GOVERNMENT OBLIGATIONS — 0.31%
Foreign Government Obligations — 0.31%
Croatia Government Bond (Croatia)
6.00%	01/26/24	[2,4]	500,000	541,250
Export Credit Bank of Turkey (Turkey)
5.00%	09/23/21	[2,4]	500,000	511,250

Issues	Maturity Date		Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Foreign Government Obligations (continued)
Hungary Government International Bond (Hungary)
5.75%	11/22/23	[4]	$750,000	$833,437
Perusahaan Penerbit SBSN, Indonesia III (Indonesia)
4.35%	09/10/24	[2,4]	1,000,000	1,007,500
Republic of Serbia, Series REGS (Serbia)
4.88%	02/25/20	[4]	450,000	451,688
Russian Federation Foreign Bond-Eurobond (Russia)
4.88%	09/16/23	[4]	200,000	177,500
Slovenia Government International Bond (Slovenia)
5.50%	10/26/22	[2,4]	500,000	556,250
Venezuela Government International Bond Series REGS (Venezuela)
7.75%	10/13/19	[4]	1,500,000	663,750

Total Foreign Government Obligations
(Cost $5,176,763)				4,742,625

MORTGAGE-BACKED — 43.67%**
Commercial Mortgage-Backed — 10.87%
Banc of America Commercial Mortgage, Inc., Series 2005-3, Class A3A
4.62%	07/10/43		1,738,283	1,740,915
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-6, Class A4
5.15%	09/10/47	[3]	95,606	97,605
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-5, Class A2
5.32%	09/10/47		1,432,183	1,431,884
Bayview Commercial Asset Trust, Series 2004-2, Class A
0.60%	08/25/34	[2,3]	2,398,428	2,300,707
Bayview Commercial Asset Trust, Series 2005-3A, Class A1
0.49%	11/25/35	[2,3]	3,237,799	2,960,730
Bayview Commercial Asset Trust, Series 2008-4, Class A3
2.92%	07/25/38	[2,3]	1,197,049	1,127,033
Bear Stearns Commercial Mortgage Securities Trust, Series 2004-PWR3, Class E
5.00%	02/11/41	[3]	1,550,000	1,555,997
Bear Stearns Commercial Mortgage Securities Trust, Series 2004-PWR4, Class A3
5.47%	06/11/41	[3]	39,303	39,295

See accompanying notes to Schedule of Portfolio Investments.

N-Q Report December 2014 / 99

Unconstrained Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW14, Class A3
5.21%	12/11/38		$302,600	$304,266
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T22, Class A4
5.58%	04/12/38	[3]	113,239	117,490
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class A3
5.74%	06/11/50		459,432	462,105
CD Commercial Mortgage Trust, Series 2007-CD4, Class A1A
5.29%	12/11/49	[3]	2,348,713	2,475,203
Citigroup Commercial Mortgage Trust, Series 2005-C3, Class AJ
4.96%	05/15/43	[3]	1,580,000	1,591,715
Commercial Mortgage Pass-Through Certificates, Series 2007-C9, Class AAB
5.80%	12/10/49	[3]	2,888,402	2,926,789
Credit Suisse First Boston Commercial Mortgage Trust, Series 2007-C2, Class A1A
5.53%	01/15/49	[3]	1,920,684	2,026,478
Credit Suisse First Boston Commercial Mortgage Trust, Series 2007-C5, Class A3
5.69%	09/15/40	[3]	3,169,559	3,181,949
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C5, Class A4
5.10%	08/15/38	[3]	44,421	45,027
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C6, Class A4
5.23%	12/15/40	[3]	60,943	62,122
DBRR Trust, Series 2012-EZ1, Class C
2.06%	09/25/45	[2]	5,272,287	5,266,582
DBRR Trust, Series 2013-EZ3, Class A
1.64%	12/18/49	[2,3]	3,115,069	3,131,131
DBUBS Mortgage Trust, Series 2011-LC2A, Class A2
3.39%	07/10/44	[2]	6,215,574	6,389,315
DBUBS Mortgage Trust, Series 2011-LC3A, Class A2
3.64%	08/10/44		470,000	485,432
GE Business Loan Trust, Series 2003-2A, Class A
0.53%	11/15/31	[2,3]	897,986	864,049
GE Business Loan Trust, Series 2006-2A, Class A
0.34%	11/15/34	[2,3]	6,761,597	6,444,995
GE Capital Commercial Mortgage Corp. 2005-C4 A3A
5.49%	11/10/45	[3]	6,463,922	6,473,427

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
GS Mortgage Securities Trust, Series 2006-GG6, Class AAB
5.55%	04/10/38	[3]	$1,911,604	$1,930,975
GS Mortgage Securities Trust, Series 2010-C1, Class A1
3.68%	08/10/43	[2]	6,003,194	6,219,786
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-CB12, Class A4
4.90%	09/12/37		90,000	90,962
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-CB13, Class A3A1
5.24%	01/12/43	[3]	1,161,682	1,161,152
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP2, Class A3A
4.68%	07/15/42		3,294	3,292
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LPD4, Class A4
4.92%	10/15/42	[3]	1,570,585	1,592,421
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB14, Class ASB
5.51%	12/12/44	[3]	49,177	49,722
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class ASB
5.42%	12/12/43		65,412	67,058
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP9, Class AMS
5.34%	05/15/47		2,200,000	2,226,325
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-C1, Class ASB
5.86%	02/15/51		299,589	315,288
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class ASB
5.68%	02/12/49	[3]	159,498	166,332
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2010-C1,
Class A1
3.85%	06/15/43	[2]	1,942,778	1,952,836
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2005-LDP1, Class C
5.28%	03/15/46	[3]	3,687,000	3,699,970
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB14, Class A4
5.48%	12/12/44	[3]	4,642,632	4,750,185

See accompanying notes to Schedule of Portfolio Investments.

100 / N-Q Report December 2014

Unconstrained Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
LB-UBS Commercial Mortgage Trust, Series 2004-C6, Class F
5.21%	08/15/36	[3]	$1,510,000	$1,511,058
LB-UBS Commercial Mortgage Trust, Series 2005-C2, Class AJ
5.20%	04/15/30	[3]	1,890,000	1,905,687
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class A4
5.20%	11/15/30	[3]	4,544,705	4,594,515
LB-UBS Commercial Mortgage Trust, Series 2006-C1, Class A4
5.16%	02/15/31		6,837,049	7,006,450
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A2
5.30%	11/15/38		8,554,266	8,679,467
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2006-2A, Class 1A
0.37%	09/25/36	[2,3]	1,217,621	1,138,335
Merrill Lynch Mortgage Investors, Inc., Series 2005-CIP1, Class A3A
4.95%	07/12/38	[3]	2,811,187	2,820,758
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class AM
5.11%	07/12/38	[3]	7,187,000	7,311,188
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A1A
5.17%	12/12/49		5,343,952	5,657,642
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A3
2.51%	11/15/45		947,000	952,907
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A4
2.86%	11/15/45		1,360,000	1,365,719
Morgan Stanley Capital I Trust, Series 2005-IQ9, Class AJ
4.77%	07/15/56		2,530,000	2,530,282
Morgan Stanley Capital I Trust, Series 2005-T17, Class AJ
4.84%	12/13/41	[3]	3,428,122	3,438,523
Morgan Stanley Capital I Trust, Series 2001-C3, Class A2
3.22%	08/15/49		133,442	137,723
Morgan Stanley Capital I Trust, Series 2006-IQ11, Class A4
5.66%	10/15/42	[3]	2,744,476	2,826,496
Morgan Stanley Capital I Trust, Series 2006-IQ12, Class A4
5.33%	12/15/43		93,667	98,983
Morgan Stanley Capital I Trust, Series 2006-T23, Class A3
5.81%	08/12/41	[3]	2,493,005	2,494,689

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Morgan Stanley Capital I Trust, Series 2007-HQ12, Class A2FX
5.59%	04/12/49	[3]	$4,258,705	$4,289,981
Morgan Stanley Capital I Trust, Series 2012-C4, Class A4
3.24%	03/15/45		1,200,000	1,238,243
RBSCF Trust, Series 2010-MB1, Class A2
3.69%	04/15/24	[2]	524,583	525,879
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class A7
5.12%	07/15/42	[3]	500,915	505,280
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class B
5.24%	07/15/42	[3]	800,000	815,152
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class A4
5.27%	12/15/44	[3]	2,943,027	3,011,197
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A3
5.25%	12/15/43		10,746,384	10,982,882
WF-RBS Commercial Mortgage Trust, Series 2010-C8, Class A3
3.00%	08/15/45		1,380,000	1,401,519
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2
3.79%	02/15/44	[2]	1,100,000	1,121,570
WF-RBS Commercial Mortgage Trust, Series 2011-C4, Class A2
3.45%	06/15/44	[2]	7,500,000	7,731,878
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class A2
2.68%	11/15/44		110,000	112,718
WF-RBS Commercial Mortgage Trust, Series 2012-C9, Class A3
2.87%	11/15/45		1,185,000	1,190,450

				165,125,716

Non-Agency Mortgage-Backed — 28.85%
Aames Mortgage Investment Trust, Series 2006-1, Class A4
0.73%	04/25/36	[3]	2,082,000	1,801,385
ACE Securities Corp., Series 2003-MH1, Class B1
6.50%	08/15/30	[2,3]	17,783	18,182
ACE Securities Corp., Series 2006-OP2, Class A2C
0.32%	08/25/36	[3]	872,395	645,457
ACE Securities Corp., Series 2007-ASP1, Class A2D
0.55%	03/25/37	[3]	4,243,973	2,536,252
Adjustable Rate Mortgage Trust, Series 2005-4, Class 5A1
2.44%	08/25/35	[3]	5,220,990	4,814,672

See accompanying notes to Schedule of Portfolio Investments.

N-Q Report December 2014 / 101

Unconstrained Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Adjustable Rate Mortgage Trust, Series 2005-5, Class 6A21
0.40%	09/25/35	[3]	$796,066	$770,064
American Home Mortgage Investment Trust, Series 2007-1, Class GA1C
0.36%	05/25/47	[3]	843,959	612,708
Asset-Backed Funding Certificates, Series 2007-NC1, Class A2
0.47%	05/25/37	[2,3]	4,432,000	3,160,427
Asset-Backed Funding Certificates, Series 2007-WMC1, Class A2B
1.17%	06/25/37	[3]	3,537,668	2,657,368
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE9, Class M1
1.14%	12/25/34	[3]	2,909,660	2,599,862
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2006-HE1, Class A4
0.46%	01/25/36	[3]	5,000,000	4,443,388
Banc of America Alternative Loan Trust, Series 2003-3, Class A4
5.75%	05/25/33		1,025,186	1,056,169
Banc of America Alternative Loan Trust, Series 2003-4, Class 1A5
5.50%	06/25/33		1,038,513	1,074,353
Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1
5.50%	10/25/33		2,537,237	2,602,822
Banc of America Alternative Loan Trust, Series 2003-9, Class 1CB5
5.50%	11/25/33		1,015,038	1,041,293
Banc of America Alternative Loan Trust, Series 2005-2, Class 4A1
5.50%	03/25/20		173,403	174,670
Banc of America Funding Corp., Series 2004-B, Class 5A1
2.84%	11/20/34	[3]	970,854	944,694
Banc of America Funding Corp., Series 2006-D, Class 3A1
2.83%	05/20/36	[3]	3,538,299	3,092,866
Banc of America Funding Corp., Series 2006-G, Class 2A1
0.38%	07/20/36	[3]	4,202,155	3,935,654
Banc of America Funding Corp., Series 2006-G, Class 2A4
0.46%	07/20/36	[3]	1,550,000	1,442,340
Banc of America Funding Corp., Series 2006-H, Class 2A3
2.74%	09/20/46	[3]	1,969,629	1,663,022
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-3, Class A4
4.67%	07/10/43		4,300,000	4,352,667

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Banc of America Mortgage Securities, Inc., Series 2005-K, Class 2A1
2.76%	12/25/35	[3]	$5,334,729	$4,741,568
BCAP LLC Trust, Series 2009-RR4, Class 1A1
9.50%	06/26/37	[2]	1,545,612	1,611,394
BCAP LLC Trust, Series 2012-R11, Class 11A1
2.61%	09/26/36	[2,3]	1,877,996	1,897,806
BCAP LLC Trust, Series 2013-RR2, Class 6A1
2.66%	06/26/37	[2,3]	654,317	653,899
Bear Stearns ALT-A Trust, Series 2005-2, Class 2A4
2.65%	04/25/35	[3]	6,254,643	6,044,540
Bear Stearns ALT-A Trust, Series 2005-7, Class 25A1
2.51%	09/25/35	[3]	107,129	85,641
Bear Stearns ARM Trust, Series 2005-2, Class A1
2.56%	03/25/35	[3]	625,653	633,587
Bear Stearns ARM Trust, Series 2005-9, Class A1
2.43%	10/25/35	[3]	3,257,781	3,221,656
Bear Stearns Asset-Backed Securities Trust, Series 2005-AC6, Class 1A3
5.50%	09/25/35	[3]	1,270,943	1,295,370
Bear Stearns Asset-Backed Securities Trust, Series 2006-AC2, Class 21A3
6.00%	03/25/36		308,874	275,221
Bear Stearns Asset-Backed Securities Trust, Series 2006-HE9, Class 1A2
0.32%	11/25/36	[3]	2,591,427	2,115,032
BNC Mortgage Loan Trust, Series 2007-4, Class A3A
0.42%	11/25/37	[3]	86,720	86,612
Centex Home Equity Loan Trust, Series 2005-D, Class M1
0.60%	10/25/35	[3]	328,295	328,331
Centex Home Equity Loan Trust, Series 2006-A, Class AV4
0.42%	06/25/36	[3]	4,450,000	4,099,758
Chase Mortgage Finance Corp., Series 2007-A1, Class 8A1
2.52%	02/25/37	[3]	3,298,903	3,343,007
Citigroup Mortgage Loan Trust, Inc., Series 2005-9, Class 1A1
0.43%	11/25/35	[3]	152,015	109,071
Citigroup Mortgage Loan Trust, Inc., Series 2005-WF2, Class MV1
0.82%	08/25/35	[3]	477,739	472,949

See accompanying notes to Schedule of Portfolio Investments.

102 / N-Q Report December 2014

Unconstrained Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR3, Class 1A2A
5.33%	06/25/36	[3]	$960,622	$920,323
Citigroup Mortgage Loan Trust, Inc., Series 2006-HE2, Class A2D
0.41%	08/25/36	[3]	2,300,000	1,945,430
Citigroup Mortgage Loan Trust, Inc., Series 2006-NC1, Class A2C
0.31%	08/25/36	[3]	3,584,732	3,236,199
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH2, Class A2A
0.32%	08/25/36	[3]	300,205	293,542
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH1, Class A4
0.37%	01/25/37	[3]	4,000,000	3,754,938
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2, Class A3
0.35%	03/25/37	[3]	1,264,897	1,246,102
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2, Class A4
0.52%	03/25/37	[3]	6,585,000	5,979,713
Citigroup Mortgage Loan Trust, Inc., Series 2010-9, Class 5A (STEP)
6.48%	03/25/37	[2]	290,000	295,781
Conseco Financial Corp., Series 1998-6, Class A8
6.66%	06/01/30		75,446	80,784
Countrywide Alternative Loan Trust, Series 2005-76, Class 1A1
1.59%	01/25/36	[3]	5,065,463	4,775,064
Countrywide Alternative Loan Trust, Series 2007-HY5R, Class 2A1A
2.54%	03/25/47	[3]	44,625	44,291
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB7, Class 3A
2.40%	11/20/34	[3]	185,045	181,499
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-4, Class 4A1
0.46%	02/25/35	[3]	56,454	47,749
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-9, Class 1A1
0.47%	05/25/35	[3]	221,020	190,920
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-J2, Class 2A1
0.82%	07/25/37	[3]	2,998,047	2,061,517
Countrywide Home Loans, Series 2005-3, Class 1A2
0.46%	04/25/35	[3]	3,402,853	2,990,020

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit Suisse First Boston Commercial Mortgage Trust, Series 2003-AR26, Class 3A1
2.48%	11/25/33	[3]	$2,807,744	$2,827,988
Credit Suisse First Boston Commercial Mortgage Trust, Series 2005-11, Class 1A1
6.50%	12/25/35		1,237,062	992,498
Credit Suisse First Boston Commercial Mortgage Trust, Series 2006-8, Class 3A1
6.00%	10/25/21		541,611	529,610
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR5, Class 9A1
2.23%	06/25/34	[3]	812,690	817,065
Credit Suisse Mortgage Capital Certificates, Series 2013-3R, Class 5A1
2.49%	10/27/36	[2,3]	1,502,693	1,504,081
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB1, Class AF4 (STEP)
3.50%	01/25/36		2,882,149	2,229,766
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB2, Class AF3 (STEP)
3.67%	12/25/36		1,000,000	710,746
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB3, Class AV4
0.43%	03/25/36	[3]	2,900,000	1,920,807
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB9, Class A2
0.26%	11/25/36	[3]	7,461,857	4,255,408
Credit-Based Asset Servicing and Securitization LLC, Series 2007-BR2, Class A2
0.38%	02/25/37	[3]	2,019,486	1,154,829
Credit-Based Asset Servicing and Securitization LLC, Series 2007-BR4, Class A2B
0.37%	05/25/37	[3]	3,749,825	2,472,935
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB1, Class AF2 (STEP)
4.10%	01/25/37		315,371	170,032
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2B (STEP)
4.62%	02/25/37		4,326,178	3,272,239
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2C (STEP)
4.62%	02/25/37		2,318,274	1,753,271

See accompanying notes to Schedule of Portfolio Investments.

N-Q Report December 2014 / 103

Unconstrained Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB3, Class A3 (STEP)
4.10%	03/25/37		$4,064,971	$2,475,249
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB4, Class A1A
0.24%	04/25/37	[3]	7,479,030	6,322,966
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB5, Class A1 (STEP)
0.23%	04/25/37	[3]	2,825,882	1,926,204
Credit-Based Asset Servicing and Securitization LLC, Series 2007-NC1, Class A2B
0.32%	12/25/36	[3]	3,302,061	1,928,565
DBRR Trust, Series 2013-EZ2, Class A
0.85%	02/25/43	[2,3]	1,605,004	1,604,728
Deutsche Mortgage Securities, Inc., Series 2010-RS2, Class A3
3.81%	06/28/47	[2,3]	3,400,000	3,421,841
Downey Savings & Loan Association Mortgage Loan Trust, Series 2005-AR6, Class 2A1A
0.45%	10/19/45	[3]	6,445,041	5,686,916
Downey Savings & Loan Association Mortgage Loan Trust, Series 2006-AR2, Class 2A1A
0.36%	10/19/36	[3]	7,170,179	5,856,903
Downey Savings & Loan Association Mortgage Loan Trust, Series 2007-AR1, Class 2A1A
0.30%	04/19/48	[3]	1,440,968	1,193,071
DSLA Mortgage Loan Trust, Series 2004-AR4, Class 2A1A
0.52%	01/19/45	[3]	1,973,533	1,705,875
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2005-FFA, Class M2 (STEP)
5.98%	03/25/25		58,529	59,864
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2006-FF18, Class A2D
0.38%	12/25/37	[3]	2,805,519	1,890,774
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2007-FF2, Class A2B
0.26%	03/25/37	[3]	1,148,939	732,821
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA3, Class A1
2.22%	09/25/34	[3]	1,391,938	1,364,831
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA3, Class A3
2.22%	09/25/34	[3]	3,549,443	3,480,319

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA7, Class 1A1
2.21%	02/25/35	[3]	$533,252	$481,172
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA10, Class 1A1
2.25%	12/25/35	[3]	4,373,592	3,812,893
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA12, Class 2A1
2.28%	02/25/36	[3]	7,148,513	5,895,622
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA7, Class 2A1
2.24%	09/25/35	[3]	4,700,077	4,144,402
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA9, Class 2A1
2.26%	11/25/35	[3]	6,544,710	5,718,047
First Horizon Alternative Mortgage Securities Trust, Series 2006-AA1, Class 1A1
2.25%	03/25/36	[3]	6,897,936	5,791,797
First Horizon Alternative Mortgage Securities, Series 2005-AA3, Class 3A1
2.26%	05/25/35	[3]	4,543,267	4,312,946
First Horizon Asset Securities, Inc., Series 2004-AR5, Class 2A1
2.56%	10/25/34	[3]	142,072	140,331
First Horizon Mortgage Pass-Through Trust, Series 2005-AR4, Class 2A1
2.56%	10/25/35	[3]	425,156	375,231
First Horizon Mortgage Pass-Through Trust, Series 2005-AR5, Class 2A1
2.66%	11/25/35	[3]	5,126,425	4,778,868
First Horizon Mortgage Pass-Through Trust, Series 2007-AR2, Class 1A2
2.58%	08/25/37	[3]	424,198	350,897
GE Business Loan Trust, Series 2007-1A, Class A
0.33%	04/16/35	[2,3]	1,929,183	1,835,587
GMAC Mortgage Corp. Loan Trust, Series 2005-AR5, Class 2A1
2.94%	09/19/35	[3]	3,989,180	3,715,426
GMAC Mortgage Corp. Loan Trust, Series 2005-AR5, Class 3A1
2.90%	09/19/35	[3]	6,722,409	6,491,252
GMAC Mortgage Corp. Loan Trust, Series 2006-AR1, Class 1A1
2.97%	04/19/36	[3]	7,529,214	6,695,437
Green Tree, Series 2008-MH1, Class A3
8.97%	04/25/38	[2,3]	26,514	28,120
Greenpoint Mortgage Funding Trust, Series 2006-AR8, Class 1A2A
0.35%	01/25/47	[3]	451,219	431,467
GSAA Home Equity Trust, Series 2006-4, Class 4A2
0.40%	03/25/36	[3]	892,865	794,290

See accompanying notes to Schedule of Portfolio Investments.

104 / N-Q Report December 2014

Unconstrained Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
GSAA Trust, Series 2006-2, Class 2A3
0.44%	12/25/35	[3]	$283,869	$282,822
GSAMP Trust, Series 2006-FM3, Class A2C
0.37%	11/25/36	[3]	6,448,587	3,866,463
GSR Mortgage Loan Trust, Series 2005-4F, Class 4A3
5.50%	05/25/35		161,291	166,701
GSR Mortgage Loan Trust, Series 2005-7F, Class 3A3 (IO)
5.33%	09/25/35	[3,7]	95,162	8,354
GSR Mortgage Loan Trust, Series 2005-AR4, Class 5A1
5.11%	07/25/35	[3]	4,738,343	4,548,530
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1
2.67%	09/25/35	[3]	1,719,783	1,730,886
GSR Mortgage Loan Trust, Series 2006-AR2, Class 2A1
2.58%	04/25/36	[3]	741,786	674,278
GSR Mortgage Loan Trust, Series 2007-AR2, Class 5A1A
5.35%	05/25/47	[3]	3,249,951	2,935,934
Home Equity Loan Trust, Series 2007-2, Class A3V
0.38%	07/20/36	[3]	36,667	36,753
IndyMac Index Mortgage Loan Trust, Series 2005-AR15, Class A1
4.53%	09/25/35	[3]	3,453,152	2,988,243
IndyMac Index Mortgage Loan Trust, Series 2005-AR19, Class A1
4.65%	10/25/35	[3]	6,251,647	5,298,276
IndyMac Index Mortgage Loan Trust, Series 2005-AR25, Class 1A21
4.80%	12/25/35	[3]	3,841,157	3,069,971
IndyMac Index Mortgage Loan Trust, Series 2006-AR4, Class A1A
0.36%	05/25/46	[3]	6,710,218	5,806,659
IndyMac Index Mortgage Loan Trust, Series 2006-AR7, Class 3A1
2.59%	05/25/36	[3]	1,190,167	1,011,278
IndyMac Index Mortgage Loan Trust, Series 2007-AR5, Class 2A1
2.66%	05/25/37	[3]	2,220,213	1,748,500
IndyMac Manufactured Housing Contract, Series 1998-1, Class A4
6.49%	09/25/28		99,425	101,570
JPMorgan Mortgage Acquisition Corp., Series 2007-CH5, Class A4
0.33%	05/25/37	[3]	1,773,000	1,594,155
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1
2.58%	08/25/35	[3]	160,484	157,420

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
JPMorgan Mortgage Trust, Series 2006-A3, Class 2A1
2.64%	05/25/36	[3]	$115,809	$96,878
JPMorgan Mortgage Trust, Series 2006-S2, Class 2A2
5.88%	06/25/21		1,026,374	1,027,960
JPMorgan Mortgage Trust, Series 2007-S1, Class 1A2
5.50%	03/25/22		737,015	737,447
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A3
4.35%	04/15/40		29,344	31,039
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2007-2A, Class 1A4
0.42%	06/25/37	[2]	8,270,462	7,266,759
Lehman XS Trust, Series 2005-4, Class 1A3
0.97%	10/25/35	[3]	328,797	307,725
Lehman XS Trust, Series 2006-1, Class 1A1
0.40%	02/25/36	[3]	3,933,944	3,782,594
Luminent Mortgage Trust, Series 2007-2, Class 1A3
0.39%	05/25/37	[3]	1,718,105	1,563,752
MASTR Adjustable Rate Mortgages Trust, Series 2003-7, Class 3A1
2.04%	11/25/33	[3]	643,685	655,091
MASTR Adjustable Rate Mortgages Trust, Series 2004-15, Class 8A1
4.51%	10/25/34	[3]	1,456,830	1,447,348
MASTR Adjustable Rate Mortgages Trust, Series 2004-3, Class 3A3
2.12%	04/25/34	[3]	216,231	208,804
MASTR Adjustable Rate Mortgages Trust, Series 2006-2, Class 4A1
2.63%	02/25/36	[3]	347,245	342,239
MASTR Adjustable Rate Mortgages Trust, Series 2007-2, Class A2
0.28%	03/25/47	[3]	3,114,276	3,061,914
MASTR Asset-Backed Securities Trust, Series 2007-HE1, Class A4
0.45%	05/25/37	[3]	3,150,000	2,065,877
Merrill Lynch Alternative Note Asset, Series 2007-A3, Class A2D
0.48%	04/25/37	[3]	883,581	154,533
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2006-FF13, Class A2C
0.33%	10/25/36	[3]	1,600,739	1,204,559
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-2, Class A2B
0.34%	05/25/37	[3]	4,146,423	2,453,077

See accompanying notes to Schedule of Portfolio Investments.

N-Q Report December 2014 / 105

Unconstrained Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-4, Class 2A4
0.42%	07/25/37	[3]	$1,849,620	$1,152,346
Merrill Lynch Mortgage Investors, Inc., Series 2003-A6, Class 2A
2.52%	10/25/33	[3]	663,745	644,922
Merrill Lynch Mortgage Investors, Inc., Series 2007-2, Class 1A1
2.52%	08/25/36	[3]	5,181,111	4,791,212
Mid-State Trust, Series 2004-1, Class B
8.90%	08/15/37		109,327	131,373
Morgan Stanley Capital I Trust, Series 2006-HE1, Class A4
0.46%	01/25/36	[3]	5,810,000	5,258,916
Morgan Stanley Capital, Inc., Series 2006-NC2, Class A2D
0.46%	02/25/36	[3]	5,711,122	5,035,599
Morgan Stanley Home Equity Loan Trust, Series 2006-2, Class A4
0.45%	02/25/36	[3]	4,000,000	3,599,550
Morgan Stanley Mortgage Loan Trust, Series 2004-7AR, Class 2A4
2.03%	09/25/34	[3]	1,489,925	1,453,202
Morgan Stanley Mortgage Loan Trust, Series 2005-6AR, Class 1A1
0.45%	11/25/35	[3]	367,921	356,082
Morgan Stanley Mortgage Loan Trust, Series 2006-2, Class 1A
5.25%	02/25/21		579,251	576,811
Morgan Stanley Reremic Trust, Series 2013-R3, Class 12A
2.98%	01/26/47	[2,3]	761,339	763,587
MortgageIT Trust, Series 2005-2, Class 2A
1.80%	05/25/35	[3]	6,568,985	6,485,286
MortgageIT Trust, Series 2005-4, Class A1
0.45%	10/25/35	[3]	4,163,776	3,815,068
MortgageIT Trust, Series 2005-5, Class A1
0.43%	12/25/35	[3]	1,417,302	1,280,757
New Century Home Equity Loan Trust, Series 2005-2, Class M1
0.60%	06/25/35	[3]	2,388,518	2,354,217
New Century Home Equity Loan Trust, Series 2005-D, Class A2D
0.50%	02/25/36	[3]	1,509,000	1,365,912
New York Mortgage Trust, Series 2005-3, Class A1
0.41%	02/25/36	[3]	2,499,012	2,320,420
Popular ABS Mortgage Pass-Through Trust, Series 2007-A, Class A3
0.48%	06/25/47	[3]	5,152,000	3,469,778

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Accredit Loans, Inc., Series 2005-QA13, Class 2A1
3.56%	12/25/35	[3]	$5,395,494	$4,554,201
Residential Accredit Loans, Inc., Series 2005-QA4, Class A41
2.94%	04/25/35	[3]	584,199	579,536
Residential Accredit Loans, Inc., Series 2005-QA7, Class A21
2.90%	07/25/35	[3]	3,421,396	3,043,838
Residential Accredit Loans, Inc., Series 2005-QA8, Class CB21
3.19%	07/25/35	[3]	2,366,820	1,954,787
Residential Accredit Loans, Inc., Series 2005-SP1, Class 4A1
7.00%	09/25/34		260,558	283,700
Residential Accredit Loans, Inc., Series 2006-QS13, Class 2A1
5.75%	09/25/21		447,987	434,417
Residential Accredit Loans, Inc., Series 2006-QS16, Class A6
6.00%	11/25/36		1,448,579	1,156,054
Residential Accredit Loans, Inc., Series 2007-QS1, Class 2AV (IO)
0.17%	01/25/37	[3,7]	6,292,500	47,908
Residential Asset Mortgage Products, Inc., Series 2006-RS3, Class A3
0.37%	05/25/36	[3]	79,721	78,046
Residential Asset Securities Corp., Series 2004-KS9, Class AII4
0.77%	10/25/34	[3]	28,077	16,787
Residential Asset Securities Corp., Series 2005-KS12, Class A3
0.49%	01/25/36	[3]	2,130,752	2,113,832
Residential Asset Securities Corp., Series 2006-EMX1, Class A2
0.40%	01/25/36	[3]	26,786	26,717
Residential Funding Mortgage Securities I, Inc., Series 2007-SA2, Class 1A
3.10%	04/25/37	[3]	625,785	442,027
Soundview Home Equity Loan Trust, Series 2007-WMC1, Class 3A3
0.42%	02/25/37	[3]	1,325,903	638,265
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12, Class 2A
2.42%	09/25/34	[3]	2,080,865	2,081,901
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 4A2
2.51%	03/25/34	[3]	3,141,021	3,094,663
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-12, Class 3A1
2.40%	06/25/35	[3]	3,826,220	3,600,370

See accompanying notes to Schedule of Portfolio Investments.

106 / N-Q Report December 2014

Unconstrained Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-21, Class 2A
2.42%	11/25/35	[3]	$3,677,995	$3,238,743
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-11, Class 1A1
0.33%	12/25/36	[3]	384,129	322,017
Structured Asset Mortgage Investments, Inc., Series 2006-AR3, Class 22A1
1.95%	05/25/36	[3]	882,187	576,210
Structured Asset Mortgage Investments, Inc., Series 2006-AR5, Class 1A1
0.38%	05/25/46	[3]	765,324	566,447
Structured Asset Securities Corp., Series 2002-11A, Class 2A1
2.76%	06/25/32	[3]	171,936	168,090
Structured Asset Securities Corp., Series 2003-34A, Class 3A3
2.47%	11/25/33	[3]	229,738	227,243
Structured Asset Securities Corp., Series 2005-2XS, Class 2A2
1.66%	02/25/35	[3]	394,650	382,479
Structured Asset Securities Corp., Series 2005-4XS, Class 2A1A
1.91%	03/25/35	[3]	4,214,326	4,210,858
Suntrust Adjustable Rate Mortgage Loan Trust, Series 2007-04, Class 3A1
2.88%	10/25/37	[3]	5,325,619	4,763,277
Suntrust Adjustable Rate Mortgage Loan Trust, Series 2007-S1, Class 2A1
2.69%	01/25/37	[3]	2,630,526	2,610,125
Suntrust Adjustable Rate Mortgage Loan Trust, Series 2007-S1, Class 5A1
3.60%	01/25/37	[3]	1,818,145	1,793,528
WaMu Alternative Mortgage Pass-Through Certificates, Series 2007-OA3, Class 2A
0.86%	02/25/47	[3]	1,111,985	788,613
WaMu Asset-Backed Certificates, Series 2007-HE1, Class 2A2
0.26%	01/25/37	[3]	4,835,854	2,841,383
WaMu Asset-Backed Certificates, Series 2007-HE2, Class 2A4
0.53%	04/25/37	[3]	10,241,762	5,312,126
WaMu Mortgage Pass-Through Certificates, Series 2004-AR13, Class A1A
0.91%	11/25/34	[3]	490,681	474,706
WaMu Mortgage Pass-Through Certificates, Series 2004-AR14, Class A1
2.40%	01/25/35	[3]	2,224,857	2,239,452
WaMu Mortgage Pass-Through Certificates, Series 2004-AR6, Class A
0.59%	05/25/44	[3]	288,648	282,907

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates, Series 2005-AR1, Class A1A
0.49%	01/25/45	[3]	$369,440	$344,387
WaMu Mortgage Pass-Through Certificates, Series 2005-AR11, Class A1A
0.49%	08/25/45	[3]	1,266,277	1,196,969
WaMu Mortgage Pass-Through Certificates, Series 2005-AR12, Class 1A6
2.33%	10/25/35	[3]	4,985,000	4,853,553
WaMu Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1A1
0.46%	10/25/45	[3]	891,890	841,704
WaMu Mortgage Pass-Through Certificates, Series 2005-AR14, Class 2A1
2.37%	12/25/35	[3]	94,190	86,961
WaMu Mortgage Pass-Through Certificates, Series 2005-AR16, Class 1A3
2.34%	12/25/35	[3]	5,198,149	4,970,272
WaMu Mortgage Pass-Through Certificates, Series 2005-AR6, Class 2A1A
0.40%	04/25/45	[3]	647,056	606,473
WaMu Mortgage Pass-Through Certificates, Series 2005-AR9, Class A1A
0.49%	07/25/45	[3]	549,144	528,812
WaMu Mortgage Pass-Through Certificates, Series 2006-AR4, Class 1A1A
1.06%	05/25/46	[3]	5,561,404	5,182,488
WaMu Mortgage Pass-Through Certificates, Series 2006-AR7, Class 2A
1.09%	07/25/46	[3]	4,909,791	4,159,647
WaMu Mortgage Pass-Through Certificates, Series 2007-HY3, Class 1A1
2.04%	03/25/37	[3]	5,572,167	4,708,908
WaMu Mortgage Pass-Through Certificates, Series 2007-HY6, Class 2A1
2.41%	06/25/37	[3]	2,162,984	1,918,114
WaMu Mortgage Pass-Through Certificates, Series 2007-OA2, Class 1A
0.81%	03/25/47	[3]	8,973,860	7,093,585
Wells Fargo Alternative Loan Trust, Series 2007-PA5, Class 1A1
6.25%	11/25/37		108,138	103,663
Wells Fargo Home Equity Trust, Series 2006-2, Class A3
0.31%	07/25/36	[3]	46,339	46,147
Wells Fargo Home Equity Trust, Series 2007-1, Class A3
0.49%	03/25/37	[3]	4,690,000	3,381,501
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 7A1
5.22%	10/25/35		3,716,274	3,693,735

See accompanying notes to Schedule of Portfolio Investments.

N-Q Report December 2014 / 107

Unconstrained Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A2
2.62%	07/25/36	[3]	$223,440	$216,617
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Class 2A1
2.62%	10/25/36	[3]	3,037,053	2,797,431
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR17, Class A1
2.61%	10/25/36	[3]	1,162,302	1,096,508
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR2, Class 2A1
2.62%	03/25/36	[3]	3,642,919	3,636,945

				438,254,716

U.S. Agency Mortgage-Backed — 3.95%
Fannie Mae Pool 468048
4.41%	05/01/21		1,745,058	1,959,900
Fannie Mae Pool AD0150
5.18%	05/01/19		330,343	369,810
Fannie Mae Pool AD0791
4.76%	02/01/20		255,153	283,155
Fannie Mae Pool AD0851
4.37%	02/01/20		469,714	517,756
Fannie Mae Pool AE0134
4.40%	02/01/20		890,000	983,029
Fannie Mae Pool AE0600
3.98%	11/01/20		300,440	328,190
Fannie Mae Pool AE0918
3.66%	10/01/20		361,201	390,080
Fannie Mae Pool AL0151
4.38%	04/01/21		474,672	527,565
Fannie Mae Pool AL0600
4.30%	07/01/21		136,134	151,454
Fannie Mae Pool AL2293
4.38%	06/01/21		3,124,483	3,489,169
Fannie Mae Pool AL3594
2.70%	04/01/23		1,417,885	1,441,852
Fannie Mae Pool FN0000
3.58%	09/01/20		464,761	498,412
Fannie Mae Pool FN0002
3.31%	12/01/17		3,464,460	3,622,979
Fannie Mae Pool FN0004
3.63%	12/01/20		855,659	924,616
Fannie Mae Pool FN0005
3.38%	11/01/20		752,363	800,241
Fannie Mae REMICS, Series 2003-64, Class KS
9.44%	07/25/18	[3]	16,311	17,992

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2006-8, Class HJ (IO)
6.43%	03/25/36	[3]	$3,044,889	$518,423
Fannie Mae REMICS, Series 2007-52, Class LS (IO)
5.88%	06/25/37	[3]	149,013	21,074
Fannie Mae REMICS, Series 2007-88, Class JI (IO)
6.28%	04/25/37	[3]	2,563,768	471,208
Fannie Mae REMICS, Series 2008-62, Class SN (IO)
6.03%	07/25/38	[3]	769,768	97,884
Fannie Mae REMICS, Series 2010-116, Class SE (IO)
6.43%	10/25/40	[3]	190,855	33,429
Fannie Mae, Series 2006-11, Class PS
23.94%	03/25/36	[3]	52,429	80,052
Fannie Mae, Series 2007-77, Class SK (IO)
5.70%	08/25/37	[3]	261,697	33,251
Fannie Mae, Series 2008-18, Class SM (IO)
6.83%	03/25/38	[3]	167,888	24,681
Fannie Mae, Series 2010-35, Class IA (IO)
5.00%	07/25/38		52,160	1,102
Fannie Mae, Series 2010-M1, Class A2
4.45%	09/25/19		2,280,000	2,513,402
Fannie Mae, Series 2012-M12, Class 1A
2.84%	08/25/22	[3]	586,812	602,922
Fannie Mae, Series 2012-M15, Class A
2.66%	10/25/22	[3]	331,549	335,784
Fannie Mae, Series 2012-M2, Class A2
2.72%	02/25/22		670,000	681,273
Fannie Mae, Series 2014-M5, Class FA
0.52%	01/25/17		5,124,844	5,129,430
Fannie Mae, Series 2014-M9, Class X1 (IO)
4.04%	04/25/17		26,863,462	1,961,073
Fannie Mae-Aces, Series 2011-M1, Class A3
3.76%	06/25/21		1,750,000	1,889,536
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K004, Class A2
4.19%	08/25/19		3,055,000	3,339,922
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K005, Class A2
4.32%	11/25/19		2,915,000	3,209,870
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K007, Class A2
4.22%	03/25/20		1,525,000	1,677,967

See accompanying notes to Schedule of Portfolio Investments.

108 / N-Q Report December 2014

Unconstrained Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K014, Class A2
3.87%	04/25/21		$930,000	$1,013,495
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K017, Class A2
2.87%	12/25/21		1,960,000	2,022,521
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K018, Class A2
2.79%	01/25/22		1,975,000	2,027,111
Freddie Mac REMICS, Series 2711, Class FA
1.16%	11/15/33	[3]	210,159	214,011
Freddie Mac REMICS, Series 2733, Class FB
0.76%	10/15/33	[3]	545,000	552,915
Freddie Mac REMICS, Series 3001, Class HS
16.35%	02/15/35	[3]	24,634	28,244
Freddie Mac REMICS, Series 3327, Class LZ
6.00%	06/15/37		1,149,221	1,286,139
Freddie Mac REMICS, Series 3404, Class AS (IO)
5.73%	01/15/38	[3]	187,510	28,205
Freddie Mac REMICS, Series 3828, Class TF
0.56%	04/15/29	[3]	326,268	327,350
Freddie Mac REMICS, Series 4030, Class HS (IO)
6.45%	04/15/42	[3]	453,880	78,050
Freddie Mac, Series 3262, Class KS (IO)
6.25%	01/15/37	[3]	126,914	19,138
Freddie Mac, Series 3339, Class JS
41.79%	07/15/37	[3]	41,208	80,840
Freddie Mac, Series 3439, Class SC (IO)
5.74%	04/15/38	[3]	146,856	21,052
Freddie Mac, Series 3885, Class PO (PO)
0.00%	11/15/33	[8]	69,802	63,896
Freddie Mac, Series K020, Class A2
2.37%	05/25/40		585,000	583,194
Freddie Mac, Series K702, Class X1 (IO)
1.52%	02/25/18		66,776,251	2,763,448
Freddie Mac, Series KP01, Class X (IO)
3.08%	01/25/19		26,515,516	2,635,417
Ginnie Mae, Series 2006-3, Class C
5.24%	04/16/39		2,305,778	2,356,463
Ginnie Mae, Series 2011-109, Class AB
2.70%	04/16/43		1,718,547	1,742,075

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae, Series 2011-146, Class EI (IO)
5.00%	11/16/41		$272,468	$61,019
Ginnie Mae, Series 2011-152, Class IO (IO)
1.29%	08/16/51		31,938,393	1,586,859
Ginnie Mae, Series 2011-69, Class GI (IO)
5.00%	05/16/40		654,018	87,769
Ginnie Mae, Series 2011-70, Class IL (IO)
0.60%	06/16/37	[3]	2,146,836	37,903
Ginnie Mae, Series 2011-81, Class IC (IO)
0.62%	07/20/35	[3]	4,953,986	61,218
Ginnie Mae, Series 2012-7, Class PI (IO)
3.50%	01/20/38		308,303	26,096
Ginnie Mae, Series 2013-135, Class CS (IO)
6.04%	09/16/43	[3]	9,962,582	1,406,411

				60,039,322

Total Mortgage-Backed
(Cost $655,214,644)				663,419,754

MUNICIPAL BONDS — 1.08%*
Arizona — 0.16%
Arizona Health Facilities Authority, Banner Health, Series B
0.97%	01/01/37	[3]	2,590,000	2,347,990

California — 0.01%
State of California, Build America Bonds
7.95%	03/01/36		150,000	185,585

Illinois — 0.55%
City of Chicago, Refunding Taxable Project, Series E
6.05%	01/01/29		1,550,000	1,632,987
State of Illinois, Build America Bonds
6.20%	07/01/21		2,500,000	2,755,625
State of Illinois, Taxable Bonds
4.95%	06/01/23		3,225,000	3,380,832
State of Illinois, Taxable Pension Bonds
4.35%	06/01/18		565,000	591,024

				8,360,468

New York — 0.36%
City of New York, Build America Bonds, Series F1
6.65%	12/01/31		3,000,000	3,587,040
New York City Municipal Water Finance Authority, Build America Bonds, Series SE
6.49%	06/15/42		1,650,000	1,915,188

				5,502,228

Total Municipal Bonds
(Cost $15,534,649)				16,396,271

See accompanying notes to Schedule of Portfolio Investments.

N-Q Report December 2014 / 109

Unconstrained Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
U.S. AGENCY SECURITIES — 1.83%
U.S. Agency Securities — 1.83%
Federal Farm Credit Bank
0.18%	09/14/16	[3]	$3,545,000	$3,545,739
0.19%	05/08/17	[3]	13,250,000	13,265,754
0.20%	04/26/17	[3]	4,850,000	4,853,550
0.21%	04/17/17	[3]	3,630,000	3,633,554

Federal Home Loan Bank
0.22%	10/07/15	[3]	2,510,000	2,512,244

Total U.S. Agency Securities
(Cost $27,783,347)				27,810,841

U.S. TREASURY SECURITIES — 0.03%
U.S. Treasury Notes — 0.03%
U.S. Treasury Notes - Treasury Inflation Indexed Notes
0.50%	04/15/15	[9]	460,000	497,563

Total U.S. Treasury Securities
(Cost $506,387)

Total Bonds – 83.85%
(Cost $1,260,656,628)				1,273,988,322

Issues	Maturity Date	Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 14.67%
Commercial Paper — 0.72%
National Rural Utilities Cooperative Finance Corp.
0.11%[10]	01/06/15	11,000,000	10,999,761

Money Market Funds — 1.98%
Dreyfus Cash Advantage Fund
0.01%[11]		15,005,000	15,005,000
Morgan Stanley Institutional Fund
0.04%[11]		15,005,000	15,005,000

			30,010,000

U.S. Agency Discount Notes — 9.35%
Fannie Mae
0.06%[10]	02/26/15	20,000,000	19,999,540
Federal Farm Credit Bank
0.06%[10]	02/11/15	12,985,000	12,984,779
Federal Home Loan Bank
0.06%[10]	02/12/15	15,000,000	14,999,745
0.06%[10]	03/20/15	7,685,000	7,684,670
0.06%[10]	01/23/15	10,700,000	10,699,936
0.08%[10]	02/06/15	24,000,000	23,999,640

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS (continued)
U.S. Agency Discount Notes (continued)
0.08%[10]	04/06/15		$4,395,000	$4,394,118
0.08%[10]	02/20/15		12,000,000	11,999,760
0.10%[10]	03/04/15		13,000,000	12,999,558
Freddie Mac
0.04%[10]	01/29/15		22,315,000	22,314,821

				142,076,567

U.S. Treasury Bills — 2.62%
U.S. Treasury Bills
0.02%[10]	01/29/15		24,000,000	23,999,640
0.02%[10]	01/02/15		15,000,000	15,000,000
0.02%[10]	01/22/15	[12]	337,000	336,995
0.04%[10]	03/19/15	[12]	461,000	460,985

				39,797,620

Total Short-Term Investments
(Cost $222,875,443)				222,883,948

Total Investments – 98.52%
(Cost $1,483,532,071)[1]				1,496,872,270

Cash and Other Assets, Less
Liabilities – 1.48%				22,487,474

Net Assets – 100.00%				$1,519,359,744

Contracts		Unrealized (Depreciation)
FUTURES CONTRACTS: SHORT POSITIONS
256	U.S. Treasury Five Year Note, Expiration March 2015	$(35,873)
220	U.S. Treasury Ten Year Note, Expiration March 2015	(177,520)
28	U.S. Treasury Thirty Year Long Bond, Expiration March 2015	(110,305)

	Net unrealized (depreciation)	$(323,698)

Notes:

[1]	Cost for federal income tax purposes is $1,483,544,956 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$19,596,397
Gross unrealized (depreciation)	(6,269,083)

Net unrealized appreciation	$13,327,314

[2]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[3]	Floating rate security. The rate disclosed was in effect at December 31, 2014.

See accompanying notes to Schedule of Portfolio Investments.

110 / N-Q Report December 2014

Unconstrained Bond Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[5]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer. 8.14% cash or 8.64% payment-in-kind interest.

[6]	Expected maturity date.

[7]	Illiquid security as determined under procedures approved by the Funds’ Board of Trustees. The aggregate value of illiquid securities is $56,262, which is 0.00% of total net assets.

[8]	Zero coupon bond. The rate shown is the effective yield as of December 31, 2014.

[9]	Inflation protected security. Principal amount reflects original security face amount.

[10]	Represents annualized yield at date of purchase.

[11]	Represents the current yield as of December 31, 2014.

[12]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $797,975.

†

Fair valued security. The aggregate value of fair valued securities is $5,581,427, which is 0.37% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(IO): Interest only

(MTN): Medium-term note

(PIK): Payment in kind

(PO): Principal only

(STEP): Step coupon bond

(WI): When issued

(YCD): Yankee Certificate of Deposit

See accompanying notes to Schedule of Portfolio Investments.

N-Q Report December 2014 / 111

Floating Rate Income Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 83.55%
BANK LOANS — 71.62%*
Automotive — 2.07%
Chrysler Group LLC, Term Loan B
3.50%	05/24/17	[2]	$487,934	$486,280
Goodyear Tire & Rubber Co., Term Loan, 2nd Lien
4.75%	04/30/19	[2]	500,000	500,313
Henniges Automotive Holdings, Inc., Term Loan B, 1st Lien
5.50%	06/03/21	[2]	995,000	995,000
Metaldyne, Term Loan B, 1st Lien
4.25%	10/13/21	[2]	992,593	991,977

				2,973,570

Communications — 5.74%
Block Communications, Inc., Term Loan B, 1st Lien
4.25%	10/31/21	[2]	498,750	497,506
Charter Communications Operating LLC, Term Loan G, 1st Lien
4.25%	09/12/21	[2]	1,000,000	1,007,660
Cincinnati Bell, Term Loan B, 1st Lien
4.00%	09/10/20	[2]	493,750	490,047
Consolidated Communications, Inc., Term Loan B, 1st Lien
4.25%	12/23/20	[2]	495,000	492,369
eResearchTechnology, Inc., Term Loan B, 1st Lien
6.00%	05/02/18	[2]	640,188	638,588
Intelsat Jackson Holdings SA, Term Loan B2, 1st Lien (Luxembourg)
3.75%	06/30/19	[2,3]	481,872	475,969
Level 3 Financing, Inc., Term Loan, Tranche B 2020, 1st Lien
4.00%	01/15/20	[2]	1,000,000	993,750
Media General, Inc., Term Loan B2, 1st Lien
0.00%	07/31/20	[2]	1,000,000	990,935
Numericable U.S. LLC, Term Loan B1, 1st Lien
4.50%	05/21/20	[2]	536,154	535,197
Numericable U.S. LLC, Term Loan B2, 1st Lien
4.50%	05/21/20	[2]	463,846	463,018
Univision Communications, Inc., Converted Extended Term Loan, 1st Lien
4.00%	03/01/20	[2]	271,386	265,958
Univision Communications, Inc., Incremental Term Loan 2013
4.00%	03/01/20	[2]	176,833	173,296
WideOpenWest Finance LLC, Term Loan B, 1st Lien
4.75%	04/01/19	[2]	728,281	725,099

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Communications (continued)
Windstream Corp., Term Loan B4, 1st Lien
3.50%	01/23/20	[2]	$492,462	$487,949

				8,237,341

Consumer Discretionary — 3.47%
Container Store, Facility Term Loan
4.25%	04/06/19	[2]	314,488	305,053
Hilton Worldwide Finance LLC, Term Loan B2, 1st Lien
3.50%	10/25/20	[2]	833,333	825,171
La Quinta Intermediate Holdings LLC, Term Loan B, 1st Lien
4.00%	04/14/21	[2]	451,283	447,144
Laureate Education, Inc., Term Loan B, 1st Lien,
5.00%	06/15/18	[2]	984,780	942,104
NCL Corp. Ltd., Term Loan B, 1st Lien (Bermuda)
4.00%	11/06/21	[2,3]	500,000	501,665
Spectrum Brands Holding, Inc., Term Loan, 1st Lien
3.50%	09/04/19	[2]	987,500	980,711
Spin Holdco, Inc., Term Loan B, 1st Lien
4.25%	11/14/19	[2]	988,762	975,172

				4,977,020

Consumer Products — 1.34%
Arysta LifeScience SPC LLC, Term Loan, 1st Lien
4.50%	05/29/20	[2]	236,400	235,661
Dell, Inc., Term Loan B, 1st Lien
4.50%	04/29/20	[2]	919,459	918,885
Reynolds Group Holdings, Inc., Incremental Term Loan
4.00%	12/01/18	[2]	788,520	776,475

				1,931,021

Electric — 11.01%
Astoria Energy LLC, Term Loan B, 1st Lien
5.00%	12/18/21	[2]	1,000,000	987,500
Calpine Corp., Term Loan B3, 1st Lien
4.00%	10/09/19	[2]	492,443	487,768
Calpine Corp., Term Loan, 1st Lien
4.00%	10/31/20	[2]	495,000	489,293
Chief Power Finance LLC, Term Loan B, 1st Lien
0.00%	12/16/20	[2]	1,000,000	995,000
EFS Cogen Holdings I LLC, Term Loan B, 1st Lien
3.75%	12/17/20	[2]	842,249	833,565

See accompanying notes to Schedule of Portfolio Investments.

112 / N-Q Report December 2014

Floating Rate Income Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)
Electric (continued)
Empire Generating Co. LLC, Term Loan B, 1st Lien
5.25%	03/13/21[2]	$927,772	$913,855
Empire Generating Co. LLC, Term Loan C, 1st Lien
5.25%	03/14/21[2]	65,217	64,239
Equipower Resources Holdings LLC, Term Loan C, 1st Lien
4.25%	12/31/19[2]	989,954	985,831
Essential Power LLC, Term Loan B
4.75%	08/08/19[2]	875,442	860,122
ExGen Texas Power LLC, Term Loan B, 1st Lien
5.75%	09/16/21[2]	1,495,833	1,480,875
GIM Channelview Cogeneration LLC, Term Loan B, 1st Lien
4.25%	05/08/20[2]	1,340,481	1,306,969
Green Energy Partners/Stonewall LLC, Term Loan B1, 1st Lien
6.50%	11/12/21[2]	500,000	498,750
Moxie Liberty LLC (Panda), Term Loan B1, 1st Lien
7.50%	08/21/20[2]	1,000,000	995,000
Moxie Patriot LLC (Panda), Term Loan B1, 1st Lien
6.75%	12/19/20[2]	1,000,000	995,000
Panda Sherman Power LLC, Construction Term Loan Advance
9.00%	09/14/18[2]	199,562	198,564
Panda Temple Power II LLC
7.25%	04/03/19[2]	280,000	275,800
Pike Corp., Term Loan, 2nd Lien
9.50%	04/06/22[2]	500,000	494,165
Southeast Powergen LLC, Term Loan B, 1st Lien
4.50%	11/07/21[2]	500,000	495,000
Utility Services Associates, Term Loan B, 1st Lien
6.75%	10/18/19[2]	990,000	986,287
Viva Alamo LLC, Term Loan B, 1st Lien
5.25%	02/22/21[2]	1,493,742	1,473,203

			15,816,786

Energy — 8.55%
Atlas Energy LP, Term Loan, 1st Lien
6.50%	07/31/19[2]	987,500	972,687
Drillships Ocean Ventures, Inc., Term Loan B, 1st Lien
5.50%	07/18/21[2]	498,750	403,987
EMG Utica LLC, Term Loan, 1st Lien
4.75%	03/27/20[2]	1,100,000	1,090,375

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)
Energy (continued)
EP Energy LLC, Term Loan B2, 1st Lien
4.50%	04/30/19[2]	$187,500	$180,938
Foresight Energy LLC, Term Loan, 1st Lien
5.50%	08/21/20[2]	649,850	653,099
FREIF North American Power I LLC, Term Loan B1, 1st Lien
4.75%	03/29/19[2]	401,100	400,098
FREIF North American Power I LLC, Term Loan C1, 1st Lien
4.75%	03/29/19[2]	65,930	65,765
Granite Acquisition, Inc., Term Loan B, 1st Lien
5.00%	10/15/21[2]	718,391	724,077
Granite Acquisition, Inc., Term Loan C, 1st Lien
5.00%	10/15/21[2]	31,609	31,859
Harvey Gulf International Marine, Term Loan B, 1st Lien
5.50%	06/18/20[2]	1,481,250	1,203,516
Murray Energy Corp., Term Loan B, 1st Lien
5.25%	12/05/19[2]	992,500	958,293
Northeast Wind Capital II LLC, Term Loan B, 1st Lien
5.00%	11/07/20[2]	925,512	930,140
Offshore Group Investment Ltd., Term Loan B, 1st Lien
5.00%	10/25/17[2]	384,935	315,046
Offshore Group Investment Ltd., Term Loan, 2nd Lien (Cayman Islands)
5.75%	03/28/19[2,3]	324,225	244,466
Pacific Drilling SA, Term Loan B, 1st Lien
4.50%	06/03/18[2]	985,000	819,195
Peabody Energy Corp., Term Loan, 1st Lien
4.25%	09/24/20[2]	987,500	898,008
Pike Corp., Term Loan, 1st Lien
5.50%	10/06/21[2]	500,000	499,790
Power Buyer LLC, Delayed-Draw Term Loan, 1st Lien
4.25%	05/06/20[2]	55,686	54,387
Power Buyer LLC, Term Loan, 1st Lien
4.25%	05/06/20[2]	1,042,886	1,018,556
Seadrill Operating LP, Term Loan B, 1st Lien (Bermuda)
4.00%	02/21/21[2,3]	495,000	387,214
TGGT Holdings LLC, Term Loan B
6.50%	11/15/18[2]	475,000	427,500

			12,278,996

Entertainment — 0.34%
AMC Entertainment, Inc., Term Loan B, 1st Lien
3.50%	04/30/20[2]	492,481	485,710

See accompanying notes to Schedule of Portfolio Investments.

N-Q Report December 2014 / 113

Floating Rate Income Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)
Finance — 1.04%
Delos Finance SARL, Term Loan B, 1st Lien
3.50%	03/06/21[2]	$1,000,000	$994,165
RPI Finance Trust, Term Loan B4, 1st Lien
3.50%	12/11/20[2]	500,000	499,895

			1,494,060

Food — 2.39%
Del Monte Foods Inc., Term Loan, 1st Lien
4.25%	02/18/21[2]	496,250	456,138
Diamond Foods, Inc., Term Loan B, 1st Lien
4.25%	08/20/18[2]	496,250	493,459
New Hostess Brands Acquisition LLC, Term Loan, 1st Lien
6.75%	04/09/20[2]	992,500	1,009,869
Pinnacle Foods LLC, Term Loan H, 1st Lien
3.00%	04/29/20[2]	493,750	479,710
Post Holdings, Inc., Term Loan A, 1st Lien
3.75%	05/23/21[2]	995,000	991,891

			3,431,067

Gaming — 3.25%
American Casino & Entertainment Properties LLC, Term Loan B, 1st Lien
4.50%	07/03/19[2]	492,500	489,422
Boyd Gaming Corp., Term Loan B, 1st Lien
4.00%	08/14/20[2]	737,992	726,346
CCM Merger, Inc./MotorCity Casino, Term Loan B, 1st Lien
4.50%	07/18/21[2]	488,546	483,255
Golden Nugget, Inc., Delayed-Draw Term Loan, 1st Lien
5.50%	11/21/19[2]	297,000	294,495
Golden Nugget, Inc., Term Loan B, 1st Lien
5.50%	11/06/19[2]	693,000	687,154
Las Vegas Sands LLC, Term Loan B, 1st Lien
3.25%	12/19/20[2]	990,000	985,877
Penn National Gaming, Inc., Term Loan B
3.25%	10/30/20[2]	29,700	29,162
Tropicana Entertainment, Inc., Term Loan, 1st Lien
4.00%	11/18/20[2]	987,500	972,070

			4,667,781

Health Care — 7.00%
Accellent, Inc., Term Loan, 1st Lien
4.50%	03/12/21[2]	496,250	486,737
Biomet, Inc., Term Loan B2, 1st Lien
3.67%	07/25/17[2]	464,819	463,366
Carestream Health (Onex) LLC, Term Loan, 1st Lien
5.00%	06/07/19[2]	322,998	322,324

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)
Health Care (continued)
CHS/Community Health Systems, Inc., Term Loan D, 1st Lien
4.25%	01/27/21[2]	$990,000	$989,277
DaVita Healthcare Partners, Inc., Term Loan B, 1st Lien
3.50%	06/19/21[2]	995,000	987,085
DJO Finance LLC/DJO Finance Corp., Term Loan B
4.25%	09/15/17[2]	282,096	276,454
Halyard Health, Inc., Term Loan B, 1st Lien
4.00%	10/03/21[2]	500,000	500,783
INC. Research LLC, Term Loan B, 1st Lien
4.75%	10/31/21[2]	500,000	499,583
Jazz Pharmaceuticals, Inc., Term Loan B, 1st Lien
3.25%	06/12/18[2]	990,000	979,689
Mallinckrodt International Finance, Term Loan B1, 1st Lien
3.50%	03/19/21[2]	748,125	735,568
Pharmaceutical Product Development, Inc., 2013 Term Loan
4.00%	12/05/18[2]	196,000	194,939
RegionalCare Hospital Partners, Inc., Term Loan, 1st Lien
6.00%	04/21/19[2]	497,500	495,013
Sage Products Holdings III LLC, Term Loan B, 1st Lien
5.00%	12/13/19[2]	498,750	496,880
Salix Pharmaceuticals Ltd., Term Loan B, 1st Lien
4.25%	01/02/20[2]	950,000	940,500
Surgery Center Holdings, Inc., Term Loan, 1st Lien
5.25%	11/03/20[2]	500,000	488,125
Surgical Care Affiliates, Inc., Term Loan C
4.00%	06/30/18[2]	492,500	487,575
Valeant Pharmaceuticals International, Inc., Term Loan (Canada)
3.50%	08/05/20[2,3]	720,704	715,299

			10,059,197

Industrials — 15.78%
Ardagh Holdings USA, Inc., Term Loan B, 1st Lien
4.00%	12/17/19[2]	496,250	488,186
B/E Aerospace, Inc., Term Loan B, 1st Lien
4.00%	11/21/21[2]	1,000,000	998,000
BWAY Holding Co., Term Loan B, 1st Lien
5.55%	08/08/20[2]	995,000	993,756
Clondalkin Acquisition BV, Term Loan, 1st Lien (Netherlands)
4.50%	05/31/20[2,3]	492,500	488,806

See accompanying notes to Schedule of Portfolio Investments.

114 / N-Q Report December 2014

Floating Rate Income Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)
Industrials (continued)
Consolidated Container Co. LLC, Term Loan B, 1st Lien
5.00%	07/03/19[2]	$492,443	$476,030
Consolidated Container Co. LLC, Term Loan B, 2nd Lien
7.75%	01/03/20[2]	1,000,000	955,000
Excelitas Technologies Corp., Term Loan B, 1st Lien
6.00%	11/02/20[2]	488,513	485,255
Filtration Group, Inc., Term Loan B, 1st Lien
4.50%	11/20/20[2]	495,000	493,607
Intelligrated, Inc., Term Loan, 1st Lien
4.50%	07/30/18[2]	1,483,635	1,450,253
Interline Brands, Inc., Term Loan, 1st Lien
4.00%	03/21/21[2]	992,500	967,687
Jazz Acquisition, Inc., Term Loan, 1st Lien
4.50%	06/19/21[2]	497,576	493,637
Jazz Acquisition, Inc., Term Loan, 2nd Lien
7.75%	06/26/22[2]	1,500,000	1,468,125
Mauser Holding Gmbh, Term Loan, 1st Lien
4.50%	06/30/21[2]	997,500	982,537
Maxim Crane Works LP, Term Loan B, 2nd Lien
10.25%	11/26/18[2]	1,000,000	1,010,000
Multi Packaging Solutions, Inc., Term Loan
4.25%	09/30/20[2]	496,250	487,566
Multi Packaging Solutions, Inc., Term Loan, 1st Lien
4.25%	09/30/20[2]	1,995,000	1,960,087
OSG Bulk Ships, Inc., Term Loan B-Exit, 1st Lien
5.25%	07/08/19[2]	497,500	486,306
OSG International, Inc., Term Loan B-Exit, 1st Lien
5.75%	07/08/19[2]	497,500	485,063
Patheon, Inc., Term Loan B, 1st Lien
4.25%	03/11/21[2]	995,000	968,259
Penn Engineering & Manufacturing Corp., Term Loan, 1st Lien
4.50%	08/15/21[2]	498,750	496,880
PGT, Inc., Term Loan B, 1st Lien
5.25%	09/17/21[2]	997,500	993,759
Ply Gem Industries, Inc., Term Loan, 1st Lien
4.00%	02/01/21[2]	496,250	484,588
Polarpack, Inc./WNA Holdings, Inc., Term Loan B, 1st Lien
4.50%	06/07/20[2]	162,445	160,415
Polarpack, Inc./WNA Holdings, Inc., Term Loan, 1st Lien
4.50%	06/07/20[2]	311,420	307,527

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)
Industrials (continued)
Polymer Group, Inc., Term Loan B, 1st Lien
5.25%	12/19/19[2]	$993,112	$981,940
Synagro Infrastructure, Term Loan, 1st Lien
6.25%	08/22/20[2]	987,500	974,539
TNT Crane & Rigging, Inc., Term Loan, 1st Lien
5.50%	11/27/20[2]	990,376	891,338
WTG Holdings III Corp., Term Loan, 1st Lien
4.75%	01/15/21[2]	495,000	486,956
WTG Holdings III Corp., Term Loan, 2nd Lien
8.50%	12/12/21[2]	250,000	238,120
Zebra Technologies Corp., Term Loan B, 1st Lien
4.75%	09/30/21[2]	500,000	503,625

			22,657,847

Information Technology — 1.14%
Activision Blizzard, Inc., Term Loan, 1st Lien
3.25%	10/12/20[2]	627,150	627,147
First Data Corp., Extended Term Loan 2021
4.17%	03/24/21[2]	230,043	227,280
First Data Corp., Term Loan B1, 1st Lien
3.67%	09/24/18[2]	300,000	294,150
First Data Corp., Term Loan C1, 1st Lien
3.67%	03/23/18[2]	500,000	491,095

			1,639,672

Insurance — 0.68%
AssuredPartners, Inc., Term Loan, 1st Lien
4.50%	04/02/21[2]	498,750	495,009
AssuredPartners, Inc., Term Loan, 2nd Lien
7.75%	04/02/22[2]	498,750	482,541

			977,550

Materials — 2.39%
Chromaflo Technologies Corp., Term Loan B, 1st Lien
4.50%	12/02/19[2]	990,000	980,100
Hoffmaster Group, Inc., Term Loan, 2nd Lien
10.00%	05/06/21[2]	500,000	495,000
Orion Engineered Carbons, Term Loan B, 1st Lien
5.00%	07/25/21[2]	498,750	500,620
Royal Adhesives and Sealants LLC, Term Loan B, 1st Lien
5.50%	07/26/18[2]	483,835	487,464
Tata Chemicals North America, Inc., Term Loan, 1st Lien
3.75%	08/07/20[2]	985,000	968,994

			3,432,178

See accompanying notes to Schedule of Portfolio Investments.

N-Q Report December 2014 / 115

Floating Rate Income Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Real Estate Investment Trust (REIT) — 0.65%
Realogy Group LLC
0.02%	10/10/16	[2]	$13,867	$13,737
Realogy Group LLC, Term Loan B, 1st Lien
3.75%	03/05/20	[2]	935,293	918,926

				932,663

Retail — 0.60%
Hudson’s Bay Co., Term Loan B, 1st Lien
4.75%	11/04/20	[2]	409,500	410,098
Serta Simmons Holdings LLC, Term Loan B, 1st Lien
4.25%	10/01/19	[2]	460,384	454,054

				864,152

Services — 1.85%
Bright Horizons Family Solutions, Inc., Term Loan B, 1st Lien
3.75%	01/30/20	[2]	492,462	486,462
ESH Hospitality, Inc., Term Loan B, 1st Lien
5.00%	06/06/19	[2]	1,000,000	1,000,630
Protection One, Term Loan, 1st Lien
4.25%	03/21/19	[2]	788,895	784,951
Weight Watchers International, Inc., Term Loan B2, 1st Lien
0.00%	04/02/20	[2]	498,731	385,768

				2,657,811

Transportation — 2.33%
Air Canada, Term Loan B, 1st Lien (Canada)
5.50%	09/20/19	[2,3]	706,450	712,190
American Airlines, Inc., Term Loan B
3.75%	06/27/19	[2]	985,000	976,381
Delta Air Lines, Inc., Term Loan B, 1st Lien
3.25%	04/20/17	[2]	195,939	194,421
Navios Maritime Partners LP, Term Loan B, 1st Lien (Greece)
5.25%	06/27/18	[2,3]	1,478,781	1,456,599

				3,339,591

Total Bank Loans (Cost $104,510,626)				102,854,013

CORPORATES — 10.59%*
Banking — 0.34%
Bank of America N.A. (BKNT)
0.54%	06/15/17	[2]	500,000	493,095

Communications — 2.26%
CCOH Safari LLC
5.50%	12/01/22		1,400,000	1,424,500

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
Verizon Communications, Inc.
1.99%	09/14/18	[2]	$1,750,000	$1,830,220

				3,254,720

Energy — 2.41%
Blue Racer Midstream LLC/Blue Racer Finance Corp.
6.12%	11/15/22	[4]	500,000	483,750
Chesapeake Energy Corp.
3.48%	04/15/19	[2]	2,000,000	1,970,000
Enbridge, Inc. (Canada)
0.88%	10/01/16	[2,3]	1,000,000	1,003,190

				3,456,940

Finance — 2.86%
Chase Capital II, Series B
0.73%	02/01/27	[2]	500,000	427,500
Citigroup, Inc.
0.78%	08/25/36	[2]	1,000,000	806,068
General Electric Capital Corp. (MTN)
0.71%	08/15/36	[2]	850,000	747,029
Goldman Sachs Group, Inc. (MTN)
1.84%	11/29/23	[2]	1,000,000	1,031,622
JPMorgan Chase Capital XXI, Series U
1.18%	02/02/37	[2]	1,000,000	855,000
JPMorgan Chase Capital XXIII
1.23%	05/15/47	[2]	300,000	244,500

				4,111,719

Health Care — 0.36%
LifePoint Hospitals, Inc.
5.50%	12/01/21		500,000	516,250

Holding Companies — 0.66%
Entegra TC LLC/Entegra Issuance Corp.
9.23%	10/03/17	[2,4]	936,637	943,661

Industrials — 0.67%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland)
3.24%	12/15/19	[2,3,4]	1,000,000	968,750

Real Estate Investment Trust (REIT) — 0.36%
DuPont Fabros Technology LP (WI)
5.88%	09/15/21		500,000	512,500

Transportation — 0.67%
American Airlines Pass-Through Trust, Series 2013-2, Class B
5.60%	07/15/20	[4]	938,287	961,744

Total Corporates (Cost $14,885,051)				15,219,379

See accompanying notes to Schedule of Portfolio Investments.

116 / N-Q Report December 2014

Floating Rate Income Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
U.S. AGENCY SECURITIES — 1.34%
U.S. Agency Securities — 1.34%
Federal Farm Credit Bank
0.18%	09/14/16[2]	$635,000	$635,132
0.20%	04/26/17[2]	680,000	680,498
0.21%	04/17/17[2]	605,000	605,592

Total U.S. Agency Securities (Cost $1,919,853)			1,921,222

Total Bonds – 83.55% (Cost $121,315,530)			119,994,614

Issues	Maturity Date	Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 15.90%
Commercial Paper — 0.92%
Macquarie Bank Ltd. (Australia)
0.22%[5]	02/24/15[3,4]	1,325,000	1,324,629

Money Market Funds — 2.01%
Dreyfus Cash Advantage Fund
0.01%[6]		1,443,000	1,443,000
Morgan Stanley Institutional Fund
0.04%[6]		1,443,000	1,443,000

			2,886,000

U.S. Agency Discount Notes — 12.97%
Fannie Mae
0.03%[5]	01/12/15	805,000	804,998
0.06%[5]	02/26/15	1,145,000	1,144,974
Federal Farm Credit Bank
0.06%[5]	01/26/15	1,740,000	1,739,988
Federal Home Loan Bank
0.06%[5]	02/18/15	2,910,000	2,909,942
0.06%[5]	01/28/15	3,145,000	3,144,978
0.06%[5]	01/14/15	935,000	934,997
0.07%[5]	04/01/15	3,425,000	3,424,350
0.07%[5]	03/11/15	3,125,000	3,124,881
0.08%[5]	02/20/15	1,390,000	1,389,972

			18,619,080

Total Short-Term Investments (Cost $22,828,828)			22,829,709

Value
Total Investments – 99.45%
(Cost $144,144,358)[1]	$142,824,323

Cash and Other Assets, Less Liabilities – 0.55%	784,310

Net Assets – 100.00%	$143,608,633

Notes:

1	Cost for federal income tax purposes is $144,144,382 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$611,694
Gross unrealized (depreciation)	(1,931,753)

Net unrealized (depreciation)	$(1,320,059)

2	Floating rate security. The rate disclosed was in effect at December 31, 2014.
3	U.S. dollar-denominated security issued by foreign-domiciled entity.
4	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
5	Represents annualized yield at date of purchase.
6	Represents the current yield as of December 31, 2014.
*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(MTN): Medium-term note

(WI): When issued

See accompanying notes to Schedule of Portfolio Investments.

N-Q Report December 2014 / 117

Strategic Income Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
BONDS – 98.31%
ASSET-BACKED SECURITIES — 23.40%**
321 Henderson Receivables I LLC, Series 2014-2A, Class B
4.48%	01/15/75[2]	$485,000	$485,915
Alm Loan Funding, Series 2012-7A, Class A1 (Cayman Islands)
1.65%	10/19/24[2,3,4]	500,000	498,935
American Money Management Corp., Series 2014-14A, Class A1L (Cayman Islands)
1.80%	07/27/26[2,3,4]	490,000	485,652
American Money Management Corp., Series 2014-15A, Class E (Cayman Islands)
7.22%	12/09/26[2,3,4]	550,000	540,189
Amur Finance IA LLC/Jet Midwest, Series 2014-1, Class A
11.00%	12/17/172,†	614,144	614,136
ARES CLO Ltd., Series 2007-12A, Class A (Cayman Islands)
0.86%	11/25/20[2,3,4]	356,505	355,226
ARES XXVI CLO Ltd., Series 2013-1A, Class A (Cayman Islands)
1.33%	04/15/25[2,3,4]	500,000	490,083
Axis Equipment Finance Receivables LLC, Series 2012-1I, Class E1
6.25%	04/20/16	114,690	115,071
Axis Equipment Finance Receivables LLC, Series 2012-1I, Class E2
7.00%	03/20/17	250,000	251,106
Babson CLO Ltd., Series 2014-IA, Class A1 (Cayman Islands)
1.72%	07/12/25[2,3,4]	500,000	498,623
Babson CLO Ltd., Series 2014-IIA, Class A (Cayman Islands)
1.66%	10/17/26[2,3,4]	430,000	426,655
Bayview Commercial Asset Trust, Series 2004-3, Class A1
0.54%	01/25/35[2,4]	373,967	347,721
Bayview Commercial Asset Trust, Series 2006-4A, Class A1
0.40%	12/25/36[2,4]	1,169,817	1,054,066
Bayview Commercial Asset Trust, Series 2007-3, Class A1
0.41%	07/25/37[2,4]	530,134	469,991
BlueMountain CLO Ltd., Series 2013-4A, Class C (Cayman Islands)
2.88%	04/15/25[2,3,4]	140,000	132,826
Cent CLO LP, Series 2013-17A, Class A1 (Cayman Islands)
1.53%	01/30/25[2,3,4]	580,000	572,884
Cent CLO LP, Series 2013-19A, Class A1A (Cayman Islands)
1.56%	10/29/25[2,3,4]	500,000	494,606

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
CIFC Funding Ltd., Series 2012-2A, Class A1L (Cayman Islands)
1.64%	12/05/24[2,3,4]	$600,000	$595,830
CIT Education Loan Trust, Series 2007-1, Class A
0.34%	03/25/42[2,4]	1,524,528	1,455,210
Cronos Containers Program Ltd., Series 2012-2A, Class A (Bermuda)
3.81%	09/18/27[2,3]	310,000	310,039
Crystal River, Series 2005-1A, Class A (Cayman Islands)
0.59%	03/02/462,3,4,5,†	470,845	28,244
Dryden Senior Loan Fund, Series 2013-26A, Class C (Cayman Islands)
2.73%	07/15/25[2,3,4]	525,000	492,024
Dryden Senior Loan Fund, Series 2014-33A, Class A (Cayman Islands)
1.71%	07/15/26[2,3,4]	430,000	426,321
Dryden XXII Senior Loan Fund, Series 2013-30A, Class C (Cayman Islands)
3.08%	11/15/25[2,3,4]	625,000	603,576
Education Loan Asset-Backed Trust, Series 2013-1A, Class A2
0.96%	04/26/32[2,4]	645,000	644,441
EFS Volunteer LLC, Series 2010-1, Class A2
1.08%	10/25/35[2,4]	800,000	797,475
GE Business Loan Trust, Series 2004-1, Class A
0.45%	05/15/32[2,4]	785,974	761,736
GE Business Loan Trust, Series 2004-2A, Class A
0.38%	12/15/32[2,4]	213,878	208,855
GE Business Loan Trust, Series 2005-1A, Class A3
0.41%	06/15/33[2,4]	751,394	730,140
GE Business Loan Trust, Series 2005-2A, Class A
0.40%	11/15/33[2,4]	800,865	774,477
Global SC Finance SRL, Series 2014-1A, Class A2 (Barbados)
3.09%	07/17/24[2,3]	546,250	539,254
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class A (Cayman Islands)
1.38%	04/25/25[2,3,4]	600,000	589,114
GoldenTree Loan Opportunities VIII Ltd., Series 2014-8A, Class A (Cayman Islands)
1.68%	04/19/26[2,3,4]	600,000	595,994
Higher Education Funding, Series 2014-1, Class A
1.28%	05/25/34[2,4]	483,211	478,966
ING Investment Management CLO Ltd., Series 2013-2A, Class A1
1.38%	04/25/25[2,4]	500,000	491,652

See accompanying notes to Schedule of Portfolio Investments.

118 / N-Q Report December 2014

Strategic Income Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
ING Investment Management Ltd., Series 2012-4A, Class A1 (Cayman Islands)
1.62%	10/15/23[2,3,4]	$500,000	$496,863
J.G. Wentworth XXX LLC, Series 2013-3A, Class B
5.54%	01/15/75[2]	590,000	667,023
LCM XIV LP, Series 2014A, Class C (Cayman Islands)
2.98%	07/15/25[2,3,4]	550,000	526,775
Leaf II Receivables Funding LLC, Series 2013-1, Class E2
6.00%	09/15/21[2]	520,000	498,274
Limerock CLO, Series 2014-2A, Class A (Cayman Islands)
1.73%	04/18/26[2,3,4]	580,000	576,376
National Collegiate Student Loan Trust, Series 2006-1, Class A3
0.36%	05/25/26[4]	297,159	295,541
National Collegiate Student Loan Trust, Series 2007-2, Class A2
0.30%	06/26/28[4]	513,998	495,490
Nelnet Student Loan Trust, Series 2014-4A, Class A2
1.10%	11/25/43[2,4]	500,000	504,043
Neuberger Berman CLO Ltd., Series 2014-16A, Class A1
1.70%	04/15/26[2,4]	580,000	575,578
Nomad CLO Ltd., Series 2013-1A, Class A1 (Cayman Islands)
1.43%	01/15/25[2,3,4]	580,000	571,689
Oak Hill Credit Partners, Series 2012-7A, Class A (Cayman Islands)
1.65%	11/20/23[2,3,4]	500,000	497,517
Panthera Aviation, Series 2013-1
10.00%	01/25/222,4,6,†	500,000	499,993
Peach Finance Co., Series 2000, Class A
4.71%	04/15/48[2]	321,825	332,162
Scholar Funding Trust, Series 2012-B, Class A2
1.27%	03/28/46[2,4]	1,000,000	1,020,007
SLC Student Loan Trust, Series 2004-1, Class B
0.52%	08/15/31[4]	320,121	293,376
SLC Student Loan Trust, Series 2005-2, Class B
0.52%	03/15/40[4]	459,305	416,579
SLC Student Loan Trust, Series 2005-3, Class B
0.49%	06/15/40[4]	248,106	225,152
SLC Student Loan Trust, Series 2006-2, Class B
0.47%	12/15/39[4]	571,021	512,978

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLC Student Loan Trust, Series 2008-2, Class B
1.99%	09/15/22[4]	$240,000	$238,405
SLM Student Loan Trust, Series 2004-2, Class B
0.70%	07/25/39[4]	572,324	535,122
SLM Student Loan Trust, Series 2005-4, Class B
0.41%	07/25/40[4]	343,317	307,693
SLM Student Loan Trust, Series 2005-9, Class B
0.53%	01/25/41[4]	413,323	375,392
SLM Student Loan Trust, Series 2006-2, Class A6
0.40%	01/25/41[4]	1,200,000	1,142,107
SLM Student Loan Trust, Series 2007-6, Class B
1.08%	04/27/43[4]	317,153	293,032
SLM Student Loan Trust, Series 2007-7, Class B
0.98%	10/25/28[4]	215,000	201,748
SLM Student Loan Trust, Series 2007-8, Class B
1.23%	04/27/43[4]	365,238	340,843
SLM Student Loan Trust, Series 2008-2, Class B
1.43%	01/25/29[4]	340,000	317,757
SLM Student Loan Trust, Series 2008-3, Class B
1.43%	04/25/29[4]	340,000	318,087
SLM Student Loan Trust, Series 2008-4, Class A4
1.88%	07/25/22[4]	1,500,000	1,578,162
SLM Student Loan Trust, Series 2008-4, Class B
2.08%	04/25/29[4]	340,000	340,650
SLM Student Loan Trust, Series 2008-5, Class B
2.08%	07/25/29[4]	235,000	240,338
SLM Student Loan Trust, Series 2008-6, Class B
2.08%	07/25/29[4]	340,000	341,859
SLM Student Loan Trust, Series 2008-7, Class B
2.08%	07/25/29[4]	340,000	342,520
SLM Student Loan Trust, Series 2008-8, Class B
2.48%	10/25/29[4]	340,000	356,479
Sound Point CLO Ltd., Series 2012-1A, Class C (Cayman Islands)
3.53%	10/20/23[2,3,4]	625,000	618,779
Sound Point CLO Ltd., Series 2013-2A, Class E (Cayman Islands)
4.83%	07/15/25[2,3,4]	235,000	204,156

See accompanying notes to Schedule of Portfolio Investments.

N-Q Report December 2014 / 119

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December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Structured Receivables Finance LLC, Series 2010-A, Class B
7.61%	01/16/46	2,†	$449,388	$540,550
Structured Receivables Finance LLC, Series 2010-B, Class B
7.97%	08/15/36	2,†	447,809	548,343
Symphony CLO Ltd., Series 2012-9A, Class C (Cayman Islands)
3.48%	04/16/22	[2,3,4]	575,000	570,618
Symphony CLO XIV Ltd., Series 2014-14A, Class A2 (Cayman Islands)
1.76%	07/14/26	[2,3,4]	350,000	348,353
TAL Advantage LLC, Series 2006-1, Class NOTE
0.36%	04/20/21	[2,4]	80,000	79,418
Triton Container Finance LLC, Series 2007-1A, Class NOTE
0.31%	02/26/19	[2,4]	22,396	22,374

Total Asset-Backed Securities (Cost $37,162,442)				37,565,234

BANK LOANS — 0.60%*
Electric — 0.00%
Boston Generating LLC, Term Loan, 1st Lien[7]
0.00%	06/30/15	4,5,8,9,†	107,166	–

Health Care — 0.37%
Valeant Pharmaceuticals International, Inc., Term Loan (Canada)
3.50%	08/05/20	[3,4]	597,147	592,669

Services — 0.23%
AABS Ltd. Loan, Series 2013-1, Class A (STEP) (Bermuda)
4.88%	01/15/38	3,4,†	352,083	363,513

Total Bank Loans (Cost $1,052,518)				956,182

CORPORATES — 11.99%*
Banking — 1.02%
Bank of America Corp. (MTN)
5.00%	05/13/21		1,090,000	1,217,951
First Chicago NBD Institutional Capital I
0.78%	02/01/27	[4]	500,000	425,000

				1,642,951

Electric — 0.16%
Dynegy Escrow Holdings
0.00%	01/01/50	5,8,†	1,175,000	—
GenOn Americas Generation LLC
8.50%	10/01/21		300,000	261,000

				261,000

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy — 0.79%
Energy Transfer Partners LP
3.25%	11/01/66	[4]	$1,400,000	$1,267,000

Finance — 5.48%
Chase Capital II, Series B
0.73%	02/01/27	[4]	1,500,000	1,282,500
Chase Capital VI
0.86%	08/01/28	[4]	500,000	415,000
Citigroup, Inc.
0.78%	08/25/36	[4]	3,350,000	2,700,328
General Electric Capital Corp. (MTN)
0.61%	05/05/26	[4]	819,000	773,856
0.71%	08/15/36	[4]	2,500,000	2,197,145
General Motors Financial Co., Inc., Series 3YR
3.00%	09/25/17		1,000,000	1,016,250
JPMorgan Chase Capital XIII, Series M
1.21%	09/30/34	[4]	300,000	249,000
JPMorgan Chase Capital XXIII
1.23%	05/15/47	[4]	200,000	163,000

				8,797,079

Health Care — 0.11%
Valeant Pharmaceuticals International, Inc. (Canada)
5.62%	12/01/21	[2,3]	165,000	167,887

Insurance — 0.61%
Farmers Exchange Capital II
6.15%	11/01/53	[2,4]	900,000	979,866

Real Estate Investment Trust (REIT) — 0.32%
HCP, Inc.
7.07%	06/08/15		500,000	513,589

Retail — 0.47%
Walgreens Boots Alliance, Inc.
0.68%	05/18/16	[4]	750,000	750,233

Transportation — 3.03%
American Airlines Pass-Through Trust, Series 2013-2, Class A
4.95%	01/15/23		849,571	913,289
AWAS Aviation Capital Ltd. (Ireland)
7.00%	10/15/16	[2,3]	400,400	411,411
Continental Airlines Pass-Through Trust, Series 2007, Class 1B
6.90%	04/19/22		2,390,866	2,528,341
Delta Air Lines Pass-Through Trust, Series 2002, Class G1
6.72%	01/02/23		602,335	694,191

See accompanying notes to Schedule of Portfolio Investments.

120 / N-Q Report December 2014

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Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
JetBlue Airways Pass-Through Trust, Series 2004, Class G1
0.61%	08/15/16	[4]	$319,820	$316,222

				4,863,454

Total Corporates
(Cost $17,402,407)				19,243,059

MORTGAGE-BACKED — 61.38%**
Commercial Mortgage-Backed — 4.54%
Banc of America Commercial Mortgage, Inc., Series 2005-3, Class A3A
4.62%	07/10/43		509,497	510,268
Bayview Commercial Asset Trust, Series 2008-4, Class A3
2.92%	07/25/38	[2,4]	663,364	624,564
Bayview Commercial Mortgage Pass-Through Trust, Series 2006-SP1, Class M1
0.62%	04/25/36	[2,4]	1,275,000	1,247,308
Bear Stearns Commercial Mortgage Securities Trust, Series 2004-PWR4, Class A3
5.47%	06/11/41	[4]	30,331	30,324
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A4
2.86%	11/15/45		1,040,000	1,044,374
Morgan Stanley Capital I Trust, Series 2007-IQ14, Class A2FX
5.61%	04/15/49		471,295	472,760
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class B
5.24%	07/15/42	[4]	100,000	101,894
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A2
5.93%	06/15/49	[4]	407,418	409,111
WF-RBS Commercial Mortgage Trust, Series 2010-C8, Class A3
3.00%	08/15/45		1,055,000	1,071,451
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2
3.79%	02/15/44	[2]	900,000	917,648
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class A4
3.67%	11/15/44		810,000	859,590

				7,289,292

Non-Agency Mortgage-Backed — 47.90%
ACE Securities Corp., Series 2003-MH1, Class B1
6.50%	08/15/30	[2,4]	71,454	73,059
ACE Securities Corp., Series 2006-HE3, Class A2C
0.32%	06/25/36	[4]	2,018,472	1,374,488

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Adjustable Rate Mortgage Trust, Series 2005-11, Class 2A12
2.63%	02/25/36	[4]	$65,361	$65,286
Adjustable Rate Mortgage Trust, Series 2005-11, Class 2A41
2.63%	02/25/36	[4]	411,960	403,304
Adjustable Rate Mortgage Trust, Series 2005-5, Class 6A21
0.40%	09/25/35	[4]	658,813	637,294
Ameriquest Mortgage Securities, Inc., Series 2005-R2, Class M2
0.65%	04/25/35	[4]	1,200,000	1,191,790
Banc of America Alternative Loan Trust, Series 2003-3, Class A4
5.75%	05/25/33		1,562,188	1,609,401
Banc of America Alternative Loan Trust, Series 2005-2, Class 4A1
5.50%	03/25/20		346,805	349,339
Banc of America Funding Corp., Series 2006-3, Class 5A3
5.50%	03/25/36		1,028,815	990,584
Banco de Credito Y Securitizacion SA, Series 2001-1, Class AF (Argentina)
8.00%	06/30/20	[2,3,5]	5,000	400
BCAP LLC Trust, Series 2011-RR3, Class 1A5
2.70%	05/27/37	[2,4]	1,222,464	1,217,845
BCAP LLC Trust, Series 2007-AA1, Class 1A2
0.33%	02/25/47	[4]	684,176	630,589
BCAP LLC Trust, Series 2009-RR4, Class 1A1
9.50%	06/26/37	[2]	609,333	635,267
BCAP LLC Trust, Series 2010-RR11, Class 3A2
2.76%	06/27/36	[2,4]	921,350	924,900
BCAP LLC Trust, Series 2011-RR3, Class 5A3
2.51%	11/27/37	[2,4]	2,026,330	1,965,780
BCAP LLC Trust, Series 2011-RR4, Class 1A3
2.85%	03/26/36	[2,4]	965,565	939,889
Bear Stearns ALT-A Trust, Series 2005-1, Class A1
0.73%	01/25/35	[4]	831,526	800,286
Bear Stearns ARM Trust, Series 2005-2, Class A1
2.56%	03/25/35	[4]	375,392	380,152
BHN I Mortgage Fund, Series 2000-1, Class AF (Argentina)
8.00%	01/31/20	2,3,5,8,†	110	–

See accompanying notes to Schedule of Portfolio Investments.

N-Q Report December 2014 / 121

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Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Centex Home Equity Loan Trust, Series 2006-A, Class AV4
0.42%	06/25/36	[4]	$2,150,000	$1,980,782
Chase Mortgage Finance Corp., Series 2007-A1, Class 8A1
2.52%	02/25/37	[4]	335,999	340,491
Citigroup Mortgage Loan Trust, Inc., Series 2005-OPT3, Class M2
0.62%	05/25/35	[4]	1,100,000	1,073,535
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH4, Class A3
0.32%	11/25/36	[4]	573,238	571,848
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2, Class A3
0.35%	03/25/37	[4]	2,108,162	2,076,837
Conseco Finance Securitizations Corp., Series 2001-4, Class A4
7.36%	09/01/33		560,021	621,312
Conseco Finance Securitizations Corp., Series 2002-1, Class A
6.68%	12/01/33	[4]	400	401
Conseco Finance, Series 2002-C, Class BF1
8.00%	06/15/32	[4]	2,106,647	2,274,017
Conseco Finance, Series 2002-C, Class BF2
8.00%	06/15/32	[2,4]	878,409	968,493
Conseco Financial Corp., Series 1996-7, Class M1
7.70%	10/15/27	[4]	787,815	846,406
Conseco Financial Corp., Series 1997-3, Class A7
7.64%	03/15/28	[4]	267,798	286,581
Conseco Financial Corp., Series 1998-3, Class A6
6.76%	03/01/30	[4]	620,111	657,969
Conseco Financial Corp., Series 1998-4, Class A6
6.53%	04/01/30	[4]	752,220	785,501
Conseco Financial Corp., Series 1998-4, Class A7
6.87%	04/01/30	[4]	372,476	396,010
Conseco Financial Corp., Series 1999-5, Class A5
7.86%	03/01/30	[4]	106,515	96,766
Credit Suisse First Boston Commercial Mortgage Trust, Series 2014-4R, Class 16A1
0.33%	02/27/36	[2,4]	916,107	901,636
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2B (STEP)
4.62%	02/25/37		1,623,274	1,227,814

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2C (STEP)
4.62%	02/25/37		$536,017	$405,381
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB3, Class A3 (STEP)
4.10%	03/25/37		1,340,100	816,016
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2006-FF18, Class A2B
0.28%	12/25/37	[4]	1,107,203	735,497
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2007-FF1, Class A2D
0.38%	01/25/38	[4]	3,205,703	2,112,039
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2007-FF2, Class A2B
0.26%	03/25/37	[4]	1,148,939	732,821
GMAC Mortgage Corp. Loan Trust, Series 2006-AR1, Class 1A1
2.97%	04/19/36	[4]	897,098	797,754
Green Tree Home Improvement Loan Trust, Series 1995-D, Class B2
7.45%	09/15/25		13,204	13,213
Green Tree Home Improvement Loan Trust, Series 1995-F, Class B2
7.10%	01/15/21		2,072	2,074
Green Tree, Series 2008-MH1, Class A2
8.97%	04/25/38	[2,4]	490,344	522,981
Green Tree, Series 2008-MH1, Class A3
8.97%	04/25/38	[2,4]	721,169	764,861
Greenpoint Mortgage Funding Trust, Series 2006-AR8, Class 1A2A
0.35%	01/25/47	[4]	910,952	871,074
GSAMP Trust, Series 2005-HE5, Class M1
0.59%	11/25/35	[4]	1,285,000	1,232,080
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1
2.67%	09/25/35	[4]	399,950	402,532
GSR Mortgage Loan Trust, Series 2007-AR2, Class 5A1A
5.35%	05/25/47	[4]	1,256,648	1,135,228
Harborview Mortgage Loan Trust, Series 2006-8, Class 2A1A
0.36%	07/21/36	[4]	470,132	388,030
Home Equity Loan Trust, Series 2007-3, Class A4
1.66%	11/20/36	[4]	1,040,000	1,040,321
Home Equity Loan Trust, Series 2007-3, Class APT
1.36%	11/20/36	[4]	649,974	650,849
HSI Asset Loan Obligation Trust, Series 2007-2, Class 2A12
6.00%	09/25/37		907,243	866,872

See accompanying notes to Schedule of Portfolio Investments.

122 / N-Q Report December 2014

Strategic Income Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Impac Secured Assets Trust, Series 2004-4, Class 1A2
0.78%	09/25/34	[4]	$867,862	$785,943
IndyMac Index Mortgage Loan Trust, Series 2005-AR25, Class 2A1
4.58%	12/25/35	[4]	960,976	874,631
IndyMac Index Mortgage Loan Trust, Series 2007-FLX2, Class A1C
0.36%	04/25/37	[4]	2,642,440	1,924,851
IndyMac Manufactured Housing Contract, Series 1997-1, Class A3
6.61%	02/25/28		394,265	403,207
IndyMac Manufactured Housing Contract, Series 1997-1, Class A4
6.75%	02/25/28		165,973	172,024
IndyMac Manufactured Housing Contract, Series 1998-1, Class A4
6.49%	09/25/28		154,685	158,022
IndyMac Manufactured Housing Contract, Series 1998-1, Class A5
6.96%	09/25/28	[4]	372,843	393,354
IndyMac Manufactured Housing Contract, Series 1998-2, Class A2
6.17%	08/25/29		42,293	42,820
IndyMac Manufactured Housing Contract, Series 1998-2, Class A4
6.64%	08/25/29	[4]	418,719	417,705
JPMorgan Mortgage Acquisition Corp., Series 2007-HE1, Class AF6 (STEP)
4.15%	03/25/47		1,323,711	1,048,252
JPMorgan Mortgage Trust, Series 2006-S2, Class 2A2
5.88%	06/25/21		821,099	822,368
JPMorgan Mortgage Trust, Series 2007-S1, Class 1A2
5.50%	03/25/22		536,011	536,325
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A6
6.47%	04/15/40	[4]	554,272	608,487
Lehman XS Trust, Series 2006-13, Class 1A2
0.34%	09/25/36	[4]	1,091,379	964,800
Lehman XS Trust, Series 2006-19, Class A2
0.34%	12/25/36	[4]	1,046,674	865,831
Lehman XS Trust, Series 2006-9, Class A1B
0.33%	05/25/46	[4]	1,078,900	896,855
MASTR Asset-Backed Securities Trust, Series 2007-HE1, Class A4
0.45%	05/25/37	[4]	1,810,500	1,187,387

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Merrill Lynch Alternative Note Asset, Series 2007-A3, Class A2D
0.48%	04/25/37	[4]	$1,696,107	$296,639
Merrill Lynch Mortgage Investors, Inc., Series 2004-HE2, Class A2C
1.33%	08/25/35	[4]	709,726	703,167
Mid-State Trust, Series 2004-1, Class B
8.90%	08/15/37		1,016,012	1,220,892
Mid-State Trust, Series 2004-1, Class M1
6.50%	08/15/37		702,681	766,743
Mid-State Trust, Series 2005-1, Class A
5.74%	01/15/40		274,468	297,904
Mid-State Trust, Series 2006, Class A3
7.54%	07/01/35		397,913	428,291
Mid-State Trust, Series 2006, Class A4
7.79%	07/01/35		32,423	34,930
Mid-State Trust, Series 2011, Class B
8.22%	07/15/38		14,074	15,023
Morgan Stanley Mortgage Loan Trust, Series 2004-7AR, Class 2A4
2.03%	09/25/34	[4]	851,386	830,401
Morgan Stanley Mortgage Loan Trust, Series 2006-7, Class 5A2
5.96%	06/25/36	[4]	3,092,007	1,862,752
Oakwood Mortgage Investors, Inc., Series 1998-A, Class M
6.82%	05/15/28	[4]	691,737	746,234
Oakwood Mortgage Investors, Inc., Series 1998-D, Class A
6.40%	01/15/29		338,455	344,744
Oakwood Mortgage Investors, Inc., Series 1999-A, Class A2
5.89%	04/15/29		73,824	74,396
Oakwood Mortgage Investors, Inc., Series 1999-B, Class A4
6.99%	12/15/26		782,667	836,605
Oakwood Mortgage Investors, Inc., Series 2001-D, Class A3
5.90%	09/15/22	[4]	1,284,981	1,114,610
Oakwood Mortgage Investors, Inc., Series 2002-A, Class A3
6.03%	05/15/24	[4]	724,620	722,409
Opteum Mortgage Acceptance Corp., Series 2005-5, Class 2A1B
5.64%	12/25/35	[4]	3,783	3,786
Origen Manufactured Housing, Series 2005-A, Class M1
5.46%	06/15/36	[4]	668,915	701,654
Park Place Securities, Inc., Series 2004-WWF1, Class M2
1.19%	12/25/34	[4]	313,130	311,633

See accompanying notes to Schedule of Portfolio Investments.

N-Q Report December 2014 / 123

Strategic Income Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Park Place Securities, Inc., Series 2005-WCH1, Class M2
0.69%	01/25/36	[4]	$514,140	$513,116
Residential Accredit Loans, Inc., Series 2005-QA3, Class NB1
2.95%	03/25/35	[4]	1,233,893	907,183
Residential Asset Securities Corp., Series 2005-KS12, Class A3
0.49%	01/25/36	[4]	1,019,055	1,010,963
SG Mortgage Securities Trust, Series 2007-NC1, Class A2
0.41%	12/25/36	[2,4]	2,131,874	1,297,685
Specialty Underwriting & Residential Finance, Series 2006-AB3, Class A2B
0.32%	09/25/37	[4]	792,336	464,195
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12, Class 2A
2.42%	09/25/34	[4]	1,040,432	1,040,951
Structured Asset Investment Loan Trust, Series 2005-4, Class M2
0.83%	05/25/35	[4]	1,182,542	1,151,713
Terwin Mortgage Trust, Series 2004-7HE, Class A1
0.72%	07/25/34	[2,4]	105,217	100,760
UCFC Home Equity Loan, Series 1998-D, Class BF1
8.96%	04/15/30	[4,5]	585	81
UCFC Manufactured Housing Contract, Series 1997-4, Class A4
7.00%	04/15/29	[4]	192,155	190,789
Vanderbilt Acquisition Loan Trust, Series 2002-1, Class A4
6.57%	05/07/27	[4]	371,942	387,401
Vanderbilt Mortgage Finance, Series 2002-C, Class A5
7.60%	12/07/32		1,100,000	1,153,607
WaMu Alternative Mortgage Pass-Through Certificates, Series 2007-OA2, Class 2A
0.81%	01/25/47	[4]	1,694,435	1,217,311
WaMu Mortgage Pass-Through Certificates, Series 2003-MS9, Class 1A
7.00%	04/25/33		800	816
WaMu Mortgage Pass-Through Certificates, Series 2005-AR8, Class 2A1A
0.46%	07/25/45	[4]	178,344	167,640
Wells Fargo Home Equity Trust, Series 2007-1, Class A3
0.49%	03/25/37	[4]	1,500,000	1,081,504

				76,887,065

U.S. Agency Mortgage-Backed — 8.94%
Fannie Mae Pool (TBA)
3.50%	01/25/44		430,000	448,275

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 467225
3.63%	01/01/18		$910,000	$963,717
Fannie Mae Pool AD0660
4.53%	12/01/19		902,219	999,894
Fannie Mae Pool FN0003
4.30%	01/01/21		432,877	480,183
Fannie Mae REMICS, Series 2003-64, Class KS
9.44%	07/25/18	[4]	222,916	245,885
Fannie Mae, Series 1993-80, Class S
10.67%	05/25/23	[4]	5,532	6,221
Fannie Mae, Series 2000-45, Class SA (IO)
7.79%	12/18/30	[4]	875,798	136,663
Fannie Mae, Series 2001-42, Class SB
8.50%	09/25/31	[4]	1,074	1,280
Fannie Mae, Series 2003-124, Class TS
9.80%	01/25/34	[4]	13,006	15,706
Fannie Mae, Series 2005-92, Class US (IO)
5.93%	10/25/25	[4]	3,239,917	439,401
Fannie Mae, Series 2006-125, Class SM (IO)
7.03%	01/25/37	[4]	2,873,761	525,793
Fannie Mae, Series 2008-50, Class SA (IO)
5.88%	11/25/36	[4]	3,131,594	527,390
Fannie Mae, Series 2010-43, Class KS (IO)
6.25%	05/25/40	[4]	2,629,847	482,876
Fannie Mae, Series 2013-M12, Class X1 (IO)
0.00%	10/25/17		330,752,070	385,988
Federal Home Loan Bank (STEP)
0.75%	05/26/28		1,080,000	1,081,133
Freddie Mac REMICS, Series 2990,
Class ND
16.48%	12/15/34	[4]	278,052	342,534
Freddie Mac, Series 1602, Class SN
10.09%	10/15/23	[4]	14,590	19,525
Freddie Mac, Series 1673, Class SD
14.31%	02/15/24	[4]	264,266	344,811
Freddie Mac, Series 1760, Class ZD
1.86%	02/15/24	[4]	567,976	575,308
Freddie Mac, Series 2642, Class BW (IO)
5.00%	06/15/23		16,828	1,427
Freddie Mac, Series 3242, Class SA (IO)
6.19%	11/15/36	[4]	9,707,128	1,561,368
Freddie Mac, Series 3247, Class SI (IO)
0.15%	08/15/36	[4]	35,283,754	134,262
Freddie Mac, Series 3260, Class AS (IO)
6.22%	01/15/37	[4]	7,456,659	988,264
Freddie Mac, Series 3289, Class SD (IO)
5.96%	03/15/37	[4]	1,782,668	206,339

See accompanying notes to Schedule of Portfolio Investments.

124 / N-Q Report December 2014

Strategic Income Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac, Series K702, Class X1 (IO)
1.52%	02/25/18		$12,401,304	$513,212
Freddie Mac, Series KP01, Class X (IO)
3.08%	01/25/19		6,186,954	614,931
Ginnie Mae II Pool (TBA)
3.00%	01/20/43		1,665,000	1,702,801
Ginnie Mae, Series 2001-31, Class SJ
27.42%	02/20/31	[4]	34,092	60,861
Ginnie Mae, Series 2004-8, Class SE
13.96%	11/26/23	[4]	146,071	185,458
Ginnie Mae, Series 2009-114, Class IO (IO)
0.23%	10/16/49	[5]	16,397,701	369,866

				14,361,372

Total Mortgage-Backed
(Cost $91,689,523)				98,537,729

U.S. AGENCY SECURITIES — 0.70%
U.S. Agency Securities — 0.70%
Federal Farm Credit Bank
0.20%	04/26/17	[4]	1,120,000	1,120,820

Total U.S. Agency Securities
(Cost $1,119,935)
U.S. TREASURY SECURITIES — 0.24%
U.S. Treasury Notes — 0.24%
U.S. Treasury Notes - Treasury Inflation Indexed Notes
0.50%	04/15/15	[10]	355,000	383,989

Total U.S. Treasury Securities
(Cost $390,800)
Total Bonds – 98.31%
(Cost $148,817,625)				157,807,013

Issues			Shares	Value
COMMON STOCK — 0.35%
Electric — 0.02%
Dynegy, Inc.[7]			881	26,738

Energy — 0.33%
Mach Gen, LLC Common Units[2,5]			11,293	536,418

Total Common Stock
(Cost $1,218,365)				563,156

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 2.69%
Commercial Paper — 0.67%
Macquarie Bank Ltd. (Australia)
0.22%[11]	02/24/15	[2,3]	$1,080,000	$1,079,698

Money Market Funds — 2.01%
Dreyfus Cash Advantage Fund
0.01%[12]			1,612,000	1,612,000
Morgan Stanley Institutional Fund
0.04%[12]			1,612,000	1,612,000

				3,224,000

U.S. Treasury Bills — 0.01%
U.S. Treasury Bills
0.02%[11]	01/15/15	[13]	13,000	13,000
0.04%[11]	03/05/15	[13]	4,000	4,000

				17,000

Total Short-Term Investments
(Cost $4,320,650)				4,320,698

Total Investments – 101.35%
(Cost $154,356,640)[1]				162,690,867

Liabilities in Excess of Other
Assets – (1.35)%				(2,165,444)

Net Assets – 100.00%				$160,525,423

Contracts		Unrealized (Depreciation)
FUTURES CONTRACTS: SHORT POSITIONS
3	U.S. Treasury Five Year Note
	Expiration March 2015	$(421)
6	U.S. Treasury Ten Year Note
	Expiration March 2015	(4,841)

	Net unrealized (depreciation)	$(5,262)

Notes:

[1]	Cost for federal income tax purposes is $154,361,297 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$8,933,229
Gross unrealized (depreciation)	(603,659)

Net unrealized appreciation	$8,329,570

[2]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[3]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[4]	Floating rate security. The rate disclosed was in effect at December 31, 2014.
[5]	Illiquid security as determined under procedures approved by the Funds’ Board of Trustees. The aggregate value of illiquid securities is $935,008, which is 0.58% of total net assets.

See accompanying notes to Schedule of Portfolio Investments.

N-Q Report December 2014 / 125

Strategic Income Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

[6]	Private placements under procedures approved by the Fund’s Board of Trustees.
[7]	Non-income producing security.
[8]	Worthless due to company bankruptcy filing.
[9]	Security is currently in default with regard to scheduled interest or principal payments.
[10]	Inflation protected security. Principal amount reflects original security face amount.
[11]	Represents annualized yield at date of purchase.
[12]	Represents the current yield as of December 31, 2014.
[13]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $17,000.
†

Fair valued security. The aggregate value of fair valued securities is $2,594,779, which is 1.62% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(IO): Interest only

(MTN): Medium-term note

(STEP): Step coupon bond

(TBA): To be announced

See accompanying notes to Schedule of Portfolio Investments.

126 / N-Q Report December 2014

AlphaTrak 500 Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 43.79%
ASSET-BACKED SECURITIES — 11.07%**
Access Group, Inc., Series 2005-2, Class A3
0.41%	11/22/24	[2]	$30,933	$30,739
Ally Auto Receivables Trust, Series 2012-5,
Class A3
0.62%	03/15/17		12,156	12,157
Bank of America Credit Card Trust, Series 2007-A1, Class A1
5.17%	06/15/19		20,000	21,612
Bayview Commercial Asset Trust, Series 2004-3, Class A1
0.54%	01/25/35	[2,3]	32,519	30,237
Brazos Higher Education Authority, Inc., Series 2005-2, Class A10
0.38%	12/26/19	[2]	15,548	15,502
Brazos Higher Education Authority, Inc., Series 2010-1, Class A2
1.43%	02/25/35	[2]	15,000	15,388
Brazos Higher Education Authority, Inc., Series 2011-2, Class A3
1.23%	10/27/36	[2]	15,000	15,190
College Loan Corp. Trust, Series 2007-1, Class A3
0.33%	04/25/29	[2]	20,000	19,612
Collegiate Funding Services Education Loan Trust, Series 2004-A, Class A3
0.46%	09/28/26	[2]	9,928	9,907
Educational Funding of the South, Inc., Series 2011-1, Class A2
0.88%	04/25/35	[2]	9,894	9,926
Educational Funding of the South, Inc., Series 2012-1, Class A
1.22%	03/25/36	[2]	12,586	12,750
GCO Education Loan Funding Trust, Series 2007-1A, Class A5L
0.30%	05/25/23	[2,3]	16,622	16,517
Goal Capital Funding Trust, Series 2006-1, Class A3
0.35%	11/25/26	[2]	14,167	14,041
Iowa Student Loan Liquidity Corp., Series 2011-1, Class A
1.50%	06/25/42	[2]	15,309	15,733
Navient Student Loan Trust, Series 2014-8, Class A2
0.60%	04/25/23	[2]	30,000	30,023
Nelnet Student Loan Trust, Series 2007-1, Class A1
0.24%	11/27/18	[2]	1,323	1,323
Nelnet Student Loan Trust, Series 2008-4,
Class A4
1.71%	04/25/24	[2]	10,000	10,261
Nelnet Student Loan Trust, Series 2012-5A, Class A
0.77%	10/27/36	[2,3]	23,115	23,094

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Nelnet Student Loan Trust, Series 2014-3A, Class A
0.74%	06/25/41	[2,3]	$37,793	$37,693
North Carolina State Education Authority, Series 2011-1, Class A3
1.13%	10/25/41	[2]	15,000	15,098
Northstar Education Finance, Inc.
0.98%	01/29/46	[2]	10,000	9,977
Scholar Funding Trust, Series 2011-A, Class A
1.13%	10/28/43	[2,3]	8,417	8,478
SLC Student Loan Trust, Series 2006-2, Class A5
0.34%	09/15/26	[2]	15,000	14,745
SLM Student Loan Trust, Series 2003-11, Class A5
0.29%	12/15/22	[2,3]	31,749	31,647
SLM Student Loan Trust, Series 2003-12, Class A5
0.52%	09/15/22	[2,3]	12,811	12,796
SLM Student Loan Trust, Series 2004-10, Class A5B
0.63%	04/25/23	[2,3]	37,418	37,442
SLM Student Loan Trust, Series 2004-5A, Class A5
0.83%	10/25/23	[2,3]	15,000	15,045
SLM Student Loan Trust, Series 2004-7, Class A5
0.40%	01/27/20	[2]	12,469	12,444
SLM Student Loan Trust, Series 2005-10, Class A4
0.34%	10/25/19	[2]	9,030	9,015
SLM Student Loan Trust, Series 2005-2, Class A5
0.32%	04/27/20	[2]	11,234	11,189
SLM Student Loan Trust, Series 2006-2, Class A4
0.32%	10/25/22	[2]	8,735	8,730
SLM Student Loan Trust, Series 2007-1, Class A5
0.32%	01/26/26	[2]	40,000	39,252
SLM Student Loan Trust, Series 2007-7, Class A3
0.47%	04/25/17	[2]	15,000	14,983
SLM Student Loan Trust, Series 2008-5, Class A4
1.93%	07/25/23	[2]	15,000	15,648
SLM Student Loan Trust, Series 2008-6, Class A3
0.98%	01/25/19	[2]	15,000	15,075
SLM Student Loan Trust, Series 2008-8, Class A4
1.73%	04/25/23	[2]	15,000	15,644

See accompanying notes to Schedule of Portfolio Investments.

N-Q Report December 2014 / 127

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Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2008-9, Class A
1.73%	04/25/23	[2]	$15,125	$15,549
SLM Student Loan Trust, Series 2010-1, Class A
0.57%	03/25/25	[2]	35,532	35,440
SLM Student Loan Trust, Series 2011-2, Class A1
0.77%	11/25/27	[2]	34,885	35,008
SLM Student Loan Trust, Series 2012-1, Class A2
0.62%	11/25/20	[2]	14,578	14,603
SLM Student Loan Trust, Series 2012-2, Class A
0.87%	01/25/29	[2]	31,178	31,303
SLM Student Loan Trust, Series 2012-6, Class A2
0.45%	09/25/19	[2]	24,477	24,450
SLM Student Loan Trust, Series 2013-2, Class A
0.60%	09/25/26	[2]	24,767	24,717
SLM Student Loan Trust, Series 2013-3, Class A2
0.47%	05/26/20	[2]	20,000	19,977
SLM Student Loan Trust, Series 2013-4, Class A
0.70%	06/25/27	[2]	16,962	16,938
SLM Student Loan Trust, Series 2013-6, Class A2
0.66%	02/25/21	[2]	15,000	15,009
SLM Student Loan Trust, Series 2014-1, Class A3
0.76%	02/26/29	[2]	20,000	19,928
SLM Student Loan Trust, Series 2014-2, Class A2
0.52%	10/25/21	[2]	40,000	39,870
South Carolina Student Loan Corp.
0.36%	12/01/20	[2]	3,897	3,890

Total Asset-Backed Securities
(Cost $919,747)				925,595

CORPORATES — 8.61%*
Banking — 0.30%
Credit Suisse/New York (YCD) (Switzerland)
0.55%	08/24/15	[2,4]	25,000	25,008

Communications — 0.85%
AT&T, Inc.
2.50%	08/15/15		20,000	20,219
Verizon Communications, Inc.
1.77%	09/15/16	[2]	50,000	50,949

				71,168

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric — 0.91%
NextEra Energy Capital Holdings, Inc.
1.34%	09/01/15		$35,000	$35,113
Oncor Electric Delivery Co. LLC
6.80%	09/01/18		15,000	17,498
W3A Funding Corp.
8.09%	01/02/17		23,230	23,237

				75,848

Energy — 0.73%
Florida Gas Transmission Co. LLC
4.00%	07/15/15	[3]	60,000	60,867

Finance — 2.68%
Chase Capital II, Series B
0.73%	02/01/27	[2]	100,000	85,500
General Electric Capital Corp. (MTN)
0.61%	05/05/26	[2]	30,000	28,346
0.71%	08/15/36	[2]	75,000	65,914
Woodbourne Capital Trust I
2.66%	04/29/49	[2,3,5]	80,000	44,800

				224,560

Health Care — 0.30%
Providence Health & Services Obligated Group
1.18%	10/01/17	[2]	25,000	25,172

Industrials — 0.41%
Heathrow Funding Ltd. (United Kingdom)
2.50%	06/25/15	[3,4]	35,000	34,286

Real Estate Investment Trust (REIT) — 1.38%
HCP, Inc.
6.00%	01/30/17		30,000	32,750
Nationwide Health Properties, Inc.
6.00%	05/20/15		30,000	30,588
Realty Income Corp.
5.50%	11/15/15		25,000	25,943
UDR, Inc. (MTN)
5.25%	01/15/16		25,000	26,014

				115,295

Transportation — 1.05%
Continental Airlines Pass-Through Trust, Series 1997, Class 4A
6.90%	01/02/18		83,886	88,186

Total Corporates
(Cost $722,938)				720,390

See accompanying notes to Schedule of Portfolio Investments.

128 / N-Q Report December 2014

AlphaTrak 500 Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED — 23.09%**
Commercial Mortgage-Backed — 3.91%
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-5, Class A2
5.32%	09/10/47		$15,882	$15,878
Bear Stearns Commercial Mortgage Securities Trust, Series 2004-PWR4,
Class A3
5.47%	06/11/41	[2]	1,036	1,036
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP2,
Class A3A
4.68%	07/15/42		87	87
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class A4
5.24%	12/15/44	[2]	27,498	27,963
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LPD4, Class A4
4.92%	10/15/42	[2]	21,814	22,117
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class ASB
5.79%	06/15/49	[2]	34,348	35,985
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12, Class ASB
5.83%	02/15/51	[2]	16,058	16,746
LB-UBS Commercial Mortgage Trust, Series 2004-C1, Class B
4.81%	01/15/36	[2]	25,000	26,141
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A2
5.30%	11/15/38		28,158	28,570
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A1A
5.17%	12/12/49		22,196	23,499
Morgan Stanley Capital I Trust, Series 2007-IQ14, Class A2FX
5.61%	04/15/49		50,271	50,428
Wachovia Bank Commercial Mortgage Trust, Series 2005-C18, Class A4
4.94%	04/15/42		22,608	22,633
Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class A4
5.24%	10/15/44	[2]	32,244	32,857
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class APB
5.72%	06/15/49	[2]	23,222	23,306

				327,246

Non-Agency Mortgage-Backed — 12.03%
Argent Securities, Inc., Series 2005-W2, Class A2B1
0.37%	10/25/35	[2]	5,490	5,477

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Asset-Backed Securities Corp. Home Equity, Series 2005-HE6, Class M2
0.68%	07/25/35	[2]	$22,148	$22,017
Banc of America Alternative Loan Trust, Series 2003-4, Class 1A5
5.50%	06/25/33		37,764	39,068
Banc of America Alternative Loan Trust, Series 2003-9, Class 1CB5
5.50%	11/25/33		36,911	37,865
Banc of America Mortgage Securities, Inc., Series 2003-A, Class 2A2
3.03%	02/25/33	[2]	4,883	4,845
BCAP LLC Trust, Series 2011-RR3, Class 1A5
2.70%	05/27/37	[2,3]	32,912	32,788
Centex Home Equity Loan Trust, Series 2002-C, Class AF4 (STEP)
4.98%	06/25/31		28,642	28,828
Commercial Mortgage Trust, Series 2005-GG5, Class AAB
5.19%	04/10/37	[2]	3,403	3,417
Conseco Finance Securitizations Corp., Series 2000-E, Class M1
8.13%	08/15/31	[2]	1,934	1,941
Conseco Financial Corp., Series 1997-4, Class A5
6.88%	02/15/29		12,796	13,171
Countrywide Alternative Loan Trust, Series 2005-27, Class 3A2
1.21%	08/25/35	[2]	51,188	35,100
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-9,
Class 1A1
0.47%	05/25/35	[2]	39,520	34,138
Credit Suisse First Boston Mortgage Securities Corp., Series 1997-2, Class A
7.50%	06/25/20	[3]	3,018	3,036
Credit-Based Asset Servicing and Securitization LLC, Series 2003-CB1, Class AF (STEP)
3.95%	01/25/33		23,464	23,746
Credit-Based Asset Servicing and Securitization LLC, Series 2003-CB5, Class M1
1.18%	11/25/33	[2]	26,826	25,664
Downey Savings & Loan Association Mortgage Loan Trust, Series 2004-AR1, Class A2A
0.98%	09/19/44	[2]	34,545	32,333
Downey Savings & Loan Association Mortgage Loan Trust, Series 2004-AR3, Class 2A2A
0.53%	07/19/44	[2]	9,525	9,253

See accompanying notes to Schedule of Portfolio Investments.

N-Q Report December 2014 / 129

AlphaTrak 500 Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Downey Savings & Loan Association Mortgage Loan Trust, Series 2006-AR2, Class 2A1A
0.36%	10/19/36	[2]	$40,384	$32,987
Green Tree Home Improvement Loan Trust, Series 1995-F, Class B2
7.10%	01/15/21		9,081	9,087
GSAMP Trust, Series 2005-HE4, Class M1
0.62%	07/25/45	[2]	19,761	19,912
Harborview Mortgage Loan Trust, Series 2005-4, Class 2A
2.72%	07/19/35	[2]	31,420	28,012
Home Equity Loan Trust, Series 2006-1, Class A1
0.32%	01/20/36	[2]	36,643	36,514
Home Equity Loan Trust, Series 2007-3, Class APT
1.36%	11/20/36	[2]	20,039	20,066
IndyMac Index Mortgage Loan Trust, Series 2004-AR5, Class 2A1A
1.03%	08/25/34	[2]	18,198	16,239
IndyMac Index Mortgage Loan Trust, Series 2007-FLX1, Class A2
0.35%	02/25/37	[2]	32,776	31,047
JPMorgan Mortgage Acquisition Corp., Series 2005-OPT1, Class M1
0.62%	06/25/35	[2]	33,684	33,529
Lehman XS Trust, Series 2005-5N,
Class 3A1A
0.47%	11/25/35	[2]	40,196	35,842
MASTR Asset-Backed Securities Trust, Series 2005-HE1, Class M2
0.84%	05/25/35	[2]	13,020	13,047
Morgan Stanley Capital I Trust, Series 2005-NC2, Class M2
0.80%	03/25/35	[2]	31,024	30,810
Morgan Stanley Capital, Inc., Series 2005-HE6, Class A2C
0.49%	11/25/35	[2]	21,947	21,547
New Century Home Equity Loan Trust, Series 2005-3, Class M2
0.66%	07/25/35	[2]	40,000	38,440
Park Place Securities, Inc., Series 2004-MCW1, Class M1
1.11%	10/25/34	[2]	18,386	18,364
Park Place Securities, Inc., Series 2004-WWF1, Class M2
1.19%	12/25/34	[2]	32,262	32,108
Park Place Securities, Inc., Series 2005-WCH1, Class M2
0.69%	01/25/36	[2]	35,476	35,405

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Park Place Securities, Inc., Series 2005-WHQ1, Class M2
0.67%	03/25/35	[2]	$21,157	$21,125
Park Place Securities, Inc., Series 2005-WHQ2, Class A1B
0.44%	05/25/35	[2]	13,674	13,658
Residential Asset Mortgage Products, Inc., Series 2003-RZ3, Class A6 (STEP)
3.90%	03/25/33		15,931	16,041
Residential Asset Mortgage Products, Inc., Series 2004-SL1, Class A2
8.50%	11/25/31	†	7,996	3,198
Residential Funding Mortgage Securities Trust, Series 1999-HI1, Class A6 (STEP)
7.58%	09/25/29		5,427	5,417
Structured Asset Securities Corp., Series 2005-WF4, Class A4
0.53%	11/25/35	[2]	8,133	8,139
Terwin Mortgage Trust, Series 2004-13AL, Class 2PX (IO)
0.34%	08/25/34	[3,5]	6,422,411	92,781
WaMu Mortgage Pass-Through Certificates, Series 2002-AR6, Class A
1.51%	06/25/42	[2]	9,213	8,935
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Class 2A1
2.62%	10/25/36	[2]	33,745	31,083

				1,006,020

U.S. Agency Mortgage-Backed — 7.15%
Fannie Mae Pool (TBA)
4.50%	07/01/19		26,028	28,487
Fannie Mae Pool 646884
1.79%	05/01/32	[2]	53,776	55,303
Fannie Mae Pool 802665
2.11%	12/01/34	[2]	3,796	3,894
Fannie Mae Pool AL0851
6.00%	10/01/40		12,949	14,714
Fannie Mae REMICS, Series 2003-11,
Class FA
1.16%	09/25/32	[2]	19,974	20,559
Fannie Mae Whole Loan, Series 2003-W6, Class F
0.52%	09/25/42	[2]	80,699	80,336
Fannie Mae, Series 1997-91, Class SL (IO)
7.50%	11/25/23	[2]	105,795	19,684
Fannie Mae, Series 2004-33, Class MW
4.50%	01/25/30		10,045	10,113
Fannie Mae, Series 2008-47, Class PF
0.67%	06/25/38	[2]	14,972	15,069
Fannie Mae, Series 2010-109, Class PF
0.57%	10/25/40	[2]	19,924	20,077

See accompanying notes to Schedule of Portfolio Investments.

130 / N-Q Report December 2014

AlphaTrak 500 Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae, Series 2012-M2, Class A1
1.82%	02/25/22		$27,574	$27,560
Fannie Mae, Series G-36, Class ZB
7.00%	11/25/21		1,366	1,531
Freddie Mac REMICS, Series 2581, Class F
0.61%	12/15/32	[2]	2,813	2,814
Freddie Mac REMICS, Series 2591, Class EF
0.66%	03/15/32	[2]	26,893	26,987
Freddie Mac REMICS, Series 2684, Class F
1.06%	01/15/33	[2]	21,373	21,786
Freddie Mac REMICS, Series 2835, Class LE
0.51%	11/15/30	[2]	22,379	22,408
Freddie Mac REMICS, Series 3831, Class PV
5.00%	05/15/25		56,725	61,123
Freddie Mac Strips, Series 263, Class F5
0.66%	06/15/42	[2]	47,739	48,387
Freddie Mac, Series 3501, Class JA
4.00%	04/15/37		28,643	29,892
Freddie Mac, Series KF02, Class A3
0.80%	07/25/20		19,323	19,387
Freddie Mac, Series KF05, Class A
0.51%	09/25/21		34,996	35,040
Freddie Mac-Ginnie Mae, Series 2, Class L
8.00%	11/25/22		4,253	4,501
NCUA Guaranteed Notes, Series 2011-R5, Class 1A
0.54%	04/06/20	[2]	27,656	27,704

				597,356

Total Mortgage-Backed
(Cost $1,924,070)				1,930,622

U.S. AGENCY SECURITIES — 1.02%
Federal Farm Credit Bank
0.18%	09/14/16	[2]	25,000	25,006
0.20%	04/26/17	[2]	25,000	25,018
0.21%	04/17/17	[2]	35,000	35,034

Total U.S. Agency Securities
(Cost $84,994)				85,058

Total Bonds – 43.79%
(Cost $3,651,749)				3,661,665

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 53.75%
Money Market Funds — 2.01%
Dreyfus Cash Advantage Fund
0.01%[6]			$84,000	$ 84,000
Morgan Stanley Institutional Fund
0.04%[6]			84,000	84,000

				168,000

U.S. Agency Discount Notes — 36.60%
Fannie Mae
0.03%[7]	01/12/15		110,000	110,000
0.06%[7]	02/18/15		25,000	25,000
0.06%[7]	02/26/15		75,000	74,998
0.07%[7]	01/20/15		130,000	129,999
0.13%[7]	03/25/15		270,000	269,988
Federal Home Loan Bank
0.07%[7]	02/23/15		330,000	329,993
0.08%[7]	01/16/15		295,000	294,999
0.08%[7]	02/11/15		105,000	104,998
0.08%[7]	02/20/15		150,000	149,997
Freddie Mac
0.04%[7]	01/29/15		70,000	69,999
0.05%[7]	02/11/15		150,000	149,997
0.06%[7]	01/22/15		40,000	40,000
0.06%[7]	03/03/15		135,000	134,996
0.06%[7]	03/26/15		75,000	74,996
0.07%[7]	01/14/15		45,000	45,000
0.07%[7]	02/04/15		330,000	329,995
0.07%[7]	02/09/15		130,000	129,998
0.08%[7]	03/09/15		100,000	99,996
0.09%[7]	01/13/15		105,000	105,000
0.09%[7]	01/16/15		300,000	299,999
0.09%[7]	01/20/15		90,000	90,000

				3,059,948

U.S. Treasury Bills — 15.14%
U.S. Treasury Bills
0.02%[7]	01/29/15	[8]	970,000	969,985
0.02%[7]	01/02/15		95,000	95,000
0.02%[7]	01/15/15	[8]	104,000	103,999
0.04%[7]	03/05/15	[8]	8,000	8,000
0.04%[7]	03/19/15	[8]	89,000	88,997

				1,265,981

Total Short-Term Investments
(Cost $4,493,711)				4,493,929

See accompanying notes to Schedule of Portfolio Investments.

N-Q Report December 2014 / 131

AlphaTrak 500 Fund

Schedule of Portfolio Investments

December 31, 2014 (Unaudited)

Value
Total Investments – 97.54%
(Cost $8,145,460)[1]	$8,155,594

Cash and Other Assets, Less
Liabilities – 2.46%	205,826

Net Assets – 100.00%	$8,361,420

Contracts		Unrealized Appreciation
FUTURES CONTRACTS: LONG POSITIONS
44	S&P 500 E Mini Index,
	Expiration March 2015	$11,103

	Net unrealized appreciation	$11,103

Expiration Date	Notional Amount (000’s)	(Depreciation)	Value
SWAPS: TOTAL RETURN
The Fund pays a floating rate based on 1-month USD LIBOR plus 48 basis points and the Fund receives from the counterparty the price return on the Standard & Poor’s 500 Total Return Index. Counterparty: Barclays, Inc.
01/06/15	$2	$(9,531)	$(9,531)

	$2	$(9,531)	$(9,531)

Notes:

[1]	Cost for federal income tax purposes is $8,146,216 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$73,728
Gross unrealized (depreciation)	(64,350)

Net unrealized appreciation	$9,378

[2]	Floating rate security. The rate disclosed was in effect at December 31, 2014.
[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[5]	Illiquid security as determined under procedures approved by the Funds’ Board of Trustees. The aggregate value of illiquid securities is $137,581, which is 1.65% of total net assets.
[6]	Represents the current yield as of December 31, 2014.
[7]	Represents annualized yield at date of purchase.
[8]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $208,995.
†

Fair valued security. The aggregate value of fair valued securities is $3,198, which is 0.04% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(STEP): Step coupon bond

(TBA): To be announced

(USD): U.S. dollar

(YCD): Yankee Certificate of Deposit

See accompanying notes to Schedule of Portfolio Investments.

132 / N-Q Report December 2014

Notes to Financial Statements

December 31, 2014 (Unaudited)

1.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds:

Net Asset Value:

The Net Asset Value of each Fund’s shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of the Class/Fund on each business day as of 4 p.m. ET.

Security Valuation:

Fixed-income securities for which market quotations are readily available are valued at prices as provided by independent pricing vendors or broker quotes. The Funds receive pricing information from independent pricing vendors approved by the Board of Trustees (the “Board”). Securities with a demand feature exercisable within one to seven days are valued at par. The Funds also use a benchmark pricing system to the extent vendors’ prices for their securities are either inaccurate (such as when the reported prices are different from recent known market transactions) or are not available from another pricing source. For a security priced using this system, the Adviser initially selects a proxy composed of a relevant security (i.e., U.S. Treasury Note) or benchmark (e.g., LIBOR) and a multiplier, divisor or margin that the Adviser believes would together best reflect changes in the market value of the security. The value of the security changes daily based on changes to the market price of the assigned benchmark. The benchmark pricing system is continuously reviewed by the Adviser and implemented according to the pricing policy reviewed by the Board. S&P 500 Index futures contracts are valued at the first sale price after 4 p.m. ET on the Chicago Mercantile Exchange. All other futures contracts are valued at the official settlement price of the exchange where it is traded. Equity securities, including depository receipts, are valued at the last reported sale price or the market’s closing price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the average of the bid and asked prices. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Securities and other assets that cannot be valued as described above will be valued at their fair value as determined by the Adviser under guidelines established by and under the general supervision and responsibility of the Board.

Investments in registered open-ended investment companies, including those classified as money market funds, are valued based upon the reported net asset value of such investments.

Fair value methods used by the Board include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the investments are purchased and sold. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Pricing Committee of the Board, generally based upon recommendation provided by MetropolitanWest (“MetWest”). When the Funds use these fair valuation methods applied by MetWest that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflect fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Funds could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold.

Foreign Currency Translation:

The books and records of each Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the statements of operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are reclassified to ordinary income for federal income tax purposes.

N-Q Report December 2014 / 133

Notes to Financial Statements (Continued)

Foreign Taxes:

The Funds may be subject to withholding taxes on income and capital gains imposed by certain countries in which they invest. The withholding tax on income is netted against the income accrued or received. Any reclaimable taxes are recorded as income. The withholding tax on realized or unrealized gain is recorded as a liability.

Securities and Derivatives Transactions and Investment Income:

Securities transactions are accounted for no later than the first net asset value calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio securities transactions are reported on trade date. Cost is determined and gains and losses are based on the first-in, first-out method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Discounts, including original issue discount, and premiums on securities are amortized using the interest method.

Distributions to Shareholders:

Distributions to shareholders are recorded on the ex-dividend date. The Funds (except the AlphaTrak 500 Fund) expect to declare distributions daily and pay them monthly to shareholders.TheAlphaTrak 500 Fund expects to declare and pay distributions to shareholders quarterly. Distributions of net capital gains, if any, will be made at least annually. The Board may determine to declare and make distributions more or less frequently.

Federal Income Taxation:

It is each Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders.Therefore, no federal income tax provision is required.

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds are subject to examination by U.S. federal and state tax authorities for returns files for the prior three and four fiscal years, respectively.

As of and during the period ended December 31, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties.

Recent Accounting Pronouncements:

In June 2014, the FASB issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings.The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

Cash and cash equivalents:

The Trust has defined cash and cash equivalents as cash which can be in interest-bearing accounts. The Funds also maintain cash in bank account deposits that, at times, may exceed federally insured limits. The Funds have not experienced any losses in any such accounts.

Use of estimates:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

134 / N-Q Report December 2014

Notes to Financial Statements (Continued)

Fair Value Measurements:

Various inputs are used in determining the fair value of investments, which are as follows:

* Level 1 -	unadjusted quoted prices in active markets for identical securities

* Level 2 -	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

* Level 3 -	significant unobservable inputs that are not corroborated by observable market data

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Money market funds. Money market funds are open-ended mutual funds that invest in short-term debt securities To the extent that these funds are valued based upon the reported net asset value, they are categorized in Level 1 of the fair value hierarchy.

Short-term investments. Short-term investments are valued using market price quotations. These investments are categorized as Level 2 of the fair value hierarchy.

Equity securities. Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Asset-backed securities and mortgage-backed securities. The fair value of asset-backed securities and mortgage-backed securities is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, otherwise they would be categorized as Level 3.

Bank loans. The fair value of bank loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Bank Loans are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable which would then be in Level 3.

Municipal bonds. Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

U.S. and Foreign government and agency securities. U.S. and Foreign government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Some government securities are actively traded and transparent in the market place. As such, they can be level 1. Other government and agencies securities are quoted based in similar securities and yields and therefore, would be in level 2.

N-Q Report December 2014 / 135

Notes to Financial Statements (Continued)

Restricted securities. Restricted securities that are deemed to be both Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable. Any other restricted securities are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3.

Foreign currency contracts. The fair value of foreign currency contracts are derived from indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as indices and exchange rates. Foreign currency contracts are categorized as Level 2 of the fair value hierarchy.

Futures contracts. Futures contracts and options on futures contracts are traded on commodity exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to futures contracts, they are categorized as Level 1. To the extent that valuation adjustments are observable and timely, the fair values of futures contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Options and Swaptions contracts. Exchange listed options contracts are traded on securities exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied or mean variation to exchange listed options contracts, they are categorized as Level 1. If valuation adjustments are applied and such adjustments are observable and timely, the fair values of exchange listed options contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3. Options and swaptions contracts traded over the counter (“OTC”) are fair valued based on pricing models and incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable and timely, the fair values of OTC options and swaptions contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Interest rate swaps. Interest rate swaps are fair valued using pricing models that are based on real-time intraday snap shots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps are monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable and timely, the fair values of interest rate swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Credit default swaps. Credit default swaps are fair valued using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Total return swaps. Total return swaps are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of total return swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

As of December 31, 2014, Level 3 securities consist of certain asset-backed securities, bank loans, collateralized mortgage obligations, common stocks, corporate bonds and warrants.

136 / N-Q Report December 2014

Notes to Financial Statements (Continued)

The summary of inputs used to value each Fund’s investments and other financial instruments carried at fair value December 31, 2014 is as follows:

ULTRA SHORT BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments:
Money Market Funds	$3,548,000	$–	$–	$3,548,000
U.S. Agency Discount Notes	–	3,674,841	–	3,674,841
Long-Term Investments:
Asset-Backed Securities	–	6,747,682	–	6,747,682
Corporates	–	30,657,934	–	30,657,934
Mortgage-Backed	–	114,819,909	64,517	114,884,426
Municipal Bonds	–	1,290,670	–	1,290,670
U.S. Agency Securities	–	5,208,763	–	5,208,763
U.S. Treasury Securities	2,201,774	–	–	2,201,774

Total	$5,749,774	$162,399,799	$64,517	$168,214,090

LOW DURATION BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments:
Commercial Paper	$–	$29,997,414	$–	$29,997,414
Money Market Funds	78,668,000	–	–	78,668,000
U.S. Agency Discount Notes	–	525,639,033	–	525,639,033
U.S. Treasury Bills	221,999	–	–	221,999
Long-Term Investments:
Asset-Backed Securities	–	551,239,289	–	551,239,289
Bank Loans	–	27,316,967	–	27,316,967
Corporates	–	742,265,479	893,200	743,158,679
Mortgage-Backed	–	1,682,709,007	4,501,867	1,687,210,874
Municipal Bonds	–	33,608,125	–	33,608,125
Purchased Swaptions	–	308,568	–	308,568
U.S. Agency Securities	–	144,973,208	–	144,973,208
U.S. Treasury Securities	58,322,507		–	58,322,507
Other Financial Instruments *
Assets:
Interest rate contracts	115,590	–	–	115,590
Liabilities:
Interest rate contracts	(196,361)	(182,196)	–	(378,557)

Total	$137,131,735	$3,737,874,894	$5,395,067	$3,880,401,696

*Other financial instruments include futures, written swaptions and swaptions. Interest rate contracts include futures, written swaptions and swaptions.

N-Q Report December 2014 / 137

Notes to Financial Statements (Continued)

INTERMEDIATE BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments:
Commercial Paper	$–	$8,999,804	$–	$8,999,804
Money Market Funds	21,620,000	–	–	21,620,000
U.S. Agency Discount Notes	–	46,023,901	–	46,023,901
U.S. Treasury Bills	43,000	–	–	43,000
Long-Term Investments:
Asset-Backed Securities	–	92,267,258	–	92,267,258
Bank Loans	–	272,635	–	272,635
Corporates	–	167,947,954	–	167,947,954
Mortgage-Backed	–	296,390,271	505	296,390,776
Municipal Bonds	–	7,940,759	–	7,940,759
U.S. Agency Securities	–	9,344,014	–	9,344,014
U.S. Treasury Securities	455,100,617	–	–	455,100,617
Other Financial Instruments *
Assets:
Interest rate contracts	21,673	–	–	21,673
Liabilities:
Interest rate contracts	(36,818)	(64,612)	–	(101,430)

Total	$476,748,472	$629,121,984	$505	$1,105,870,961

*Other financial instruments include futures, swap contracts and swaptions. Interest rate contracts include futures, interest rate swaps and swaptions.

138 / N-Q Report December 2014

Notes to Financial Statements (Continued)

TOTAL RETURN BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments:
Commercial Paper	$–	$655,401,181	$–	$655,401,181
Money Market Funds	1,064,190,094	–	–	1,064,190,094
Repurchase Agreements	–	200,000,000	–	200,000,000
U.S. Agency Discount Notes	–	5,515,649,962	–	5,515,649,962
U.S. Treasury Bills	8,991,927	–	–	8,991,927
Long-Term Investments:
Asset-Backed Securities	–	4,058,010,550	63,284,888	4,121,295,438
Bank Loans	–	96,892,388	–	96,892,388
Call Options Purchased	4,915,625	–	–	4,915,625
Common Stock	4,022,523	–	–	4,022,523
Corporates	–	7,942,717,644	1,876,000	7,944,593,644
Mortgage-Backed	–	19,853,088,552	31,542,671	19,884,631,223
Municipal Bonds	–	573,097,804	–	573,097,804
Purchased Swaptions	–	14,798,289	–	14,798,289
Put Options Purchased	18,088,750	–	–	18,088,750
U.S. Agency Securities	–	737,259,257	–	737,259,257
U.S. Treasury Securities	16,509,838,686	–	–	16,509,838,686
Other Financial Instruments *
Assets:
Interest rate contracts	19,322,524	19,489,195	–	38,811,719
Liabilities:
Credit contracts	–	(377,024)	–	(377,024)
Interest rate contracts	(42,374,542)	(56,756,911)	–	(99,131,453)

Total	$17,586,995,587	$39,609,270,887	$96,703,559	$57,292,970,033

*Other financial instruments include futures, swap contracts, written call and put options, written swaptions and swaptions. Credit contracts include credit default swaps. Interest rate contracts include futures, interest rate swaps, written call and put options, written swaptions and swaptions.

HIGH YIELD BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Investments in Securities
Assets
Short-Term Investments:
Money Market Funds	$32,612,000	$–	$–		$32,612,000
U.S. Agency Discount Notes	–	11,999,916	–		11,999,916
Long-Term Investments:
Asset-Backed Securities	–	18,162,969	–		18,162,969
Bank Loans	–	140,963,023	–	*	140,963,023
Common Stock	1,419,459	–	24,639,572		26,059,031
Corporates	–	1,362,394,772	–		1,362,394,772
Mortgage-Backed	–	400,493	1		400,494
Warrant	–	–	–	**	–
Other Financial Instruments ***
Assets:
Credit contracts	–	1,076,565	—		1,076,565

Total	$34,031,459	$1,534,997,738	$24,639,573		$1,593,668,770

*As of December 31, 2014, Boston Generating LLC, Term Loan 1st Lien had a $0 market value.

**As of December 31, 2014, PR Wireless, Inc., Open Mobile Warrant, Term Loan B, 1st Lien had a $0 market value.

***Other financial instruments include swap contracts. Credit contracts include credit default swaps.

N-Q Report December 2014 / 139

Notes to Financial Statements (Continued)

UNCONSTRAINED BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments:
Commercial Paper	$–	$10,999,761	$–	$10,999,761
Money Market Funds	30,010,000	–	–	30,010,000
U.S. Agency Discount Notes	–	142,076,567	–	142,076,567
U.S. Treasury Bills	39,797,620	–	–	39,797,620
Long-Term Investments:
Asset-Backed Securities	–	261,355,565	–	261,355,565
Bank Loans	–	10,129,893	–	10,129,893
Corporates	–	289,635,810	–	289,635,810
Foreign Government Obligations	–	4,742,625	–	4,742,625
Mortgage-Backed	–	663,363,492	56,262	663,419,754
Municipal Bonds	–	16,396,271	–	16,396,271
U.S. Agency Securities	–	27,810,841	–	27,810,841
U.S. Treasury Securities	497,563	–	–	497,563
Other Financial Instruments *
Liabilities:
Credit contracts	(323,698)	–	–	(323,698)

Total	$69,981,485	$1,426,510,825	$56,262	$1,496,548,572

*Other financial instruments include futures. Interest rate contracts include futures.

FLOATING RATE INCOME FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments:
Commercial Paper	$–	$1,324,629	$–	$1,324,629
Money Market Funds	2,886,000	–	–	2,886,000
U.S. Agency Discount Notes	–	18,619,080	–	18,619,080
Long-Term Investments:
Bank Loans	–	102,854,013	–	102,854,013
Corporates	–	15,219,379	–	15,219,379
U.S. Agency Securities	–	1,921,222	–	1,921,222

Total	$2,886,000	$139,938,323	$–	$142,824,323

140 / N-Q Report December 2014

Notes to Financial Statements (Continued)

STRATEGIC INCOME FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments:
Commercial Paper	$–	$1,079,698	$–	$1,079,698
Money Market Funds	3,224,000	–	–	3,224,000
U.S. Treasury Bills	17,000	–	–	17,000
Long-Term Investments:
Asset-Backed Securities	–	36,422,861	1,142,373	37,565,234
Bank Loans	–	956,182	– *	956,182
Common Stock	26,738	–	536,418	563,156
Corporates	–	19,243,059	–	19,243,059
Mortgage-Backed	–	98,167,382	370,347	98,537,729
U.S. Agency Securities	–	1,120,820	–	1,120,820
U.S. Treasury Securities	383,989	–	–	383,989
Other Financial Instruments **
Liabilities:
Interest rate contracts	(5,262)	–	–	(5,262)

Total	$3,646,465	$156,990,002	$2,049,138	$162,685,605

*As of December 31, 2014, Boston Generating LLC, Term Loan 1st Lien had a $0 market value.

**Other financial instruments include futures. Interest rate contracts include futures.

ALPHATRAK 500 FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments:
Money Market Funds	$168,000	$–	$–	$168,000
U.S. Agency Discount Notes	–	3,059,948	–	3,059,948
U.S. Treasury Bills	1,265,981	–	–	1,265,981
Long-Term Investments:
Asset-Backed Securities	–	925,595	–	925,595
Corporates	–	675,590	44,800	720,390
Mortgage-Backed	–	1,837,841	92,781	1,930,622
U.S. Agency Securities	–	85,058	–	85,058
Other Financial Instruments *
Assets:
Equity contracts	11,103	–	–	11,103
Liabilities:
Equity contracts	(9,531)	–	–	(9,531)

Total	$1,435,553	$6,584,032	$137,581	$8,157,166

*Other financial instruments include total return swap contracts and futures. Equity contracts include total return swaps and futures.

Certain of the Funds’ investments are categorized as Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information without adjustment for which such inputs are unobservable. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

There were no financial assets and/or liabilities transferred between levels 1 and 2 for the period ended December 31, 2014.

N-Q Report December 2014 / 141

Notes to Financial Statements (Continued)

For the period ended December 31, 2014, a reconciliation of level 3 investments is presented when the Fund had a significant amount of 1evel 3 investments at the beginning and/or end of the period in relation to net assets. The following tables are a reconciliation of level 3 investments for which significant unobservable inputs were used in determining fair value:

ULTRA SHORT BOND FUND	MORTGAGE-BACKED SECURITIES
Balance as of April 1, 2014	$75,655
Realized (loss)	(8,401)
Change in unrealized (depreciation)*	(4,011)
Purchases	–
Sales	–
Transfers into Level 3**	1,274
Transfers out of Level 3**	–

Balance as of December 31, 2014	$64,517

* The change in unrealized appreciation/(depreciation) on securities still held at December 31, 2014 was $(2,909) and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

** Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2014, the Fund used unobservable inputs in determining the value of certain investments. As of December 31, 2014, the Fund used significant observable inputs in determining the value of the same investments. As a result, investments with an end of period value of $1,274 transferred from level 2 to level 3 in the disclosure hierarchy.

LOW DURATION BOND FUND	CORPORATES	MORTGAGE-BACKED SECURITIES
Balance as of April 1, 2014	$877,250	$5,060,781
Accrued discounts/premiums	69	–
Realized (loss)	–	(170,939)
Change in unrealized appreciation/ (depreciation)*	15,881	(387,975)
Purchases	–	–
Sales	–	–
Transfers into Level 3**	–	–
Transfers out of Level 3**	–	–

Balance as of December 31, 2014	$893,200	$4,501,867

* The change in unrealized appreciation/(depreciation) on securities still held at December 31, 2014 was $(372,094) and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

** There were no transfers between level 2 and 3 for the period ended December 31, 2014.

142 / N-Q Report December 2014

Notes to Financial Statements (Continued)

INTERMEDIATE BOND FUND	MORTGAGE-BACKED SECURITIES
Balance as of April 1, 2014	$ –
Change in unrealized (depreciation)*	(2,918)
Purchases	–
Sales	–
Transfers into Level 3**	3,423
Transfers out of Level 3**	–

Balance as of December 31, 2014	$ 505

* The change in unrealized appreciation/(depreciation) on securities still held at December 31, 2014 was $0 and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

** Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2014, the Fund used unobservable inputs in determining the value of certain investments. As of December 31, 2014, the Fund used significant observable inputs in determining the value of the same investments. As a result, investments with an end of period value of $ 3,423 transferred from level 2 to level 3 in the disclosure hierarchy.

TOTAL RETURN BOND FUND	ASSET-BACKED SECURITIES	CORPORATES	MORTGAGE-BACKED SECURITIES
Balance as of April 1, 2014	$66,695,628	$1,842,500	$34,813,444
Accrued discounts/premiums	–	5,178	–
Realized (loss)	(3,654,243)	–	(4,471,147)
Change in unrealized appreciation*	243,503	28,322	1,200,374
Purchases	–	–	–
Sales	–	–	–
Transfers into Level 3**	–	–	–
Transfers out of Level 3**	–	–	–

Balance as of December 31, 2014	$63,284,888	$1,876,000	$31,542,671

* The change in unrealized appreciation/(depreciation) on securities still held at December 31, 2014 was $1,228,119 and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

** There were no transfers between level 2 and 3 for the period ended December 31, 2014.

N-Q Report December 2014 / 143

Notes to Financial Statements (Continued)

HIGH YIELD BOND FUND	BANK LOANS	COMMON STOCK	MORTGAGE-BACKED SECURITIES	WARRANT
Balance as of April 1, 2014	$4,975,000 ***	$–	$1	$–
Accrued discounts/premiums	16,880	–	–	–
Realized gain	9,662	–	–	–
Change in unrealized (depreciation)*	(74,544)	(21,240,517)	–	–
Purchases	–	–	–	–
Sales	(316,817)	–	–	–
Transfers into Level 3**	–	45,880,089	–	–
Transfers out of Level 3**	(4,610,179)	–	–	–

Balance as of December 31, 2014	$– ***	$24,639,572	$1	–	****

* The change in unrealized appreciation/(depreciation) on securities still held at December 31, 2014 was $0 and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

** Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2014, the Fund used unobservable inputs in determining the value of certain investments. As of December 31, 2014, the Fund used significant observable inputs in determining the value of the same investments. As a result, investments with an end of period value of $45,880,089 transferred from level 2 to level 3 in the disclosure hierarchy.

*** As of December 31, 2014 and March 31, 2014, Boston Generating LLC, Term Loan 1st Lien had a $0 market value.

**** As of December 31, 2014, PR Wireless, Inc., Open Mobile Warrant, Term Loan B, 1st Lien had a $0 market value.

UNCONSTRAINED BOND FUND	MORTGAGE-BACKED SECURITIES
Balance as of April 1, 2014	$65,416
Realized (loss)	(11,151)
Change in unrealized appreciation*	1,997
Purchases	–
Sales	–
Transfers into Level 3**	–
Transfers out of Level 3**	–

Balance as of December 31, 2014	$56,262

* The change in unrealized appreciation/(depreciation) on securities still held at December 31, 2014 was $1,997 and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

** There were no transfers between level 2 and 3 for the period ended December 31, 2014.

144 / N-Q Report December 2014

Notes to Financial Statements (Continued)

FLOATING RATE INCOME FUND	BANK LOANS
Balance as of April 1, 2014	$995,000
Accrued discounts/premiums	3,377
Realized gain	1,932
Change in unrealized (depreciation)*	(14,910)
Purchases	–
Sales	(63,363)
Transfers into Level 3**	–
Transfers out of Level 3**	(922,036)

Balance as of December 31, 2014	$ –

* The change in unrealized appreciation/(depreciation) on securities still held at December 31, 2014 was $0 and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

** Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2014, the Fund used unobservable inputs in determining the value of certain investments. As of December 31, 2014, the Fund used significant observable inputs in determining the value of the same investments. As a result, investments with an end of period value of $(922,036) transferred from level 2 to level 3 in the disclosure hierarchy.

STRATEGIC INCOME FUND	ASSET-BACKED SECURITIES	BANK LOANS		COMMON STOCK	MORTGAGE-BACKED SECURITIES
Balance as of April 1, 2014	$1,910,625	$–	***	$–	$400
Realized (loss)	(299,937)	–		–	(6,773)
Change in unrealized (depreciation)*	(319,716)	–		(665,006)	(84,519)
Purchases	–	–		–	460,639
Sales	(612,841)	–		–	–
Transfers into Level 3**	464,242	–		1,201,424	600
Transfers out of Level 3**	–	–		–	–

Balance as of December 31, 2014	$1,142,373	$–	***	$536,418	$370,347

* The change in unrealized appreciation/(depreciation) on securities still held at December 31, 2014 was $(9) and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

** Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2014, the Fund used unobservable inputs in determining the value of certain investments. As of December 31, 2014, the Fund used significant observable inputs in determining the value of the same investments. As a result, investments with an end of period value of $1,666,266 transferred from level 2 to level 3 in the disclosure hierarchy.

*** As of December 31, 2014 and March 31, 2014, Boston Generating LLC, Term Loan 1st Lien had a $0 market value.

N-Q Report December 2014 / 145

Notes to Financial Statements (Continued)

ALPHATRAK 500 FUND	CORPORATES	MORTGAGE-BACKED SECURITIES
Balance as of April 1, 2014	$44,000	$109,090
Realized (loss)	–	(12,217)
Change in unrealized appreciation/(depreciation)*	800	(4,092)
Purchases	–	–
Sales	–	–
Transfers into Level 3**	–	–
Transfers out of Level 3**	–	–

Balance as of December 31, 2014	$44,800	$ 92,781

* The change in unrealized appreciation/(depreciation) on securities still held at December 31, 2014 was $(3,292) and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

** There were no transfers between level 2 and 3 for the period ended December 31, 2014.

Significant unobservable valuations inputs for Level 3 investments as of December 31, 2014, are as follows:

ULTRA SHORT BOND FUND	FAIR VALUE AT 12/31/14	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Mortgage-Backed Securities-Non-Agency	$64,517	Methods of Comparables/Consensus Pricing	Offered Quote	1.44	1.44

LOW DURATION BOND FUND	FAIR VALUE AT 12/31/14	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Corporate Securities	$893,200	Methods of Comparables/Consensus Pricing	Offered Quote	56.00	56.00
Mortgage-Backed Securities-Non-Agency	$4,501,867	Methods of Comparables/Consensus Pricing	Offered Quote	0.03 - 8.00	2.18

INTERMEDIATE BOND FUND	FAIR VALUE AT 3/31/14	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Mortgage-Backed Securities-Non-Agency	$505	Methods of Comparables/Consensus Pricing	Offered Quote	13.80	13.80

TOTAL RETURN BOND FUND	FAIR VALUE AT 12/31/14	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Asset-Backed Securities	$63,284,888	Methods of Comparables/Consensus Pricing	Offered Quote	100.00	100.00
Corporate Securities	$1,876,000	Methods of Comparables/Consensus Pricing	Offered Quote	0.00 - 56.00	56.00
Mortgage-Backed Securities-Non-Agency	$31,542,671	Methods of Comparables/Consensus Pricing	Offered Quote	0.03 - 8.00	2.23

146 / N-Q Report December 2014

Notes to Financial Statements (Continued)

HIGH YIELD BOND FUND	FAIR VALUE AT 12/31/14	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Common Stock	$24,639,572	Methods of Comparables/Consensus Pricing	Offered Quote	0.01 - 56.33	125.90
Mortgage-Backed Securities-Non-Agency	$1	Methods of Comparables/Consensus Pricing	Offered Quote	0.03	0.03

UNCONSTRAINED BOND FUND	FAIR VALUE AT 12/31/14	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Mortgage-Backed Securities-Non-Agency	$56,262	Methods of Comparables/Consensus Pricing	Offered Quote	0.76 - 8.78	1.95

STRATEGIC INCOME FUND	FAIR VALUE AT 12/31/14	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Asset-Backed Securities	$1,142,373	Methods of Comparables/Consensus Pricing	Offered Quote	100.00	449.94
Common Stock	$536,418	Methods of Comparables/Consensus Pricing	Offered Quote	56.33	47.50
Mortgage-Backed Securities-Commercial Mortgage Backed	$369,867	Methods of Comparables/Consensus Pricing	Offered Quote	2.26	2.26
Mortgage-Backed Securities-Non-Agency	$481	Methods of Comparables/Consensus Pricing	Offered Quote	0.03 - 8.00	8.97

ALPHATRAK 500 FUND	FAIR VALUE AT 12/31/14	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Corporate Securities	$44,800	Methods of Comparables/Consensus Pricing	Offered Quote	56.00	56.00
Mortgage-Backed Securities-Non Agency	$92,781	Methods of Comparables/Consensus Pricing	Offered Quote	1.44	1.44

* The Methods of Comparables/Consensus Pricing valuation technique for Level 3 securities involves gathering observable and unobservable data related to securities that exhibit characteristics that are comparable to that of the Level 3 security, and using such information as an input into the valuation of the Level 3 security. Such observable and unobservable data may include offered quotes (prices offered to the Fund by potential buyers in the market), broker quotes, and vendor prices for the comparable securities.

Level 3 Valuation Process:

Investments classified within Level 3 of the fair value hierarchy may be fair valued by the Advisor with consent by the Advisor’s Pricing Working Group in accordance with procedures approved by the Board of Trustees, and under the general oversight of the Board of Trustees. The Advisor’s Pricing Working Group employs various methods to determine fair valuations including a regular review of key inputs and assumptions and review of any related market activity. The Advisor’s Pricing Working Group reports to the Board of Trustees at their regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment. The Advisor, as part of the daily process, conducts back-testing of prices based on daily trade activities.

The Advisor’s Pricing Working Group consists of the Advisor’s General Counsel, Chief Compliance Officer, Internal Regulatory Legal Counsel, members of the Advisor’s Mutual Fund Administration Department, and a representative from the portfolio management team. The Advisor’s Pricing Working Group reviews and makes recommendations concerning the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

N-Q Report December 2014 / 147

Notes to Financial Statements (Continued)

Derivative Instruments Categorized by Risk Exposure:

The following is a summary of the location of derivative instruments on the Funds’ statements of assets and liabilities as of December 31, 2014:

LOCATION ON THE STATEMENTS OF ASSETS AND LIABILITIES
DERIVATIVE TYPE	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Interest rate contracts	Unrealized appreciation on swap contracts	Unrealized depreciation on swap contracts
	Premiums paid for swap contracts	Premiums received on swap contracts
	Receivable for daily variation margin	Payable for daily variation margin Options written

Credit contracts	Unrealized appreciation on swap contracts	Unrealized depreciation on swap contracts
	Premiums paid for swap contracts	Premiums received for swap contracts

Equity contracts	Unrealized appreciation on swap contracts	Unrealized depreciation on swap contracts
	Premiums paid for swap contracts	Premiums received for swap contracts
	Receivable for daily variation margin	Payable for daily variation margin Options written

Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts Options written

The following is a summary of the Funds’ derivative instrument holdings categorized by primary risk exposure as of December 31, 2014:

		ASSET DERIVATIVE INVESTMENTS
	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND
Interest contracts:
Futures[1]	$–	$115,590	$21,673	$19,322,524
Swaps	–	–	–	19,489,195

Total	$–	$115,590	$21,673	$38,811,719

		ASSET DERIVATIVE INVESTMENTS
	HIGH YIELD BOND FUND	UNCONSTRAINED BOND FUND	FLOATING RATE INCOME FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
Credit contracts:
Swaps	$1,076,565	$–	$–	$–	$–
Equity contracts:
Futures[1]	–	–	–	–	11,103

Total	$1,076,565	$–	$–	$–	$11,103

1 Includes cumulative appreciation/(depreciation) of financial futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s margin variation is reported within the statements of assets and liabilities.

148 / N-Q Report December 2014

Notes to Financial Statements (Continued)

		LIABILITY DERIVATIVE INVESTMENTS
	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND
Credit contracts:
Swaps	$–	$–	$–	$ (377,024)
Interest contracts:
Futures[1]	–	(196,361)	(36,818)	(22,520,792)
Options written	–	–	–	(19,853,750)
Swaps	–	–	(64,017)	(52,831,955)
Swaptions	–	(182,196)	(595)	(3,924,956)

Total	$–	$(378,557)	$(101,430)	$(99,508,477)

		LIABILITY DERIVATIVE INVESTMENTS
	HIGH YIELD BOND FUND	UNCONSTRAINED BOND FUND	FLOATING RATE INCOME FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
Equity contracts:
Swaps	$–	$ –	$–	$ –	$(9,531)
Interest contracts:
Futures[1]	–	(323,698)	–	(5,262)	–

Total	$–	$(323,698)	$–	$(5,262)	$(9,531)

1 Includes cumulative appreciation/(depreciation) of financial futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s margin variation is reported within the statements of assets and liabilities.

2.	PORTFOLIO INVESTMENTS

The Funds may invest in mortgage pass-through securities which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.

The Funds may invest in securities issued by Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). These are fixed-income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Funds. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States and are supported by the right to the issuer to borrow from the Treasury.

On September 7, 2008, the Federal Housing Finance Agency was appointed as conservator of FNMA and FHLMC. In addition, the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

The Funds may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Government National Mortgage Association (“GNMA”), FHLMC, or FNMA. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

N-Q Report December 2014 / 149

Notes to Financial Statements (Continued)

The Funds may enter into to be announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Funds’ other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described in Note 2 under “Security Valuation”.

The Funds may invest in Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other Collateralized Debt Obligations (“CDOs”), which are debt instruments backed solely by a pool of other debt securities. The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the CBO, CLO or other CDO in which a Fund invests. Some CBOs, CLOs and other CDOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CBOs, CLOs and other CDOs are privately offered and sold (that is, not registered under the securities laws) and may be characterized by the Funds as illiquid securities, but an active dealer market may exist for CBOs, CLOs and other CDOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities, CBOs, CLOs and other CDOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Funds may invest in CBOs, CLOs and other CDOs that are subordinate to other classes, volatility in value, and the complex structure of the security may not be fully understood at the time of investment and produce disputes with the issuer or unexpected investment results.

The Funds may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). During the period ended December 31, 2014, certain interest only securities were held as part of the overall mortgage portfolio holdings. The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Such securities will be considered liquid only if so determined in accordance with guidelines established by the Board. The Funds also may invest in stripped mortgage-backed securities that are privately issued. These securities will be considered illiquid for purposes of each Fund’s limit on illiquid securities.

The Funds may purchase participations in commercial loans, or may purchase assignments of such loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service. Participations and assignments also involve special types of risk, including interest rate risk, liquidity risk, and the risk of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

The Funds may also sell a debt or equity security short that is, without owning it and borrow the same security from a broker or other institution to complete the sale. The Adviser may use short sales when it believes a security is overvalued or as a partial hedge against a position in a related security of the same issuer held by a Fund. The Ultra Short Bond Fund, Low Duration Bond Fund, Intermediate Bond Fund, and Total Return Bond Fund will not make total short sales exceeding 25% of the value of each respective Fund’s assets. The High Yield Bond Fund and Strategic Income Fund will not make total short sales exceeding 33 1/3% of each respective Fund’s assets. If the value of the security sold short increases, a Fund would lose money because it would need to replace the borrowed security by purchasing it at a higher price. The potential loss is unlimited. (If the short sale was intended as a hedge against another investment, the loss on the short sale may be fully or partially offset by gains in that other investment.) At December 31, 2014, the Funds did not hold any short debt or equity.

A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur. This means that the Funds might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Funds. The Funds also may make short sales “against-the-box”, in which the Funds sell short securities they own. The Funds will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box, which result in a “constructive sale”, requiring the Fund to recognize any taxable gain from the transaction.

The Funds may invest in payment-in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including

150 / N-Q Report December 2014

Notes to Financial Statements (Continued)

maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

For the period ended December 31, 2014, the Funds’ did not receive in-kind payments with respect to PIK securities.

The Funds may invest in repurchase agreements. In a repurchase agreement, the Funds purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults and the fair value of the collateral declines, the Funds could experience losses, delays and costs in liquidating the collateral.

Master Repurchase Agreements (MRA) permit each Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from each Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, each Fund receives securities as collateral with a market value in excess of the repurchase price to be received by each Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, each Fund recognizes a liability with respect to such excess collateral to reflect each Fund’s obligation under bankruptcy law to return the excess to the counterparty. As of December 31, 2014, the Total Return Bond Fund held a repurchase agreement.

The Funds may enter into reverse repurchase agreements, whereby a Fund sells securities concurrently with entering into an agreement to repurchase those securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on those securities. Reverse repurchase agreements are speculative techniques involving leverage and are considered borrowings by the Fund for purposes of the percentage limitations applicable to borrowings.

Reverse repurchase transactions and treasury roll transactions are entered into by a Fund under Master Repurchase Agreements (MRA), which permit a Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a Fund. With reverse repurchase transactions and treasury roll transactions, typically the Funds and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed. There were no reverse repurchase agreements for the period ended December 31, 2014.

Each Fund may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and that Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because a Fund is not required to pay for when-issued, delayed-delivery, or forward commitment securities until the delivery date, they must result in a form of leverage to the extent a Fund does not maintain liquid assets equal to the face amount of the contract. The Funds segregate assets (cash and/or securities) to cover the amounts outstanding related to these transactions.

Derivatives:

The Funds engaged in various portfolio investment strategies both to increase the return of the Funds and to economically hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract. The Funds are subject to credit risk, equity price risk and interest rate risk in the normal course of pursuing its investment objectives by investing in various derivative financial instruments, as described below:

N-Q Report December 2014 / 151

Notes to Financial Statements (Continued)

Over the reporting period, the Funds engaged in interest rate futures contracts, foreign currency exchange contracts, swap agreements and swaptions as a means of managing interest rate risk and yield curve positioning consistent with the advisor’s current market perspectives. Additionally, credit default swaps were held for the purposes of (1) hedging valuation risks specific to identified market segments, industries and credits and (2) efficiently gaining income-bearing exposures to selected market segments, industries and credits. The market value of these instruments, realized and changes in unrealized gains and losses, the types of contracts are included in the Schedule of Portfolio Investments and the Notes to Financial Statements.

Options - The Funds may purchase and write, call and put options on securities, securities indices and on foreign currencies. A Fund may purchase put options on securities to seek to protect holdings in an underlying or related security against a substantial decline in market value. A Fund may purchase call options on securities to seek to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may write a call or put option only if the option is covered by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the sum of the premium and exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it maybe required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

The Funds may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain over-the-counter options may expose the Funds to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter option transaction, a Fund’s maximum amount of loss is the premium paid (as purchaser) or the unrealized loss of the contract (as writer). As of December 31, 2014, the The Low Duration Bond Fund and the Total Return Bond Fund held written swaptions.

Futures - The Funds purchased or sold exchange-traded futures contracts, which are contracts that obligate the Funds to make or take delivery of a financial instrument or the cash value of a security index at a specified future date at a specified price. The Funds may use futures contracts to manage exposure to the stock and bond markets or changes in interest rates and currency values, or for gaining exposure to markets. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Adviser to the Fund may be attempting to sell some or all the Fund holdings or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Fund, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

Futures transactions involve minimal counterparty risk since futures contracts are guaranteed against default by the exchange on which they trade.

Foreign Currency - The Funds may hold foreign currency as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk).

Foreign Currency Exchange Contracts - The Funds entered into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currencies in which some of the investments held by a Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Swaps - The Funds invested in swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the

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Notes to Financial Statements (Continued)

returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a basket of securities representing a particular index. A swap contract may not be assigned without the consent of the counterparty (and in certain circumstances may not be assignable), and may result in losses in the event of a default or bankruptcy of the counterparty.

The Funds entered into credit default swap agreements. The buyer in a credit default contract is obligated to pay the seller a periodic, stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the par value (full notional value) of the reference obligation in exchange for the reference obligation. The Funds may be either the buyer or seller in such transactions. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller of a credit default swap, the Fund receives a fixed rate of income throughout the term of the contract, provided there is no default event. If an event of default occurs, the seller may pay the notional value of the reference obligation. The value of the reference obligation received by the seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk.

The aggregate fair value of credit default swaps in a net liability position is reflected as unrealized depreciation and is disclosed in the Notes to Schedules of Investments. The collateral posted, net of assets received as collateral, for swap contracts is also disclosed in the Notes to Schedules of Investments. The maximum potential amount of future payments (undiscounted) that a portfolio as a seller of protection could be required to make under a credit default swap agreement is an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2014, for which a portfolio is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts are partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a portfolio for the same referenced entity or entities.

The Funds entered into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. The Funds’ maximum risk of loss due to counterparty default is the discounted net asset value of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life. The Funds enter into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed-rate bonds which may decrease when interest rates rise (interest rate risk).

The Funds may write (sell) and purchase put and call swaptions. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a new swap agreement, or to shorten, extend, cancel or modify an existing swap agreement, on a future date on specified terms. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. At December 31, 2014, the Low Duration Bond Fund and the Total Return Bond Fund held written swaptions.

In addition to the securities listed above, the AlphaTrak 500 Fund invested in the following equity derivative instruments with a notional or contractual value up to its total assets: S&P 500 Index futures contracts, Mini S&P 500 Index futures contracts, options on the S&P 500 Index and S&P futures, and swap agreements involving the S&P 500 Index. When the above listed S&P Index derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest up to 100% in the common stocks that comprise the S&P 500 Index. The Fund may also invest up to 25% of its total assets in these stocks indirectly by purchasing interests in one or more mutual funds, asset pools, or trusts that invest in such stocks.

The Funds may enter into total return swap agreements. Total return swap is the generic name for any non-traditional swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of LIBOR based cash flows. The total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. The total return swap is a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually LIBOR, is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties.

As a result, unrealized gains are reported as an asset and unrealized losses are reported as a liability in the statements of assets and liabilities. The change in the value of the swaps, including periodic amounts of interest paid or received on swaps is reported as

N-Q Report December 2014 / 153

Notes to Financial Statements (Concluded)

unrealized gains or losses in both the statements of assets and liabilities and the statements of operations. A realized gain or loss is recorded upon payment or termination of swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used upon payment or receipt of a periodic payment or termination of swap agreements to express the extent of involvement in these transactions, but the amounts subject to credit risk are much smaller. At December 31, 2014, the Funds had outstanding swap agreements as listed in the Funds’ Schedules of Portfolio Investments. Swap transactions present risk of loss in excess of the related amounts in the statements of assets and liabilities.

3.	FEDERAL TAX INFORMATION

Capital Loss Carryforwards:

At March 31, 2014, the following Funds had available for federal income tax purposes unused capital losses as follows:

FUND	EXPIRING IN 2015	EXPIRING IN 2016	EXPIRING IN 2017	EXPIRING IN 2018	EXPIRING IN 2019	SHORT TERM NON-EXPIRING AMOUNTS*	LONG TERM NON-EXPIRING AMOUNTS*
Ultra Short Bond Fund	$171,312	$1,489,245	$17,068,161	$14,894,875	$10,083,524	$186,878	$4,662,406
Low Duration Bond Fund	–	–	99,373,584	21,029,490	42,081,240	755,176	52,093,396
Total Return Bond Fund	–	–	–	–	–	153,433,812	–
Unconstrained Bond Fund	–	–	–	–	–	828,570	–
Strategic Income Fund	–	6,589,872	47,852,416	18,413,032	41,345,040	–	3,985,704
AlphaTrak 500 Fund	–	–	64,047,338	15,892,244	12,617,196	–	–

*   Under the Modernization Act of 2010, capital losses incurred by the Funds after March 31, 2011 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in the years preceding enactment.

For additional information regarding the accounting policies of the Metropolitan West Funds, refer to the most recent financial statements in the CRS filing at www.sec.gov.

154 / N-Q Report December 2014

Metropolitan West Funds

Privacy Policy

Our Privacy Policy

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc. and the Metropolitan West Funds (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information.

What You Should Know

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial Information,” issued by the U.S. Securities and Exchange Commission.

Categories of Information We Collect

We may collect the following types of nonpublic personal and financial information about you from the following sources:

• Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

• Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

• Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

Categories of Information We Disclose to Nonaffiliated Third Parties

• We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

• We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

Categories of Information We Disclose to Our Affiliated Entities

• We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

N-Q Report December 2014 / 155

Metropolitan West Funds

Privacy Policy (Concluded)

•

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

Information About Former Customers

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

Questions

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

Reminder About TCW’s Financial Products

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc. and the Metropolitan West Funds:

•	Are not guaranteed by a bank;

•	Are not obligations of The TCW Group, Inc. or of its subsidiaries;

•	Are not insured by the Federal Deposit Insurance Corporation; and

•	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC.

TCW FUNDS, INC.

TCW STRATEGIC INCOME FUND, INC.

METROPOLITAN WEST FUNDS

Attention: Privacy Officer | 865 South Figueroa St. Suite 1800 | Los Angeles, CA 90017 | email: privacy@tcw.com

156 / N-Q Report December 2014

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Metropolitan West Funds

By (Signature and Title)* /s/ David B. Lippman
David B. Lippman, President and Principal Executive Officer
(principal executive officer)

Date February 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ David B. Lippman
David B. Lippman, President and Principal Executive Officer
(principal executive officer)

Date February 24, 2015

By (Signature and Title)* /s/ David S. DeVito
David S. DeVito, Treasurer
(principal financial officer)

Date February 24, 2015

* Print the name and title of each signing officer under his or her signature.